     As filed with the Securities and Exchange Commission on April 30, 2002


                    Securities Act File No. 33-52742
                  Investment Company Act File Act No. 811-7238
  ============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A


         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          |X|
                  PRE-EFFECTIVE AMENDMENT NO.                             |_|

                  POST-EFFECTIVE AMENDMENT NO. 28                         |X|


                                     and/or
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  |X|

                                AMENDMENT NO. 30

                        (Check appropriate box or boxes)

                             SUNAMERICA SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)

                               1 SunAmerica Center
                           Los Angeles, CA 90067-6022
                (Address of Principal Executive Office)(Zip Code)

       Registrant's telephone number, including area code: (800) 858-8850

                              Robert M. Zakem, Esq.
                    Senior Vice President and General Counsel
                        SunAmerica Asset Management Corp.
                              The SunAmerica Center
                          733 Third Avenue - 3rd Floor
                             New York, NY 10017-3204
                    (Name and Address for Agent for Service)

                                    Copy to:
                            Mallory L. Reznik, Esq.
                                 SunAmerica Inc.
                               1 SunAmerica Center
                           Los Angeles, CA 90067-6022

                             Margery K. Neale, Esq.
                               Shearman & Sterling
                              599 Lexington Avenue
                               New York, NY 10022

     Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.


     It is proposed that this filing will become effective (check appropriate box)

                    |_| immediately upon filing pursuant to paragraph (b) of Rule 485


                    |X|  on May 1, 2002  pursuant to paragraph (b) of Rule 485



                    |_| 60 days after filing pursuant to paragraph (a)(1) of Rule 485


                    |_|  on (date) pursuant to paragraph (a)(1) of Rule 485


                    |_| 75 days after filing pursuant to paragraph (a)(2) of Rule 485


                    |_| on (date) pursuant to paragraph (a)(2) of Rule 485.



                  If appropriate, check the following box:

                    |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                 ----------------------------------------------

                                   PROSPECTUS

                                  MAY 1, 2002

                 ----------------------------------------------

                            SUNAMERICA SERIES TRUST
                                (CLASS A SHARES)

                  --    Cash Management Portfolio
                  --    Corporate Bond Portfolio
                  --    Global Bond Portfolio
                  --    High-Yield Bond Portfolio
                  --    Worldwide High Income Portfolio
                  --    SunAmerica Balanced Portfolio
                  --    MFS Total Return Portfolio
                  --    Asset Allocation Portfolio
                  --    Telecom Utility Portfolio
                  --    Equity Income Portfolio
                  --    Equity Index Portfolio
                  --    Growth-Income Portfolio
                  --    Federated Value Portfolio
                  --    Davis Venture Value Portfolio
                  --    "Dogs" of Wall Street Portfolio
                  --    Alliance Growth Portfolio
                  --    Goldman Sachs Research Portfolio
                  --    MFS Growth and Income Portfolio
                  --    Putnam Growth Portfolio
                  --    Blue Chip Growth Portfolio
                  --    Real Estate Portfolio
                  --    Small Company Value Portfolio
                  --    MFS Mid-Cap Growth Portfolio
                  --    Aggressive Growth Portfolio
                  --    Growth Opportunities Portfolio
                  --    Marsico Growth Portfolio

                  --    Technology Portfolio

                  --    International Growth and Income Portfolio
                  --    Global Equities Portfolio
                  --    International Diversified Equities Portfolio
                  --    Emerging Markets Portfolio


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

ACCOUNT INFORMATION.........................................     41

ADDITIONAL INFORMATION ABOUT THE "DOGS" OF WALL STREET AND
  GOLDMAN SACHS RESEARCH PORTFOLIOS.........................     42

  Investment Strategy for the "Dogs" of Wall Street
     Portfolio..............................................     42

  Investment Strategy for the Goldman Sachs Research
     Portfolio..............................................     42

MORE INFORMATION ABOUT THE PORTFOLIOS.......................     43

  Investment Strategies.....................................     43

GLOSSARY....................................................     51

  Investment Terminology....................................     51

  Risk Terminology..........................................     54

MANAGEMENT..................................................     57

  Information about the Investment Adviser and Manager......     57

  Information about the Subadvisers.........................     58

  Portfolio Management......................................     60

  Custodian, Transfer and Dividend Paying Agent.............     76

FINANCIAL HIGHLIGHTS........................................     77

FOR MORE INFORMATION........................................     87

                        Q&A





       FIXED INCOME PORTFOLIOS typically seek to provide high current income consistent with the preservation of capital by investing in fixed income securities.



       YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.



       INCOME is interest payments from bonds or dividends from stocks.



       TOTAL RETURN is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in a value of an investment over a given period expressed as a percentage of the initial investment.




       "HIGH QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.




       "NET ASSETS" will take into account borrowings for investment purposes.




      --------------------------------------------------------------------





                 TRUST HIGHLIGHTS

      --------------------------------------------------------------------




      The following questions and answers are designed to give you an overview of SunAmerica Series Trust ("the Trust") and to provide you with information about the Trust's thirty-one separate investment series ("Portfolios") and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," which begin on page 43, and the glossary that follows on page 51.


Q:  WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
    STRATEGIES?
A: Each Portfolio operates as a separate mutual fund, with its own investment goal and a principal investment strategy for pursuing it. A Portfolio's investment goal may be changed without shareholder approval, but you will be notified of any change. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.

                            FIXED INCOME PORTFOLIOS


  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    Cash Management         high current yield while    invests in a diversified selection
    Portfolio               preserving capital          of money market instruments
  ----------------------------------------------------------------------------------------------
    Corporate Bond          high total return with      invests, under normal
    Portfolio               only moderate price risk    circumstances, at least 80% of net
                                                        assets in investment grade fixed
                                                        income securities
  ----------------------------------------------------------------------------------------------
    Global Bond Portfolio   high total return,          invests, under normal
                            emphasizing current         circumstances, at least 80% of net
                            income and, to a lesser     assets in high quality fixed income
                            extent, capital             securities of U.S. and foreign
                            appreciation                issuers and transactions in foreign
                                                        currencies
  ----------------------------------------------------------------------------------------------
    High-Yield Bond         high current income and,    invests, under normal
    Portfolio               secondarily, capital        circumstances, at least 80% of net
                            appreciation                assets in intermediate and
                                                        long-term corporate obligations,
                                                        emphasizing high-yield, high-risk
                                                        fixed income securities (junk
                                                        bonds) with a primary focus on "B"
                                                        rated high-yield bonds
  ----------------------------------------------------------------------------------------------
    Worldwide High Income   high current income and,    invests, under normal
    Portfolio               secondarily, capital        circumstances, at least 80% of net
                            appreciation                assets in high-yield, high-risk
                                                        fixed income securities (junk
                                                        bonds) of issuers located
                                                        throughout the world
  ----------------------------------------------------------------------------------------------

       BALANCED PORTFOLIOS typically try to balance three different investment goals: capital appreciation, income and capital preservation by investing in a mixture of stocks, bonds and money market instruments.




       ASSET ALLOCATION is a varying combination, depending on market conditions and risk level, of stocks, bonds, money market instruments and other assets.



       CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.



       INDEX PORTFOLIOS typically are comprised of securities that make up or replicate a target index; the primary objective is to mirror the investment results of the index.



       A "VALUE" PHILOSOPHY -- that of investing in securities that are believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength and generous dividend yields that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

                    BALANCED OR ASSET ALLOCATION PORTFOLIOS


  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    SunAmerica Balanced     conservation of             maintains at all times a balanced
    Portfolio               principal and capital       portfolio of stocks and bonds, with
                            appreciation                at least 25% invested in fixed
                                                        income securities
  ----------------------------------------------------------------------------------------------
    MFS Total Return        reasonable current          invests primarily in common stocks
    Portfolio               income, long-term           and fixed income securities, with
                            capital growth and          an emphasis on income-producing
                            conservation of capital     securities that appear to have some
                                                        potential for capital enhancement
  ----------------------------------------------------------------------------------------------
    Asset Allocation        high total return           invests in a diversified portfolio
    Portfolio               (including income and       that may include common stocks and
                            capital gains)              other securities with common stock
                            consistent with long-       characteristics, bonds and other
                            term preservation of        intermediate and long-term fixed
                            capital                     income securities and money market
                                                        instruments
  ----------------------------------------------------------------------------------------------


                               EQUITY PORTFOLIOS


  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    Telecom Utility         high current income and     invests, under normal
    Portfolio               moderate capital            circumstances, at least 80% of net
                            appreciation                assets in equity and debt
                                                        securities of utility companies
  ----------------------------------------------------------------------------------------------
    Equity Income           long-term capital           invests primarily in equity
    Portfolio               appreciation and income     securities of companies which the
                                                        Subadviser believes are
                                                        characterized by the ability to pay
                                                        above-average dividends, the
                                                        ability to finance expected growth
                                                        and strong management
  ----------------------------------------------------------------------------------------------
    Equity Index Portfolio  investment results that     invests, under normal
                            correspond with the         circumstances, at least 80% of net
                            performance of the          assets in common stocks included in
                            Standard & Poor's 500       the S&P 500
                            Composite Stock Price
                            Index (S&P 500)
  ----------------------------------------------------------------------------------------------
    Growth-Income           growth of capital and       invests primarily in common stocks
    Portfolio               income                      or securities that demonstrate the
                                                        potential for appreciation and/or
                                                        dividends
  ----------------------------------------------------------------------------------------------
    Federated Value         growth of capital and       invests primarily in the securities
    Portfolio               income                      of high quality companies
  ----------------------------------------------------------------------------------------------
    Davis Venture Value     growth of capital           invests primarily in common stocks
    Portfolio                                           of companies with market
                                                        capitalizations of at least $5
                                                        billion
  ----------------------------------------------------------------------------------------------
    "Dogs" of Wall Street   total return (including     invests in thirty high dividend
    Portfolio               capital appreciation and    yielding common stocks selected
                            current income)             annually from the Dow Jones
                                                        Industrial Average and the broader
                                                        market (see page 42 for additional
                                                        information about the investment
                                                        strategy for the "Dogs" of Wall
                                                        Street Portfolio)
  ----------------------------------------------------------------------------------------------

       A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.




       MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.

                               EQUITY PORTFOLIOS


  ------------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ------------------------------------------------------------------------------------------------
    Alliance Growth         long-term growth of         invests primarily in equity
    Portfolio               capital                     securities of a limited number of
                                                        large, carefully selected, high
                                                        quality U.S. companies that are
                                                        judged likely to achieve superior
                                                        earnings
  ------------------------------------------------------------------------------------------------
    Goldman Sachs Research  long-term growth of         invests, under normal circumstances,
    Portfolio               capital                     at least 90% of its total assets in
                                                        U.S. equity securities, including
                                                        securities of foreign issuers that
                                                        are traded in the U.S. Under normal
                                                        circumstances, the Portfolio will
                                                        only purchase equity securities that
                                                        are included in the Goldman Sachs
                                                        Global Investment Research Division's
                                                        U.S. Select List and will sell
                                                        securities that have been removed
                                                        from the U.S. Select List. (see page
                                                        42 for additional information about
                                                        the investment strategy for the
                                                        Goldman Sachs Research Portfolio)
  ------------------------------------------------------------------------------------------------
    MFS Growth and Income   reasonable current          invests primarily in equity
    Portfolio               income and long-term        securities
                            growth of capital and
                            income
  ------------------------------------------------------------------------------------------------
    Putnam Growth           long-term growth of         invests primarily in common stocks or
    Portfolio               capital                     securities with common stock
                                                        characteristics that its Subadviser
                                                        believes have above-average growth
                                                        prospects
  ------------------------------------------------------------------------------------------------
    Blue Chip Growth        capital appreciation        invests, under normal circumstances,
    Portfolio                                           at least 80% of net assets in common
                                                        stocks that demonstrate the potential
                                                        for capital appreciation, issued by
                                                        large-cap companies
  ------------------------------------------------------------------------------------------------
    Real Estate Portfolio   total return through a      invests, under normal circumstances,
                            combination of growth       at least 80% of net assets in
                            and income                  securities of companies principally
                                                        engaged in or related to the real
                                                        estate industry or that own
                                                        significant real estate assets or
                                                        that primarily invest in real estate
                                                        financial instruments
  ------------------------------------------------------------------------------------------------
    Small Company Value     capital appreciation        invests, under normal circumstances,
    Portfolio                                           at least 80% of net assets in a
                                                        broadly diversified portfolio of
                                                        equity securities of small companies
                                                        generally with market capitalizations
                                                        ranging from approximately $39
                                                        million to $2.9 billion
  ------------------------------------------------------------------------------------------------
    MFS Mid-Cap Growth      long-term growth of         invests, under normal circumstances,
    Portfolio               capital                     at least 80% of net assets in equity
                                                        securities of medium-sized companies
                                                        that its Subadviser believes have
                                                        above-average growth potential
  ------------------------------------------------------------------------------------------------
    Aggressive Growth       capital appreciation        invests primarily in equity
    Portfolio                                           securities of high growth companies
                                                        including small and medium sized
                                                        growth companies with market
                                                        capitalizations of $1.5 billion to
                                                        $15 billion
  ------------------------------------------------------------------------------------------------
    Growth Opportunities    capital appreciation        invests primarily in common stocks
    Portfolio                                           that demonstrate the potential for
                                                        capital appreciation, issued
                                                        generally by mid-cap companies
  ------------------------------------------------------------------------------------------------

       INTERNATIONAL PORTFOLIOS typically seek capital appreciation by investing significantly in securities traded in markets outside the U.S.



       AN "EMERGING MARKET" COUNTRY is generally a country with a low or middle income economy or that is in the early stages of its industrialization cycle.

                               EQUITY PORTFOLIOS


  ------------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ------------------------------------------------------------------------------------------------
    Marsico Growth          long-term growth of         invests, under normal circumstances,
    Portfolio               capital                     at least 65% in equity securities of
                                                        large companies with a general core
                                                        position of 20 to 30 common stocks
  ------------------------------------------------------------------------------------------------
    Technology Portfolio    long-term capital           invests, under normal circumstances,
                            appreciation                at least 80% of net assets in equity
                                                        securities that demonstrate the
                                                        potential for capital appreciation,
                                                        issued by companies the Subadviser
                                                        believes are positioned to benefit
                                                        from involvement in technology and
                                                        technology-related industries
                                                        worldwide
  ------------------------------------------------------------------------------------------------


                            INTERNATIONAL PORTFOLIOS


  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    International Growth    growth of capital and,      invests primarily in common stocks
    and Income Portfolio    secondarily, current        traded on markets outside the U.S.
                            income
  ----------------------------------------------------------------------------------------------
    Global Equities         long-term growth of         invests primarily in common stocks
    Portfolio               capital                     or securities with common stock
                                                        characteristics of U.S. and foreign
                                                        issuers that demonstrate the
                                                        potential for appreciation and
                                                        engages in transactions in foreign
                                                        currencies; under normal
                                                        circumstances, at least 80% of net
                                                        assets of the Portfolio will be
                                                        invested in equity securities
  ----------------------------------------------------------------------------------------------
    International           long-term capital           invests primarily (in accordance
    Diversified Equities    appreciation                with country and sector weightings
    Portfolio                                           determined by its Subadviser) in
                                                        securities of foreign issuers that,
                                                        in the aggregate, replicate broad
                                                        country and sector indices; under
                                                        normal circumstances at least 80%
                                                        of net assets of the Portfolio will
                                                        be invested in equity securities
  ----------------------------------------------------------------------------------------------
    Emerging Markets        long-term capital           invests, under normal
    Portfolio               appreciation                circumstances, at least 80% of net
                                                        assets in common stocks and other
                                                        equity securities of companies that
                                                        its Subadviser believes have
                                                        above-average growth prospects
                                                        primarily in emerging markets
                                                        outside the U.S.
  ----------------------------------------------------------------------------------------------

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?


A: The following section describes the principal risks of each Portfolio, while the charts beginning on page 43 describe various additional risks.


    Risks of Investing in Equity Securities


    The EQUITY INCOME, EQUITY INDEX, GROWTH-INCOME, FEDERATED VALUE, DAVIS VENTURE VALUE, "DOGS" OF WALL STREET, ALLIANCE GROWTH, GOLDMAN SACHS RESEARCH, MFS GROWTH AND INCOME, PUTNAM GROWTH, BLUE CHIP GROWTH, REAL ESTATE, SMALL COMPANY VALUE, MFS MID-CAP GROWTH, AGGRESSIVE GROWTH, GROWTH OPPORTUNITIES, MARSICO GROWTH, TECHNOLOGY, INTERNATIONAL GROWTH AND INCOME, GLOBAL EQUITIES, INTERNATIONAL DIVERSIFIED EQUITIES and EMERGING MARKETS PORTFOLIOS invest primarily in equity securities. In addition, the SUNAMERICA BALANCED, MFS TOTAL RETURN, ASSET ALLOCATION and TELECOM UTILITY PORTFOLIOS invest significantly in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. Growth stocks are historically volatile, which will particularly affect the ASSET ALLOCATION, GROWTH-INCOME, ALLIANCE GROWTH, GOLDMAN SACHS RESEARCH, MFS GROWTH AND INCOME, PUTNAM GROWTH, BLUE CHIP GROWTH, MFS MID-CAP GROWTH, AGGRESSIVE GROWTH, GROWTH OPPORTUNITIES, MARSICO GROWTH, TECHNOLOGY, and INTERNATIONAL GROWTH AND INCOME PORTFOLIOS. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa. In addition, individual stocks selected for any of these Portfolios may underperform the market generally.


    Risks of Investing in Bonds


    The CORPORATE BOND, GLOBAL BOND, HIGH-YIELD BOND and WORLDWIDE HIGH INCOME PORTFOLIOS invest primarily in bonds. In addition, the SUNAMERICA BALANCED, MFS TOTAL RETURN, ASSET ALLOCATION and TELECOM UTILITY PORTFOLIOS invest significantly in bonds. As with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in the bond market, movements in the bond market generally may affect its performance. In addition, individual bonds selected for any of these Portfolios may underperform the market generally.


    Risks of Investing in Junk Bonds

    The HIGH-YIELD BOND and WORLDWIDE HIGH INCOME PORTFOLIOS invest predominantly in junk bonds, which are considered speculative. The CORPORATE BOND, MFS TOTAL RETURN, ASSET ALLOCATION, EQUITY INCOME, REAL ESTATE, SMALL COMPANY VALUE and MFS MID-CAP GROWTH PORTFOLIOS also invest significantly in junk bonds. While the Adviser and Subadvisers each tries to diversify its portfolio and to engage in a credit analysis of each junk bond issuer in which it invests, junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

    Risks of Investing in Money Market Securities

    While an investment in the CASH MANAGEMENT PORTFOLIO should present the least market risk of any of the Portfolios since it invests only in high-quality short-term debt obligations (money market securities), you should be aware that an investment in the CASH MANAGEMENT PORTFOLIO is subject to the risk that the value of its investments may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal. The CASH MANAGEMENT PORTFOLIO does not seek to maintain a stable net asset value.

    Risks of Investing Internationally

    Except for the CASH MANAGEMENT PORTFOLIO, all of the Portfolios may invest internationally, including in "emerging market" countries. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain developing countries. While investing internationally may reduce your risk by increasing the diversification of your investment, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. These risks affect all the Portfolios except for the

    CASH MANAGEMENT PORTFOLIO and are primary risks of the GLOBAL BOND, WORLDWIDE HIGH INCOME, INTERNATIONAL GROWTH AND INCOME, GLOBAL EQUITIES, INTERNATIONAL DIVERSIFIED EQUITIES and EMERGING MARKETS PORTFOLIOS.


    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the SMALL COMPANY VALUE, GROWTH-INCOME, ALLIANCE GROWTH, PUTNAM GROWTH, AGGRESSIVE GROWTH, TECHNOLOGY, INTERNATIONAL GROWTH AND INCOME and EMERGING MARKETS PORTFOLIOS.

    Risks of a "Passively Managed" Strategy

    Each of the EQUITY INDEX and "DOGS" OF WALL STREET PORTFOLIOS will not deviate from its strategy (except to the extent necessary to comply with federal tax laws). If a Portfolio is committed to a strategy that is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolios will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolios may be more susceptible to general market declines than other Portfolios.

    Risks of Investing in Utility Securities

    The TELECOM UTILITY PORTFOLIO invests primarily in equity and debt securities of utility companies that produce, transmit, or distribute gas and electric energy as well as those companies that provide communications facilities, such as telephone and telegraph companies. Such utility securities entail certain risks including: (i) utility companies' historic difficulty in earning adequate returns on investment despite frequent rate increases; (ii) restrictions on operations and increased costs and delays due to governmental regulations; (iii) building or construction delays; (iv) environmental regulations; (v) difficulty of the capital markets in absorbing utility debt and equity securities; (vi) difficulties in obtaining fuel at reasonable prices and (vii) potential effect of deregulation.

    To attempt to reduce these risks, the Subadviser will perform its own credit analysis in addition to using recognized rating agencies and will obtain information from other sources, including the issuer's management and other investment analysts.

    Risks of Investing in Real Estate Securities


    The REAL ESTATE PORTFOLIO invests primarily in the real estate industry. A Portfolio that invests primarily in the real estate industry is subject to the risks associated with the direct ownership of real estate. The Portfolio could also be subject to the risks of direct ownership as a result of a default on a debt security it may own. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. Most of the Portfolio's investments are, and likely will continue to be, interests in Real Estate Investment Trusts ("REITs").


    Risks of Investing in "Non-Diversified" Portfolios

    The GLOBAL BOND, WORLDWIDE HIGH INCOME, "DOGS" OF WALL STREET, MFS MID-CAP GROWTH, MARSICO GROWTH and INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIOS are organized as "non-diversified" Portfolios. A non-diversified Portfolio can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, a Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

    In addition, the GOLDMAN SACHS RESEARCH PORTFOLIO invests principally in securities included in the Goldman Sachs Global Investment Research Division's U.S. Select List which comprises approximately 25-35 stocks. As a result of the small universe of stocks in which the Portfolio generally invests, it may be subject to greater risks than would a more diversified fund.

    Risks of Investing in Technology Companies

    Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the returns of a Portfolio that invests in technology companies may be considerably more volatile than those of a fund that does not invest in technology companies. This will particularly affect the TECHNOLOGY and MARSICO GROWTH PORTFOLIOS.

    Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and comparing the Portfolios' average annual returns to those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future. Performance information is not included for Portfolios that have not been in existence for at least one full calendar year.

--------------------------------------------------------------------------------

                           CASH MANAGEMENT PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1994                                                                             3.80%
1995                                                                             5.48%
1996                                                                             4.91%
1997                                                                             5.22%
1998                                                                             5.05%
1999                                                                             4.87%
2000                                                                             6.05%
2001                                                                             3.67%


During the period shown in the bar chart, the highest return for a quarter was 1.58% (quarter ended 12/31/00) and the lowest return for a quarter was 0.50% (quarter ended 12/31/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 0.36%.

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE      SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2001)                          YEAR       YEARS     INCEPTION(1)
-------------------------------------------------------------------------------------------------
 Cash Management Portfolio                                      3.67%      4.97%         4.64%
-------------------------------------------------------------------------------------------------


(1)  Inception date for the Portfolio is February 9, 1993.

--------------------------------------------------------------------------------

                            CORPORATE BOND PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1994                                                                             -3.19%
1995                                                                             17.78%
1996                                                                              4.49%
1997                                                                             10.90%
1998                                                                              6.05%
1999                                                                             -1.85%
2000                                                                              5.03%
2001                                                                              7.59%


During the period shown in the bar chart, the highest return for a quarter was 5.94% (quarter ended 06/30/95) and the lowest return for a quarter was -2.89% (quarter ended 03/31/94). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 0.72%.

--------------------------------------------------------------------------------


          AVERAGE ANNUAL TOTAL RETURNS (AS OF THE            PAST ONE    PAST FIVE       SINCE
          CALENDAR YEAR ENDED DECEMBER 31, 2001)               YEAR        YEARS      INCEPTION(1)
--------------------------------------------------------------------------------------------------
 Corporate Bond Portfolio                                       7.59%        5.46%          5.62%
--------------------------------------------------------------------------------------------------
 Lehman Brothers Corporate Bond Index(2)                       10.30%        7.14%          6.94%
--------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Index(3)                             8.42%        7.43%          6.81%
--------------------------------------------------------------------------------------------------


(1) Inception date for the Portfolio is July 1, 1993. The since inception returns for the comparative indices are as of the inception date month end.


(2) The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt.



(3) The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market -- 70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

--------------------------------------------------------------------------------

                             GLOBAL BOND PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]


1994                                                                             -4.65%
1995                                                                             17.64%
1996                                                                              9.36%
1997                                                                             10.03%
1998                                                                             10.87%
1999                                                                             -1.05%
2000                                                                              9.27%
2001                                                                              5.05%



During the period shown in the bar chart, the highest return for a quarter was 5.66% (quarter ended 09/30/98) and the lowest return for a quarter was -3.97% (quarter ended 03/31/94). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -0.28%.

--------------------------------------------------------------------------------


        AVERAGE ANNUAL TOTAL RETURNS (AS OF THE             PAST ONE      PAST FIVE      SINCE
         CALENDAR YEAR ENDED DECEMBER 31, 2001)               YEAR          YEARS     INCEPTION(1)
--------------------------------------------------------------------------------------------------
 Global Bond Portfolio                                         5.05%         6.74%        7.03%
--------------------------------------------------------------------------------------------------
 J.P. Morgan Global Government Bond Index (hedged)(2)          6.15%         7.90%        7.88%
--------------------------------------------------------------------------------------------------


(1) Inception date for the Portfolio is July 1, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The J.P. Morgan Global Government Bond Index (hedged) tracks the performance of bonds throughout the world, including issues from Europe, Australia, the Far East and the United States.

--------------------------------------------------------------------------------

                           HIGH-YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]


1994                                                                             -5.52%
1995                                                                             14.24%
1996                                                                             14.57%
1997                                                                             14.42%
1998                                                                             -2.95%
1999                                                                              6.50%
2000                                                                             -9.30%
2001                                                                             -4.30%



During the period shown in the bar chart, the highest return for a quarter was 7.38% (quarter ended 09/30/97) and the lowest return for a quarter was -8.40% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 0.14%.

--------------------------------------------------------------------------------


        AVERAGE ANNUAL TOTAL RETURNS (AS OF THE             PAST ONE      PAST FIVE      SINCE
         CALENDAR YEAR ENDED DECEMBER 31, 2001)               YEAR          YEARS     INCEPTION(1)
--------------------------------------------------------------------------------------------------
 High-Yield Bond Portfolio                                    -4.30%        0.53%         4.13%
--------------------------------------------------------------------------------------------------
 Merrill Lynch High-Yield Master Index(2)                      6.20%        3.95%         6.84%
--------------------------------------------------------------------------------------------------


(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The Merrill Lynch High-Yield Master Index includes publicly placed, nonconvertible, coupon-bearing U.S. domestic debt with a maturity of at least one year. Par amounts of all issues at the beginning and ending of each reporting period must be at least $10,000. Issues included in the index must have a rating that is less than investment grade but not in default.

--------------------------------------------------------------------------------

                        WORLDWIDE HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1995                                                                            -20.97%
1996                                                                             25.32%
1997                                                                             15.54%
1998                                                                            -17.07%
1999                                                                             19.31%
2000                                                                             -2.96%
2001                                                                             -3.20%


During the period shown in the bar chart, the highest return for a quarter was 12.07% (quarter ended 06/30/95) and the lowest return for a quarter was -24.35% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 1.31%.

--------------------------------------------------------------------------------


         AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE       PAST FIVE          SINCE
         CALENDAR YEAR ENDED DECEMBER 31, 2001)              YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 Worldwide High Income Portfolio                            -3.20%          1.43%             6.70%
------------------------------------------------------------------------------------------------------
 Blended Index(2)                                            2.62%          5.49%             9.67%
------------------------------------------------------------------------------------------------------
 First Boston High-Yield Bond Index(3)                       5.80%          3.25%             6.27%
------------------------------------------------------------------------------------------------------
 J.P. Morgan EMBI Plus(4)                                   -0.79%          6.95%            12.38%
------------------------------------------------------------------------------------------------------


(1) Inception date for the Portfolio is October 28, 1994. The since inception returns for the comparative indices are as of the inception date month end.


(2) The Blended Index combines 50% of the First Boston High-Yield Bond Index and 50% of the J.P. Morgan Emerging Markets Bond Index Plus.



(3) The First Boston High-Yield Bond Index is a trader-priced portfolio constructed to mirror the public high-yield debt market. Securities in the index are rated B or lower.



(4) The J.P. Morgan Emerging Markets Bond Index (EMBI) Plus is a market-weighted index composed of all Brady Bonds outstanding; it includes Argentina, Brazil, Mexico, Nigeria, the Philippines and Venezuela.

--------------------------------------------------------------------------------

                         SUNAMERICA BALANCED PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1997                                                                             24.48%
1998                                                                             24.61%
1999                                                                             21.40%
2000                                                                             -9.43%
2001                                                                            -13.14%


During the period shown in the bar chart, the highest return for a quarter was 15.55% (quarter ended 12/31/98) and the lowest return for a quarter was -11.19% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -2.72%.

--------------------------------------------------------------------------------


         AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE       PAST FIVE          SINCE
         CALENDAR YEAR ENDED DECEMBER 31, 2001)              YEAR           YEARS         INCEPTION(1)
-----------------------------------------------------------------------------------
 SunAmerica Balanced Portfolio                              -13.14%          8.18%            9.22%
------------------------------------------------------------------------------------------------------
 Blended Index(2)                                            -3.17%          9.39%           10.09%
------------------------------------------------------------------------------------------------------
 S&P 500 Index(3)                                           -11.88%         10.70%           11.79%
------------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Index(4)                           8.42%          7.43%            7.79%
------------------------------------------------------------------------------------------------------


(1) Inception date for the Portfolio is June 3, 1996. The since inception returns for the comparative indices are as of the inception date month end.


(2) The Blended Index consists of 55% S&P 500 Index, 35% Lehman Brothers Aggregate Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.



(3) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.



(4) The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market -- 70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1995                                                                             27.64%
1996                                                                              9.94%
1997                                                                             16.90%
1998                                                                             19.53%
1999                                                                              2.88%
2000                                                                             17.01%
2001                                                                              0.52%


During the period shown in the bar chart, the highest return for a quarter was 13.55% (quarter ended 12/31/98) and the lowest return for a quarter was -5.22% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 2.78%.

--------------------------------------------------------------------------------


         AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE       PAST FIVE          SINCE
         CALENDAR YEAR ENDED DECEMBER 31, 2001)              YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 MFS Total Return Portfolio(2)                                0.52%         11.08%           12.76%
------------------------------------------------------------------------------------------------------
 Blended Index(3)                                            -3.17%          9.39%           12.01%
------------------------------------------------------------------------------------------------------
 S&P 500 Index(4)                                           -11.88%         10.70%           15.16%
------------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Index(5)                           8.42%          7.43%            8.25%
------------------------------------------------------------------------------------------------------


(1) Inception date for the Portfolio is October 28, 1994. The since inception returns for the comparative indices are as of the inception date month end.

(2) Prior to January 1, 1999, the MFS Total Return Portfolio was named the Balanced Phoenix Investment Counsel Portfolio.


(3) The Blended Index consists of 35% Lehman Brothers Aggregate Index, 55% S&P 500 Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.



(4) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.



(5) The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market -- 70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

--------------------------------------------------------------------------------

                           ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1994                                                                             -0.26%
1995                                                                             26.29%
1996                                                                             18.95%
1997                                                                             21.81%
1998                                                                              3.32%
1999                                                                              9.44%
2000                                                                             -0.31%
2001                                                                             -2.85%


During the period shown in the bar chart, the highest return for a quarter was 11.05% (quarter ended 06/30/97) and the lowest return for a quarter was -8.76% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 0.38%.

--------------------------------------------------------------------------------


         AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE       PAST FIVE          SINCE
         CALENDAR YEAR ENDED DECEMBER 31, 2001)              YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 Asset Allocation Portfolio                                  -2.85%          5.93%            9.22%
------------------------------------------------------------------------------------------------------
 Blended Index(2)                                            -3.72%          9.81%           11.21%
------------------------------------------------------------------------------------------------------
 S&P 500 Index(3)                                           -11.88%         10.70%           13.75%
------------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Index(4)                           8.42%          7.43%            6.81%
------------------------------------------------------------------------------------------------------


(1) Inception date for the Portfolio is July 1, 1993. The since inception returns for the comparative indices are as of the inception date month end.


(2) The Blended Index consists of 40% Lehman Brothers Aggregate Index and 60% S&P 500 Index.



(3) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.



(4) The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market--70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

--------------------------------------------------------------------------------

                           TELECOM UTILITY PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]


1997                                                                             25.73%
1998                                                                             14.04%
1999                                                                              1.78%
2000                                                                             -9.00%
2001                                                                            -13.76%



During the period shown in the bar chart, the highest return for a quarter was 12.85% (quarter ended 12/31/97) and the lowest return for a quarter was -8.49% (quarter ended 12/31/00). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -2.68%.


--------------------------------------------------------------------------------

         AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE       PAST FIVE        SINCE
          CALENDAR YEAR ENDED DECEMBER 31, 2001)            YEAR           YEARS          INCEPTION(1)
-----------------------------------------------------------------------------------
 Telecom Utility Portfolio(2)                               -13.76%          2.75%            4.11%
-----------------------------------------------------------------------------------
 Blended Index(3)                                           -17.75%          7.98%            8.64%
-----------------------------------------------------------------------------------
 S&P 500 Index(4)                                           -11.88%         10.70%           11.79%
-----------------------------------------------------------------------------------------------------


(1) Inception date for the Portfolio is June 3, 1996. The since inception returns for the comparative indices are as of the inception date month end.

(2) Prior to July 5, 2000, the Telecom Utility Portfolio was named the Utility Portfolio.


(3) The Blended Index is comprised of 35% S&P Utility Index and 65% S&P Telecommunication Services Index (formerly, the S&P Communications Service Index), on a market capitalization weighted basis. The S&P Utility Index is presently comprised of 40 stocks from the electric and natural gas industries. The S&P Telecommunication Services Index is comprised of the companies listed in the telecommunications sectors of the S&P 400, 500, and
    600. Created in July of 1996, the S&P Telecommunication Services Index includes cellular and wireless service providers including pagers, long distance providers and the telephone group companies (local service providers). Index change is a name change; the composition of the index remained substantially consistent.



(4) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                            EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]


1999                                                                              4.16%
2000                                                                             12.22%
2001                                                                             -4.22%



During the period shown in the bar chart, the highest return for a quarter was 6.43% (quarter ended 12/31/00) and the lowest return for a quarter was -7.75% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 3.17%.


--------------------------------------------------------------------------------

           AVERAGE ANNUAL TOTAL RETURNS (AS OF THE            PAST ONE        SINCE
           CALENDAR YEAR ENDED DECEMBER 31, 2001)              YEAR          INCEPTION(1)
----------------------------------------------------------------------------------------
 Equity Income Portfolio                                        -4.22%           5.45%
----------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -11.88%          -1.03%
----------------------------------------------------------------------------------------


(1) Inception date for the Portfolio is December 14, 1998. The since inception return for the comparative index is as of the inception date month end.


(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                             EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]


1999                                                                             17.14%
2000                                                                             -9.46%
2001                                                                            -12.26%


During the period shown in the bar chart, the highest return for a quarter was 14.57% (quarter ended 12/31/99) and the lowest return for a quarter was -14.73% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 0.10%.


--------------------------------------------------------------------------------

           AVERAGE ANNUAL TOTAL RETURNS (AS OF THE            PAST ONE     SINCE
           CALENDAR YEAR ENDED DECEMBER 31, 2001)              YEAR       INCEPTION(1)
------------------------------------------------------------------------------------
 Equity Index Portfolio                                        -12.26%       0.04%
------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -11.88%      -1.03%
------------------------------------------------------------------------------------


(1) Inception date for the Portfolio is December 14, 1998. The since inception return for the comparative index is as of the inception date month end.


(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                            GROWTH-INCOME PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]


1994                                                                             -2.61%
1995                                                                             34.10%
1996                                                                             24.06%
1997                                                                             33.91%
1998                                                                             30.74%
1999                                                                             30.04%
2000                                                                             -8.34%
2001                                                                            -15.90%



During the period shown in the bar chart, the highest return for a quarter was 28.51% (quarter ended 12/31/98) and the lowest return for a quarter was -19.39% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 1.40%.


--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE   PAST FIVE     SINCE
          CALENDAR YEAR ENDED DECEMBER 31, 2001)             YEAR       YEARS       INCEPTION(1)
----------------------------------------------------------------------------------------------
 Growth-Income Portfolio                                     -15.90%     11.91%       13.46%
----------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                            -11.88%     10.70%       13.53%
----------------------------------------------------------------------------------------------


(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.


(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                           FEDERATED VALUE PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]


1997                                                                             31.43%
1998                                                                             17.96%
1999                                                                              6.19%
2000                                                                              2.39%
2001                                                                             -2.33%



During the period shown in the bar chart, the highest return for a quarter was 16.10% (quarter ended 12/31/98) and the lowest return for a quarter was -11.49% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 0.86%.


--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE  CALENDAR YEAR    PAST ONE    PAST FIVE     SINCE
ENDED DECEMBER 31, 2001)                                    YEAR        YEARS       INCEPTION(1)
----------------------------------------------------------------------------------------------
 Federated Value Portfolio                                   -2.33%      10.49%       10.92%
----------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                           -11.88%      10.70%       11.79%
----------------------------------------------------------------------------------------------


(1) Inception date for the Portfolio is June 3, 1996. The since inception return for the comparative index is as of the inception date month end.


(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                         DAVIS VENTURE VALUE PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1995                                                                             37.45%
1996                                                                             24.76%
1997                                                                             34.32%
1998                                                                             13.73%
1999                                                                             16.11%
2000                                                                              9.47%
2001                                                                            -11.32%


During the period shown in the bar chart, the highest return for a quarter was 21.07% (quarter ended 12/31/98) and the lowest return for a quarter was -14.87% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -0.47%.

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER   PAST ONE    PAST FIVE       SINCE
31, 2001)                                                                YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------------------
 Davis Venture Value Portfolio(2)                                       -11.32%      11.48%         16.14%
------------------------------------------------------------------------------------------------------------
 S&P 500 Index(3)                                                       -11.88%      10.70%         15.16%
------------------------------------------------------------------------------------------------------------


(1) Inception date for the Portfolio is October 28, 1994. The since inception return for the comparative index is as of the inception date month end.

(2) Prior to April 10, 2000, the Davis Venture Value Portfolio was named the Venture Value Portfolio.


(3) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                        "DOGS" OF WALL STREET PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1999                                                                             -7.08%
2000                                                                              2.94%
2001                                                                              7.91%


During the period shown in the bar chart, the highest return for a quarter was 15.56% (quarter ended 06/30/99) and the lowest return for a quarter was -9.92% (quarter ended 09/30/99). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 6.95%.


--------------------------------------------------------------------------------

           AVERAGE ANNUAL TOTAL RETURNS (AS OF THE            PAST ONE     SINCE
           CALENDAR YEAR ENDED DECEMBER 31, 2001)              YEAR       INCEPTION(1)
------------------------------------------------------------------------------------
 "Dogs" of Wall Street Portfolio                                 7.91%       0.69%
------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -11.88%       2.42%
------------------------------------------------------------------------------------


(1) Inception date for the Portfolio is April 1, 1998. The since inception return for the comparative index is as of the inception date month end.


(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those of smaller companies.

--------------------------------------------------------------------------------

                           ALLIANCE GROWTH PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1994                                                                             -2.16%
1995                                                                             43.79%
1996                                                                             29.11%
1997                                                                             31.43%
1998                                                                             52.23%
1999                                                                             33.07%
2000                                                                            -19.47%
2001                                                                            -14.00%


During the period shown in the bar chart, the highest return for a quarter was 32.57% (quarter ended 12/31/98) and the lowest return for a quarter was -16.67% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -4.85%.

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31,   PAST ONE   PAST FIVE       SINCE
2001)                                                                        YEAR       YEARS      INCEPTION(1)
---------------------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio                                                  -14.00%     13.02%         15.98%
---------------------------------------------------------------------------------------------------------------
 Russell 1000 Growth Index(2)                                               -20.42%      8.27%         12.02%
---------------------------------------------------------------------------------------------------------------


(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

--------------------------------------------------------------------------------


                        GOLDMAN SACHS RESEARCH PORTFOLIO

--------------------------------------------------------------------------------
[BAR CHART]


2001                                                                            -25.20%



During the period shown in the bar chart, the highest return for a quarter was 13.35% (quarter ended 12/31/01) and the lowest return for a quarter was -23.15% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -6.16%.

--------------------------------------------------------------------------------


                                                                                 PAST ONE        SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2001)     YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------------------------
 Goldman Sachs Research Portfolio                                                 -25.20%        -18.83%
----------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                                                 -11.88%        -13.27%
----------------------------------------------------------------------------------------------------------



(1) Inception date for the Portfolio is July 5, 2000. The since inception return for the comparative index is as of the inception date month end.



(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                        MFS GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1994                                                                             -8.01%
1995                                                                             32.10%
1996                                                                             15.99%
1997                                                                             23.22%
1998                                                                             29.28%
1999                                                                              5.93%
2000                                                                             -0.32%
2001                                                                            -16.04%


During the period shown in the bar chart, the highest return for a quarter was 22.03% (quarter ended 12/31/98) and the lowest return for a quarter was -13.31% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 0.64%.

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31,   PAST ONE   PAST FIVE        SINCE
2001)                                                                        YEAR       YEARS      INCEPTION(1)
----------------------------------------------------------------------------------------------------------------
 MFS Growth and Income Portfolio(2)                                         -16.04%      7.15%          9.27%
----------------------------------------------------------------------------------------------------------------
 S&P 500 Index(3)                                                           -11.88%     10.70%         13.53%
----------------------------------------------------------------------------------------------------------------


(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) Prior to January 1, 1999 the MFS Growth and Income Portfolio was named the Growth Phoenix Investment Counsel Portfolio.


(3) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                            PUTNAM GROWTH PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1994                                                                             -1.57%
1995                                                                             24.75%
1996                                                                             20.37%
1997                                                                             32.48%
1998                                                                             34.76%
1999                                                                             29.71%
2000                                                                            -18.06%
2001                                                                            -24.16%


During the period shown in the bar chart, the highest return for a quarter was 25.28% (quarter ended 12/31/98) and the lowest return for a quarter was -19.65% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -3.45%.

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER   PAST ONE    PAST FIVE       SINCE
31, 2001)                                                                YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------------------
 Putnam Growth Portfolio(2)                                             -24.16%       7.55%         9.19%
------------------------------------------------------------------------------------------------------------
 S&P 500 Index(3)                                                       -11.88%      10.70%        13.53%
------------------------------------------------------------------------------------------------------------
 Russell 1000(R) Growth Index(4)                                        -20.42%       8.27%        12.02%
------------------------------------------------------------------------------------------------------------


(1) Inception date for the Portfolio is February 9, 1993. The since inception returns for the comparative indices are as of the inception date month end.

(2) Prior to April 7, 1997, the Putnam Growth Portfolio was known as the Provident Growth Portfolio, managed by Provident Investment Counsel.


(3) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.



(4) The Russell 1000(R) Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

     ---------------------------------------------------------------------------


                            BLUE CHIP GROWTH PORTFOLIO

   -----------------------------------------------------------------------------
     [BAR CHART]

2001                                                                            -20.87%


During the period shown in the bar chart, the highest return for a quarter was 12.86% (quarter ended 12/31/01) and the lowest return for a quarter was -19.10% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -3.34%.

--------------------------------------------------------------------------------


                                                                                 PAST ONE        SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2001)     YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------------------------
 Blue Chip Growth Portfolio                                                       -20.87%        -21.99%
----------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                                                 -11.88%        -13.27%
----------------------------------------------------------------------------------------------------------



(1) Inception date for the Portfolio is July 5, 2000. The since inception return for the comparative index is as of the inception date month end.



(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                             REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1998                                                                            -14.11%
1999                                                                             -7.42%
2000                                                                             23.80%
2001                                                                              6.00%


During the period shown in the bar chart, the highest return for a quarter was 11.98% (quarter ended 06/30/99) and the lowest return for a quarter was -11.07% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 7.49%.

--------------------------------------------------------------------------------


                                                                                 PAST ONE        SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2001)     YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------------------------
 Real Estate Portfolio                                                             6.00%          4.35%
----------------------------------------------------------------------------------------------------------
 Morgan Stanley REIT Index(2)                                                     12.83%          6.68%
----------------------------------------------------------------------------------------------------------


(1) Inception date for the Portfolio is June 2, 1997. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Real Estate Investment Trust (REIT) Index is a capitalization-weighted index with dividends reinvested of mostly actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.

--------------------------------------------------------------------------------

                         SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1999                                                                              6.15%
2000                                                                             17.04%
2001                                                                              4.50%


During the period shown in the bar chart, the highest return for a quarter was 19.24% (quarter ended 06/30/99) and the lowest return for a quarter was -16.96% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 9.51%.

--------------------------------------------------------------------------------


                                                                                 PAST ONE       SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2001)     YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------------------------
 Small Company Value Portfolio                                                     4.50%        10.53%
---------------------------------------------------------------------------------------------------------
 Russell 2000(R) Value Index(2)                                                   14.02%        11.32%
---------------------------------------------------------------------------------------------------------


(1) Inception date for the Portfolio is December 14, 1998. The since inception return for the comparative index is as of the inception date month end.


(2) The Russell 2000(R) Value Index measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values.

--------------------------------------------------------------------------------

                          MFS MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

2000                                                                              9.61%
2001                                                                            -22.62%


During the period shown in the bar chart, the highest return for a quarter was 26.80% (quarter ended 12/31/01) and the lowest return for a quarter was -35.89% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -7.85%.

--------------------------------------------------------------------------------


                                                                                 PAST ONE       SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2001)     YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------------------------
 MFS Mid-Cap Growth Portfolio                                                    -22.62%        12.99%
---------------------------------------------------------------------------------------------------------
 Russell 2000(R) Index(2)                                                          2.49%         9.20%
---------------------------------------------------------------------------------------------------------


(1) Inception date for the Portfolio is April 1, 1999. The inception return for the comparative index is as of the inception date month end.


(2) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1997                                                                             12.35%
1998                                                                             17.43%
1999                                                                             84.66%
2000                                                                            -15.25%
2001                                                                            -31.70%


During the period shown in the bar chart, the highest return for a quarter was 53.68% (quarter ended 12/31/99) and the lowest return for a quarter was -27.42% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -1.88%.

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER   PAST ONE    PAST FIVE       SINCE
31, 2001)                                                                YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------------------
 Aggressive Growth Portfolio                                            -31.70%      7.12%          7.34%
------------------------------------------------------------------------------------------------------------
 Russell 2000(R) Index(2)                                                 2.49%      7.52%          6.94%
------------------------------------------------------------------------------------------------------------


(1) Inception date for the Portfolio is June 3, 1996. The since inception return for the comparative index is as of the inception date month end.


(2) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

     ---------------------------------------------------------------------------


                          GROWTH OPPORTUNITIES PORTFOLIO

   -----------------------------------------------------------------------------
     [BAR CHART]


2001                                                                            -33.17%



During the period shown in the bar chart, the highest return for a quarter was 18.49% (quarter ended 12/31/01) and the lowest return for a quarter was -25.14% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -2.37%.

--------------------------------------------------------------------------------


                                                                                 PAST ONE        SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2001)     YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------------------------
 Growth Opportunities Portfolio                                                   -33.17%        -29.59%
----------------------------------------------------------------------------------------------------------
 S&P Mid Cap 400 Index(2)                                                          -0.61%        -13.27%
----------------------------------------------------------------------------------------------------------



(1) Inception date for the Portfolio is July 5, 2000. The since inception return for the comparative index is as of the inception date month end.



(2) The S&P Mid Cap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is also a market-value weighted index.

--------------------------------------------------------------------------------


                            MARSICO GROWTH PORTFOLIO

--------------------------------------------------------------------------------

[BAR CHART]

2001                                                                            -13.53%



During the period shown in the bar chart, the highest return for a quarter was 10.85% (quarter ended 12/31/01) and the lowest return for a quarter was -14.66% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 5.10%.

--------------------------------------------------------------------------------


                                                                                 PAST ONE        SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2001)     YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------------------------
 Marsico Growth Portfolio                                                         -13.53%        -13.47%
----------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                                                 -11.88%        -11.88%
----------------------------------------------------------------------------------------------------------



(1) Inception date for the Portfolio is December 29, 2000. The since inception return for the comparative index is as of the inception date month end.



(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------


                              TECHNOLOGY PORTFOLIO

--------------------------------------------------------------------------------
[BAR CHART]


2001                                                                            -47.63%



During the period shown in the bar chart, the highest return for a quarter was 40.64% (quarter ended 12/31/01) and the lowest return for a quarter was -45.25% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -10.48%.

--------------------------------------------------------------------------------


                                                                                 PAST ONE        SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2001)     YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------------------------
 Technology Portfolio                                                             -47.63%        -50.27%
----------------------------------------------------------------------------------------------------------
 Nasdaq Composite Index(2)                                                        -21.05%        -37.11%
----------------------------------------------------------------------------------------------------------



(1) Inception date for the Portfolio is July 5, 2000. The since inception return for the comparative index is as of the inception date month end.



(2) The Nasdaq Composite Index includes over 4,000 companies and measures all Nasdaq domestic and international based common type stocks on The Nasdaq Stock Market.

--------------------------------------------------------------------------------

                   INTERNATIONAL GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

[BAR CHART]

1998                                                                             10.83%
1999                                                                             24.18%
2000                                                                              1.16%
2001                                                                            -22.24%



During the period shown in the bar chart, the highest return for a quarter was 16.93% (quarter ended 12/31/98) and the lowest return for a quarter was -17.57% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 1.48%.

--------------------------------------------------------------------------------


                                                                                 PAST ONE       SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2001)     YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------------------------
 International Growth and Income Portfolio                                        -22.24%        3.12%
---------------------------------------------------------------------------------------------------------
 MSCI EAFE Index(2)                                                               -21.44%       -0.17%
---------------------------------------------------------------------------------------------------------


(1) Inception date for the Portfolio is June 2, 1997. The since inception return for the comparative index is as of the inception date month end.


(2) The Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index represents the foreign stocks of 20 countries in Europe, Australia and the Far East.

--------------------------------------------------------------------------------

                           GLOBAL EQUITIES PORTFOLIO
--------------------------------------------------------------------------------

[BAR CHART]

1994                                                                             -0.30%
1995                                                                             19.16%
1996                                                                             14.18%
1997                                                                             15.06%
1998                                                                             22.86%
1999                                                                             30.94%
2000                                                                            -17.26%
2001                                                                            -18.11%



During the period shown in the bar chart, the highest return for a quarter was 25.50% (quarter ended 12/31/98) and the lowest return for a quarter was -18.20% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -1.88%.

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31,   PAST ONE    PAST FIVE       SINCE
2001)                                                                        YEAR        YEARS      INCEPTION(1)
----------------------------------------------------------------------------------------------------------------
 Global Equities Portfolio                                                  -18.11%      4.63%          8.10%
----------------------------------------------------------------------------------------------------------------
 MSCI World Index(2)                                                        -16.82%      5.37%          9.50%
----------------------------------------------------------------------------------------------------------------


(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) World Index measures the performance of companies representative of the market structure of 22 developed market countries in North America, Europe and Asia/Pacific regions.

--------------------------------------------------------------------------------

                  INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
--------------------------------------------------------------------------------

[BAR CHART]

1995                                                                             10.34%
1996                                                                              9.13%
1997                                                                              6.37%
1998                                                                             18.53%
1999                                                                             24.59%
2000                                                                            -18.32%
2001                                                                            -24.02%



During the period shown in the bar chart, the highest return for a quarter was 17.56% (quarter ended 12/31/99) and the lowest return for a quarter was -13.89% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -0.92%.

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER   PAST ONE    PAST FIVE       SINCE
31, 2001)                                                                YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------------------
 International Diversified Equities Portfolio                           -24.02%      -0.51%         1.79%
------------------------------------------------------------------------------------------------------------
 MSCI EAFE Index(2)                                                     -21.44%       0.89%         2.35%
------------------------------------------------------------------------------------------------------------


(1) Inception date for the Portfolio is October 28, 1994. The since inception return for the comparative index is as of the inception date month end.


(2) The Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index represents the foreign stocks of 20 countries in Europe, Australia and the Far East.

--------------------------------------------------------------------------------

                           EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

[BAR CHART]

1998                                                                            -24.27%
1999                                                                             77.45%
2000                                                                            -36.38%
2001                                                                             -1.76%



During the period shown in the bar chart, the highest return for a quarter was 38.80% (quarter ended 12/31/99) and the lowest return for a quarter was -22.17% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 11.95%.

--------------------------------------------------------------------------------


                                                                                 PAST ONE          SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2001)     YEAR         INCEPTION(1)
------------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio                                                        -1.76%           -7.47%
------------------------------------------------------------------------------------------------------------
 MSCI Emerging Markets Free Index(2)                                               -2.37%           -8.49%
------------------------------------------------------------------------------------------------------------


(1) Inception date for the Portfolio is June 2, 1997. The since inception return for the comparative index is as of the inception date month end.


(2) The Morgan Stanley Capital International (MSCI) Emerging Markets--Free Index measures the performance of companies representative of the market structure of 25 emerging market countries in Europe, Latin America, and the Pacific basin. The MSCI Emerging Markets Free Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------


Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") of Anchor National Life Insurance Company, First SunAmerica Life Insurance Company, AIG Life Insurance Company, American International Life Assurance Company of New York and American General Life Insurance Company (collectively the "Life Companies"), each of which is affiliated with the Trust's investment adviser and manager, SunAmerica Asset Management Corp. ("SAAMCo"). All shares of the Trust are owned by "Separate Accounts" of the Life Companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the Life Companies.


You should be aware that the contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.


The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through various life insurance companies. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.


TRANSACTION POLICIES


VALUATION OF SHARES. The net asset value per share ("NAV") for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market. All other securities and assets are valued at "fair value" following procedures approved by the Trustees.


Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.


BUY AND SELL PRICES. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges.



EXECUTION OF REQUESTS. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.


During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES


DISTRIBUTIONS. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.



DISTRIBUTION REINVESTMENT. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

TAXABILITY OF A PORTFOLIO. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.


--------------------------------------------------------------------------------

    ADDITIONAL INFORMATION ABOUT THE "DOGS" OF WALL STREET AND GOLDMAN SACHS
                              RESEARCH PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGY FOR THE "DOGS" OF WALL STREET PORTFOLIO

The "DOGS" OF WALL STREET PORTFOLIO employs a passively managed "buy and hold" strategy that annually selects the following 30 stocks: (1) the 10 highest yielding common stocks in the Dow Jones Industrial Average and (2) the 20 other highest yielding stocks of the 400 largest industrial companies in the U.S. markets that have capitalizations of at least $1 billion and have received one of the two highest rankings from an independently published common stock ranking service on the basis of growth and stability of earnings and dividends. The stocks in the Portfolio will not change over the course of the year, even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. The annual selection of the thirty stocks that meet these criteria takes place no later than January 15th, on the basis of information as of the preceding December 31st. Immediately after the Portfolio buys and sells stocks, it will hold an equal value of each of the thirty stocks. In other words, the Portfolio will invest 1/30 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Portfolio, the Adviser invests the additional funds in the selected stocks based on each stock's respective percentage of the Portfolio's assets. Due to purchases and redemptions of Portfolio shares during the year and changes in the market value of the stocks held by the Portfolio, it is likely that the weightings of the stocks in the Portfolio will fluctuate throughout the course of the year. This may result in the Portfolio investing more than 25% of its assets in the securities of issuers in the same industry, to the extent such investments are selected according to the Portfolio's stock selection criteria.

INVESTMENT STRATEGY FOR THE GOLDMAN SACHS RESEARCH PORTFOLIO


Under normal circumstances, the Goldman Sachs Research Portfolio will only purchase equity securities that are included in the U.S. Select List (as described below) and will sell securities that have been removed from the U.S. Select List. Notification of changes to the U.S. Select List is made to clients of Goldman, Sachs & Co. and to the portfolio management team of the Goldman Sachs Research Portfolio at the same time. The Portfolio will purchase a security that has been added to, or sell a security that has been removed from, the U.S. Select List at some point after publication of that change, at the discretion of the Subadviser. The Subadviser expects the performance of the Goldman Sachs Research Portfolio to be driven by sector and/or security selection of the U.S. Select List. In addition, the Subadviser may at times purchase supplemental securities that are not included on the U.S. Select List.



Goldman Sachs has achieved worldwide recognition for its value-added research products. The U.S. Select List was introduced on September 9, 1998 and comprises approximately 25 to 35 equity securities that the Goldman Sachs U.S. Stock Selection Committee expects, as a portfolio, to outperform its benchmark S&P 500 Index over the next 12 to 18 months. The U.S. Stock Selection Committee currently comprises ten senior professionals, including the head of Global Investment Research and the Director of U.S. Investment Research, as well as a senior market strategist, economist, and sector specialists. The list is consistent with overall investment policy and emphasizes strategically favored economic sectors. The U.S. Select List is updated on a regular basis.


The U.S. Select List is not compiled with any particular client or product in mind and is not (and will not be) compiled with the Goldman Sachs Research Portfolio in mind. The performance of the U.S. Select List cannot be used to predict the performance of the Goldman Sachs Research Portfolio, an actively managed mutual fund. The performance of the Goldman Sachs Research Portfolio may differ from that of the published U.S. Select List, for a variety of reasons, including transaction costs, time delay between when a stock is added or removed from the list and when it is bought or sold for the Goldman Sachs Research

Portfolio; modification in the stock weights in order to control risk; and the Goldman Sachs Research Portfolio's investments in cash equivalents, options and other securities and instruments that are not included in the U.S. Select List.

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the charts beginning on page 3. The charts below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.



-----------------------------------------------------------------------------------------------------------------------------
                                                   FIXED INCOME PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------------
                              CASH                                                     HIGH-YIELD        WORLDWIDE HIGH
                           MANAGEMENT        CORPORATE BOND       GLOBAL BOND             BOND               INCOME
-----------------------------------------------------------------------------------------------------------------------------
  What are the         - Fixed income      - Fixed income      - Fixed income      - Fixed income      - Foreign
  Portfolio's           securities:        securities:         securities:         securities:         securities:
  principal              - U.S. treasury     - corporate         - U.S. and          - junk bonds        - emerging
  investments?         bills               bonds               non-U.S.              - convertible     market government
                         - agency            - investment          government      bonds               securities
                       discount notes      grade fixed income   securities           - preferred         - emerging
                         - commercial      securities            - investment      stocks              market corporate
                       paper                 - junk bonds      grade corporate       - zero coupon         debt
                         - corporate debt    - U.S.            bonds               and deferred         instruments
                       instruments         government            - mortgage and    interest bonds        - Eurobonds
                       - Short-term          securities          asset-backed                            - Brady bonds
                         investments                             securities                            - Junk bonds
                                                               - Short-term
                                                                 investments
                                                               - Currency
                                                                 transactions
                                                               - Foreign
                                                                 securities
-----------------------------------------------------------------------------------------------------------------------------
  In what other types  N/A                 - Fixed income      - Options and       - Equity            - Currency
  of investments may                         securities:         futures           securities:             transactions
  the Portfolio                              - preferred       - Forward             - convertible     - Illiquid
  significantly                            stocks                  commitments       securities        securities (up to
  invest?                                    - zero coupon,    - Mortgage,           - warrants        15%)
                                            deferred interest  interest- rate and  - Fixed income      - Borrowing for
                                             and PIK bonds       total return        securities:         temporary or
                                            (up to 35%)          swaps               - U.S.                emergency
                                           - Foreign           - Hybrid            government            purposes
                                           securities            instruments         securities         (up to 33 1/3%)
                                           - When-issued and   - Deferred            - investment
                                               delayed         interest bonds      grade bonds
                                               delivery        - Inverse floaters  - Foreign
                                             transactions      - Illiquid          securities
                                           - Illiquid          securities (up to   - PIK bonds
                                           securities (up to     15%)              - Short-term
                                           15%)                - Pass-through        investments
                                           - Pass-through        securities        - Short sale risks
                                             securities        - Borrowing for
                                           - Convertible         temporary or
                                             securities          emergency
                                                                 purposes
                                                                (up to 33 1/3%)
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                   FIXED INCOME PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------------
                              CASH                                                     HIGH-YIELD        WORLDWIDE HIGH
                           MANAGEMENT        CORPORATE BOND       GLOBAL BOND             BOND               INCOME
-----------------------------------------------------------------------------------------------------------------------------
  What other types of  N/A                 - Short-term        - Mortgage dollar   - Borrowing for     - Hybrid
  investments may the                        investments         rolls               temporary or        instruments
  Portfolio use as                         - Defensive         - Zero coupon,        emergency         - Options and
  part of efficient                          investments         deferred            purposes            Futures
  portfolio                                - Options and         interest and PIK    (up to 33 1/3%)   - Forward
  management or to                           futures             bonds             - Illiquid          commitments
  enhance return?                          (up to 10%)         - Firm commitments  securities
                                           - Borrowing for     and when-issued or    (up to 15%)
                                             temporary or        delayed --        - Loan
                                             emergency           delivery            participations
                                             purposes            transactions      - Short sales
                                           (up to 33 1/3%)     - Forward           - Rights
                                           - Securities        commitments
                                           lending             - Loan
                                             (up to 33 1/3%)     participations
                                                               - Securities
                                                               lending (up to
                                                               33 1/3%)
                                                               - Interest rate
                                                                 swaps, caps,
                                                                 floors and
                                                                 collars
-----------------------------------------------------------------------------------------------------------------------------
  What risks normally  - Interest rate     - Credit quality    - Interest rate     - Credit quality    - Foreign exposure
  affect the            fluctuations       - Interest rate       fluctuations      - Interest rate     - Emerging markets
  Portfolio?           - Securities          fluctuations      - Credit quality    fluctuations        - Credit quality
                         selection         - Market            - Currency          - Securities        - Interest rate
                                            volatility         volatility           selection          fluctuations
                                           - Small and medium  - Derivatives       - Market            - Illiquidity
                                           sized companies     - Market              volatility        - Securities
                                           - Securities         volatility                             selection
                                             selection         - Non-diversified                       - Market
                                                               status                                   volatility
                                                               - Foreign exposure                      - Currency
                                                               - Hedging                               volatility
                                                               - Securities                            - Derivatives
                                                                 selection                             - Non-diversified
                                                                                                        status
-----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                          BALANCED OR ASSET ALLOCATION PORTFOLIOS
--------------------------------------------------------------------------------------------
                                      SUNAMERICA
                                       BALANCED        MFS TOTAL RETURN    ASSET ALLOCATION
--------------------------------------------------------------------------------------------
 What are the Portfolio's         - Equity            - Equity            - Equity
 principal investments?           securities:         securities (at      securities:
                                    - common stocks   least 40%, but not    - common stocks
                                  - Fixed income        more than 75%):     - convertible
                                  securities:           - common stocks   securities
                                    - U.S.              - convertible       - warrants
                                  government          securities            - rights
                                  securities            - rights          - Fixed income
                                    - corporate debt  - Fixed income      securities:
                                  instruments         securities (at        - U.S.
                                                      least 25%):         government
                                                        - U.S.            securities
                                                      government            - investment
                                                      securities          grade corporate
                                                        - pass-through    bonds
                                                      securities            - preferred
                                                        - corporate debt  stocks
                                                      instruments           - junk bonds (up
                                                        - preferred       to 25% of fixed
                                                      stocks                  income
                                                                              investments)
                                                                            - senior
                                                                          securities
                                                                            - pass-through
                                                                          securities
                                                                          - REITs
                                                                          - Registered
                                                                          investment
                                                                          companies
                                                                          - Foreign
                                                                          securities
                                                                          - Hybrid
                                                                          instruments
                                                                          - Illiquid
                                                                          securities (up to
                                                                          15%)
--------------------------------------------------------------------------------------------
 In what other types of           - Equity            - Foreign           - Equity
 investments may the Portfolio    securities:         securities (up to   securities:
 significantly invest?              - small-cap       20%):                 - small-cap
                                  stocks (up to 20%)    - Brady bonds     stocks
                                  - Short-term          - depositary        - convertible
                                  investments         receipts            securities
                                   (up to 10%)          - fixed income    - Foreign
                                  - Defensive         securities (U.S.    securities:
                                  investments         dollar                - ADRs, GDRs and
                                  - Foreign           denominated)        EDRs
                                  securities          - Junk bonds (up      - emerging
                                  - Illiquid          to 20%)             markets
                                    securities (up    - Securities        - Equity swaps
                                    to 15%)           lending (up to      - Hybrid
                                                      33 1/3%)            instruments
                                                      - Emerging markets  - Currency
                                                                          transactions
                                                                          - Futures
                                                                          - Forward
                                                                          commitments
                                                                          - Mortgage dollar
                                                                          rolls
                                                                          - Deferred
                                                                          interest bonds
--------------------------------------------------------------------------------------------
 What other types of investments  - Options and       - Municipal bonds   - Options and
 may the Portfolio use as part    futures             - Warrants          futures
 of efficient portfolio           - Currency          - Zero-coupon,      - Short-term
 management or to enhance         transactions        deferred interest   investments
 return?                          - Borrowing for     and PIK bonds       - Firm commitment
                                  temporary or        when-issued and     agreements
                                   emergency          delayed-delivery    - When-issued and
                                   purposes (up to    transactions        delayed-delivery
                                   33 1/3%)           - Hybrid            transactions
                                  - Securities        instruments         - Zero coupon
                                  lending (up to      - Inverse floaters  bonds
                                  33 1/3%)            - Options and       - Interest rate
                                                      futures             swaps, caps,
                                                      - Currency          floors and collars
                                                      transactions        - Securities
                                                      - Forward           lending (up to
                                                      commitments         33 1/3%)
                                                      - Registered        - Loan
                                                      investment          participations
                                                      companies           - Defensive
                                                      - Short-term        investments
                                                      investments         - Borrowing for
                                                      - Loan              temporary or
                                                      participations      emergency purposes
                                                      - Equity swaps      (up to 33 1/3%)
--------------------------------------------------------------------------------------------
 What risks normally affect the   - Market            - Securities        - Market
 Portfolio?                       volatility          selection           volatility
                                  - Interest rate     - Market            - Securities
                                  fluctuations        volatility          selection
                                  - Credit quality    - Foreign exposure  - Interest rate
                                  - Currency          - Interest rate     fluctuations
                                  volatility          fluctuations        - Credit quality
                                  - Foreign exposure  - Credit quality    - Currency
                                  - Derivatives       - Active trading    volatility
                                  - Hedging           - Prepayment        - Foreign exposure
                                                                          - Derivatives
                                                                          - Hedging
                                                                          - Growth stocks
--------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                    EQUITY PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------

                        TELECOM UTILITY      EQUITY INCOME        EQUITY INDEX       GROWTH-INCOME      FEDERATED VALUE
-------------------------------------------------------------------------------------------------------------------------
  What are the         - Equity            - Equity            - Equity            - Equity            - Equity
  Portfolio's          securities:         securities:         securities:         securities:         securities:
  principal              - mid-cap stocks    - common stocks     - common stocks     - large-cap         - large-cap
  investments?           - large-cap                                               stocks              stocks
                       stocks                                                        - mid-cap stocks
                         - small-cap
                       stocks
                         - convertible
                       securities
                       - REITs
-------------------------------------------------------------------------------------------------------------------------
  In what other types  - Fixed income      - Equity            N/A                 - Foreign           - Equity
  of investments may    securities:        securities:                             securities          securities:
  the Portfolio          - corporate         - convertible                          (up to 25%)          - mid-cap stocks
  significantly        bonds               securities                                                  - Foreign
  invest?                - investment      - Fixed income                                              securities:
                       grade fixed income   securities:                                                  - ADRs
                        securities           - U.S.
                         - preferred       government
                       stocks              securities
                                             - preferred
                                           stocks
                                           - Foreign
                                           securities
                                            (up to 25%)
-------------------------------------------------------------------------------------------------------------------------
  What other types of  - Short-term        - Short-term        - Short-term        - Short-term        - Short-term
  investments may the    investments         investments         investments         investments         investments
  Portfolio use as     - Defensive         - Defensive         - Defensive         - Defensive         - Defensive
  part of efficient      investments         investments         investments         investments         investments
  portfolio            - Options and       - Options and       - Options and       - Borrowing for     - Options and
  management or to       futures             futures             futures             temporary or        futures
  enhance return?      - Borrowing for     - Borrowing for      (up to 10%)          emergency         - Borrowing for
                         temporary or        temporary or      - Borrowing for       purposes            temporary or
                         emergency           emergency           temporary or       (up to 33 1/3%)      emergency
                         purposes (up to     purposes            emergency         - Options and         purposes
                         33 1/3%)           (up to 33 1/3%)      purposes            futures            (up to 33 1/3%)
                       - Securities        - Securities         (up to 33 1/3%)                        - Securities
                       lending             lending             - Securities                            lending
                        (up to 33 1/3%)     (up to 33 1/3%)    lending                                  (up to 33 1/3%)
                                           - Illiquid           (up to 33 1/3%)
                                           securities          - Illiquid
                                            (up to 15%)        securities
                                           - Forward            (up to 15%)
                                             commitments       - Small-cap stocks
                                           - Registered        - Registered
                                             investment          investment
                                             companies           companies
                                           - Firm commitments  - Firm commitments
                                           - When issued and   - When issued and
                                             delayed-delivery    delayed-delivery
                                             transactions        transactions
                                           - Junk bonds
-------------------------------------------------------------------------------------------------------------------------
  What risks normally  - Market            - Market            - Market            - Market            - Market
  affect the           volatility          volatility          volatility          volatility          volatility
  Portfolio?           - Utility industry  - Securities        -                   - Securities        - Securities
                                           selection           Passively-managed   selection           selection
                                           - Active trading      strategy          - Active trading
                                                               - Active trading    - Growth stocks
-------------------------------------------------------------------------------------------------------------------------

---------------------  ----------------------
                         EQUITY PORTFOLIOS
---------------------  ----------------------
                         DAVIS VENTURE
                             VALUE
---------------------  ----------------------
  What are the         - Equity
  Portfolio's          securities:
  principal              - large-cap
  investments?         stocks
-------------------------------------------------
  In what other types  - Mid-cap stocks
  of investments may   - Foreign
  the Portfolio        securities
  significantly
  invest?
------------------------------------------------------
  What other types of  - Short-term
  investments may the    investments
  Portfolio use as     - Defensive
  part of efficient      investments
  portfolio            - U.S. government
  management or to       securities
  enhance return?
-----------------------------------------------------------
  What risks normally  - Market
  affect the           volatility
  Portfolio?           - Securities
                       selection
----------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                     EQUITY PORTFOLIOS
---------------------------------------------------------------------------------------------------------------------------
                       "DOGS" OF WALL                          GOLDMAN SACHS       MFS GROWTH AND
                           STREET         ALLIANCE GROWTH         RESEARCH             INCOME          MARSICO GROWTH
---------------------------------------------------------------------------------------------------------------------------
 What are the        - Equity            - Equity            - Equity            - Equity            - Equity
 Portfolio's         securities:         securities:         securities:         securities          securities:
 principal             - large-cap         - large-cap         - common stocks    (at least 65%):      - large-cap
 investments?            stocks              stocks            - warrants          - common stocks   stocks
                                                               - rights            - convertible
                                                               - convertible      securities
                                                             securities          - Fixed income
                                                             - Equity swaps        securities:
                                                              (up to 15%)          - preferred
                                                             - Preferred stocks  stocks
                                                                                 - Foreign
                                                                                 securities:
                                                                                   - depositary
                                                                                 receipts
---------------------------------------------------------------------------------------------------------------------------
 In what other       N/A                 - Foreign           - Small-cap stocks  - Foreign           - Foreign
 types of                                securities          - Currency          securities          securities
 investments may                          (up to 25%)        transactions         (up to 20%)         (up to 25%)
 the Portfolio                                               - Futures           - Securities        - Fixed income
 significantly                                               - Equity            lending              securities:
 invest?                                                     securities of        (up to 33 1/3%)      - U.S.
                                                               foreign issuers                       government
                                                             - Hybrid                                securities
                                                             instruments                               - preferred
                                                              (up to 15%);                           stocks
                                                               - structured                            - junk bonds
                                                             securities                               (up to 10%)
                                                               - SPDRs (up to                          - investment
                                                             10%)                                    grade fixed income
                                                             - Other registered                          securities
                                                                 investment                            - zero-coupon,
                                                                 companies (up                        deferred interest
                                                                 to 10% and                           and PIK bonds
                                                             including                               - Convertible
                                                             exchange-traded                         securities
                                                             funds)                                  - Warrants
                                                             - REITs                                 - Forward
                                                             - U.S. government                       commitment
                                                             securities                                agreements
                                                             - Corporate debt                        - When-issued and
                                                               instruments                             delayed-delivery
                                                             - Short-term                              transactions
                                                               investments
---------------------------------------------------------------------------------------------------------------------------
 What other types    - Short-term        - Short-term        - Options           - Warrants          - Short-term
 of investments      investments         investments         - Currency          - Zero-coupon,      investments
 may the Portfolio   - Defensive         - Defensive         transactions        deferred interest   - Defensive
 use as part of      investments         investments         - Forward           and PIK bonds       instruments
 efficient           - Borrowing for     - Borrowing for     commitments         - Short sales       - Options and
 portfolio            temporary or        temporary or       - When-issued and   - when issued and   futures
 management or to      emergency           emergency           delayed delivery    delayed-delivery  - Borrowing for
 enhance return?       purposes            purposes          - Borrowing for       transactions        temporary or
                      (up to 33 1/3%)     (up to 33 1/3%)      temporary or      - Futures             emergency
                     - Options and       - Options and         emergency         - Currency            purposes
                       futures             futures             purposes (up to   transactions         (up to 33 1/3%)
                                                             33 1/3%)            - Forward           - Illiquid
                                                             - Short sales       commitments         securities
                                                              (up to 25% and     - Registered         (up to 15%)
                                                             only "against the   investment          - Currency
                                                               box")               companies         transactions
                                                             - Securities        - Short-term
                                                             lending             investments
                                                              (up to 33 1/3%)    - Rights
                                                             - Repurchase        - Emerging markets
                                                             agreements
---------------------------------------------------------------------------------------------------------------------------
 What risks          - Market            - Market            - Market            - Market            - Market
 normally affect     volatility          volatility          volatility          volatility          volatility
 the Portfolio?      - Securities        - Securities        - Securities        - Securities        - Securities
                     selection           selection           selection           selection           selection
                     - Non-diversified   - Active trading    - Credit quality    - Medium sized      - Non-diversified
                     status              - Growth stocks     - Derivatives       companies           status
                     - Illiquidity                           - Illiquidity       - Growth stocks     - Foreign exposure
                     - Passively                             - Interest rate                         - Technology
                     managed strategy                        fluctuation                             sector
                                                             - Small companies                       - Growth stocks
                                                             - Real estate
                                                             industry
                                                             - Foreign exposure
                                                             - Unseasoned
                                                             companies
                                                             - Growth stocks
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                  EQUITY PORTFOLIOS
---------------------------------------------------------------------------------------------------------------------
                                                                                                SMALL COMPANY
                           PUTNAM GROWTH        BLUE CHIP GROWTH          REAL ESTATE               VALUE
---------------------------------------------------------------------------------------------------------------------
  What are the         - Equity securities    - Equity securities:   - Equity securities:   - Equity securities:
  Portfolio's                                   - large-cap stocks     - mid-cap stocks       - small-cap stocks
  principal                                     - mid-cap stocks       - small-cap stocks
  investments?                                                       - Fixed income
                                                                       securities:
                                                                       - preferred stocks
                                                                     - REITs
---------------------------------------------------------------------------------------------------------------------
  In what other types  N/A                    - Small-cap stocks     - Convertible stocks   - Fixed income
  of investments may                          - Foreign securities   - Foreign securities   securities:
  the Portfolio                                                      - Junk bonds             - U.S. government
  significantly                                                       (up to 5%)                securities
  invest?                                                            - Corporate bonds        - corporate debt
                                                                                                instruments
                                                                                              - preferred stocks
                                                                                              - junk bonds
                                                                                            - Foreign securities
                                                                                             (up to 25%)
---------------------------------------------------------------------------------------------------------------------
  What other types of  - Short-term           - Short-term           - Short-term           - Short-term
  investments may the  investments            investments            investments            investments
  Portfolio use as     - Currency              (up to 10%)           - Defensive            - Defensive
  part of efficient    transactions           - Defensive            investments            investments
  portfolio            - Defensive            instruments            - U.S. government      - Borrowing for
  management or to     investments            - Options and futures  securities              temporary or
  enhance return?      - Borrowing for        - Borrowing for                                 emergency purposes
                        temporary or            temporary or                                 (up to 33 1/3%)
                         emergency purposes   emergency purposes                            - Securities lending
                       - Options and futures   (up to 33 1/3%)                               (up to 33 1/3%)
                       - Warrants             - Securities lending                          - Illiquid securities
                       - Hybrid instruments    (up to 33 1/3%)                               (up to 15%)
                                                                                            - Forward commitments
                                                                                            - Registered
                                                                                            investment companies
                                                                                            - Firm commitments
                                                                                            - When issued and
                                                                                              delayed-delivery
                                                                                              transactions
                                                                                            - REITs
                                                                                            - Convertible
                                                                                            securities
                                                                                            - Warrants
                                                                                            - Rights
---------------------------------------------------------------------------------------------------------------------
  What risks normally  - Market volatility    - Market volatility    - Market volatility    - Market volatility
  affect the           - Securities           - Securities           - Securities           - Securities
  Portfolio?           selection              selection              selection              selection
                       - Growth stocks        - Active trading       - Real estate          - Small companies
                                              - Interest rate        industry               - Active trading
                                              fluctuation            - Small and medium
                                              - Growth stocks        sized companies
---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                    EQUITY PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------------
                             MFS MID-CAP
                                GROWTH            AGGRESSIVE GROWTH      GROWTH OPPORTUNITIES         TECHNOLOGY
--------------------------------------------------------------------------------------------------------------------------
  What are the          - Equity securities:    - Equity securities:    - Equity securities:    - Equity securities:
  Portfolio's             - common stocks         - small-cap stocks      - mid-cap stocks        - large-cap stocks
  principal               - mid-cap stocks        - mid-cap stocks                                - mid-cap stocks
  investments?            - convertible           - convertible                                   - small-cap stocks
                        securities              securities                                      - Foreign securities
                        - Fixed income            - warrants
                        securities:             - Defensive
                          - preferred stocks    investments
                        - Foreign securities:   - Options and futures
                          - depositary
                        receipts
--------------------------------------------------------------------------------------------------------------------------
  In what other types   - Foreign securities    - Large-cap stocks      - Small-cap stocks      N/A
  of investments may     (up to 20%)                                    - Large-cap stocks
  the Portfolio         - Junk bonds
  significantly          (up to 10%)
  invest?               - Securities lending
                         (up to 33 1/3%)
--------------------------------------------------------------------------------------------------------------------------
  What other types of   - Warrants              - Borrowing for         - Short-term            - Warrants
  investments may the   - Rights                temporary or emergency  investments             - Rights
  Portfolio use as      - Corporate debt          purposes               (up to 10%)            - Illiquid securities
  part of efficient      instruments             (up to 33 1/3%)        - Defensive              (up to 15%)
  portfolio management  - U.S. Government       - Options and futures   investments             - Options and futures
  or to enhance          securities             - Illiquid securities   - Options and futures
  return?               - Zero-coupon,           (up to 15%)
                        deferred interest and   - Short-term
                          PIK bonds             investments
                        - Short sales
                        - When issued and
                          delayed-delivery
                          transactions
                        - Options and futures
                        - Currency
                        transactions
                        - Forward commitments
                        - Registered
                        investment companies
                        - Short-term
                          investments
--------------------------------------------------------------------------------------------------------------------------
  What risks normally   - Market volatility     - Market volatility     - Market volatility     - Market volatility
  affect the            - Securities selection  - Securities selection  - Securities selection  - Securities selection
  Portfolio?            - Medium sized          - Illiquidity           - Small and medium      - Technology sector
                        companies               - Interest rate           sized companies       - IPO investing
                        - Foreign exposure      fluctuations            - Derivatives           - Derivatives
                        - Emerging markets      - Small and medium      - Hedging               - Active trading
                        - Growth stocks         sized companies         - Growth stocks         - Growth stocks
                        - Non-diversified       - Credit quality        - Technology sector     - Foreign exposure
                        status                  - Derivatives                                   - Small and medium
                        - Active trading        - Hedging                                       sized companies
                                                - Emerging markets
                                                - Growth stocks
                                                - Active trading
                                                - Technology sector
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                               INTERNATIONAL PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------
                            INTERNATIONAL                                   INTERNATIONAL
                          GROWTH AND INCOME        GLOBAL EQUITIES       DIVERSIFIED EQUITIES      EMERGING MARKETS
----------------------------------------------------------------------------------------------------------------------
  What are the          - Equity securities:    - Equity securities:    - Equity securities     - Equity securities:
  Portfolio's             - large-cap stocks      - large-cap stocks    - Foreign securities      - small-cap stocks
  principal              (foreign)                - mid-cap stocks                                - mid-cap stocks
  investments?          - Foreign securities    - Foreign securities                            - Foreign securities
----------------------------------------------------------------------------------------------------------------------
  In what other types   - Equity securities:    N/A                     - Equity securities:    - Hybrid instruments
  of investments may      - mid-cap stocks                                - convertible         - Equity swaps
  the Portfolio          (foreign)                                      securities
  significantly         - Foreign securities:                             - warrants
  invest?                 - emerging markets                              - rights
----------------------------------------------------------------------------------------------------------------------
  What other types of   - Equity securities:    - Short-term            - Short-term            N/A
  investments may the     - small-cap stocks    investments             investments
  Portfolio use as       (foreign)              - Currency              - Defensive
  part of efficient       - large-cap stocks    transactions            investments
  portfolio management  (U.S.)                  - Defensive             - Currency
  or to enhance         - Currency              investments             transactions
  return?               transactions            - Borrowing for         - Illiquid securities
                        - Short-term            temporary or emergency   (up to 15%)
                        investments             purposes (up to         - Options and futures
                        - Hybrid instruments    33 1/3%)                - Forward commitments
                        - Equity swaps          - Options and futures   - Registered
                                                                        investment companies
                                                                        - Firm commitment
                                                                          agreements
                                                                        - Securities lending
                                                                         (up to 33 1/3%)
----------------------------------------------------------------------------------------------------------------------
  What risks normally   - Currency volatility   - Market volatility     - Market volatility     - Currency volatility
  affect the            - Foreign exposure      - Securities selection  - Foreign exposure      - Foreign exposure
  Portfolio?            - Market volatility     - Active trading        - Non-diversified       - Emerging markets
                        - Securities selection  - Currency volatility   status                  - Growth stocks
                        - Hedging               - Foreign exposure      - Emerging markets      - Market volatility
                        - Growth stocks         - Growth stocks         - Growth stocks         - Securities selection
                                                                        - Active trading
                                                                        - Currency volatility
                                                                        - Sector risk
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:


     - LARGE-CAP STOCKS are common stocks of large companies that generally have market capitalizations of over $8.70 billion or higher as of January 31, 2002, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as Standard & Poor's (S&P), the Frank Russell Company (Russell), Morningstar, Inc. (Morningstar) or Lipper, Inc. (Lipper).



     - MID-CAP STOCKS are common stocks of medium sized companies that generally have market capitalizations ranging from $1.35 billion to $8.70 billion or higher as of January 31, 2002, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as S&P, Russell, Morningstar or Lipper. With respect to the MFS MID-CAP GROWTH PORTFOLIO, the Subadviser will consider companies with market capitalizations equaling or exceeding $250 million but not exceeding the top range of the Russell MidCap(TM) Growth Index to be medium sized companies.



     - SMALL-CAP STOCKS are common stocks of small companies that generally have market capitalizations of $1.35 billion or less, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as S&P, Russell, Morningstar, or Lipper.


     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.


EQUITY SWAPS allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.


     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's Investors Service, Inc. ("Moody's"). INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.


     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, and asset-backed securities.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.


     - ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind ("PIK") bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.



FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies ("PFICs"), American Depositary Receipts ("ADRs") or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). An EMERGING MARKET country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.


HYBRID INSTRUMENTS, such as INDEXED (i.e., Standard and Poor's Depositary Receipts ("SPDRs") and iShares(SM)) STRUCTURED SECURITIES and other EXCHANGE TRADED FUNDS, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.


ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

INVERSE FLOATERS are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

LOAN PARTICIPATIONS are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.


MORTGAGE SWAPS are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.


OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

REITS (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by a Portfolio.

ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.


SHORT SALES involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.


SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.


TOTAL RETURN SWAPS are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.



UTILITY COMPANIES are equity and debt securities of companies principally engaged in the utility industry.


RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY: The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

DERIVATIVES: A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

ILLIQUIDITY: There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.


IPO INVESTING: A Portfolio's purchase of shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.


MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

NON-DIVERSIFIED STATUS: Portfolios registered as "non-diversified" investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company's risk may increase because the effect of each security on the Portfolio's performance is greater.

PASSIVELY MANAGED STRATEGY: A Portfolio following a passively managed strategy will not deviate from its investment strategy. In the case of "Dogs" of Wall Street Portfolio, this entails buying and holding thirty stocks selected through objective selection criteria (except to the extent necessary to comply with applicable federal tax laws). In other cases, it may involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Portfolio will not sell stocks in its portfolio and buy different stocks over the course of a year, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

REAL ESTATE INDUSTRY: Risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the Investment Company Act of 1940.

SECTOR RISK: Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SHORT SALE RISKS: Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.


SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.35 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.


TECHNOLOGY SECTOR: There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers, bears an additional risk that economic events may affect a substantial portion of the Portfolio's investments. In addition, at times, equity securities of technology-related issuers may underperform relative to other sectors.

UNSEASONED COMPANIES: Unseasoned companies are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

UTILITY INDUSTRY: Risks include (i) utility companies' difficulty in earning adequate returns on investment despite frequent rate increases; (ii) restrictions on operations and increased costs and delays due to governmental regulations; (iii) building or construction delays; (iv) environmental regulations; (v) difficulty of the capital markets in absorbing utility debt and equity securities; (vi) difficulties in obtaining fuel at reasonable prices and
(vii) potential effect of deregulation.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER AND MANAGER


SunAmerica Asset Management Corp. ("SAAMCo") serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio.


SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.


SAAMCo, located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017, is a corporation organized under the laws of the state of Delaware. In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Brazos Mutual Funds, Seasons Series Trust, SunAmerica Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Strategic Investment Series, Inc., VALIC Company I and VALIC Company II.



For the fiscal year ended January 31, 2002, each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:



                  PORTFOLIO                              FEE
                  ---------                              ---
Cash Management Portfolio....................            0.48%
Corporate Bond Portfolio.....................            0.60%
Global Bond Portfolio........................            0.68%
High-Yield Bond Portfolio....................            0.63%
Worldwide High Income Portfolio..............            1.00%
SunAmerica Balanced Portfolio................            0.60%
MFS Total Return Portfolio...................            0.66%
Asset Allocation Portfolio...................            0.59%
Telecom Utility Portfolio....................            0.75%
Equity Income Portfolio......................            0.65%
Equity Index Portfolio.......................            0.40%
Growth-Income Portfolio......................            0.53%
Federated Value Portfolio....................            0.69%
Davis Venture Value Portfolio................            0.71%
"Dogs" of Wall Street Portfolio..............            0.60%
Alliance Growth Portfolio....................            0.60%
Goldman Sachs Research Portfolio.............            1.20%
MFS Growth and Income Portfolio..............            0.70%
Putnam Growth Portfolio......................            0.77%
Blue Chip Growth Portfolio...................            0.70%
Real Estate Portfolio........................            0.80%

                  PORTFOLIO                              FEE
                  ---------                              ---
Small Company Value Portfolio................            1.00%
MFS Mid-Cap Growth Portfolio.................            0.75%
Aggressive Growth Portfolio..................            0.68%
Growth Opportunities Portfolio...............            0.75%
Marsico Growth Portfolio.....................            0.85%
Technology Portfolio.........................            1.20%
International Growth and Income Portfolio....            0.95%
Global Equities Portfolio....................            0.72%
International Diversified Equities
  Portfolio..................................            1.00%
Emerging Markets Portfolio...................            1.25%


INFORMATION ABOUT THE SUBADVISERS


ALLIANCE CAPITAL MANAGEMENT L.P. (Alliance) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser that manages retirement assets for many of the largest U.S. public and private employee benefit plans (including 41 of the Fortune 100 companies), endowments, foundations, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As of December 31, 2001, Alliance had approximately $455 billion in assets under management.



BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) is located at One Bank of America Plaza, Charlotte, NC 28255. BACAP and its affiliates, dedicated to providing responsible investment management and superior service, manage money for foundations, universities, corporation, institutions and individuals. As of December 31, 2001, BACAP had over $664 billion in assets under management.



DAVIS SELECTED ADVISERS, L.P. D/B/A DAVIS ADVISORS (Davis) is located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis provides advisory services to other investment companies. The Subadvisory Agreement with Davis provides that Davis may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers -- NY, Inc., a wholly-owned subsidiary; however, Davis remains ultimately responsible (subject to supervision by SAAMCo) for the assets of the Portfolios allocated to it. As of December 31, 2001, Davis had approximately $41.8 billion in assets under management.



FEDERATED INVESTMENT COUNSELING (Federated) is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated and its affiliate companies serves as investment adviser to a number of investment companies and private accounts. As of December 31, 2001, Federated had approximately $180 billion in assets under management.



GOLDMAN SACHS ASSET MANAGEMENT (GSAM), a business unit of the Investment Management Division of Goldman, Sachs & Co. (Goldman Sachs), is located at 32 Old Slip, New York, NY 10005. Goldman Sachs registered as an investment adviser in 1981. GSAM serves a wide range of clients including private and public pension funds, endowments, foundations, banks, thrifts, insurance companies, corporations, and private investors and family groups. The asset management services are divided into the following areas: institutional fixed income investment management; global currency management; institutional equity investment management; fund management; money market mutual fund management and administration; and private asset management. As of December 31, 2001, GSAM and GSAM-International had approximately $329.6 billion in assets under management.

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL (GSAM-International), an affiliate of Goldman Sachs, is located at Procession House, 55 Ludgate Hill, London EC4M7JW, England. GSAM-International has been a member of the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, since 1990 and a registered investment adviser since 1991. In performing their subadvisory services, GSAM and GSAM-International, while remaining ultimately responsible for the management of the Portfolio, are able to draw upon the research and expertise of their affiliate offices, for portfolio decisions and management with respect to certain portfolio securities. As of December 31, 2001, GSAM and GSAM-International had approximately $329.6 billion in assets under management.



MARSICO CAPITAL MANAGEMENT, LLC (Marsico) is located at 1200 17th Street, Suite 1300, Denver, CO 80202. Marsico, founded in September 1997 by Thomas F. Marsico, is a full service investment advisory firm which provides investment management services to various mutual funds and private accounts. As of December 31, 2001, Marsico had over $16 billion in assets under management.



MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS) is America's oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, MA 02116. As of December 31, 2001, MFS had approximately $137 billion in assets under management.



MORGAN STANLEY INVESTMENT MANAGEMENT INC. (MSIM) is a subsidiary of Morgan Stanley Dean Witter & Co. and conducts a worldwide portfolio management business providing a broad range of services to customers in the U.S. and abroad. MSIM is located at 1221 Avenue of the Americas, New York, NY 10020. MSIM does business in certain circumstances, including its role as a Subadviser to the Trust, using the name "VAN KAMPEN." As of December 31, 2001, MSIM together with its affiliated asset management companies had approximately $415.9 billion in assets under management with approximately $178.1 billion in institutional assets.



PUTNAM INVESTMENT MANAGEMENT, LLC (Putnam), is a Delaware limited liability company with principal offices at One Post Office Square, Boston, MA 02109. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. As of December 31, 2001, Putnam had approximately $314.6 billion in assets under management.



U.S. BANCORP ASSET MANAGEMENT (USBAM) is located at 800 Nicollet Mall, Minneapolis, MN 55402. USBAM (formerly U.S. Bancorp Piper Jaffrey Asset Management) is a successor business to First American Asset Management, a division of U.S. Bank National Association, pursuant to an internal reorganization within U.S. Bancorp. USBAM has acted as an investment adviser to First American Funds Inc. As of December 31, 2001, USBAM had approximately $121.1 billion in assets under management.



WM ADVISORS, INC. (WMA), is located at 1201 Third Avenue, 22nd Floor, Seattle, WA 98101. WMA is an investment adviser registered with the SEC under the 1940 Act and provides investment advisory services for separately managed accounts in addition to the WM Group of Funds. As of February 28, 2002, WMA had over $12 billion in assets under management.


SAAMCo compensated the various Subadvisers out of the advisory fees that it received from the respective Portfolios. SAAMCo may terminate any agreement with another Subadviser without shareholder approval.

PORTFOLIO MANAGEMENT

The primary investment manager(s) and/or management team(s) for each Portfolio is set forth in the following table.


----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Cash Management Portfolio     BACAP                         - Money Market Management    N/A
                                                               Team
----------------------------------------------------------------------------------------------------------------
 Corporate Bond Portfolio      Federated                     - Joseph M. Balestrino       Mr. Balestrino joined
                                                              Senior Vice President and   Federated in 1986 as a
                                                             Portfolio Manager            Project Manager in the
                                                                                          Product Design
                                                                                          Department and became
                                                                                          an Assistant Vice
                                                                                          President and
                                                                                          Investment Analyst in
                                                                                          1991. He became a Vice
                                                                                          President and
                                                                                          portfolio manager in
                                                                                          1995 and a Senior Vice
                                                                                          President in 1998.
                                                             - Mark E. Durbiano           Mr. Durbiano joined
                                                              Senior Vice President and   Federated in 1982 as
                                                             Portfolio Manager            an Investment Analyst
                                                                                          and became a Vice
                                                                                          President and
                                                                                          portfolio manager in
                                                                                          1988. He has been a
                                                                                          Senior Vice President
                                                                                          since 1996.
                                                             - Christopher J. Smith       Mr. Smith joined
                                                              Vice President and          Federated in 1995 as a
                                                             Portfolio Manager            Portfolio Manager and
                                                                                          Vice President. Prior
                                                                                          to joining Federated,
                                                                                          he was an Assistant
                                                                                          Vice President at
                                                                                          Provident Life &
                                                                                          Accident Insurance
                                                                                          Company from 1987
                                                                                          through 1994.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Global Bond Portfolio         GSAM-International            - Andrew F. Wilson           Mr. Wilson joined
                                                             Managing Director and        GSAM-International in
                                                             Senior Portfolio Manager     December 1995 as an
                                                                                          Executive Director and
                                                                                          portfolio manager.
                                                                                          Prior to his current
                                                                                          position, he spent
                                                                                          three years as an
                                                                                          Assistant Director at
                                                                                          Rothschild Asset
                                                                                          Management, where he
                                                                                          was responsible for
                                                                                          managing global and
                                                                                          international bond
                                                                                          portfolios with
                                                                                          specific focus on the
                                                                                          U.S., Canadian,
                                                                                          Australian and
                                                                                          Japanese economies.
                                                             - James Cielinski            Mr. Cielinski joined
                                                              Executive Director and      GSAM-International in
                                                             Senior Portfolio Manager     1998 as a portfolio
                                                                                          manager. Prior to his
                                                                                          current position, he
                                                                                          spent five years at
                                                                                          Utah Retirement
                                                                                          Systems, where he
                                                                                          managed the fixed
                                                                                          income group.
                                                             - Philip Moffitt             Mr. Moffitt joined
                                                              Executive Director, Senior  GSAM-International in
                                                             Currency Portfolio Manager   1999 as a portfolio
                                                             and Senior Portfolio         manager. Prior to his
                                                             Manager                      current position, he
                                                                                          worked for three years
                                                                                          as a proprietary
                                                                                          trader for Tokai Asia
                                                                                          Ltd. in Hong Kong.
                                                                                          Before that, Mr.
                                                                                          Moffitt spent ten
                                                                                          years with Bankers
                                                                                          Trust Asset Management
                                                                                          in Australia, where he
                                                                                          was a Managing
                                                                                          Director responsible
                                                                                          for all active global
                                                                                          fixed income funds as
                                                                                          well as a member of
                                                                                          the Asset Allocation
                                                                                          Committee.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Global Bond Portfolio        GSAM-International             - Iain Lindsay               Mr. Lindsay joined
 (continued)                                                 Executive Director and       GSAM-International in
                                                             Portfolio Manager            2001 as an Executive
                                                                                          Director and portfolio
                                                                                          manager. Prior to
                                                                                          that, he was a
                                                                                          portfolio
                                                                                          manager/product
                                                                                          manager at JP Morgan
                                                                                          Investment Management
                                                                                          from March 2000 to
                                                                                          June 2001. Before
                                                                                          that, he headed the
                                                                                          capital market
                                                                                          strategy team at Bank
                                                                                          of Montreal in London
                                                                                          from November 1997 to
                                                                                          September 1999 and was
                                                                                          a senior fixed-income
                                                                                          strategist with Credit
                                                                                          Lyonnais in Paris from
                                                                                          May 1994 to November
                                                                                          1997.
                                                             - Paul Marson                Mr. Marson joined
                                                              Executive Director and      GSAM-International in
                                                             Senior Portfolio Manager     2000 as a senior
                                                                                          portfolio manager.
                                                                                          Prior to his current
                                                                                          position, he spent
                                                                                          five years at JP
                                                                                          Morgan as a senior
                                                                                          portfolio manager and
                                                                                          member of the Global
                                                                                          Macro Strategy Team.
                                                             - Kevin Zhao                 Mr. Zhao, an Executive
                                                              Executive Director and      Director and Portfolio
                                                             Portfolio Manager            Manager, joined GSAM-
                                                                                          International in
                                                                                          December 1994 as an
                                                                                          associate and
                                                                                          portfolio manager. He
                                                                                          became an Executive
                                                                                          Director in 1996.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 High-Yield Bond Portfolio     SAAMCo                        - Jeffrey J. Gary            Mr. Gary joined SAAMCo
                                                             Portfolio Manager            in 2001 as a portfolio
                                                                                          manager. In addition
                                                                                          to his position with
                                                                                          SAAMCo, Mr. Gary is
                                                                                          currently Managing
                                                                                          Director of AIG Global
                                                                                          Investment Corp. Prior
                                                                                          to joining SAAMCo, he
                                                                                          was a Senior Vice
                                                                                          President and Public
                                                                                          High Yield Portfolio
                                                                                          Manager with American
                                                                                          General Investment
                                                                                          Management, LP from
                                                                                          April 1998 to October
                                                                                          2001. From 1996 to
                                                                                          1998, he was Managing
                                                                                          Director and Portfolio
                                                                                          Manager for Koch
                                                                                          Capital Service, Inc.
----------------------------------------------------------------------------------------------------------------
 Worldwide High Income         Van Kampen                    - Gordon W. Loery            Mr. Loery is a
 Portfolio                                                    Principal and Portfolio     Principal and
                                                             Manager                      Portfolio Manager of
                                                                                          MSIM. Mr. Loery joined
                                                                                          Morgan Stanley & Co.
                                                                                          Incorporated (Morgan
                                                                                          Stanley), a MSIM
                                                                                          affiliate in 1990 as a
                                                                                          fixed income analyst
                                                                                          and has been a
                                                                                          Portfolio Manager with
                                                                                          MSIM's affiliate
                                                                                          Miller Anderson &
                                                                                          Sherrerd, LLP (MAS)
                                                                                          since 1996.
                                                             - Stephen F. Esser           Mr. Esser is a
                                                              Managing Director and       Managing Director of
                                                             Portfolio Manager            MSIM and has been a
                                                                                          Portfolio Manager with
                                                                                          MAS since 1988.
                                                             - Deanna L. Loughnane        Ms. Loughnane joined
                                                              Principal and Portfolio     MAS in 1997 as a
                                                             Manager                      Financial Analyst.
                                                                                          Prior to that, she
                                                                                          served as a Vice
                                                                                          President and Senior
                                                                                          Corporate Bond Analyst
                                                                                          for Putnam Investments
                                                                                          from 1993 to 1997.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Worldwide High Income         Van Kampen                    - Abigail McKenna            Ms. McKenna is a
 Portfolio (continued)                                       Principal and Portfolio      Principal of MSIM and
                                                             Manager                      Portfolio Manager of
                                                                                          emerging markets debt
                                                                                          portfolio. From 1995
                                                                                          to 1996, Ms. McKenna
                                                                                          was a Senior Portfolio
                                                                                          Manager at MetLife
                                                                                          Investment Management
                                                                                          Corp. Ms. McKenna
                                                                                          joined the firm in
                                                                                          1996.
                                                             - Eric Baurmeister           Mr. Baurmeister joined
                                                              Vice President              MSIM in 1997 and is a
                                                                                          portfolio manager of
                                                                                          emerging markets debt
                                                                                          portfolio. Prior to
                                                                                          joining MSIM, he was a
                                                                                          portfolio manager at
                                                                                          MIMCO from 1992 to
                                                                                          1996. He is a
                                                                                          Chartered Financial
                                                                                          Analyst.
----------------------------------------------------------------------------------------------------------------
 SunAmerica Balanced           SAAMCo                        - Francis D. Gannon          Mr. Gannon has been a
 Portfolio                                                    Senior Vice President and   portfolio manager with
                                                             Portfolio Manager            SAAMCo since 1996. He
                                                                                          joined SAAMCo in 1993
                                                                                          as an equity analyst.
----------------------------------------------------------------------------------------------------------------
 MFS Total Return Portfolio    MFS                           - David M. Calabro           Mr. Calabro joined MFS
                                                              Senior Vice President and   in 1992 as a Vice
                                                             Portfolio Manager            President and equity
                                                                                          analyst. He became a
                                                                                          portfolio manager in
                                                                                          1993 and was promoted
                                                                                          to Senior Vice
                                                                                          President in 1998.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 MFS Total Return Portfolio    MFS                           - David S. Kennedy           Mr. Kennedy, the
 (continued)                                                 Senior Vice President and    manager of the
                                                             Portfolio Manager            Portfolio's fixed
                                                                                          income securities,
                                                                                          joined MFS in 2000 as
                                                                                          a Senior Vice
                                                                                          President and
                                                                                          Portfolio Manager.
                                                                                          Prior to joining MFS,
                                                                                          Mr. Kennedy was a
                                                                                          fixed income portfolio
                                                                                          manager and research
                                                                                          analyst with Harbor
                                                                                          Capital Management
                                                                                          Company from 1994 to
                                                                                          2000.
                                                             - Constantinos G. Mokas      Mr. Mokas, manager of
                                                              Senior Vice President and   the Portfolio's equity
                                                             Portfolio Manager            portion, joined MFS in
                                                                                          1990 as a research
                                                                                          analyst. He was
                                                                                          promoted to Assistant
                                                                                          Vice President in
                                                                                          1994, Vice President
                                                                                          in 1996 and portfolio
                                                                                          manager in 1998.
                                                             - Lisa B. Nurme              Ms. Nurme, a manager
                                                              Senior Vice President and   of the Portfolio's
                                                             Portfolio Manager            equity portion, became
                                                                                          a portfolio manager in
                                                                                          1995 and was promoted
                                                                                          to Senior Vice
                                                                                          President in 1998.
                                                             - Kenneth J. Enright         Mr. Enright, a manager
                                                                Senior Vice President     of the Portfolio's
                                                               and Portfolio Manager      equity portion, joined
                                                                                          MFS in 1986 as a
                                                                                          research analyst. He
                                                                                          became an Assistant
                                                                                          Vice President in
                                                                                          1987, Vice President
                                                                                          in 1988, portfolio
                                                                                          manager in 1993 and
                                                                                          Senior Vice President
                                                                                          in 1999.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Asset Allocation Portfolio    WMA                           - Randall L. Yoakum          Mr. Yoakum re-joined
                                                             Chief Investment Officer     WMA in 1999 as a
                                                             and Senior Portfolio         Senior Portfolio
                                                             Manager                      Manager and Chairman
                                                                                          of the Investment
                                                                                          Policy, Asset
                                                                                          Allocation and Equity
                                                                                          Investment Teams. From
                                                                                          1997-1999, Mr. Yoakum
                                                                                          was the Chief
                                                                                          Investment Officer at
                                                                                          D.A. Davidson, and
                                                                                          from 1994-1997, he
                                                                                          served as Senior Vice
                                                                                          President and Chief
                                                                                          Equity Officer at
                                                                                          Boatmen's Trust
                                                                                          Company. Mr. Yoakum is
                                                                                          a Chartered Financial
                                                                                          Analyst.
                                                             - Gary J. Pokrzywinski       Mr. Pokrzywinski
                                                              Senior Portfolio Manager    joined WMA in 1992. He
                                                                                          has been a Senior
                                                                                          Portfolio Manager
                                                                                          since 1994, and Head
                                                                                          of the Fixed Income
                                                                                          Investment Team since
                                                                                          1999. He is a
                                                                                          Chartered Financial
                                                                                          Analyst.
                                                             - Michael D. Meighan         Mr. Meighan joined WMA
                                                              Senior Asset Allocation     in 1999 as a Senior
                                                             Analyst                      Asset Allocation
                                                                                          Analyst. From
                                                                                          1993-1999 he was a
                                                                                          Manager of Managed
                                                                                          Assets at D.A.
                                                                                          Davidson. Mr. Meighan
                                                                                          is a Chartered
                                                                                          Financial Analyst
                                                                                          Candidate.
                                                             - Charles D. Averill         Mr. Averill joined WMA
                                                              Senior Quantitative         in 1990. He was an
                                                             Analyst                      Equity Analyst from
                                                                                          1996-1999, and has
                                                                                          been a Senior
                                                                                          Quantitative Analyst
                                                                                          since 1999. He is a
                                                                                          Chartered Financial
                                                                                          Analyst.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Telecom Utility Portfolio     Federated                     - John L. Nichol             Mr. Nichol joined
                                                             Vice President and           Federated in September
                                                             Portfolio Manager            2000 as an Assistant
                                                                                          Vice President/Senior
                                                                                          Investment Analyst.
                                                                                          Prior to joining
                                                                                          Federated, Mr. Nichol
                                                                                          was a portfolio
                                                                                          manager for the Public
                                                                                          Employees Retirement
                                                                                          System of Ohio from
                                                                                          1992 through August
                                                                                          2000.
----------------------------------------------------------------------------------------------------------------
 Equity Income Portfolio       USBAM                         - Cori B. Johnson            Ms. Johnson joined
                                                              Portfolio Manager           USBAM in 1991 as a
                                                                                          securities analyst.
                                                                                          She became a portfolio
                                                                                          manager in 1993. She
                                                                                          is a Chartered
                                                                                          Financial Analyst.
                                                             - Gerald C. Bren             Mr. Bren joined USBAM
                                                              Managing Director and       in 1972 as an
                                                             Senior Portfolio Manager     investment analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1987. He is
                                                                                          a Chartered Financial
                                                                                          Analyst.
                                                             - Marian E. Zentmyer         Ms. Zentmyer joined
                                                              Senior Managing Director    USBAM in 1982 as a
                                                             and Senior Portfolio         financial planning and
                                                             Manager                      research analyst. She
                                                                                          became an equity fund
                                                                                          manager in 1989. She
                                                                                          is a Chartered
                                                                                          Financial Analyst and
                                                                                          Certified Financial
                                                                                          Planner.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Equity Index Portfolio        USBAM                         - Walter French              Mr. French, who joined
                                                             Director,                    USBAM in 1999, is
                                                             Quantitative                 director of the
                                                             Group and                    Quantitative group, a
                                                             Portfolio                    member of the Asset
                                                             Manager                      Allocation team and
                                                                                          equity index and
                                                                                          enhanced index
                                                                                          portfolio manager.
                                                                                          Prior to joining
                                                                                          USBAM, he was Chief
                                                                                          Investment Officer and
                                                                                          portfolio manager at
                                                                                          Berkeley Quantitative
                                                                                          Advisors, Inc., a firm
                                                                                          he co-founded in 1987.
----------------------------------------------------------------------------------------------------------------
 Growth-Income Portfolio       Alliance                      - Michael R. Baldwin         Mr. Baldwin joined the
                                                              Portfolio Manager and       company in 1989 as a
                                                             Senior Vice President        research analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1991 and
                                                                                          was promoted to Senior
                                                                                          Vice President and
                                                                                          Associate Director of
                                                                                          Research in 1996.
----------------------------------------------------------------------------------------------------------------
 Federated Value Portfolio     Federated                     - Kevin R. McCloskey         Mr. McCloskey, who
                                                              Vice President and          joined Federated in
                                                             Portfolio Manager            1999 as a portfolio
                                                                                          manager, is a Vice
                                                                                          President. From
                                                                                          September 1994 to July
                                                                                          1999, he served as a
                                                                                          portfolio manager, and
                                                                                          from January 1994 to
                                                                                          September 1994, he
                                                                                          served as an
                                                                                          investment/quantitative
                                                                                          analyst at Killian
                                                                                          Asset Management
                                                                                          Corporation. Mr.
                                                                                          McCloskey is a
                                                                                          Chartered Financial
                                                                                          Analyst.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Federated Value Portfolio     Federated                     - Michael P. Donnelly        Mr. Donnelly joined
 (continued)                                                 Senior Vice President and    Federated in 1989 as
                                                             Portfolio Manager            an Investment Analyst
                                                                                          and has been a
                                                                                          Portfolio Manager
                                                                                          since 1993. He served
                                                                                          as an Assistant Vice
                                                                                          President of an
                                                                                          affiliate of Federated
                                                                                          from 1992 to 1994, a
                                                                                          Vice President from
                                                                                          1994 to 1999, and a
                                                                                          Senior Vice President
                                                                                          since 1999.
----------------------------------------------------------------------------------------------------------------
 Davis Venture Value           Davis                         - Christopher C. Davis       Mr. Davis has been
 Portfolio                                                    Portfolio Manager           employed by Davis
                                                                                          since 1989 as a
                                                                                          research analyst,
                                                                                          assistant portfolio
                                                                                          manager, co-portfolio
                                                                                          manager, and portfolio
                                                                                          manager.
                                                             - Kenneth C. Feinberg        Mr. Feinberg has been
                                                              Portfolio Manager           employed by Davis
                                                                                          since 1994 as a
                                                                                          research analyst,
                                                                                          assistant portfolio
                                                                                          manager, and portfolio
                                                                                          manager.
----------------------------------------------------------------------------------------------------------------
 "Dogs" of Wall Street         SAAMCo                        - Francis D. Gannon          Mr. Gannon has been a
 Portfolio                                                    Senior Vice President and   portfolio manager with
                                                             Portfolio Manager            SAAMCo since 1996. He
                                                                                          joined SAAMCo in 1993
                                                                                          as an equity analyst.
----------------------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio     Alliance                      - James G. Reilly            Mr. Reilly joined the
                                                              Executive Vice President    company in 1984 as a
                                                             and Portfolio Manager        research analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1993 and
                                                                                          was promoted to an
                                                                                          Executive Vice
                                                                                          President in 1999.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Goldman Sachs Research        GSAM                          - Melissa Brown              Ms. Brown joined GSAM
 Portfolio                                                   Managing Director, Product   as a portfolio manager
                                                             Manager for Quantitative     in 1998. From 1984 to
                                                             Equities and Senior          1998, she was the
                                                             Portfolio Manager            director of
                                                                                          Quantitative Equity
                                                                                          Research and served on
                                                                                          the Investment Policy
                                                                                          Committee at
                                                                                          Prudential Securities.
                                                             - Robert C. Jones            Mr. Jones joined GSAM
                                                              Managing Director, Head of  as a portfolio manager
                                                             Quantitative Equities and    in 1989.
                                                             Senior Portfolio Manager
                                                             - Victor H. Pinter           Mr. Pinter joined GSAM
                                                              Vice President, Head of     as a research analyst
                                                             Portfolio Construction and   in 1989. He became a
                                                             Senior Portfolio Manager     portfolio manager in
                                                                                          1992.
----------------------------------------------------------------------------------------------------------------
 MFS Growth and Income         MFS                           - John D. Laupheimer, Jr.    Mr. Laupheimer joined
 Portfolio                                                    Senior Vice President and   MFS in 1981 as a
                                                               Portfolio Manager          research analyst. He
                                                                                          became an Investment
                                                                                          Officer in 1988,
                                                                                          Assistant Vice
                                                                                          President in 1984,
                                                                                          Vice President in
                                                                                          1986, portfolio
                                                                                          manager in 1987,
                                                                                          Senior Vice President
                                                                                          in 1995 and Director
                                                                                          of Equity Research in
                                                                                          1999.
                                                             - Mitchell D. Dynan          Mr. Dynan joined MFS
                                                              Senior Vice President and   in 1986 as a research
                                                             Portfolio Manager            analyst. He became an
                                                                                          Assistant Vice
                                                                                          President in 1987,
                                                                                          Vice President in
                                                                                          1988, portfolio
                                                                                          manager in 1995 and
                                                                                          Senior Vice President
                                                                                          in 1999.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Putnam Growth Portfolio       Putnam                        - C. Beth Cotner             Ms. Cotner joined the
                                                             Managing Director and Chief  company in 1995 as
                                                             Investment Officer           Senior Vice President
                                                                                          and Senior Portfolio
                                                                                          Manager. Prior to that
                                                                                          time, she was an
                                                                                          Executive Vice
                                                                                          President of Kemper
                                                                                          Financial Services
                                                                                          from 1984 to 1995.
                                                             - Richard England            Mr. England joined the
                                                              Senior Vice President and   company in 1992 as a
                                                             Senior Portfolio Manager     Global Equity Analyst.
                                                                                          In 1994, he was
                                                                                          promoted to Associate
                                                                                          Director of Research
                                                                                          and then joined the
                                                                                          Growth Equity Team in
                                                                                          1996 as a Senior
                                                                                          Portfolio Manager.
                                                             - Manuel H. Weiss            Mr. Weiss joined the
                                                              Senior Vice President and   company in 1987 as a
                                                             Senior Portfolio Manager     portfolio manager to
                                                                                          head the quantitative
                                                                                          effort in the
                                                                                          development of the
                                                                                          Core Growth Equity
                                                                                          product.
                                                             - David J. Santos            Mr. Santos joined the
                                                              Senior Vice President and   company in 1986 as a
                                                             Portfolio Manager            Pricing Operations
                                                                                          Manager and moved to
                                                                                          the investment
                                                                                          management side in
                                                                                          1991. He became a
                                                                                          portfolio manager in
                                                                                          1992.
----------------------------------------------------------------------------------------------------------------
 Blue Chip Growth Portfolio    SAAMCo                        - Francis D. Gannon          Mr. Gannon has been a
                                                              Senior Vice President and   portfolio manager with
                                                             Portfolio Manager            SAAMCo since 1996. He
                                                                                          joined SAAMCo in 1993
                                                                                          as an equity analyst.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Real Estate Portfolio         Davis                         - Andrew A. Davis            Mr. Davis has been
                                                             Portfolio Manager            employed by Davis
                                                                                          since 1994 as a
                                                                                          research analyst,
                                                                                          assistant portfolio
                                                                                          manager, co-portfolio
                                                                                          manager and portfolio
                                                                                          manager.
----------------------------------------------------------------------------------------------------------------
 Small Company Value           USBAM                         - Gerald C. Bren             Mr. Bren joined USBAM
 Portfolio                                                    Managing Director and       in 1972 as an
                                                             Senior Portfolio Manager     investment analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1987. He is
                                                                                          also a Chartered
                                                                                          Financial Analyst.
                                                             - Rob J. Nicoski             Mr. Nicoski joined
                                                              Equity Analyst              USBAM's Small Cap
                                                                                          Value team as an
                                                                                          Equity Analyst in
                                                                                          1999. Prior to joining
                                                                                          USBAM, he was a senior
                                                                                          equity research
                                                                                          analyst at Piper
                                                                                          Jaffray for six years.
                                                                                          He is a Chartered
                                                                                          Financial Analyst and
                                                                                          a Certified Public
                                                                                          Accountant.
                                                             - David F. Johnson           Mr. Johnson joined
                                                              Equity Analyst              USBAM in 1997 and the
                                                                                          Small Cap Value team
                                                                                          as an Equity Analyst
                                                                                          in 2000. Prior to
                                                                                          joining USBAM, he held
                                                                                          positions at the State
                                                                                          of Wisconsin
                                                                                          Investment Board,
                                                                                          Shawmut National Bank
                                                                                          and the Bank of New
                                                                                          England. He is a
                                                                                          Chartered Financial
                                                                                          Analyst.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 MFS Mid-Cap Growth            MFS                           - Mark Regan                 Mr. Regan joined MFS
 Portfolio                                                   Senior Vice President and    as a research analyst
                                                             Portfolio Manager            in 1989. He was named
                                                                                          investment officer in
                                                                                          1990, Assistant Vice
                                                                                          President in 1991,
                                                                                          Vice President in
                                                                                          1992, portfolio
                                                                                          manager in 1998 and
                                                                                          Senior Vice President
                                                                                          in 1999.
                                                             - David E. Sette-Ducati      Mr. Sette-Ducati
                                                              Senior Vice President and   joined MFS in 1995 as
                                                             Portfolio Manager            a research analyst. He
                                                                                          became an Investment
                                                                                          Officer in 1997, Vice
                                                                                          President in 1999,
                                                                                          portfolio manager in
                                                                                          February 2000 and
                                                                                          Senior Vice President
                                                                                          in March 2001.
----------------------------------------------------------------------------------------------------------------
 Aggressive Growth Portfolio   SAAMCo                        - Donna M. Calder            Ms. Calder joined the
                                                              Senior Vice President and   firm in 1998 as a Vice
                                                             Portfolio Manager            President and
                                                                                          portfolio manager and
                                                                                          was named Senior Vice
                                                                                          President in February
                                                                                          2001. Prior to joining
                                                                                          SAAMCo, she was the
                                                                                          founder and General
                                                                                          Partner of Manhattan
                                                                                          Capital Partners, L.P.
                                                                                          from 1991 to 1995.
----------------------------------------------------------------------------------------------------------------
 Growth Opportunities          SAAMCo                        - Brian P. Clifford          Mr. Clifford joined
 Portfolio                                                    Vice President and          SAAMCo in February
                                                             Portfolio Manager            1998 as a portfolio
                                                                                          manager and was named
                                                                                          Vice President in
                                                                                          October 1999. From
                                                                                          1995 until he joined
                                                                                          SAAMCo, Mr. Clifford
                                                                                          was a portfolio
                                                                                          manager with Morgan
                                                                                          Stanley Dean Witter.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Marsico Growth Portfolio      Marsico                       - Thomas F. Marsico          Mr. Marsico formed
                                                             Chairman and Chief           Marsico in 1997. From
                                                             Executive Officer            1988 to 1997, he was
                                                                                          an Executive Vice
                                                                                          President and
                                                                                          Portfolio Manager at
                                                                                          Janus Capital
                                                                                          Corporation.
----------------------------------------------------------------------------------------------------------------
 Technology Portfolio          Van Kampen                    - Alexander L. Umansky       Mr. Umansky joined
                                                              Principal and Portfolio     MSIM as a compliance
                                                             Manager                      analyst in 1994 and
                                                                                          has been a Portfolio
                                                                                          Manager since 1998.
                                                                                          From 1996 to 1998 he
                                                                                          was a research analyst
                                                                                          in MSIM's
                                                                                          Institutional Equity
                                                                                          Group focusing
                                                                                          primarily on
                                                                                          technology.
                                                             - Dennis P. Lynch            Mr. Lynch joined MSIM
                                                              Vice President and          in 1998 as a Research
                                                             Portfolio Manager            Analyst and is
                                                                                          currently a Portfolio
                                                                                          Manager in MSIM's
                                                                                          Institutional Equity
                                                                                          Group. Prior to
                                                                                          joining MSIM, he was a
                                                                                          research analyst for
                                                                                          J.P. Morgan Securities
                                                                                          from 1994 to 1996. Mr.
                                                                                          Lynch received his MBA
                                                                                          from Columbia
                                                                                          University in 1998.
----------------------------------------------------------------------------------------------------------------
 International Growth and      Putnam                        - Colin Moore                Mr. Moore, who joined
 Income Portfolio                                             Chief Investment Officer    Putnam in 2000, is
                                                             and Managing Director        Managing Director and
                                                                                          Chief Investment
                                                                                          Officer of the Global
                                                                                          Value Equity Group. He
                                                                                          is also a member of
                                                                                          Putnam's Executive
                                                                                          Committee. Prior to
                                                                                          joining Putnam, he was
                                                                                          Chief Investment
                                                                                          Officer at Rockefeller
                                                                                          & Co., Inc. from 1993
                                                                                          to 2000.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Global Equities Portfolio     Alliance                      - Stephen Beinhacker         Mr. Beinhacker joined
                                                             Portfolio Manager, Director  the company in 1992 as
                                                             and Senior Vice President    Director of
                                                                                          International
                                                                                          Quantitative Stock
                                                                                          Analysis and portfolio
                                                                                          manager. He was
                                                                                          promoted to Senior
                                                                                          Vice President in
                                                                                          1998.
----------------------------------------------------------------------------------------------------------------
 International Diversified     Van Kampen                    - Barton Biggs               Mr. Biggs joined
 Equities Portfolio                                           Chairman, Director,         Morgan Stanley in 1975
                                                             Managing Director and        and is currently
                                                             Portfolio Manager            Chairman, a Director
                                                                                          and a Managing
                                                                                          Director of MSIM.
                                                             - Ann Thivierge              Ms. Thivierge joined
                                                              Managing Director and       MSIM in 1986 and is
                                                             Portfolio Manager            currently a Managing
                                                                                          Director.
----------------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio    Putnam                        - Thomas R. Haslett          Mr. Haslett joined
                                                              Managing Director, Chief    Putnam as Managing
                                                             Investment Officer and Co-   Director, Chief
                                                             Portfolio Manager            Investment Officer and
                                                                                          portfolio manager in
                                                                                          1996. He was a
                                                                                          Managing Director of
                                                                                          Montgomery Asset
                                                                                          Management, Ltd. from
                                                                                          1992 to 1996.
                                                             - J. Peter Grant             Mr. Grant joined
                                                              Senior Vice President and   Putnam in 1973 as a
                                                             Co-Portfolio Manager         Vice President and
                                                                                          research analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1974 and a
                                                                                          Senior Vice President
                                                                                          in 1997.
                                                             - Steve Oler                 Mr. Oler joined Putnam
                                                              Senior Vice President and   in 1997.
                                                             Senior Portfolio Manager
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio    Putnam                        - Carmel Peters              Ms. Peters joined
 (continued)                                                 Senior Vice President and    Putnam in 1997. Prior
                                                             Senior Portfolio Manager     to joining Putnam, she
                                                                                          served as the Managing
                                                                                          Director and Chief
                                                                                          Investment Officer at
                                                                                          Weelock NatWest
                                                                                          Investment Management
                                                                                          Ltd.
----------------------------------------------------------------------------------------------------------------


CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------


                             FINANCIAL HIGHLIGHTS*

--------------------------------------------------------------------------------


The following Financial Highlights tables for Class A shares of each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio Class A share. The total returns in each table represent the rate that an investor would have earned on an investment in a Class A share of the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with each Portfolio's financial statements, are included in the Trust's Annual Report to shareholders, which is available upon request.


                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                       Cash Management Portfolio
      11/30/98     $10.74      $0.54         $(0.02)        $ 0.52        $(0.68)        $   --      $10.58      5.05%    $223,640
      1/31/99#      10.58       0.08           0.01           0.09            --             --       10.67      0.85      277,370
      1/31/00       10.67       0.51             --           0.51         (0.24)            --       10.94      4.85      466,588
      1/31/01       10.94       0.66          (0.02)          0.64         (0.45)            --       11.13      5.95      404,005
      1/31/02       11.13       0.37           0.02           0.39         (0.45)            --       11.07      3.48      600,741
                                                        Corporate Bond Portfolio
      11/30/98      11.54       0.77          (0.02)          0.75         (0.46)            --       11.83      6.61      143,561
      1/31/99#      11.83       0.12           0.04           0.16            --             --       11.99      1.35      158,804
      1/31/00       11.99       0.81          (1.15)         (0.34)        (0.53)            --       11.12     (2.75)     184,309
      1/31/01       11.12       0.89          (0.02)          0.87         (0.77)            --       11.22      8.11      199,334
      1/31/02       11.22       0.84          (0.26)          0.58         (0.63)            --       11.17      5.27      258,912
                                                         Global Bond Portfolio
      11/30/98      11.51       0.49           0.78           1.27         (0.79)         (0.22)      11.77     11.75      115,428
      1/31/99#      11.77       0.07           0.11           0.18            --             --       11.95      1.53      122,306
      1/31/00       11.95       0.42          (0.66)         (0.24)        (0.47)         (0.41)      10.83     (1.86)     127,145
      1/31/01       10.83       0.45           0.63           1.08         (0.70)            --       11.21     10.35      139,528
      1/31/02       11.21       0.43           0.02           0.45         (1.03)            --       10.63      4.03      145,556

                   RATIO OF     RATIO OF NET
                  EXPENSES TO    INVESTMENT
                    AVERAGE      INCOME TO
        PERIOD        NET       AVERAGE NET    PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                        Cash Management Portfolio
      11/30/98      0.58%          4.97%           --%
      1/31/99#       0.62+         5.02+           --
      1/31/00        0.53           4.82           --
      1/31/01        0.52           5.83           --
      1/31/02        0.52(2)        3.31(2)        --
                         Corporate Bond Portfolio
      11/30/98       0.77           6.61           15
      1/31/99#       0.80+          6.16+           4
      1/31/00        0.71           7.05           37
      1/31/01        0.69           7.99           36
      1/31/02        0.67(2)        7.41(2)        83
                          Global Bond Portfolio
      11/30/98       0.85           4.27          210
      1/31/99#       0.97+          3.65+          30
      1/31/00        0.84           3.68          189
      1/31/01        0.81(1)        4.07(1)       202
      1/31/02        0.81(2)        3.84(2)       193


---------------


     *  Calculated based upon average shares outstanding
    ** After fee waivers and expense reimbursements by the investment adviser
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
   (1)  Gross of custody credits of 0.01%.
   (2)  Gross of custody credits of less than 0.01%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                       High-Yield Bond Portfolio

      11/30/98     $11.82      $1.14         $(1.24)        $(0.10)       $(0.66)        $(0.08)     $10.98     (1.26)%   $284,580
      1/31/99#      10.98       0.18          (0.02)          0.16            --             --       11.14      1.46      293,037
      1/31/00       11.14       1.09          (0.55)          0.54         (1.14)            --       10.54      5.09      310,032
      1/31/01       10.54       1.09          (1.44)         (0.35)        (1.11)            --        9.08     (3.44)     299,534
      1/31/02        9.08       0.98          (1.94)         (0.96)        (1.11)            --        7.01    (10.11)     255,845

                                                    Worldwide High Income Portfolio

      11/30/98      13.20       1.07          (2.61)         (1.54)        (0.61)         (0.74)      10.31    (13.74)     121,290
      1/31/99#      10.31       0.16          (0.35)         (0.19)           --             --       10.12     (1.84)     116,977
      1/31/00       10.12       1.13           0.67           1.80         (1.33)            --       10.59     19.22      124,404
      1/31/01       10.59       1.12          (0.76)          0.36         (1.21)            --        9.74      3.67      117,236
      1/31/02        9.74       0.93          (1.85)         (0.92)        (1.17)            --        7.65     (8.61)      93,599

                                                     SunAmerica Balanced Portfolio

      11/30/98      13.45       0.30           2.33           2.63         (0.11)         (0.36)      15.61     19.81      149,242
      1/31/99#      15.61       0.05           1.58           1.63            --             --       17.24     10.44      194,878
      1/31/00       17.24       0.36           1.80           2.16         (0.12)         (0.22)      19.06     12.76      509,054
      1/31/01       19.06       0.36          (1.46)         (1.10)        (0.22)         (0.10)      17.64     (5.88)     575,039
      1/31/02       17.64       0.31          (3.12)         (2.81)        (0.33)         (0.48)      14.02    (15.86)     471,194

                                RATIO OF NET
                   RATIO OF      INVESTMENT
                  EXPENSES TO    INCOME TO
        PERIOD    AVERAGE NET   AVERAGE NET    PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                        High-Yield Bond Portfolio
      11/30/98       0.69%          9.75%        128%
      1/31/99#       0.72+          9.71+          17
      1/31/00        0.67          10.00          105
      1/31/01        0.71(1)       10.98(1)       106
      1/31/02        0.71(2)       12.18(2)       148
                     Worldwide High Income Portfolio
      11/30/98       1.09(1)        8.89(1)       158
      1/31/99#       1.12+(1)       9.56+(1)       12
      1/31/00        1.14(1)       10.66(1)       116
      1/31/01        1.10          10.84          158
      1/31/02        1.11(1)       10.97(1)       139
                      SunAmerica Balanced Portfolio
      11/30/98       0.78           2.10          111
      1/31/99#       0.75+(1)       1.72+(1)       26
      1/31/00        0.66           2.01          197
      1/31/01        0.64           1.87          333
      1/31/02        0.66(2)        2.00(2)       322


---------------


     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
   (1)  Gross of custody credits of 0.01%, 0.01%, 0.02%, 0.01%, and
        0.01% for the periods ending November 30, 1998, January 31,
        1999, January 31, 2000, January 31, 2001 and January 31,
        2002.
   (2)  Gross of custody credits of less than 0.01%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                       MFS Total Return Portfolio

      11/30/98     $14.75      $0.36         $ 1.56         $ 1.92        $(0.31)        $(1.40)     $14.96      13.54%   $131,440
      1/31/99#      14.96       0.06           0.82           0.88            --             --       15.84       5.88     145,332
      1/31/00       15.84       0.48          (0.38)          0.10         (0.29)         (1.77)      13.88       0.29     208,919
      1/31/01       13.88       0.51           2.37           2.88         (0.37)         (0.10)      16.29      20.94     303,278
      1/31/02       16.29       0.46          (0.52)         (0.06)        (0.32)         (0.52)      15.39      (0.25)    469,605

                                                       Asset Allocation Portfolio

      11/30/98      16.21       0.48           0.08           0.56         (0.35)         (1.61)      14.81       2.85     713,045
      1/31/99#      14.81       0.07           0.15           0.22            --             --       15.03       1.49     724,516
      1/31/00       15.03       0.40           0.37           0.77         (0.48)         (0.80)      14.52       5.51     699,063
      1/31/01       14.52       0.41           0.36           0.77         (0.43)         (0.31)      14.55       5.38     653,310
      1/31/02       14.55       0.41          (1.35)         (0.94)        (0.46)         (0.31)      12.84      (6.36)    556,081

                                                       Telecom Utility Portfolio

      11/30/98      12.91       0.42           1.62           2.04         (0.16)         (0.33)      14.46      15.98      68,049
      1/31/99#      14.46       0.08           0.03           0.11            --             --       14.57       0.76      77,323
      1/31/00       14.57       0.48           0.23           0.71         (0.24)         (0.62)      14.42       5.01     120,159
      1/31/01       14.42       0.39          (1.83)         (1.44)        (0.38)         (0.21)      12.39     (10.27)    112,682
      1/31/02       12.39       0.70          (2.70)         (2.00)        (0.38)            --       10.01     (16.46)     84,766

                                RATIO OF NET
                   RATIO OF      INVESTMENT
                  EXPENSES TO    INCOME TO
        PERIOD    AVERAGE NET   AVERAGE NET    PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                        MFS Total Return Portfolio
      11/30/98       0.77%          2.43%        106%
      1/31/99#       0.81+          2.40+          86
      1/31/00        0.76(1)        3.17(1)       116
      1/31/01        0.74(1)        3.42(1)       111
      1/31/02        0.73(2)        2.93(2)       105
                        Asset Allocation Portfolio
      11/30/98       0.64           3.15          156
      1/31/99#       0.66+          2.60+          30
      1/31/00        0.63           2.70          191
      1/31/01        0.64           2.75          172
      1/31/02        0.66(2)        3.05(2)       140
                        Telecom Utility Portfolio
      11/30/98       1.01           3.04           72
      1/31/99#       0.93+          3.02+          12
      1/31/00        0.84           3.31          121
      1/31/01        0.84(1)        2.81(1)       104
      1/31/02        0.85(1)        6.09(1)       102


---------------


     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
   (1)  Gross of custody credits of 0.01%.
   (2)  Gross of custody credits of less than 0.01%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                    NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                  ASSETS
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                  END OF
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL       PERIOD
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***     (000S)
      -----------------------------------------------------------------------------------------------------------------------------
                                                         Equity Income Portfolio

      12/14/98-
      1/31/99     $10.00      $ 0.03        $ 0.54         $ 0.57        $(0.03)        $   --      $10.54      5.70%    $    5,287
      1/31/00      10.54        0.22         (0.08)          0.14         (0.18)         (0.25)      10.25      1.29          6,670
      1/31/01      10.25        0.21          1.27           1.48         (0.02)            --       11.71     14.44          8,315
      1/31/02      11.71        0.21         (0.85)         (0.64)        (0.19)            --       10.88     (5.44)         8,060

                                                         Equity Index Portfolio

      12/14/98-
      1/31/99      10.00        0.01          1.17           1.18         (0.03)            --       11.15     11.81         11,168
      1/31/00      11.15        0.12          0.67           0.79         (0.06)            --       11.88      7.05         63,487
      1/31/01      11.88        0.08         (0.24)         (0.16)           --          (0.02)      11.70     (1.29)        63,786
      1/31/02      11.70        0.08         (2.02)         (1.94)        (0.08)         (0.09)       9.59    (16.57)        51,434

                                                         Growth-Income Portfolio

      11/30/98     20.82        0.17          4.33           4.50         (0.13)         (0.96)      24.23     21.91      1,019,590
      1/31/99#     24.23        0.02          3.63           3.65            --             --       27.88     15.06      1,206,113
      1/31/00      27.88        0.16          4.75           4.91         (0.15)         (1.40)      31.24     18.37      1,828,340
      1/31/01      31.24        0.19         (0.65)         (0.46)        (0.13)         (1.60)      29.05     (1.63)     1,931,070
      1/31/02      29.05        0.15         (6.00)         (5.85)        (0.19)         (1.26)      21.75    (19.96)     1,450,218

                               RATIO OF NET
                  RATIO OF      INVESTMENT
                 EXPENSES TO    INCOME TO
       PERIOD    AVERAGE NET   AVERAGE NET    PORTFOLIO
        ENDED      ASSETS         ASSETS      TURNOVER
      ---------  --------------------------------------
                        Equity Income Portfolio
      12/14/98-
      1/31/99       0.95%+(2)      1.87%+(2)    14%
      1/31/00       0.95(2)        2.05(2)       34
      1/31/01       0.95(2)        1.94(2)       59
      1/31/02       0.95(1)(2)     1.89(1)(2)    30
                         Equity Index Portfolio
      12/14/98-
      1/31/99       0.55+(2)       0.75+(2)      --
      1/31/00       0.55(2)        1.02(2)        1
      1/31/01       0.55(2)        0.64(2)        4
      1/31/02       0.55(1)(2)     0.80(1)(2)     5
                        Growth-Income Portfolio
      11/30/98      0.60(2)        0.78(2)       53
      1/31/99#      0.60+(2)       0.55+(2)      16
      1/31/00       0.56(2)        0.56(2)       43
      1/31/01       0.57(2)        0.60(2)       52
      1/31/02       0.58(1)(2)     0.62(1)(2)    56


---------------


     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
   (1)  Net of custody credits of less than 0.01%.
   (2) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:



                                                           EXPENSES                           NET INVESTMENT INCOME (LOSS)
                                           -----------------------------------------    -----------------------------------------
                                           11/98    1/99+    1/00    1/01    1/02(1)    11/98    1/99+    1/00    1/01    1/02(1)
                                           -----------------------------------------    -----------------------------------------
      Equity Income....................      --%    3.47%    1.56%   1.88%    1.91%       --%    (0.65)%  1.44%   1.01%    0.93%
      Equity Index.....................      --     1.80     0.85    0.55     0.59        --     (0.50)   0.72    0.64     0.76
      Growth-Income....................    0.60     0.60     0.56    0.57     0.58      0.78     0.55     0.56    0.60     0.62

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      -----------------------------------------------------------------------------------------------------------------
                                                  Federated Value Portfolio

      11/30/98     $13.90      $ 0.17        $ 2.35         $ 2.52        $(0.06)        $(0.30)     $16.06      18.22%
      1/31/99#      16.06        0.02          0.54           0.56           --             --        16.62       3.49
      1/31/00       16.62        0.20         (0.14)          0.06         (0.12)         (0.69)      15.87       0.17
      1/31/01       15.87        0.25          1.37           1.62         (0.17)         (0.60)      16.72      10.62
      1/31/02       16.72        0.16         (1.44)         (1.28)        (0.21)         (0.39)      14.84      (7.53)

                                                Davis Venture Value Portfolio

      11/30/98      21.47        0.20          2.23           2.43         (0.12)         (0.68)      23.10      11.36
      1/31/99#      23.10        0.03          1.25           1.28           --             --        24.38       5.54
      1/31/00       24.38        0.13          3.06           3.19         (0.20)         (0.93)      26.44      13.42
      1/31/01       26.44        0.14          3.19           3.33         (0.12)         (0.28)      29.37      12.72
      1/31/02       29.37        0.12         (4.78)         (4.66)        (0.13)         (4.00)      20.58     (15.57)

                                               "Dogs" of Wall Street Portfolio

      4/1/98-
      11/30/98      10.00        0.11         (0.30)         (0.19)          --             --         9.81      (1.90)
      1/31/99#       9.81        0.02         (0.23)         (0.21)          --             --         9.60      (2.14)
      1/31/00        9.60        0.21         (1.12)         (0.91)        (0.05)         (0.26)       8.38     (10.02)
      1/31/01        8.38        0.23          0.73           0.96         (0.22)         (0.10)       9.02      12.05
      1/31/02        9.02        0.20          0.36           0.56         (0.20)           --         9.38       6.34

                     NET                     RATIO OF NET
                    ASSETS      RATIO OF      INVESTMENT
                    END OF     EXPENSES TO    INCOME TO
        PERIOD      PERIOD     AVERAGE NET   AVERAGE NET    PORTFOLIO
        ENDED       (000S)       ASSETS         ASSETS      TURNOVER
      ----------  ---------------------------------------------------
                               Federated Value Portfolio
      11/30/98    $  145,900      0.83%          1.13%          51%
      1/31/99#       159,176     0.86+          0.75+            4
      1/31/00        208,488      0.77           1.17           34
      1/31/01        231,716      0.76           1.56           46
      1/31/02        270,692      0.76(1)        1.05(1)        33
                             Davis Venture Value Portfolio
      11/30/98     1,725,411      0.75           0.89           25
      1/31/99#     1,840,354     0.77+          0.86+            5
      1/31/00      2,303,994      0.74           0.51           23
      1/31/01      2,808,045      0.75           0.47           26
      1/31/02      2,323,050      0.76(1)        0.49(1)        30
                            "Dogs" of Wall Street Portfolio
      4/1/98-
      11/30/98        65,283      0.85+(2)       2.04+(2)      --
      1/31/99#        78,062      0.85+(2)       0.93+(2)       58
      1/31/00         98,924      0.67(2)        2.11(2)        51
      1/31/01         92,070      0.72(2)        2.76(2)        55
      1/31/02        112,588      0.71(1)(2)     2.22(1)(2)     35


---------------


     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
   (1)  Gross of custody credits of less than 0.01%.
   (2) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:



                                                          EXPENSES                               NET INVESTMENT INCOME
                                          -----------------------------------------    ------------------------------------------
                                          11/98    1/99+    1/00    1/01    1/02(1)    11/98    1/99+    1/00    1/01     1/02(1)
                                          -----------------------------------------    ------------------------------------------
      "Dogs" of Wall Street...........    0.92%+   0.85%    0.67%   0.72%    0.71%     1.97%+   0.93%    2.11%    2.76%     2.22%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                    NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                  ASSETS
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                  END OF
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL       PERIOD
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000'S)
      -----------------------------------------------------------------------------------------------------------------------------
                                                        Alliance Growth Portfolio

      11/30/98    $22.56      $ 0.07        $ 7.77         $ 7.84        $(0.06)        $(2.30)     $28.04      35.92%   $1,396,140
      1/31/99#     28.04          --          7.22           7.22            --             --       35.26      25.75     1,864,924
      1/31/00      35.26       (0.04)         4.46           4.42         (0.05)         (3.05)      36.58      14.09     2,875,413
      1/31/01      36.58       (0.04)        (3.40)         (3.44)           --          (4.94)      28.20     (10.17)    2,810,098
      1/31/02      28.20        0.04         (6.61)         (6.57)           --          (2.22)      19.41     (23.05)    1,928,115

                                                    Goldman Sachs Research Portfolio

      7/3/00-
      1/31/01      10.00       (0.03)        (0.01)         (0.04)           --          (0.04)       9.92      (0.42)       39,903
      1/31/02       9.92       (0.04)        (3.09)         (3.13)           --             --        6.79     (31.55)       28,382

                                                     MFS Growth and Income Portfolio

      11/30/98     15.62        0.02          2.61           2.63         (0.12)         (2.76)      15.37      17.82       238,298
      1/31/99#     15.37        0.01          1.60           1.61            --             --       16.98      10.47       266,069
      1/31/00      16.98        0.10          0.11           0.21         (0.03)         (3.81)      13.35       1.77       337,222
      1/31/01      13.35        0.08          0.42           0.50         (0.08)            --       13.77       3.71       369,518
      1/31/02      13.77        0.08         (2.45)         (2.37)        (0.07)         (0.54)      10.79     (17.15)      323,404

                               RATIO OF NET
                  RATIO OF      INVESTMENT
                 EXPENSES TO    INCOME TO
       PERIOD    AVERAGE NET   AVERAGE NET       PORTFOLIO
        ENDED      ASSETS         ASSETS         TURNOVER
      ---------  -----------------------------------------
                         Alliance Growth Portfolio
      11/30/98      0.58%          0.27%            90%
      1/31/99#      0.63+         (0.01)+            11
      1/31/00       0.63          (0.11)             77
      1/31/01       0.64          (0.10)            101
      1/31/02       0.65(3)        0.17(3)           86
                     Goldman Sachs Research Portfolio
      7/3/00-
      1/31/01       1.35+(1)(4)    (0.54)+(1)(4)    115
      1/31/02       1.35(2)(4)    (0.49)(2)(4)      144
                      MFS Growth and Income Portfolio
      11/30/98      0.70           0.17             105
      1/31/99#      0.75+          0.38+             76
      1/31/00       0.75           0.66              64
      1/31/01       0.76           0.58              81
      1/31/02       0.78(3)        0.66(3)           82


---------------


     *  Calculated based upon average shares outstanding
    ** After fee waivers and expense reimbursements by the investment adviser
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
   (1) The ratios reflect an expense cap of 1.35% which is net of custody credits (0.01%) or waivers/reimbursements if applicable.
   (2)  Net of custody credits of less than 0.01%.
   (3)  Gross of custody credits of less than 0.01%.
   (4) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:



                                                         EXPENSES                            NET INVESTMENT INCOME (LOSS)
                                         -----------------------------------------    -------------------------------------------
                                         11/98    1/99+    1/00    1/01    1/02(3)    11/98    1/99+    1/00     1/01     1/02(3)
                                         -----------------------------------------    -------------------------------------------
      Goldman Sachs Research...........    --%      --%     --%    1.63%+   1.49%       --%      --%       --%   (0.82)%+  (0.63)%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000S)
      ---------------------------------------------------------------------------------------------------------------------------
                                                        Putnam Growth Portfolio

      11/30/98    $19.15      $ 0.01        $ 4.15         $ 4.16        $(0.02)        $(3.08)     $20.21      22.56%   $398,863
      1/31/99#     20.21       (0.01)         3.33           3.32           --             --        23.53      16.43     494,813
      1/31/00      23.53       (0.02)         3.76           3.74         (0.01)         (0.78)      26.48      16.51     783,896
      1/31/01      26.48       (0.03)        (3.37)         (3.40)          --           (2.23)      20.85     (13.68)    732,943
      1/31/02      20.85        0.02         (5.39)         (5.37)          --           (0.59)      14.89     (25.71)    486,747

                                                      Blue Chip Growth Portfolio

      7/5/00-
      1/31/01      10.00        0.06         (1.24)         (1.18)        (0.03)           --         8.79     (11.82)     15,801
      1/31/02       8.79        0.03         (2.20)         (2.17)          --             --         6.62     (24.64)     29,342

                                                         Real Estate Portfolio

      11/30/98     11.53        0.45         (1.93)         (1.48)        (0.16)         (0.01)       9.88     (13.04)     59,102
      1/31/99#      9.88        0.09         (0.36)         (0.27)          --             --         9.61      (2.73)     58,504
      1/31/00       9.61        0.39         (1.14)         (0.75)        (0.33)           --         8.53      (8.03)     53,766
      1/31/01       8.53        0.39          1.84           2.23         (0.36)           --        10.40      26.40      76,224
      1/31/02      10.40        0.56          0.16           0.72         (0.32)           --        10.80       7.12      85,794

                                 RATIO OF NET
                  RATIO OF        INVESTMENT
                 EXPENSES TO   INCOME (LOSS) TO
       PERIOD    AVERAGE NET     AVERAGE NET      PORTFOLIO
        ENDED      ASSETS           ASSETS        TURNOVER
      ---------  ------------------------------------------
                          Putnam Growth Portfolio
      11/30/98      0.86%            0.09%            75%
      1/31/99#      0.86+           (0.19)+           10
      1/31/00       0.80            (0.09)            76
      1/31/01       0.79            (0.10)            84
      1/31/02       0.82(2)          0.11( 2)         94
                         Blue Chip Growth Portfolio
      7/5/00-                        1.06+
      1/31/01       0.85+(3)             (3)          81
      1/31/02       0.85(1)(3)       0.36(1)(3)      125
                           Real Estate Portfolio
      11/30/98      0.95             4.21             26
      1/31/99#      1.01+            5.63+             6
      1/31/00       0.92             4.24             61
      1/31/01       0.96             4.05             28
      1/31/02       0.92(2)          5.32(2)          62


---------------


     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
   (1)  Net of custody credits of less than 0.01%.
   (2)  Gross of custody credits of less than 0.01%.
   (3) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:



                                                         EXPENSES                            NET INVESTMENT INCOME (LOSS)
                                         -----------------------------------------    -------------------------------------------
                                         11/98    1/99+    1/00    1/01    1/02(1)    11/98    1/99+    1/00     1/01     1/02(1)
                                         -----------------------------------------    -------------------------------------------
      Blue Chip Growth.................    --%      --%     --%    1.81%+   1.16%       --%      --%       --%    0.10%+    0.05%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
      ---------------------------------------------------------------------------------------------------------------------------
                                                     Small Company Value Portfolio

      12/14/98-
      1/31/99     $10.00      $   --        $ 0.05         $ 0.05        $(0.02)        $   --      $10.03       0.49%   $  5,024
      1/31/00      10.03       (0.04)         0.58           0.54            --          (0.05)      10.52       5.37       5,226
      1/31/01      10.52       (0.05)         2.23           2.18            --          (2.26)      10.44      20.98       4,409
      1/31/02      10.44       (0.04)         0.66           0.62            --          (0.29)      10.77       6.29       6,056

                                                     MFS Mid-Cap Growth Portfolio

      4/01/99-
      1/31/00      10.00       (0.01)         5.84           5.83            --          (0.23)      15.60      58.26      81,636
      1/31/01      15.60       (0.04)         3.76           3.72            --          (0.33)      18.99      23.97     367,523
      1/31/02      18.99       (0.03)        (6.58)         (6.61)           --          (2.38)      10.00     (34.93)    280,024

                                                      Aggressive Growth Portfolio

      11/30/98     11.76        0.04          0.52           0.56            --             --       12.32       4.76     133,183
      1/31/99#     12.32          --          3.20           3.20            --             --       15.52      25.97     182,313
      1/31/00      15.52          --          8.59           8.59         (0.03)         (1.36)      22.72      60.62     450,073
      1/31/01      22.72        0.05         (3.09)         (3.04)           --          (1.96)      17.72     (14.88)    495,826
      1/31/02      17.72        0.03         (5.77)         (5.74)        (0.05)         (3.09)       8.84     (31.71)    293,084

                                 RATIO OF NET
                  RATIO OF        INVESTMENT
                 EXPENSES TO   INCOME (LOSS) TO
       PERIOD    AVERAGE NET     AVERAGE NET      PORTFOLIO
        ENDED      ASSETS           ASSETS        TURNOVER
      ---------  ------------------------------------------
                       Small Company Value Portfolio
      12/14/98-
      1/31/99       1.40%+(5)        0.12%+(5)          6%
      1/31/00       1.40(5)         (0.40)(5)          65
      1/31/01       1.40(1)(5)      (0.41)(1)(5)       57
      1/31/02       1.40(1)(5)      (0.37)(1)(5)       54
                        MFS Mid-Cap Growth Portfolio
      4/01/99-
      1/31/00       1.15+(2)(5)      (0.13)+(2)(5)     108
      1/31/01       0.82(3)(5)      (0.20)(3)(5)      146
      1/31/02       0.82(4)(5)      (0.25)(4)(5)       96
                        Aggressive Growth Portfolio
      11/30/98      0.83             0.32             268
      1/31/99#      0.82+            0.13+             29
      1/31/00       0.75             0.02             131
      1/31/01       0.70             0.23             263
      1/31/02       0.75(4)          0.21(4)          229


---------------


     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
   (1) The ratios reflect an expense cap of 1.40% which is net of custody credits (0.01%) or waivers/reimbursements if applicable.
   (2) The ratios reflect an expense cap of 1.15% which is net of custody credits (0.02%) or waivers/reimbursements if applicable.
   (3)  Gross of custody credits of 0.01%
   (4)  Gross of custody credits of less than 0.01%.
   (5) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:



                                                         EXPENSES                           NET INVESTMENT INCOME (LOSS)
                                          --------------------------------------      ----------------------------------------
                                          11/98    1/99+    1/00    1/01    1/02      11/98    1/99+    1/00    1/01     1/02
                                          --------------------------------------      ----------------------------------------
      Small Company Value...............    --%    3.87%    2.25%   2.64%   2.95%(3)    --%    (2.35)%  (1.25)% (1.65)%  (1.93)%(3)
      MFS Mid-Cap Growth................    --       --     1.19+   0.82    0.82(4)     --       --     (0.17)+ (0.20)   (0.25)(4)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                     Growth Opportunities Portfolio
      7/5/00-
      1/31/01      $10.00      $ 0.07        $(1.10)        $(1.03)       $(0.04)        $   --      $ 8.93     (10.30)%  $ 28,836
      1/31/02        8.93       (0.02)        (3.06)         (3.08)           --             --        5.85     (34.48)     33,797
                                                        Marsico Growth Portfolio
      12/29/00-
      1/31/01       10.00        0.01          0.53           0.54            --             --       10.54       5.40       5,596
      1/31/02       10.54        0.01         (1.74)         (1.73)           --          (0.02)       8.79     (16.35)     14,810
                                               International Growth and Income Portfolio
      11/30/98      10.41        0.13          0.86           0.99         (0.03)         (0.06)      11.31       9.58     128,344
      1/31/99#      11.31          --          0.40           0.40         (0.02)         (0.19)      11.50       3.56     142,497
      1/31/00       11.50        0.15          1.97           2.12         (0.45)         (0.89)      12.28      17.99     253,962
      1/31/01       12.28        0.12          0.36           0.48         (0.12)         (0.13)      12.51       3.95     342,114
      1/31/02       12.51        0.09         (3.05)         (2.96)        (0.03)         (0.45)       9.07     (23.67)    289,084
                                                       Global Equities Portfolio
      11/30/98      15.98        0.07          2.40           2.47         (0.19)         (1.36)      16.90      15.34     420,358
      1/31/99#      16.90          --          1.71           1.71            --             --       18.61      10.12     463,138
      1/31/00       18.61        0.06          4.00           4.06         (0.21)         (1.37)      21.09      23.67     632,495
      1/31/01       21.09       (0.03)        (1.91)         (1.94)        (0.03)         (1.59)      17.53      (9.29)    650,067
      1/31/02       17.53        0.02         (4.90)         (4.88)        (0.01)         (2.15)      10.49     (27.72)    409,626

                                RATIO OF NET
                   RATIO OF      INVESTMENT
                  EXPENSES TO    INCOME TO
        PERIOD    AVERAGE NET   AVERAGE NET    PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                      Growth Opportunities Portfolio
      7/5/00-
      1/31/01        1.00%+(5)      1.16%+(5)      86%
      1/31/02        1.00(3)(5)    (0.26)(3)(5)    339
                         Marsico Growth Portfolio
      12/29/00-
      1/31/01        1.00+(1)(5)     0.73+(1)(5)     10
      1/31/02        1.00(2)(5)     0.12(2)(5)    128
                     International Growth and Income
                                 Portfolio
      11/30/98       1.46(5)        1.12(5)        51
      1/31/99#       1.46+(5)      (0.10)+(5)      10
      1/31/00        1.21(5)        1.16(5)        75
      1/31/01        1.18(5)        0.95(5)        80
      1/31/02        1.20(3)(5)     0.84(3)(5)    148
                        Global Equities Portfolio
      11/30/98       0.88           0.46           92
      1/31/99#       0.86+         (0.04)+         12
      1/31/00        0.84           0.30           94
      1/31/01        0.84          (0.15)          93
      1/31/02        0.87(4)        0.14(4)        75


---------------


     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
   (1) The ratios reflect an expense cap of 1.00% which is net of custody credits (0.44%) or waivers/reimbursements if applicable.
   (2) The ratios reflect an expense cap of 1.00% for Class A which is net of custody credits (0.01%) or waiver/reimbursements if applicable.
   (3)  Net of custody credits of less than 0.01%.
   (4)  Gross of custody credits of less than 0.01%.
   (5) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:



                                                         EXPENSES                           NET INVESTMENT INCOME (LOSS)
                                          --------------------------------------      ----------------------------------------
                                          11/98    1/99+    1/00    1/01    1/02      11/98    1/99+    1/00    1/01     1/02
                                          --------------------------------------      ----------------------------------------
      Growth Opportunities..............    --%      --%     --%    1.26%+  1.19%(4)    --%      --%     --%     0.90%+  (0.44)%(4)
      Marsico Growth....................    --       --      --     4.73+   1.86(2)     --       --      --     (3.00)+  (0.73)(6)
      International Growth and Income...  1.46     1.46     1.21    1.18    1.20(4)   1.12     (0.10)   1.16    (0.95)    0.84(4)



     (6)  Gross of custody credits of 0.01%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000S)
      ---------------------------------------------------------------------------------------------------------------------------
                                             International Diversified Equities Portfolio

      11/30/98    $11.33      $0.15         $ 1.93         $ 2.08        $(0.40)        $(0.15)     $12.86      18.33%   $354,174
      1/31/99#     12.86      (0.01)          0.22           0.21            --             --       13.07       1.63     373,785
      1/31/00      13.07       0.13           1.91           2.04         (0.21)         (0.08)      14.82      15.85     464,988
      1/31/01      14.82       0.11          (1.91)         (1.80)        (0.12)         (2.14)      10.76     (12.71)    442,009
      1/31/02      10.76       0.07          (2.94)         (2.87)           --          (0.65)       7.24     (27.07)    309,703

                                                      Emerging Markets Portfolio

      11/30/98      8.03       0.04          (1.78)         (1.74)        (0.07)            --        6.22     (21.86)     31,685
      1/31/99#      6.22       0.01             --           0.01         (0.01)            --        6.22       0.20      32,708
      1/31/00       6.22      (0.03)          4.81           4.78            --             --       11.00      76.86     102,740
      1/31/01      11.00      (0.02)         (2.95)         (2.97)        (0.06)         (0.16)       7.81     (26.87)     96,507
      1/31/02       7.81       0.03          (0.95)         (0.92)        (0.02)         (0.08)       6.79     (11.49)     82,624

                                                         Technology Portfolio

      7/3/00-
      1/31/01      10.00      (0.04)         (2.80)         (2.84)           --             --        7.16     (28.40)     56,323
      1/31/02       7.16      (0.05)         (3.69)         (3.74)                                    3.42     (52.23)     40,156

                                       RATIO OF NET
                  RATIO OF              INVESTMENT
                 EXPENSES TO         INCOME (LOSS) TO
       PERIOD    AVERAGE NET           AVERAGE NET            PORTFOLIO
        ENDED      ASSETS                 ASSETS              TURNOVER
      ---------  ------------------------------------------------------
                      International Diversified Equities Portfolio
      11/30/98            1.26%             1.18%                 40%
      1/31/99#            1.26+            (0.43)+                 7
      1/31/00             1.22              0.95                  65
      1/31/01             1.21              0.89                  72
      1/31/02             1.23(2)           0.84(2)               29
                               Emerging Markets Portfolio
      11/30/98            1.90(3)           0.61(3)               96
      1/31/99#            1.90+(3)          0.60+(3)              22
      1/31/00             1.90(1)(3)       (0.41)(1)(3)          145
      1/31/01             1.57(3)          (0.22)(3)             125
      1/31/02             1.53(2)(3)        0.51(2)(3)           113
                                  Technology Portfolio
      7/3/00-
      1/31/01             1.49+(3)         (0.93)+(3)             98
      1/31/02             1.45(2)(3)       (1.23)(2)(3)          109


---------------


     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
   (1) The ratios reflect an expense cap of 1.90% which is net of custody credits (0.01%) or waiver/reimbursements if applicable.
   (2)  Gross of custody credits of less than 0.01%.
   (3) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:



                                                         EXPENSES                                NET INVESTMENT INCOME
                                         -----------------------------------------    -------------------------------------------
                                         11/98    1/99+    1/00    1/01    1/02(2)    11/98    1/99+    1/00     1/01     1/02(2)
                                         -----------------------------------------    -------------------------------------------
       Emerging Markets..............    2.01%    2.29%    1.91%   1.57%     1.53%    0.50%    0.21%    (0.42)%  (0.22)%    0.51%

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-7238

                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2002
                 ----------------------------------------------

                            SUNAMERICA SERIES TRUST

                                (CLASS B SHARES)


                  --    Cash Management Portfolio
                  --    Corporate Bond Portfolio
                  --    Global Bond Portfolio
                  --    High-Yield Bond Portfolio
                  --    Worldwide High Income Portfolio
                  --    SunAmerica Balanced Portfolio
                  --    MFS Total Return Portfolio
                  --    Asset Allocation Portfolio
                  --    Telecom Utility Portfolio
                  --    Equity Income Portfolio
                  --    Equity Index Portfolio
                  --    Growth-Income Portfolio
                  --    Federated Value Portfolio
                  --    Davis Venture Value Portfolio
                  --    "Dogs" of Wall Street Portfolio
                  --    Alliance Growth Portfolio
                  --    Goldman Sachs Research Portfolio
                  --    MFS Growth and Income Portfolio
                  --    Putnam Growth Portfolio
                  --    Blue Chip Growth Portfolio
                  --    Real Estate Portfolio
                  --    Small Company Value Portfolio
                  --    MFS Mid-Cap Growth Portfolio
                  --    Aggressive Growth Portfolio
                  --    Growth Opportunities Portfolio
                  --    Marsico Growth Portfolio

                  --    Technology Portfolio

                  --    International Growth and Income Portfolio
                  --    Global Equities Portfolio
                  --    International Diversified Equities Portfolio
                  --    Emerging Markets Portfolio


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

ACCOUNT INFORMATION.........................................     41

ADDITIONAL INFORMATION ABOUT THE "DOGS" OF WALL STREET AND
  GOLDMAN SACHS RESEARCH PORTFOLIOS.........................     43

  Investment Strategy for the "Dogs" of Wall Street
     Portfolio..............................................     43

  Investment Strategy for the Goldman Sachs Research
     Portfolio..............................................     43

MORE INFORMATION ABOUT THE PORTFOLIOS.......................     44

  Investment Strategies.....................................     44

GLOSSARY....................................................     52

  Investment Terminology....................................     52

  Risk Terminology..........................................     55

MANAGEMENT..................................................     58

  Information about the Investment Adviser and Manager......     58

  Information about the Subadvisers.........................     59

  Portfolio Management......................................     61

  Custodian, Transfer and Dividend Paying Agent.............     77

FINANCIAL HIGHLIGHTS........................................     78

FOR MORE INFORMATION........................................     88

                        Q&A





       FIXED INCOME PORTFOLIOS typically seek to provide high current income consistent with the preservation of capital by investing in fixed income securities.



       YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.



       INCOME is interest payments from bonds or dividends from stocks.



       TOTAL RETURN is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in a value of an investment over a given period expressed as a percentage of the initial investment.




       "HIGH QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.




       "NET ASSETS" will take into account borrowings for investment purposes.




      --------------------------------------------------------------------





                 TRUST HIGHLIGHTS

      --------------------------------------------------------------------




      The following questions and answers are designed to give you an overview of SunAmerica Series Trust ("the Trust") and to provide you with information about the Trust's thirty-one separate investment series ("Portfolios") and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," which begin on page 44, and the glossary that follows on page 52.


Q:  WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
    STRATEGIES?
A: Each Portfolio operates as a separate mutual fund, with its own investment goal and a principal investment strategy for pursuing it. A Portfolio's investment goal may be changed without shareholder approval, but you will be notified of any change. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.

                            FIXED INCOME PORTFOLIOS


  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    Cash Management         high current yield while    invests in a diversified selection
    Portfolio               preserving capital          of money market instruments
  ----------------------------------------------------------------------------------------------
    Corporate Bond          high total return with      invests, under normal
    Portfolio               only moderate price risk    circumstances, at least 80% of net
                                                        assets in investment grade fixed
                                                        income securities
  ----------------------------------------------------------------------------------------------
    Global Bond Portfolio   high total return,          invests, under normal
                            emphasizing current         circumstances, at least 80% of net
                            income and, to a lesser     assets in high quality fixed income
                            extent, capital             securities of U.S. and foreign
                            appreciation                issuers and transactions in foreign
                                                        currencies
  ----------------------------------------------------------------------------------------------
    High-Yield Bond         high current income and,    invests, under normal
    Portfolio               secondarily, capital        circumstances, at least 80% of net
                            appreciation                assets in intermediate and
                                                        long-term corporate obligations,
                                                        emphasizing high-yield, high-risk
                                                        fixed income securities (junk
                                                        bonds) with a primary focus on "B"
                                                        rated high-yield bonds
  ----------------------------------------------------------------------------------------------
    Worldwide High Income   high current income and,    invests, under normal
    Portfolio               secondarily, capital        circumstances, at least 80% of net
                            appreciation                assets in high-yield, high-risk
                                                        fixed income securities (junk
                                                        bonds) of issuers located
                                                        throughout the world
  ----------------------------------------------------------------------------------------------

       BALANCED PORTFOLIOS typically try to balance three different investment goals: capital appreciation, income and capital preservation by investing in a mixture of stocks, bonds and money market instruments.




       ASSET ALLOCATION is a varying combination, depending on market conditions and risk level, of stocks, bonds, money market instruments and other assets.



       CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.



       INDEX PORTFOLIOS typically are comprised of securities that make up or replicate a target index; the primary objective is to mirror the investment results of the index.



       A "VALUE" PHILOSOPHY -- that of investing in securities that are believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength and generous dividend yields that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

                    BALANCED OR ASSET ALLOCATION PORTFOLIOS

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    SunAmerica Balanced     conservation of             maintains at all times a balanced
    Portfolio               principal and capital       portfolio of stocks and bonds, with
                            appreciation                at least 25% invested in fixed
                                                        income securities
  ----------------------------------------------------------------------------------------------
    MFS Total Return        reasonable current          invests primarily in common stocks
    Portfolio               income, long-term           and fixed income securities, with
                            capital growth and          an emphasis on income-producing
                            conservation of capital     securities that appear to have some
                                                        potential for capital enhancement
  ----------------------------------------------------------------------------------------------
    Asset Allocation        high total return           invests in a diversified portfolio
    Portfolio               (including income and       that may include common stocks and
                            capital gains)              other securities with common stock
                            consistent with long-       characteristics, bonds and other
                            term preservation of        intermediate and long-term fixed
                            capital                     income securities and money market
                                                        instruments
  ----------------------------------------------------------------------------------------------

                               EQUITY PORTFOLIOS


  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    Telecom Utility         high current income and     invests, under normal
    Portfolio               moderate capital            circumstances, at least 80% of net
                            appreciation                assets in equity and debt
                                                        securities of utility companies
  ----------------------------------------------------------------------------------------------
    Equity Income           long-term capital           invests primarily in equity
    Portfolio               appreciation and income     securities of companies which the
                                                        Subadviser believes are
                                                        characterized by the ability to pay
                                                        above-average dividends, the
                                                        ability to finance expected growth
                                                        and strong management
  ----------------------------------------------------------------------------------------------
    Equity Index Portfolio  investment results that     invests, under normal
                            correspond with the         circumstances, at least 80% of net
                            performance of the          assets in common stocks included in
                            Standard & Poor's 500       the S&P 500
                            Composite Stock Price
                            Index (S&P 500)
  ----------------------------------------------------------------------------------------------
    Growth-Income           growth of capital and       invests primarily in common stocks
    Portfolio               income                      or securities that demonstrate the
                                                        potential for appreciation and/or
                                                        dividends
  ----------------------------------------------------------------------------------------------
    Federated Value         growth of capital and       invests primarily in the securities
    Portfolio               income                      of high quality companies
  ----------------------------------------------------------------------------------------------
    Davis Venture Value     growth of capital           invests primarily in common stocks
    Portfolio                                           of companies with market
                                                        capitalizations of at least $5
                                                        billion
  ----------------------------------------------------------------------------------------------
    "Dogs" of Wall Street   total return (including     invests in thirty high dividend
    Portfolio               capital appreciation and    yielding common stocks selected
                            current income)             annually from the Dow Jones
                                                        Industrial Average and the broader
                                                        market (see page 43 for additional
                                                        information about the investment
                                                        strategy for the "Dogs" of Wall
                                                        Street Portfolio)
  ----------------------------------------------------------------------------------------------

       A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.




       MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.

                               EQUITY PORTFOLIOS


  ------------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ------------------------------------------------------------------------------------------------
    Alliance Growth         long-term growth of         invests primarily in equity
    Portfolio               capital                     securities of a limited number of
                                                        large, carefully selected, high
                                                        quality U.S. companies that are
                                                        judged likely to achieve superior
                                                        earnings
  ------------------------------------------------------------------------------------------------
    Goldman Sachs Research  long-term growth of         invests, under normal circumstances,
    Portfolio               capital                     at least 90% of its total assets in
                                                        U.S. equity securities, including
                                                        securities of foreign issuers that
                                                        are traded in the U.S. Under normal
                                                        circumstances, the Portfolio will
                                                        only purchase equity securities that
                                                        are included in the Goldman Sachs
                                                        Global Investment Research Division's
                                                        U.S. Select List and will sell
                                                        securities that have been removed
                                                        from the U.S. Select List. (see page
                                                        43 for additional information about
                                                        the investment strategy for the
                                                        Goldman Sachs Research Portfolio)
  ------------------------------------------------------------------------------------------------
    MFS Growth and Income   reasonable current          invests primarily in equity
    Portfolio               income and long-term        securities
                            growth of capital and
                            income
  ------------------------------------------------------------------------------------------------
    Putnam Growth           long-term growth of         invests primarily in common stocks or
    Portfolio               capital                     securities with common stock
                                                        characteristics that its Subadviser
                                                        believes have above-average growth
                                                        prospects
  ------------------------------------------------------------------------------------------------
    Blue Chip Growth        capital appreciation        invests, under normal circumstances,
    Portfolio                                           at least 80% of net assets in common
                                                        stocks that demonstrate the potential
                                                        for capital appreciation, issued by
                                                        large-cap companies
  ------------------------------------------------------------------------------------------------
    Real Estate Portfolio   total return through a      invests, under normal circumstances,
                            combination of growth       at least 80% of net assets in
                            and income                  securities of companies principally
                                                        engaged in or related to the real
                                                        estate industry or that own
                                                        significant real estate assets or
                                                        that primarily invest in real estate
                                                        financial instruments
  ------------------------------------------------------------------------------------------------
    Small Company Value     capital appreciation        invests, under normal circumstances,
    Portfolio                                           at least 80% of net assets in a
                                                        broadly diversified portfolio of
                                                        equity securities of small companies
                                                        generally with market capitalizations
                                                        ranging from approximately $39
                                                        million to $2.9 billion
  ------------------------------------------------------------------------------------------------
    MFS Mid-Cap Growth      long-term growth of         invests, under normal circumstances,
    Portfolio               capital                     at least 80% of net assets in equity
                                                        securities of medium-sized companies
                                                        that its Subadviser believes have
                                                        above-average growth potential
  ------------------------------------------------------------------------------------------------
    Aggressive Growth       capital appreciation        invests primarily in equity
    Portfolio                                           securities of high growth companies
                                                        including small and medium sized
                                                        growth companies with market
                                                        capitalizations of $1.5 billion to
                                                        $15 billion
  ------------------------------------------------------------------------------------------------
    Growth Opportunities    capital appreciation        invests primarily in common stocks
    Portfolio                                           that demonstrate the potential for
                                                        capital appreciation, issued
                                                        generally by mid-cap companies
  ------------------------------------------------------------------------------------------------

       INTERNATIONAL PORTFOLIOS typically seek capital appreciation by investing significantly in securities traded in markets outside the U.S.



       AN "EMERGING MARKET" COUNTRY is generally a country with a low or middle income economy or that is in the early stages of its industrialization cycle.

                               EQUITY PORTFOLIOS


  ------------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ------------------------------------------------------------------------------------------------
    Marsico Growth          long-term growth of         invests, under normal circumstances,
    Portfolio               capital                     at least 65% in equity securities of
                                                        large companies with a general core
                                                        position of 20 to 30 common stocks
  ------------------------------------------------------------------------------------------------
    Technology Portfolio    long-term capital           invests, under normal circumstances,
                            appreciation                at least 80% of net assets in equity
                                                        securities that demonstrate the
                                                        potential for capital appreciation,
                                                        issued by companies the Subadviser
                                                        believes are positioned to benefit
                                                        from involvement in technology and
                                                        technology-related industries
                                                        worldwide
  ------------------------------------------------------------------------------------------------


                            INTERNATIONAL PORTFOLIOS


  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    International Growth    growth of capital and,      invests primarily in common stocks
    and Income Portfolio    secondarily, current        traded on markets outside the U.S.
                            income
  ----------------------------------------------------------------------------------------------
    Global Equities         long-term growth of         invests primarily in common stocks
    Portfolio               capital                     or securities with common stock
                                                        characteristics of U.S. and foreign
                                                        issuers that demonstrate the
                                                        potential for appreciation and
                                                        engages in transactions in foreign
                                                        currencies; under normal
                                                        circumstances, at least 80% of net
                                                        assets of the Portfolio will be
                                                        invested in equity securities
  ----------------------------------------------------------------------------------------------
    International           long-term capital           invests primarily (in accordance
    Diversified Equities    appreciation                with country and sector weightings
    Portfolio                                           determined by its Subadviser) in
                                                        securities of foreign issuers that,
                                                        in the aggregate, replicate broad
                                                        country and sector indices; under
                                                        normal circumstances at least 80%
                                                        of net assets of the Portfolio will
                                                        be invested in equity securities
  ----------------------------------------------------------------------------------------------
    Emerging Markets        long-term capital           invests, under normal
    Portfolio               appreciation                circumstances, at least 80% of net
                                                        assets in common stocks and other
                                                        equity securities of companies that
                                                        its Subadviser believes have
                                                        above-average growth prospects
                                                        primarily in emerging markets
                                                        outside the U.S.
  ----------------------------------------------------------------------------------------------

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?


A: The following section describes the principal risks of each Portfolio, while the charts beginning on page 44 describe various additional risks.


    Risks of Investing in Equity Securities


    The EQUITY INCOME, EQUITY INDEX, GROWTH-INCOME, FEDERATED VALUE, DAVIS VENTURE VALUE, "DOGS" OF WALL STREET, ALLIANCE GROWTH, GOLDMAN SACHS RESEARCH, MFS GROWTH AND INCOME, PUTNAM GROWTH, BLUE CHIP GROWTH, REAL ESTATE, SMALL COMPANY VALUE, MFS MID-CAP GROWTH, AGGRESSIVE GROWTH, GROWTH OPPORTUNITIES, MARSICO GROWTH, TECHNOLOGY, INTERNATIONAL GROWTH AND INCOME, GLOBAL EQUITIES, INTERNATIONAL DIVERSIFIED EQUITIES and EMERGING MARKETS PORTFOLIOS invest primarily in equity securities. In addition, the SUNAMERICA BALANCED, MFS TOTAL RETURN, ASSET ALLOCATION and TELECOM UTILITY PORTFOLIOS invest significantly in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. Growth stocks are historically volatile, which will particularly affect the ASSET ALLOCATION, GROWTH-INCOME, ALLIANCE GROWTH, GOLDMAN SACHS RESEARCH, MFS GROWTH AND INCOME, PUTNAM GROWTH, BLUE CHIP GROWTH, MFS MID-CAP GROWTH, AGGRESSIVE GROWTH, GROWTH OPPORTUNITIES, MARSICO GROWTH, TECHNOLOGY and INTERNATIONAL GROWTH AND INCOME PORTFOLIOS. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa. In addition, individual stocks selected for any of these Portfolios may underperform the market generally.


    Risks of Investing in Bonds


    The CORPORATE BOND, GLOBAL BOND, HIGH-YIELD BOND and WORLDWIDE HIGH INCOME PORTFOLIOS invest primarily in bonds. In addition, the SUNAMERICA BALANCED, MFS TOTAL RETURN, ASSET ALLOCATION and TELECOM UTILITY PORTFOLIOS invest significantly in bonds. As with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in the bond market, movements in the bond market generally may affect its performance. In addition, individual bonds selected for any of these Portfolios may underperform the market generally.


    Risks of Investing in Junk Bonds

    The HIGH-YIELD BOND and WORLDWIDE HIGH INCOME PORTFOLIOS invest predominantly in junk bonds, which are considered speculative. The CORPORATE BOND, MFS TOTAL RETURN, ASSET ALLOCATION, EQUITY INCOME, REAL ESTATE, SMALL COMPANY VALUE and MFS MID-CAP GROWTH PORTFOLIOS also invest significantly in junk bonds. While the Adviser and Subadvisers each tries to diversify its portfolio and to engage in a credit analysis of each junk bond issuer in which it invests, junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

    Risks of Investing in Money Market Securities

    While an investment in the CASH MANAGEMENT PORTFOLIO should present the least market risk of any of the Portfolios since it invests only in high-quality short-term debt obligations (money market securities), you should be aware that an investment in the CASH MANAGEMENT PORTFOLIO is subject to the risk that the value of its investments may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal. The CASH MANAGEMENT PORTFOLIO does not seek to maintain a stable net asset value.

    Risks of Investing Internationally

    Except for the CASH MANAGEMENT PORTFOLIO, all of the Portfolios may invest internationally, including in "emerging market" countries. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain developing countries. While investing internationally may reduce your risk by increasing the diversification of your investment, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. These risks affect all the Portfolios except for the

    CASH MANAGEMENT PORTFOLIO and are primary risks of the GLOBAL BOND, WORLDWIDE HIGH INCOME, INTERNATIONAL GROWTH AND INCOME, GLOBAL EQUITIES, INTERNATIONAL DIVERSIFIED EQUITIES and EMERGING MARKETS PORTFOLIOS.


    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the SMALL COMPANY VALUE, GROWTH-INCOME, ALLIANCE GROWTH, PUTNAM GROWTH, AGGRESSIVE GROWTH, TECHNOLOGY, INTERNATIONAL GROWTH AND INCOME and EMERGING MARKETS PORTFOLIOS.

    Risks of a "Passively Managed" Strategy

    Each of the EQUITY INDEX and "DOGS" OF WALL STREET PORTFOLIOS will not deviate from its strategy (except to the extent necessary to comply with federal tax laws). If a Portfolio is committed to a strategy that is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolios will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolios may be more susceptible to general market declines than other Portfolios.

    Risks of Investing in Utility Securities

    The TELECOM UTILITY PORTFOLIO invests primarily in equity and debt securities of utility companies that produce, transmit, or distribute gas and electric energy as well as those companies that provide communications facilities, such as telephone and telegraph companies. Such utility securities entail certain risks including: (i) utility companies' historic difficulty in earning adequate returns on investment despite frequent rate increases; (ii) restrictions on operations and increased costs and delays due to governmental regulations; (iii) building or construction delays; (iv) environmental regulations; (v) difficulty of the capital markets in absorbing utility debt and equity securities; (vi) difficulties in obtaining fuel at reasonable prices and (vii) potential effect of deregulation.

    To attempt to reduce these risks, the Subadviser will perform its own credit analysis in addition to using recognized rating agencies and will obtain information from other sources, including the issuer's management and other investment analysts.

    Risks of Investing in Real Estate Securities


    The REAL ESTATE PORTFOLIO invests primarily in the real estate industry. A Portfolio that invests primarily in the real estate industry is subject to the risks associated with the direct ownership of real estate. The Portfolio could also be subject to the risks of direct ownership as a result of a default on a debt security it may own. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. Most of the Portfolio's investments are, and likely will continue to be, interests in Real Estate Investment Trusts ("REITs").


    Risks of Investing in "Non-Diversified" Portfolios

    The GLOBAL BOND, WORLDWIDE HIGH INCOME, "DOGS" OF WALL STREET, MFS MID-CAP GROWTH, MARSICO GROWTH and INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIOS are organized as "non-diversified" Portfolios. A non-diversified Portfolio can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, a Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

    In addition, the GOLDMAN SACHS RESEARCH PORTFOLIO invests principally in securities included in the Goldman Sachs Global Investment Research Division's U.S. Select List which comprises approximately 25-35 stocks. As a result of the small universe of stocks in which the Portfolio generally invests, it may be subject to greater risks than would a more diversified fund.

    Risks of Investing in Technology Companies

    Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the returns of a Portfolio that invests in technology companies may be considerably more volatile than those of a fund that does not invest in technology companies. This will particularly affect the TECHNOLOGY and MARSICO GROWTH PORTFOLIOS.

    Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?


A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and comparing the Portfolios' average annual returns to those of an appropriate market index. Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the following Risk/Return Bar Charts and Tables are for Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future. Performance information is not included for Portfolios that have not been in existence for at least one full calendar year.

--------------------------------------------------------------------------------

                           CASH MANAGEMENT PORTFOLIO
--------------------------------------------------------------------------------


                                   (CLASS A)*

[BAR CHART]

1994                                                                             3.80%
1995                                                                             5.48%
1996                                                                             4.91%
1997                                                                             5.22%
1998                                                                             5.05%
1999                                                                             4.87%
2000                                                                             6.05%
2001                                                                             3.67%

During the period shown in the bar chart, the highest return for a quarter was 1.58% (quarter ended 12/31/00) and the lowest return for a quarter was 0.50% (quarter ended 12/31/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 0.36%.
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE      SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2001)                          YEAR       YEARS     INCEPTION(1)
-------------------------------------------------------------------------------------------------
 Cash Management Portfolio Class A                              3.67%      4.97%         4.64%
-------------------------------------------------------------------------------------------------



* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.


(1)   Inception date for the Portfolio is February 9, 1993.

--------------------------------------------------------------------------------

                            CORPORATE BOND PORTFOLIO
--------------------------------------------------------------------------------


                                   (CLASS A)*

[BAR CHART]

1994                                                                             -3.19%
1995                                                                             17.78%
1996                                                                              4.49%
1997                                                                             10.90%
1998                                                                              6.05%
1999                                                                             -1.85%
2000                                                                              5.03%
2001                                                                              7.59%

During the period shown in the bar chart, the highest return for a quarter was 5.94% (quarter ended 06/30/95) and the lowest return for a quarter was -2.89% (quarter ended 03/31/94). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 0.72%.
--------------------------------------------------------------------------------


          AVERAGE ANNUAL TOTAL RETURNS (AS OF THE            PAST ONE    PAST FIVE       SINCE
          CALENDAR YEAR ENDED DECEMBER 31, 2001)               YEAR        YEARS      INCEPTION(1)
--------------------------------------------------------------------------------------------------
 Corporate Bond Portfolio Class A                               7.59%        5.46%          5.62%
--------------------------------------------------------------------------------------------------
 Lehman Brothers Corporate Bond Index(2)                       10.30%        7.14%          6.94%
--------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Index(3)                             8.42%        7.43%          6.81%
--------------------------------------------------------------------------------------------------



* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.


(1) Inception date for the Portfolio is July 1, 1993. The since inception returns for the comparative indices are as of the inception date month end.

(2) The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt.

(3) The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market -- 70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

--------------------------------------------------------------------------------

                             GLOBAL BOND PORTFOLIO
--------------------------------------------------------------------------------


                                   (CLASS A)*

[BAR CHART]

1994                                                                             -4.65%
1995                                                                             17.64%
1996                                                                              9.36%
1997                                                                             10.03%
1998                                                                             10.87%
1999                                                                             -1.05%
2000                                                                              9.27%
2001                                                                              5.05%

During the period shown in the bar chart, the highest return for a quarter was 5.66% (quarter ended 09/30/98) and the lowest return for a quarter was -3.97% (quarter ended 03/31/94). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -0.28%.
--------------------------------------------------------------------------------


        AVERAGE ANNUAL TOTAL RETURNS (AS OF THE             PAST ONE      PAST FIVE      SINCE
         CALENDAR YEAR ENDED DECEMBER 31, 2001)               YEAR          YEARS     INCEPTION(1)
--------------------------------------------------------------------------------------------------
 Global Bond Portfolio Class A                                 5.05%         6.74%        7.03%
--------------------------------------------------------------------------------------------------
 J.P. Morgan Global Government Bond Index (hedged)(2)          6.15%         7.90%        7.88%
--------------------------------------------------------------------------------------------------



* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.


(1) Inception date for the Portfolio is July 1, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The J.P. Morgan Global Government Bond Index (hedged) tracks the performance of bonds throughout the world, including issues from Europe, Australia, the Far East and the United States.

--------------------------------------------------------------------------------

                           HIGH-YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------


                                   (CLASS A)*

[BAR CHART]

1994                                                                             -5.52%
1995                                                                             14.24%
1996                                                                             14.57%
1997                                                                             14.42%
1998                                                                             -2.95%
1999                                                                              6.50%
2000                                                                             -9.30%
2001                                                                             -4.30%

During the period shown in the bar chart, the highest return for a quarter was 7.38% (quarter ended 09/30/97) and the lowest return for a quarter was -8.40% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 0.14%.
--------------------------------------------------------------------------------


        AVERAGE ANNUAL TOTAL RETURNS (AS OF THE             PAST ONE      PAST FIVE      SINCE
         CALENDAR YEAR ENDED DECEMBER 31, 2001)               YEAR          YEARS     INCEPTION(1)
--------------------------------------------------------------------------------------------------
 High-Yield Bond Portfolio Class A                            -4.30%        0.53%         4.13%
--------------------------------------------------------------------------------------------------
 Merrill Lynch High-Yield Master Index(2)                      6.20%        3.95%         6.84%
--------------------------------------------------------------------------------------------------



* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.


(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The Merrill Lynch High-Yield Master Index includes publicly placed, nonconvertible, coupon-bearing U.S. domestic debt with a maturity of at least one year. Par amounts of all issues at the beginning and ending of each reporting period must be at least $10,000. Issues included in the index must have a rating that is less than investment grade but not in default.

--------------------------------------------------------------------------------

                        WORLDWIDE HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------


                                   (CLASS A)*

[BAR CHART]

1995                                                                            -20.97%
1996                                                                             25.32%
1997                                                                             15.54%
1998                                                                            -17.07%
1999                                                                             19.31%
2000                                                                             -2.96%
2001                                                                             -3.20%

During the period shown in the bar chart, the highest return for a quarter was 12.07% (quarter ended 06/30/95) and the lowest return for a quarter was -24.35% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 1.31%.
--------------------------------------------------------------------------------


         AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE       PAST FIVE          SINCE
         CALENDAR YEAR ENDED DECEMBER 31, 2001)              YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 Worldwide High Income Portfolio Class A                    -3.20%          1.43%             6.70%
------------------------------------------------------------------------------------------------------
 Blended Index(2)                                            2.62%          5.49%             9.67%
------------------------------------------------------------------------------------------------------
 First Boston High-Yield Bond Index(3)                       5.80%          3.25%             6.27%
------------------------------------------------------------------------------------------------------
 J.P. Morgan EMBI Plus(4)                                   -0.79%          6.95%            12.38%
------------------------------------------------------------------------------------------------------



* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.


(1) Inception date for the Portfolio is October 28, 1994. The since inception returns for the comparative indices are as of the inception date month end.


(2) The Blended Index combines 50% of the First Boston High-Yield Bond Index and 50% of the J.P. Morgan Emerging Markets Bond Index Plus.


(3) The First Boston High-Yield Bond Index is a trader-priced portfolio constructed to mirror the public high-yield debt market. Securities in the index are rated B or lower.

(4) The J.P. Morgan Emerging Markets Bond Index (EMBI) Plus is a market-weighted index composed of all Brady Bonds outstanding; it includes Argentina, Brazil, Mexico, Nigeria, the Philippines and Venezuela.

--------------------------------------------------------------------------------

                         SUNAMERICA BALANCED PORTFOLIO
--------------------------------------------------------------------------------


                                   (CLASS A)*

[BAR CHART]

1997                                                                             24.48%
1998                                                                             24.61%
1999                                                                             21.40%
2000                                                                             -9.43%
2001                                                                            -13.14%

During the period shown in the bar chart, the highest return for a quarter was 15.55% (quarter ended 12/31/98) and the lowest return for a quarter was -11.19% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -2.72%.
--------------------------------------------------------------------------------


         AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE       PAST FIVE          SINCE
         CALENDAR YEAR ENDED DECEMBER 31, 2001)              YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 SunAmerica Balanced Portfolio Class A                      -13.14%          8.18%            9.22%
------------------------------------------------------------------------------------------------------
 Blended Index(2)                                            -3.17%          9.39%           10.09%
------------------------------------------------------------------------------------------------------
 S&P 500 Index(3)                                           -11.88%         10.70%           11.79%
------------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Index(4)                           8.42%          7.43%            7.79%
------------------------------------------------------------------------------------------------------



* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.


(1) Inception date for the Portfolio is June 3, 1996. The since inception returns for the comparative indices are as of the inception date month end.

(2) The Blended Index consists of 55% S&P 500 Index, 35% Lehman Brothers Aggregate Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

(3) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(4) The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market -- 70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------


                                   (CLASS A)*

[BAR CHART]

1995                                                                             27.64%
1996                                                                              9.94%
1997                                                                             16.90%
1998                                                                             19.53%
1999                                                                              2.88%
2000                                                                             17.01%
2001                                                                              0.52%

During the period shown in the bar chart, the highest return for a quarter was 13.55% (quarter ended 12/31/98) and the lowest return for a quarter was -5.22% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 2.78%.
--------------------------------------------------------------------------------


         AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE       PAST FIVE          SINCE
         CALENDAR YEAR ENDED DECEMBER 31, 2001)              YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 MFS Total Return Portfolio Class A(2)                        0.52%         11.08%           12.76%
------------------------------------------------------------------------------------------------------
 Blended Index(3)                                            -3.17%          9.39%           12.01%
------------------------------------------------------------------------------------------------------
 S&P 500 Index(4)                                           -11.88%         10.70%           15.16%
------------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Index(5)                           8.42%          7.43%            8.25%
------------------------------------------------------------------------------------------------------



* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.


(1) Inception date for the Portfolio is October 28, 1994. The since inception returns for the comparative indices are as of the inception date month end.

(2) Prior to January 1, 1999, the MFS Total Return Portfolio was named the Balanced Phoenix Investment Counsel Portfolio.

(3) The Blended Index consists of 35% Lehman Brothers Aggregate Index, 55% S&P 500 Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

(4) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(5) The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market -- 70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

--------------------------------------------------------------------------------

                           ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------


                                   (CLASS A)*

[BAR CHART]

1994                                                                             -0.26%
1995                                                                             26.29%
1996                                                                             18.95%
1997                                                                             21.81%
1998                                                                              3.32%
1999                                                                              9.44%
2000                                                                             -0.31%
2001                                                                             -2.85%

During the period shown in the bar chart, the highest return for a quarter was 11.05% (quarter ended 06/30/97) and the lowest return for a quarter was -8.76% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 0.38%.
--------------------------------------------------------------------------------


         AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE       PAST FIVE          SINCE
         CALENDAR YEAR ENDED DECEMBER 31, 2001)              YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 Asset Allocation Portfolio Class A                          -2.85%          5.93%            9.22%
------------------------------------------------------------------------------------------------------
 Blended Index(2)                                            -3.72%          9.81%           11.21%
------------------------------------------------------------------------------------------------------
 S&P 500 Index(3)                                           -11.88%         10.70%           13.75%
------------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Index(4)                           8.42%          7.43%            6.81%
------------------------------------------------------------------------------------------------------



* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.


(1) Inception date for the Portfolio is July 1, 1993. The since inception returns for the comparative indices are as of the inception date month end.

(2) The Blended Index consists of 40% Lehman Brothers Aggregate Index and 60% S&P 500 Index.

(3) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(4) The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market--70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

--------------------------------------------------------------------------------

                           TELECOM UTILITY PORTFOLIO
--------------------------------------------------------------------------------


                                   (CLASS A)*

[BAR CHART]

1997                                                                             25.73%
1998                                                                             14.04%
1999                                                                              1.78%
2000                                                                             -9.00%
2001                                                                            -13.76%

During the period shown in the bar chart, the highest return for a quarter was 12.85% (quarter ended 12/31/97) and the lowest return for a quarter was -8.49% (quarter ended 12/31/00). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -2.68%.

--------------------------------------------------------------------------------

         AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE       PAST FIVE        SINCE
          CALENDAR YEAR ENDED DECEMBER 31, 2001)            YEAR           YEARS          INCEPTION(1)
-----------------------------------------------------------------------------------------------------
 Telecom Utility Portfolio Class A(2)                       -13.76%          2.75%            4.11%
-----------------------------------------------------------------------------------------------------
 Blended Index(3)                                           -17.75%          7.98%            8.64%
-----------------------------------------------------------------------------------------------------
 S&P 500 Index(4)                                           -11.88%         10.70%           11.79%
-----------------------------------------------------------------------------------------------------



* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.


(1) Inception date for the Portfolio is June 3, 1996. The since inception returns for the comparative indices are as of the inception date month end.

(2) Prior to July 5, 2000, the Telecom Utility Portfolio was named the Utility Portfolio.

(3) The Blended Index is comprised of 35% S&P Utility Index and 65% S&P Telecommunication Services Index (formerly, the S&P Communications Service Index), on a market capitalization weighted basis. The S&P Utility Index is presently comprised of 40 stocks from the electric and natural gas industries. The S&P Telecommunication Services Index is comprised of the companies listed in the telecommunications sectors of the S&P 400, 500, and 600. Created in July of 1996, the S&P Telecommunication Services Index includes cellular and wireless service providers including pagers, long distance providers and the telephone group companies (local service providers). Index change is a name change; the composition of the index remained substantially consistent.

(4) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                            EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------


                                   (CLASS A)*

[BAR CHART]

1999                                                                              4.16%
2000                                                                             12.22%
2001                                                                             -4.22%

During the period shown in the bar chart, the highest return for a quarter was 6.43% (quarter ended 12/31/00) and the lowest return for a quarter was -7.75% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 3.17%.

--------------------------------------------------------------------------------

           AVERAGE ANNUAL TOTAL RETURNS (AS OF THE            PAST ONE        SINCE
           CALENDAR YEAR ENDED DECEMBER 31, 2001)              YEAR          INCEPTION(1)
----------------------------------------------------------------------------------------
 Equity Income Portfolio Class A                                -4.22%           5.45%
----------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -11.88%          -1.03%
----------------------------------------------------------------------------------------



* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.


(1) Inception date for the Portfolio is December 14, 1998. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                             EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------


                                   (CLASS A)*

[BAR CHART]

1999                                                                             17.14%
2000                                                                             -9.46%
2001                                                                            -12.26%

During the period shown in the bar chart, the highest return for a quarter was 14.57% (quarter ended 12/31/99) and the lowest return for a quarter was -14.73% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 0.10%.

--------------------------------------------------------------------------------

           AVERAGE ANNUAL TOTAL RETURNS (AS OF THE            PAST ONE     SINCE
           CALENDAR YEAR ENDED DECEMBER 31, 2001)              YEAR       INCEPTION(1)
------------------------------------------------------------------------------------
 Equity Index Portfolio Class A                                -12.26%       0.04%
------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -11.88%      -1.03%
------------------------------------------------------------------------------------



* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.


(1) Inception date for the Portfolio is December 14, 1998. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                            GROWTH-INCOME PORTFOLIO
--------------------------------------------------------------------------------


                                   (CLASS A)*

[BAR CHART]

1994                                                                             -2.61%
1995                                                                             34.10%
1996                                                                             24.06%
1997                                                                             33.91%
1998                                                                             30.74%
1999                                                                             30.04%
2000                                                                             -8.34%
2001                                                                            -15.90%

During the period shown in the bar chart, the highest return for a quarter was 28.51% (quarter ended 12/31/98) and the lowest return for a quarter was -19.39% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 1.40%.

--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE   PAST FIVE     SINCE
          CALENDAR YEAR ENDED DECEMBER 31, 2001)             YEAR       YEARS       INCEPTION(1)
----------------------------------------------------------------------------------------------
 Growth-Income Portfolio Class A                             -15.90%     11.91%       13.46%
----------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                            -11.88%     10.70%       13.53%
----------------------------------------------------------------------------------------------



* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.


(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                           FEDERATED VALUE PORTFOLIO
--------------------------------------------------------------------------------


                                   (CLASS A)*

[BAR CHART]

1997                                                                             31.43%
1998                                                                             17.96%
1999                                                                              6.19%
2000                                                                              2.39%
2001                                                                             -2.33%

During the period shown in the bar chart, the highest return for a quarter was 16.10% (quarter ended 12/31/98) and the lowest return for a quarter was -11.49% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 0.86%.

--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE  CALENDAR YEAR    PAST ONE    PAST FIVE     SINCE
ENDED DECEMBER 31, 2001)                                    YEAR        YEARS       INCEPTION(1)
----------------------------------------------------------------------------------------------
 Federated Value Portfolio Class A                           -2.33%      10.49%       10.92%
----------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                           -11.88%      10.70%       11.79%
----------------------------------------------------------------------------------------------



* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.


(1) Inception date for the Portfolio is June 3, 1996. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                         DAVIS VENTURE VALUE PORTFOLIO
--------------------------------------------------------------------------------


                                   (CLASS A)*

[BAR CHART]

1995                                                                             37.45%
1996                                                                             24.76%
1997                                                                             34.32%
1998                                                                             13.73%
1999                                                                             16.11%
2000                                                                              9.47%
2001                                                                            -11.32%

During the period shown in the bar chart, the highest return for a quarter was 21.07% (quarter ended 12/31/98) and the lowest return for a quarter was -14.87% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -0.47%.
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER   PAST ONE    PAST FIVE       SINCE
31, 2001)                                                                YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------------------
 Davis Venture Value Portfolio Class A(2)                               -11.32%      11.48%         16.14%
------------------------------------------------------------------------------------------------------------
 S&P 500 Index(3)                                                       -11.88%      10.70%         15.16%
------------------------------------------------------------------------------------------------------------



* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that the Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.


(1) Inception date for the Portfolio is October 28, 1994. The since inception return for the comparative index is as of the inception date month end.

(2) Prior to April 10, 2000, the Davis Venture Value Portfolio was named the Venture Value Portfolio.

(3) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                        "DOGS" OF WALL STREET PORTFOLIO
--------------------------------------------------------------------------------


                                   (CLASS A)*

[BAR CHART]

1999                                                                             -7.08%
2000                                                                              2.94%
2001                                                                              7.91%

During the period shown in the bar chart, the highest return for a quarter was 15.56% (quarter ended 06/30/99) and the lowest return for a quarter was -9.92% (quarter ended 09/30/99). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 6.95%.

--------------------------------------------------------------------------------

           AVERAGE ANNUAL TOTAL RETURNS (AS OF THE            PAST ONE     SINCE
           CALENDAR YEAR ENDED DECEMBER 31, 2001)              YEAR       INCEPTION(1)
------------------------------------------------------------------------------------
 "Dogs" of Wall Street Portfolio Class A                         7.91%       0.69%
------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -11.88%       2.42%
------------------------------------------------------------------------------------



* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.


(1) Inception date for the Portfolio is April 1, 1998. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those of smaller companies.

--------------------------------------------------------------------------------

                           ALLIANCE GROWTH PORTFOLIO
--------------------------------------------------------------------------------


                                   (CLASS A)*

[BAR CHART]

1994                                                                             -2.16%
1995                                                                             43.79%
1996                                                                             29.11%
1997                                                                             31.43%
1998                                                                             52.23%
1999                                                                             33.07%
2000                                                                            -19.47%
2001                                                                            -14.00%

During the period shown in the bar chart, the highest return for a quarter was 32.57% (quarter ended 12/31/98) and the lowest return for a quarter was -16.67% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -4.85%.
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31,   PAST ONE   PAST FIVE       SINCE
2001)                                                                        YEAR       YEARS      INCEPTION(1)
---------------------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio Class A                                          -14.00%     13.02%         15.98%
---------------------------------------------------------------------------------------------------------------
 Russell 1000 Growth Index(2)                                               -20.42%      8.27%         12.02%
---------------------------------------------------------------------------------------------------------------



* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.


(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

--------------------------------------------------------------------------------

                        GOLDMAN SACHS RESEARCH PORTFOLIO
--------------------------------------------------------------------------------


                                   (CLASS A)*


[BAR CHART]

2001                                                                            -25.20%

During the period shown in the bar chart, the highest return for a quarter was 13.35% (quarter ended 12/31/01) and the lowest return for a quarter was -23.15% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -6.16%.
--------------------------------------------------------------------------------


                                                                                 PAST ONE        SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2001)     YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------------------------
 Goldman Sachs Research Portfolio Class A                                         -25.20%        -18.83%
----------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                                                 -11.88%        -13.27%
----------------------------------------------------------------------------------------------------------



* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.


(1) Inception date for the Portfolio is July 5, 2000. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                        MFS GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------


                                   (CLASS A)*

[BAR CHART]

1994                                                                             -8.01%
1995                                                                             32.10%
1996                                                                             15.99%
1997                                                                             23.22%
1998                                                                             29.28%
1999                                                                              5.93%
2000                                                                             -0.32%
2001                                                                            -16.04%

During the period shown in the bar chart, the highest return for a quarter was 22.03% (quarter ended 12/31/98) and the lowest return for a quarter was -13.31% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 0.64%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31,   PAST ONE   PAST FIVE        SINCE
2001)                                                                        YEAR       YEARS      INCEPTION(1)
----------------------------------------------------------------------------------------------------------------
 MFS Growth and Income Portfolio(2)                                         -16.04%      7.15%          9.27%
----------------------------------------------------------------------------------------------------------------
 S&P 500 Index(3)                                                           -11.88%     10.70%         13.53%
----------------------------------------------------------------------------------------------------------------


* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.


(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) Prior to January 1, 1999 the MFS Growth and Income Portfolio was named the Growth Phoenix Investment Counsel Portfolio.

(3) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                            PUTNAM GROWTH PORTFOLIO
--------------------------------------------------------------------------------


                                   (CLASS A)*

[BAR CHART]

1994                                                                             -1.57%
1995                                                                             24.75%
1996                                                                             20.37%
1997                                                                             32.48%
1998                                                                             34.76%
1999                                                                             29.71%
2000                                                                            -18.06%
2001                                                                            -24.16%

During the period shown in the bar chart, the highest return for a quarter was 25.28% (quarter ended 12/31/98) and the lowest return for a quarter was -19.65% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -3.45%.
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER   PAST ONE    PAST FIVE       SINCE
31, 2001)                                                                YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------------------
 Putnam Growth Portfolio Class A(2)                                     -24.16%       7.55%         9.19%
------------------------------------------------------------------------------------------------------------
 S&P 500 Index(3)                                                       -11.88%      10.70%        13.53%
------------------------------------------------------------------------------------------------------------
 Russell 1000(R) Growth Index(4)                                        -20.42%       8.27%        12.02%
------------------------------------------------------------------------------------------------------------



* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.


(1) Inception date for the Portfolio is February 9, 1993. The since inception returns for the comparative indices are as of the inception date month end.

(2) Prior to April 7, 1997, the Putnam Growth Portfolio was known as the Provident Growth Portfolio, managed by Provident Investment Counsel.

(3) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.


(4) The Russell 1000(R) Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

--------------------------------------------------------------------------------

                           BLUE CHIP GROWTH PORTFOLIO
--------------------------------------------------------------------------------


                                   (CLASS A)*


[BAR CHART]

2001                                                                            -20.87%

During the period shown in the bar chart, the highest return for a quarter was 12.86% (quarter ended 12/31/01) and the lowest return for a quarter was -19.10% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -3.34%.
--------------------------------------------------------------------------------


                                                                                 PAST ONE        SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2001)     YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------------------------
 Blue Chip Growth Portfolio Class A                                               -20.87%        -21.99%
----------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                                                 -11.88%        -13.27%
----------------------------------------------------------------------------------------------------------



* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.


(1) Inception date for the Portfolio is July 5, 2000. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                             REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------


                                   (CLASS A)*


[BAR CHART]

1998                                                                            -14.11%
1999                                                                             -7.42%
2000                                                                             23.80%
2001                                                                              6.00%

During the period shown in the bar chart, the highest return for a quarter was 11.98% (quarter ended 06/30/99) and the lowest return for a quarter was -11.07% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 7.49%.
--------------------------------------------------------------------------------


                                                                                 PAST ONE        SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2001)     YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------------------------
 Real Estate Portfolio Class A                                                     6.00%          4.35%
----------------------------------------------------------------------------------------------------------
 Morgan Stanley REIT Index(2)                                                     12.83%          6.68%
----------------------------------------------------------------------------------------------------------



* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.


(1) Inception date for the Portfolio is June 2, 1997. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Real Estate Investment Trust (REIT) Index is a capitalization-weighted index with dividends reinvested of mostly actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.

--------------------------------------------------------------------------------

                         SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------


                                   (CLASS A)*

[BAR CHART]

1999                                                                              6.15%
2000                                                                             17.04%
2001                                                                              4.50%

During the period shown in the bar chart, the highest return for a quarter was 19.24% (quarter ended 06/30/99) and the lowest return for a quarter was -16.96% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 9.51%.
--------------------------------------------------------------------------------


                                                                                 PAST ONE       SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2001)     YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------------------------
 Small Company Value Portfolio Class A                                             4.50%        10.53%
---------------------------------------------------------------------------------------------------------
 Russell 2000(R) Value Index(2)                                                   14.02%        11.32%
---------------------------------------------------------------------------------------------------------



* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.


(1) Inception date for the Portfolio is December 14, 1998. The since inception return for the comparative index is as of the inception date month end.


(2) The Russell 2000(R) Value Index measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values.

--------------------------------------------------------------------------------

                          MFS MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------


                                   (CLASS A)*


[BAR CHART]

2000                                                                              9.61%
2001                                                                            -22.62%

During the period shown in the bar chart, the highest return for a quarter was 26.80% (quarter ended 12/31/01) and the lowest return for a quarter was -35.89% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -7.85%.
--------------------------------------------------------------------------------


                                                                                 PAST ONE       SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2001)     YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------------------------
 MFS Mid-Cap Growth Portfolio Class A                                            -22.62%        12.99%
---------------------------------------------------------------------------------------------------------
 Russell 2000(R) Index(2)                                                          2.49%         9.20%
---------------------------------------------------------------------------------------------------------



* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.


(1) Inception date for the Portfolio is April 1, 1999. The inception return for the comparative index is as of the inception date month end.

(2) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------


                                   (CLASS A)*

[BAR CHART]

1997                                                                             12.35%
1998                                                                             17.43%
1999                                                                             84.66%
2000                                                                            -15.25%
2001                                                                            -31.70%

During the period shown in the bar chart, the highest return for a quarter was 53.68% (quarter ended 12/31/99) and the lowest return for a quarter was -27.42% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -1.88%.
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER   PAST ONE    PAST FIVE       SINCE
31, 2001)                                                                YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------------------
 Aggressive Growth Portfolio Class A                                    -31.70%      7.12%          7.34%
------------------------------------------------------------------------------------------------------------
 Russell 2000(R) Index(2)                                                 2.49%      7.52%          6.94%
------------------------------------------------------------------------------------------------------------



*




   Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.


(1)Inception date for the Portfolio is June 3, 1996. The since inception return for the comparative index is as of the inception date month end.

(2)The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

--------------------------------------------------------------------------------

                         GROWTH OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------


                                   (CLASS A)*

[BAR CHART]

2001                                                                            -33.17%

During the period shown in the bar chart, the highest return for a quarter was 18.49% (quarter ended 12/31/01) and the lowest return for a quarter was -25.14% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -2.37%.
--------------------------------------------------------------------------------


                                                                                 PAST ONE        SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2001)     YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------------------------
 Growth Opportunities Portfolio Class A                                           -33.17%        -29.59%
----------------------------------------------------------------------------------------------------------
 S&P Mid Cap 400 Index(2)                                                          -0.61%        -13.27%
----------------------------------------------------------------------------------------------------------



* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.


(1)Inception date for the Portfolio is July 5, 2000. The since inception return for the comparative index is as of the inception date month end.


(2)The S&P Mid Cap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is also a market-value weighted index.

--------------------------------------------------------------------------------

                            MARSICO GROWTH PORTFOLIO
--------------------------------------------------------------------------------


                                   (CLASS A)*


[BAR CHART]

2001                                                                            -13.53%

During the period shown in the bar chart, the highest return for a quarter was 10.85% (quarter ended 12/31/01) and the lowest return for a quarter was -14.66% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 5.10%.
--------------------------------------------------------------------------------


                                                                                 PAST ONE        SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2001)     YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------------------------
 Marsico Growth Portfolio Class A                                                 -13.53%        -13.47%
----------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                                                 -11.88%        -11.88%
----------------------------------------------------------------------------------------------------------



* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.


(1) Inception date for the Portfolio is December 29, 2000. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                              TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------


                                   (CLASS A)*


[BAR CHART]

2001                                                                            -47.63%

During the period shown in the bar chart, the highest return for a quarter was 40.64% (quarter ended 12/31/01) and the lowest return for a quarter was -45.25% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -10.48%.
--------------------------------------------------------------------------------


                                                                                 PAST ONE        SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2001)     YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------------------------
 Technology Portfolio Class A                                                     -47.63%        -50.27%
----------------------------------------------------------------------------------------------------------
 Nasdaq Composite Index(2)                                                        -21.05%        -37.11%
----------------------------------------------------------------------------------------------------------



* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.


(1) Inception date for the Portfolio is July 5, 2000. The since inception return for the comparative index is as of the inception date month end.

(2) The Nasdaq Composite Index includes over 4,000 companies and measures all Nasdaq domestic and international based common type stocks on The Nasdaq Stock Market.

--------------------------------------------------------------------------------

                   INTERNATIONAL GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------


                                   (CLASS A)*


[BAR CHART]

1998                                                                             10.83%
1999                                                                             24.18%
2000                                                                              1.16%
2001                                                                            -22.24%

During the period shown in the bar chart, the highest return for a quarter was 16.93% (quarter ended 12/31/98) and the lowest return for a quarter was -17.57% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 1.48%.
--------------------------------------------------------------------------------


                                                                                 PAST ONE       SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2001)     YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------------------------
 International Growth and Income Portfolio Class A                                -22.24%        3.12%
---------------------------------------------------------------------------------------------------------
 MSCI EAFE Index(2)                                                               -21.44%       -0.17%
---------------------------------------------------------------------------------------------------------



* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.


(1) Inception date for the Portfolio is June 2, 1997. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index represents the foreign stocks of 20 countries in Europe, Australia and the Far East.

--------------------------------------------------------------------------------

                           GLOBAL EQUITIES PORTFOLIO
--------------------------------------------------------------------------------


                                   (CLASS A)*

[BAR CHART]

1994                                                                             -0.30%
1995                                                                             19.16%
1996                                                                             14.18%
1997                                                                             15.06%
1998                                                                             22.86%
1999                                                                             30.94%
2000                                                                            -17.26%
2001                                                                            -18.11%

During the period shown in the bar chart, the highest return for a quarter was 25.50% (quarter ended 12/31/98) and the lowest return for a quarter was -18.20% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -1.88%.
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31,   PAST ONE    PAST FIVE       SINCE
2001)                                                                        YEAR        YEARS      INCEPTION(1)
----------------------------------------------------------------------------------------------------------------
 Global Equities Portfolio Class A                                          -18.11%      4.63%          8.10%
----------------------------------------------------------------------------------------------------------------
 MSCI World Index(2)                                                        -16.82%      5.37%          9.50%
----------------------------------------------------------------------------------------------------------------



* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.


(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) World Index measures the performance of companies representative of the market structure of 22 developed market countries in North America, Europe and Asia/Pacific regions.

--------------------------------------------------------------------------------

                  INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
--------------------------------------------------------------------------------


                                   (CLASS A)*


[BAR CHART]

1995                                                                             10.34%
1996                                                                              9.13%
1997                                                                              6.37%
1998                                                                             18.53%
1999                                                                             24.59%
2000                                                                            -18.32%
2001                                                                            -24.02%

During the period shown in the bar chart, the highest return for a quarter was 17.56% (quarter ended 12/31/99) and the lowest return for a quarter was -13.89% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -0.92%.
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER   PAST ONE    PAST FIVE       SINCE
31, 2001)                                                                YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------------------
 International Diversified Equities Portfolio Class A                   -24.02%      -0.51%         1.79%
------------------------------------------------------------------------------------------------------------
 MSCI EAFE Index(2)                                                     -21.44%       0.89%         2.35%
------------------------------------------------------------------------------------------------------------



* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.


(1) Inception date for the Portfolio is October 28, 1994. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index represents the foreign stocks of 20 countries in Europe, Australia and the Far East.

--------------------------------------------------------------------------------

                           EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------


                                   (CLASS A)*

[BAR CHART]

1998                                                                            -24.27%
1999                                                                             77.45%
2000                                                                            -36.38%
2001                                                                             -1.76%

During the period shown in the bar chart, the highest return for a quarter was 38.80% (quarter ended 12/31/99) and the lowest return for a quarter was -22.17% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 11.95%.
--------------------------------------------------------------------------------


                                                                                 PAST ONE          SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2001)     YEAR         INCEPTION(1)
------------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio Class A                                                -1.76%           -7.47%
------------------------------------------------------------------------------------------------------------
 MSCI Emerging Markets Free Index(2)                                               -2.37%           -8.49%
------------------------------------------------------------------------------------------------------------



* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.


(1) Inception date for the Portfolio is June 2, 1997. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) Emerging Markets--Free Index measures the performance of companies representative of the market structure of 25 emerging market countries in Europe, Latin America, and the Pacific basin. The MSCI Emerging Markets Free Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------


Class B shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") of Anchor National Life Insurance Company and First SunAmerica Life Insurance Company (collectively the "Life Companies"), each of which is affiliated with the Trust's investment adviser and manager, SunAmerica Asset Management Corp. ("SAAMCo"). All shares of the Trust are owned by "Separate Accounts" of the Life Companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the Life Companies. Class B shares of the Portfolios, which are issued only in connection with certain Variable Contracts, are offered through this prospectus. Class A shares are offered through a separate prospectus.



You should be aware that the contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.



The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through various life insurance companies. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.



SERVICE FEES



Class B shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of 0.15% of the average daily net assets of such Class B shares. The service fees will be used to compensate the Life Companies for costs associated with the servicing of Class B shares, including the cost of reimbursing the Life Companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolios' Class B shares. Because these service fees are paid out of each Portfolio's Class B assets on an ongoing basis, over time these fees will increase the cost of your investment and affect your return and may cost you more than paying other types of sales charges.


TRANSACTION POLICIES


VALUATION OF SHARES. The net asset value per share ("NAV") for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market. All other securities and assets are valued at "fair value" following procedures approved by the Trustees.



Because Class B shares are subject to service fees, while Class A shares are not, the net asset value per share of the Class B shares will generally be lower than the net asset value per share of the Class A shares of each Portfolio.


Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class B shares are subject to service fees pursuant to a 12b-1 plan.



EXECUTION OF REQUESTS. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.


During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES


DISTRIBUTIONS. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.



DISTRIBUTION REINVESTMENT. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.



The per share dividends on Class B shares will generally be lower than the per share dividends on Class A shares of the same Portfolio as a result of the fact that Class B shares are subject to service fees, while Class A shares are not.



TAXABILITY OF A PORTFOLIO. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

    ADDITIONAL INFORMATION ABOUT THE "DOGS" OF WALL STREET AND GOLDMAN SACHS
                              RESEARCH PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGY FOR THE "DOGS" OF WALL STREET PORTFOLIO

The "DOGS" OF WALL STREET PORTFOLIO employs a passively managed "buy and hold" strategy that annually selects the following 30 stocks: (1) the 10 highest yielding common stocks in the Dow Jones Industrial Average and (2) the 20 other highest yielding stocks of the 400 largest industrial companies in the U.S. markets that have capitalizations of at least $1 billion and have received one of the two highest rankings from an independently published common stock ranking service on the basis of growth and stability of earnings and dividends. The stocks in the Portfolio will not change over the course of the year, even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. The annual selection of the thirty stocks that meet these criteria takes place no later than January 15th, on the basis of information as of the preceding December 31st. Immediately after the Portfolio buys and sells stocks, it will hold an equal value of each of the thirty stocks. In other words, the Portfolio will invest 1/30 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Portfolio, the Adviser invests the additional funds in the selected stocks based on each stock's respective percentage of the Portfolio's assets. Due to purchases and redemptions of Portfolio shares during the year and changes in the market value of the stocks held by the Portfolio, it is likely that the weightings of the stocks in the Portfolio will fluctuate throughout the course of the year. This may result in the Portfolio investing more than 25% of its assets in the securities of issuers in the same industry, to the extent such investments are selected according to the Portfolio's stock selection criteria.

INVESTMENT STRATEGY FOR THE GOLDMAN SACHS RESEARCH PORTFOLIO


Under normal circumstances, the Goldman Sachs Research Portfolio will only purchase equity securities that are included in the U.S. Select List (as described below) and will sell securities that have been removed from the U.S. Select List. Notification of changes to the U.S. Select List is made to clients of Goldman, Sachs & Co. and to the portfolio management team of the Goldman Sachs Research Portfolio at the same time. The Portfolio will generally purchase a security that has been added to, or sell a security that has been removed from, the U.S. Select List at some point after publication of that change, at the discretion of the Subadviser. The Subadviser expects the performance of the Goldman Sachs Research Portfolio to be driven by sector and/or security selection of the U.S. Select List. In addition, the Subadviser may at times purchase supplemental securities that are not included on the U.S. Select List.



Goldman Sachs has achieved worldwide recognition for its value-added research products. The U.S. Select List was introduced on September 9, 1998 and comprises approximately 25 to 35 equity securities that the Goldman Sachs U.S. Stock Selection Committee expects, as a portfolio, to outperform its benchmark S&P 500 Index over the next 12 to 18 months. The U.S. Stock Selection Committee currently comprises ten senior professionals, including the head of Global Investment Research and the Director of U.S. Investment Research, as well as a senior market strategist, economist, and sector specialists. The list is consistent with overall investment policy and emphasizes strategically favored economic sectors. The U.S. Select List is updated on a regular basis.


The U.S. Select List is not compiled with any particular client or product in mind and is not (and will not be) compiled with the Goldman Sachs Research Portfolio in mind. The performance of the U.S. Select List cannot be used to predict the performance of the Goldman Sachs Research Portfolio, an actively managed mutual fund. The performance of the Goldman Sachs Research Portfolio may differ from that of the published U.S. Select List, for a variety of reasons, including transaction costs, time delay between when a stock is added or removed from the list and when it is bought or sold for the Goldman Sachs Research Portfolio; modification in the stock weights in order to control risk; and the Goldman Sachs Research

Portfolio's investments in cash equivalents, options and other securities and instruments that are not included in the U.S. Select List.

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the charts beginning on page 3. The charts below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.



-----------------------------------------------------------------------------------------------------------------------------
                                                   FIXED INCOME PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------------
                              CASH                                                     HIGH-YIELD        WORLDWIDE HIGH
                           MANAGEMENT        CORPORATE BOND       GLOBAL BOND             BOND               INCOME
-----------------------------------------------------------------------------------------------------------------------------
  What are the         - Fixed income      - Fixed income      - Fixed income      - Fixed income      - Foreign
  Portfolio's           securities:        securities:         securities:         securities:         securities:
  principal              - U.S. treasury     - corporate         - U.S. and          - junk bonds        - emerging
  investments?         bills               bonds               non-U.S.              - convertible     market government
                         - agency            - investment          government      bonds               securities
                       discount notes      grade fixed income   securities           - preferred         - emerging
                         - commercial      securities            - investment      stocks              market corporate
                       paper                 - junk bonds      grade corporate       - zero coupon         debt
                         - corporate debt    - U.S.                bonds           and deferred            instruments
                           instruments     government            - mortgage and        interest bonds    - Eurobonds
                       - Short-term          securities          asset-backed                            - Brady bonds
                         investments                             securities                            - Junk bonds
                                                               - Short-term
                                                                 investments
                                                               - Currency
                                                                 transactions
                                                               - Foreign
                                                                 securities
-----------------------------------------------------------------------------------------------------------------------------
  In what other types  N/A                 - Fixed income      - Options and       - Equity            - Currency
  of investments may                         securities:         futures           securities:             transactions
  the Portfolio                              - preferred       - Forward             - convertible     - Illiquid
  significantly                            stocks                  commitments       securities        securities (up to
  invest?                                    - zero coupon,    - Mortgage,           - warrants        15%)
                                            deferred interest    interest-rate     - Fixed income      - Borrowing for
                                             and PIK bonds       and total return    securities:         temporary or
                                            (up to 35%)          swaps               - U.S.                emergency
                                           - Foreign           - Hybrid            government            purposes
                                           securities            instruments         securities         (up to 33 1/3%)
                                           - When-issued and   - Deferred            - investment
                                               delayed         interest bonds      grade bonds
                                               delivery        - Inverse floaters  - Foreign
                                             transactions      - Illiquid          securities
                                           - Illiquid          securities (up to   - PIK bonds
                                           securities (up to     15%)              - Short-term
                                           15%)                - Pass-through        investments
                                           - Pass-through        securities        - Short sale risks
                                             securities        - Borrowing for
                                           - Convertible         temporary or
                                             securities          emergency
                                                                 purposes
                                                                (up to 33 1/3%)
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                   FIXED INCOME PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------------
                              CASH                                                     HIGH-YIELD        WORLDWIDE HIGH
                           MANAGEMENT        CORPORATE BOND       GLOBAL BOND             BOND               INCOME
-----------------------------------------------------------------------------------------------------------------------------
  What other types of  N/A                 - Short-term        - Mortgage dollar   - Borrowing for     - Hybrid
  investments may the                        investments         rolls               temporary or        instruments
  Portfolio use as                         - Defensive         - Zero coupon,        emergency         - Options and
  part of efficient                          investments         deferred            purposes            Futures
  portfolio                                - Options and         interest and PIK    (up to 33 1/3%)   - Forward
  management or to                           futures             bonds             - Illiquid          commitments
  enhance return?                          (up to 10%)         - Firm commitments  securities
                                           - Borrowing for     and when-issued or    (up to 15%)
                                             temporary or        delayed --        - Loan
                                             emergency           delivery            participations
                                             purposes            transactions      - Short sales
                                           (up to 33 1/3%)     - Forward           - Rights
                                           - Securities        commitments
                                           lending             - Loan
                                             (up to 33 1/3%)     participations
                                                               - Securities
                                                               lending (up to
                                                               33 1/3%)
                                                               - Interest rate
                                                                 swaps, caps,
                                                                 floors and
                                                                 collars
-----------------------------------------------------------------------------------------------------------------------------
  What risks normally  - Interest rate     - Credit quality    - Interest rate     - Credit quality    - Foreign exposure
  affect the            fluctuations       - Interest rate       fluctuations      - Interest rate     - Emerging markets
  Portfolio?           - Securities          fluctuations      - Credit quality    fluctuations        - Credit quality
                         selection         - Market            - Currency          - Securities        - Interest rate
                                            volatility         volatility           selection          fluctuations
                                           - Small and medium  - Derivatives       - Market            - Illiquidity
                                           sized companies     - Market              volatility        - Securities
                                           - Securities         volatility                             selection
                                             selection         - Non-diversified                       - Market
                                                               status                                   volatility
                                                               - Foreign exposure                      - Currency
                                                               - Hedging                               volatility
                                                               - Securities                            - Derivatives
                                                                 selection                             - Non-diversified
                                                                                                        status
-----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                          BALANCED OR ASSET ALLOCATION PORTFOLIOS
--------------------------------------------------------------------------------------------
                                      SUNAMERICA
                                       BALANCED        MFS TOTAL RETURN    ASSET ALLOCATION
--------------------------------------------------------------------------------------------
 What are the Portfolio's         - Equity            - Equity            - Equity
 principal investments?           securities:         securities (at      securities:
                                    - common stocks   least 40%, but not    - common stocks
                                  - Fixed income        more than 75%):     - convertible
                                  securities:           - common stocks   securities
                                    - U.S.              - convertible       - warrants
                                  government          securities            - rights
                                  securities            - rights          - Fixed income
                                    - corporate debt  - Fixed income      securities:
                                  instruments         securities (at        - U.S.
                                                      least 25%):         government
                                                        - U.S.            securities
                                                      government            - investment
                                                      securities          grade corporate
                                                        - pass-through    bonds
                                                      securities            - preferred
                                                        - corporate debt  stocks
                                                      instruments           - junk bonds (up
                                                        - preferred       to 25% of fixed
                                                      stocks                  income
                                                                              investments)
                                                                            - senior
                                                                          securities
                                                                            - pass-through
                                                                          securities
                                                                          - REITs
                                                                          - Registered
                                                                          investment
                                                                          companies
                                                                          - Foreign
                                                                          securities
                                                                          - Hybrid
                                                                          instruments
                                                                          - Illiquid
                                                                          securities (up to
                                                                          15%)
--------------------------------------------------------------------------------------------
 In what other types of           - Equity            - Foreign           - Equity
 investments may the Portfolio    securities:         securities (up to   securities:
 significantly invest?              - small-cap       20%):                 - small-cap
                                  stocks (up to 20%)    - Brady bonds     stocks
                                  - Short-term          - depositary        - convertible
                                  investments         receipts            securities
                                   (up to 10%)          - fixed income    - Foreign
                                  - Defensive         securities (U.S.    securities:
                                  investments         dollar                - ADRs, GDRs and
                                  - Foreign           denominated)        EDRs
                                  securities          - Junk bonds (up      - emerging
                                  - Illiquid          to 20%)             markets
                                    securities (up    - Securities        - Equity swaps
                                    to 15%)           lending (up to      - Hybrid
                                                      33 1/3%)            instruments
                                                      - Emerging markets  - Currency
                                                                          transactions
                                                                          - Futures
                                                                          - Forward
                                                                          commitments
                                                                          - Mortgage dollar
                                                                          rolls
                                                                          - Deferred
                                                                          interest bonds
--------------------------------------------------------------------------------------------
 What other types of investments  - Options and       - Municipal bonds
 may the Portfolio use as part    futures             - Warrants
 of efficient portfolio           - Currency          - Zero-coupon,
 management or to enhance         transactions        deferred interest
 return?                          - Borrowing for     and PIK bonds
                                  temporary or          when-issued and
                                    emergency         delayed-delivery
                                    purposes (up to   transactions
                                    33 1/3%)          - Hybrid
                                  - Securities        instruments
                                  lending (up to      - Inverse floaters
                                  33 1/3%)            - Options and
                                                      futures
                                                      - Currency
                                                      transactions
                                                      - Forward
                                                      commitments
                                                      - Registered
                                                      investment
                                                      companies
                                                      - Short-term
                                                      investments
                                                      - Loan
                                                      participations
                                                      - Equity swaps
--------------------------------------------------------------------------------------------
 What risks normally affect the   - Market            - Securities        - Market
 Portfolio?                       volatility          selection           volatility
                                  - Interest rate     - Market            - Securities
                                  fluctuations        volatility          selection
                                  - Credit quality    - Foreign exposure  - Interest rate
                                  - Currency          - Interest rate     fluctuations
                                  volatility          fluctuations        - Credit quality
                                  - Foreign exposure  - Credit quality    - Currency
                                  - Derivatives       - Active trading    volatility
                                  - Hedging           - Prepayment        - Foreign exposure
                                                                          - Derivatives
                                                                          - Hedging
                                                                          - Growth stocks
--------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                    EQUITY PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------

                        TELECOM UTILITY      EQUITY INCOME        EQUITY INDEX       GROWTH-INCOME      FEDERATED VALUE
-------------------------------------------------------------------------------------------------------------------------
  What are the         - Equity            - Equity            - Equity            - Equity            - Equity
  Portfolio's          securities:         securities:         securities:         securities:         securities:
  principal              - mid-cap stocks    - common stocks     - common stocks     - large-cap         - large-cap
  investments?           - large-cap                                               stocks              stocks
                       stocks                                                        - mid-cap stocks
                         - small-cap
                       stocks
                         - convertible
                       securities
                       - REITs
-------------------------------------------------------------------------------------------------------------------------
  In what other types  - Fixed income      - Equity            N/A                 - Foreign           - Equity
  of investments may    securities:        securities:                             securities          securities:
  the Portfolio          - corporate         - convertible                          (up to 25%)          - mid-cap stocks
  significantly        bonds               securities                                                  - Foreign
  invest?                - investment      - Fixed income                                              securities:
                       grade fixed income   securities:                                                  - ADRs
                        securities           - U.S.
                         - preferred       government
                       stocks              securities
                                             - preferred
                                           stocks
                                           - Foreign
                                           securities
                                            (up to 25%)
-------------------------------------------------------------------------------------------------------------------------
  What other types of  - Short-term        - Short-term        - Short-term        - Short-term        - Short-term
  investments may the    investments         investments         investments         investments         investments
  Portfolio use as     - Defensive         - Defensive         - Defensive         - Defensive         - Defensive
  part of efficient      investments         investments         investments         investments         investments
  portfolio            - Options and       - Options and       - Options and       - Borrowing for     - Options and
  management or to       futures             futures             futures             temporary or        futures
  enhance return?      - Borrowing for     - Borrowing for      (up to 10%)          emergency         - Borrowing for
                         temporary or        temporary or      - Borrowing for       purposes            temporary or
                         emergency           emergency           temporary or       (up to 33 1/3%)      emergency
                         purposes (up to     purposes            emergency         - Options and         purposes
                         33 1/3%)           (up to 33 1/3%)      purposes            futures            (up to 33 1/3%)
                       - Securities        - Securities         (up to 33 1/3%)                        - Securities
                       lending             lending             - Securities                            lending
                        (up to 33 1/3%)     (up to 33 1/3%)    lending                                  (up to 33 1/3%)
                                           - Illiquid           (up to 33 1/3%)
                                           securities          - Illiquid
                                            (up to 15%)        securities
                                           - Forward            (up to 15%)
                                             commitments       - Small-cap stocks
                                           - Registered        - Registered
                                             investment          investment
                                             companies           companies
                                           - Firm commitments  - Firm commitments
                                           - When issued and   - When issued and
                                             delayed-delivery    delayed-delivery
                                             transactions        transactions
                                           - Junk bonds
-------------------------------------------------------------------------------------------------------------------------
  What risks normally  - Market            - Market            - Market            - Market            - Market
  affect the           volatility          volatility          volatility          volatility          volatility
  Portfolio?           - Utility industry  - Securities        -                   - Securities        - Securities
                                           selection           Passively-managed   selection           selection
                                           - Active trading      strategy          - Active trading
                                                               - Active trading    - Growth stocks
-------------------------------------------------------------------------------------------------------------------------

---------------------  ----------------------
                         EQUITY PORTFOLIOS
---------------------  ----------------------
                         DAVIS VENTURE
                             VALUE
---------------------  ----------------------
  What are the         - Equity
  Portfolio's          securities:
  principal              - large-cap
  investments?         stocks
-------------------------------------------------
  In what other types  - Mid-cap stocks
  of investments may   - Foreign
  the Portfolio        securities
  significantly
  invest?
------------------------------------------------------
  What other types of  - Short-term
  investments may the    investments
  Portfolio use as     - Defensive
  part of efficient      investments
  portfolio            - U.S. government
  management or to       securities
  enhance return?
-----------------------------------------------------------
  What risks normally  - Market
  affect the           volatility
  Portfolio?           - Securities
                       selection
----------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                     EQUITY PORTFOLIOS
---------------------------------------------------------------------------------------------------------------------------
                       "DOGS" OF WALL                          GOLDMAN SACHS       MFS GROWTH AND
                           STREET         ALLIANCE GROWTH         RESEARCH             INCOME          MARSICO GROWTH
---------------------------------------------------------------------------------------------------------------------------
 What are the        - Equity            - Equity            - Equity            - Equity            - Equity
 Portfolio's         securities:         securities:         securities:         securities          securities:
 principal             - large-cap         - large-cap         - common stocks    (at least 65%):      - large-cap
 investments?            stocks              stocks            - warrants          - common stocks   stocks
                                                               - rights            - convertible
                                                               - convertible      securities
                                                             securities          - Fixed income
                                                             - Equity swaps        securities:
                                                              (up to 15%)          - preferred
                                                             - Preferred stocks  stocks
                                                                                 - Foreign
                                                                                 securities:
                                                                                   - depositary
                                                                                 receipts
---------------------------------------------------------------------------------------------------------------------------
 In what other       N/A                 - Foreign           - Small-cap stocks  - Foreign           - Foreign
 types of                                securities          - Currency          securities          securities
 investments may                          (up to 25%)        transactions         (up to 20%)         (up to 25%)
 the Portfolio                                               - Futures           - Securities        - Fixed income
 significantly                                               - Equity            lending              securities:
 invest?                                                     securities of        (up to 33 1/3%)      - U.S.
                                                               foreign issuers                       government
                                                             - Hybrid                                securities
                                                             instruments                               - preferred
                                                              (up to 15%);                           stocks
                                                               - structured                            - junk bonds
                                                             securities                               (up to 10%)
                                                               - SPDRs (up to                          - investment
                                                             10%)                                    grade fixed income
                                                             - Other registered                          securities
                                                                 investment                            - zero-coupon,
                                                                 companies (up                        deferred interest
                                                                 to 10% and                           and PIK bonds
                                                             including                               - Convertible
                                                             exchange-traded                         securities
                                                             funds)                                  - Warrants
                                                             - REITs                                 - Forward
                                                             - U.S. government                       commitment
                                                             securities                                agreements
                                                             - Corporate debt                        - When-issued and
                                                               instruments                             delayed-delivery
                                                             - Short-term                              transactions
                                                               investments
---------------------------------------------------------------------------------------------------------------------------
 What other types    - Short-term        - Short-term        - Options           - Warrants          - Short-term
 of investments      investments         investments         - Currency          - Zero-coupon,      investments
 may the Portfolio   - Defensive         - Defensive         transactions        deferred interest   - Defensive
 use as part of      investments         investments         - Forward           and PIK bonds       instruments
 efficient           - Borrowing for     - Borrowing for     commitments         - Short sales       - Options and
 portfolio            temporary or        temporary or       - When-issued and   - when issued and   futures
 management or to      emergency           emergency           delayed delivery    delayed-delivery  - Borrowing for
 enhance return?       purposes            purposes          - Borrowing for       transactions        temporary or
                      (up to 33 1/3%)     (up to 33 1/3%)      temporary or      - Futures             emergency
                     - Options and       - Options and         emergency         - Currency            purposes
                       futures             futures             purposes (up to   transactions         (up to 33 1/3%)
                                                             33 1/3%)            - Forward           - Illiquid
                                                             - Short sales       commitments         securities
                                                              (up to 25% and     - Registered         (up to 15%)
                                                             only "against the   investment          - Currency
                                                               box")               companies         transactions
                                                             - Securities        - Short-term
                                                             lending             investments
                                                              (up to 33 1/3%)    - Rights
                                                             - Repurchase        - Emerging markets
                                                             agreements
---------------------------------------------------------------------------------------------------------------------------
 What risks          - Market            - Market            - Market            - Market            - Market
 normally affect     volatility          volatility          volatility          volatility          volatility
 the Portfolio?      - Securities        - Securities        - Securities        - Securities        - Securities
                     selection           selection           selection           selection           selection
                     - Non-diversified   - Active trading    - Credit quality    - Medium sized      - Non-diversified
                     status              - Growth stocks     - Derivatives       companies           status
                     - Illiquidity                           - Illiquidity       - Growth stocks     - Foreign exposure
                     - Passively                             - Interest rate                         - Technology
                     managed strategy                        fluctuation                             sector
                                                             - Small companies                       - Growth stocks
                                                             - Real estate
                                                             industry
                                                             - Foreign exposure
                                                             - Unseasoned
                                                             companies
                                                             - Growth stocks
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                  EQUITY PORTFOLIOS
---------------------------------------------------------------------------------------------------------------------
                                                                                                SMALL COMPANY
                           PUTNAM GROWTH        BLUE CHIP GROWTH          REAL ESTATE               VALUE
---------------------------------------------------------------------------------------------------------------------
  What are the         - Equity securities    - Equity securities:   - Equity securities:   - Equity securities:
  Portfolio's                                   - large-cap stocks     - mid-cap stocks       - small-cap stocks
  principal                                     - mid-cap stocks       - small-cap stocks
  investments?                                                       - Fixed income
                                                                       securities:
                                                                       - preferred stocks
                                                                     - REITs
---------------------------------------------------------------------------------------------------------------------
  In what other types  N/A                    - Small-cap stocks     - Convertible stocks   - Fixed income
  of investments may                          - Foreign securities   - Foreign securities   securities:
  the Portfolio                                                      - Junk bonds             - U.S. government
  significantly                                                       (up to 5%)                securities
  invest?                                                            - Corporate bonds        - corporate debt
                                                                                                instruments
                                                                                              - preferred stocks
                                                                                              - junk bonds
                                                                                            - Foreign securities
                                                                                             (up to 25%)
---------------------------------------------------------------------------------------------------------------------
  What other types of  - Short-term           - Short-term           - Short-term           - Short-term
  investments may the  investments            investments            investments            investments
  Portfolio use as     - Currency              (up to 10%)           - Defensive            - Defensive
  part of efficient    transactions           - Defensive            investments            investments
  portfolio            - Defensive            instruments            - U.S. government      - Borrowing for
  management or to     investments            - Options and futures  securities              temporary or
  enhance return?      - Borrowing for        - Borrowing for                                 emergency purposes
                        temporary or            temporary or                                 (up to 33 1/3%)
                         emergency purposes   emergency purposes                            - Securities lending
                       - Options and futures   (up to 33 1/3%)                               (up to 33 1/3%)
                       - Warrants             - Securities lending                          - Illiquid securities
                       - Hybrid instruments    (up to 33 1/3%)                               (up to 15%)
                                                                                            - Forward commitments
                                                                                            - Registered
                                                                                            investment companies
                                                                                            - Firm commitments
                                                                                            - When issued and
                                                                                              delayed-delivery
                                                                                              transactions
                                                                                            - REITs
                                                                                            - Convertible
                                                                                            securities
                                                                                            - Warrants
                                                                                            - Rights
---------------------------------------------------------------------------------------------------------------------
  What risks normally  - Market volatility    - Market volatility    - Market volatility    - Market volatility
  affect the           - Securities           - Securities           - Securities           - Securities
  Portfolio?           selection              selection              selection              selection
                       - Growth stocks        - Active trading       - Real estate          - Small companies
                                              - Interest rate        industry               - Active trading
                                              fluctuation            - Small and medium
                                              - Growth stocks        sized companies
---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                    EQUITY PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------------
                             MFS MID-CAP
                                GROWTH            AGGRESSIVE GROWTH      GROWTH OPPORTUNITIES         TECHNOLOGY
--------------------------------------------------------------------------------------------------------------------------
  What are the          - Equity securities:    - Equity securities:    - Equity securities:    - Equity securities:
  Portfolio's             - common stocks         - small-cap stocks      - mid-cap stocks        - large-cap stocks
  principal               - mid-cap stocks        - mid-cap stocks                                - mid-cap stocks
  investments?            - convertible           - convertible                                   - small-cap stocks
                        securities              securities                                      - Foreign securities
                        - Fixed income            - warrants
                        securities:             - Defensive
                          - preferred stocks    investments
                        - Foreign securities:   - Options and futures
                          - depositary
                        receipts
--------------------------------------------------------------------------------------------------------------------------
  In what other types   - Foreign securities    - Large-cap stocks      - Small-cap stocks      N/A
  of investments may     (up to 20%)                                    - Large-cap stocks
  the Portfolio         - Junk bonds
  significantly          (up to 10%)
  invest?               - Securities lending
                         (up to 33 1/3%)
--------------------------------------------------------------------------------------------------------------------------
  What other types of   - Warrants              - Borrowing for         - Short-term            - Warrants
  investments may the   - Rights                temporary or emergency  investments             - Rights
  Portfolio use as      - Corporate debt          purposes               (up to 10%)            - Illiquid securities
  part of efficient      instruments             (up to 33 1/3%)        - Defensive              (up to 15%)
  portfolio management  - U.S. Government       - Options and futures   investments             - Options and futures
  or to enhance          securities             - Illiquid securities   - Options and futures
  return?               - Zero-coupon,           (up to 15%)
                        deferred interest and   - Short-term
                          PIK bonds             investments
                        - Short sales
                        - When issued and
                          delayed-delivery
                          transactions
                        - Options and futures
                        - Currency
                        transactions
                        - Forward commitments
                        - Registered
                        investment companies
                        - Short-term
                          investments
--------------------------------------------------------------------------------------------------------------------------
  What risks normally   - Market volatility     - Market volatility     - Market volatility     - Market volatility
  affect the            - Securities selection  - Securities selection  - Securities selection  - Securities selection
  Portfolio?            - Medium sized          - Illiquidity           - Small and medium      - Technology sector
                        companies               - Interest rate           sized companies       - IPO investing
                        - Foreign exposure      fluctuations            - Derivatives           - Derivatives
                        - Emerging markets      - Small and medium      - Hedging               - Active trading
                        - Growth stocks         sized companies         - Growth stocks         - Growth stocks
                        - Non-diversified       - Credit quality        - Technology sector     - Foreign exposure
                        status                  - Derivatives                                   - Small and medium
                        - Active trading        - Hedging                                       sized companies
                                                - Emerging markets
                                                - Growth stocks
                                                - Active trading
                                                - Technology sector
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                               INTERNATIONAL PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------
                            INTERNATIONAL                                   INTERNATIONAL
                          GROWTH AND INCOME        GLOBAL EQUITIES       DIVERSIFIED EQUITIES      EMERGING MARKETS
----------------------------------------------------------------------------------------------------------------------
  What are the          - Equity securities:    - Equity securities:    - Equity securities     - Equity securities:
  Portfolio's             - large-cap stocks      - large-cap stocks    - Foreign securities      - small-cap stocks
  principal              (foreign)                - mid-cap stocks                                - mid-cap stocks
  investments?          - Foreign securities    - Foreign securities                            - Foreign securities
----------------------------------------------------------------------------------------------------------------------
  In what other types   - Equity securities:    N/A                     - Equity securities:    - Hybrid instruments
  of investments may      - mid-cap stocks                                - convertible         - Equity swaps
  the Portfolio          (foreign)                                      securities
  significantly         - Foreign securities:                             - warrants
  invest?                 - emerging markets                              - rights
----------------------------------------------------------------------------------------------------------------------
  What other types of   - Equity securities:    - Short-term            - Short-term            N/A
  investments may the     - small-cap stocks    investments             investments
  Portfolio use as       (foreign)              - Currency              - Defensive
  part of efficient       - large-cap stocks    transactions            investments
  portfolio management  (U.S.)                  - Defensive             - Currency
  or to enhance         - Currency              investments             transactions
  return?               transactions            - Borrowing for         - Illiquid securities
                        - Short-term            temporary or emergency   (up to 15%)
                        investments             purposes (up to         - Options and futures
                        - Hybrid instruments    33 1/3%)                - Forward commitments
                        - Equity swaps          - Options and futures   - Registered
                                                                        investment companies
                                                                        - Firm commitment
                                                                          agreements
                                                                        - Securities lending
                                                                         (up to 33 1/3%)
----------------------------------------------------------------------------------------------------------------------
  What risks normally   - Currency volatility   - Market volatility     - Market volatility     - Currency volatility
  affect the            - Foreign exposure      - Securities selection  - Foreign exposure      - Foreign exposure
  Portfolio?            - Market volatility     - Active trading        - Non-diversified       - Emerging markets
                        - Securities selection  - Currency volatility   status                  - Growth stocks
                        - Hedging               - Foreign exposure      - Emerging markets      - Market volatility
                        - Growth stocks         - Growth stocks         - Growth stocks         - Securities selection
                                                                        - Active trading
                                                                        - Currency volatility
                                                                        - Sector risk
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - LARGE-CAP STOCKS are common stocks of large companies that generally have market capitalizations of over $8.70 billion or higher as of January 31, 2002, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as Standard & Poor's (S&P), the Frank Russell Company (Russell), Morningstar, Inc. (Morningstar) or Lipper, Inc. (Lipper).

     - MID-CAP STOCKS are common stocks of medium sized companies that generally have market capitalizations ranging from $1.35 billion to $8.70 billion or higher as of January 31, 2002, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as S&P, Russell, Morningstar or Lipper. With respect to the MFS MID-CAP GROWTH PORTFOLIO, the Subadviser will consider companies with market capitalizations equaling or exceeding $250 million but not exceeding the top range of the Russell MidCap(TM) Growth Index to be medium sized companies.

     - SMALL-CAP STOCKS are common stocks of small companies that generally have market capitalizations of $1.35 billion or less, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as S&P, Russell, Morningstar, or Lipper.

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.


EQUITY SWAPS allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.


     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's Investors Service, Inc. ("Moody's"). INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.


     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, and asset-backed securities.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.


     - ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind ("PIK") bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.



FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies ("PFICs"), American Depositary Receipts ("ADRs") or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). An EMERGING MARKET country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.


HYBRID INSTRUMENTS, such as INDEXED (i.e., Standard and Poor's Depositary Receipts ("SPDRs") and iShares(SM)) STRUCTURED SECURITIES and other EXCHANGE TRADED FUNDS, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.


ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

INVERSE FLOATERS are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

LOAN PARTICIPATIONS are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.


MORTGAGE SWAPS are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.


OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by a Portfolio.

ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.


SHORT SALES involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.


SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.


TOTAL RETURN SWAPS are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.



UTILITY COMPANIES are equity and debt securities of companies principally engaged in the utility industry.


RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY: The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

DERIVATIVES: A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

ILLIQUIDITY: There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.


IPO INVESTING: A Portfolio's purchase of shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.


MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

NON-DIVERSIFIED STATUS: Portfolios registered as "non-diversified" investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company's risk may increase because the effect of each security on the Portfolio's performance is greater.

PASSIVELY MANAGED STRATEGY: A Portfolio following a passively managed strategy will not deviate from its investment strategy. In the case of "Dogs" of Wall Street Portfolio, this entails buying and holding thirty stocks selected through objective selection criteria (except to the extent necessary to comply with applicable federal tax laws). In other cases, it may involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Portfolio will not sell stocks in its portfolio and buy different stocks over the course of a year, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

REAL ESTATE INDUSTRY: Risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the Investment Company Act of 1940.

SECTOR RISK: Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SHORT SALE RISKS: Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.35 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

TECHNOLOGY SECTOR: There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers, bears an additional risk that economic events may affect a substantial portion of the Portfolio's investments. In addition, at times, equity securities of technology-related issuers may underperform relative to other sectors.

UNSEASONED COMPANIES: Unseasoned companies are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

UTILITY INDUSTRY: Risks include (i) utility companies' difficulty in earning adequate returns on investment despite frequent rate increases; (ii) restrictions on operations and increased costs and delays due to governmental regulations; (iii) building or construction delays; (iv) environmental regulations; (v) difficulty of the capital markets in absorbing utility debt and equity securities; (vi) difficulties in obtaining fuel at reasonable prices and
(vii) potential effect of deregulation.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER AND MANAGER


SunAmerica Asset Management Corp. ("SAAMCo") serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio.


SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.


SAAMCo, located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017, is a corporation organized under the laws of the state of Delaware. In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Brazos Mutual Funds, Seasons Series Trust, SunAmerica Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Strategic Investment Series, Inc., VALIC Company I and VALIC Company II.


For the fiscal year ended January 31, 2002, each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:

                  PORTFOLIO                              FEE
                  ---------                              ---
Cash Management Portfolio....................            0.48%
Corporate Bond Portfolio.....................            0.60%
Global Bond Portfolio........................            0.68%
High-Yield Bond Portfolio....................            0.63%
Worldwide High Income Portfolio..............            1.00%
SunAmerica Balanced Portfolio................            0.60%
MFS Total Return Portfolio...................            0.66%
Asset Allocation Portfolio...................            0.59%
Telecom Utility Portfolio....................            0.75%
Equity Income Portfolio......................            0.65%
Equity Index Portfolio.......................            0.40%
Growth-Income Portfolio......................            0.53%
Federated Value Portfolio....................            0.69%
Davis Venture Value Portfolio................            0.71%
"Dogs" of Wall Street Portfolio..............            0.60%
Alliance Growth Portfolio....................            0.60%
Goldman Sachs Research Portfolio.............            1.20%
MFS Growth and Income Portfolio..............            0.70%
Putnam Growth Portfolio......................            0.77%
Blue Chip Growth Portfolio...................            0.70%
Real Estate Portfolio........................            0.80%

                  PORTFOLIO                              FEE
                  ---------                              ---
Small Company Value Portfolio................            1.00%
MFS Mid-Cap Growth Portfolio.................            0.75%
Aggressive Growth Portfolio..................            0.68%
Growth Opportunities Portfolio...............            0.75%
Marsico Growth Portfolio.....................            0.85%
Technology Portfolio.........................            1.20%
International Growth and Income Portfolio....            0.95%
Global Equities Portfolio....................            0.72%
International Diversified Equities
  Portfolio..................................            1.00%
Emerging Markets Portfolio...................            1.25%


INFORMATION ABOUT THE SUBADVISERS


ALLIANCE CAPITAL MANAGEMENT L.P. (Alliance) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser that manages retirement assets for many of the largest U.S. public and private employee benefit plans (including 41 of the Fortune 100 companies), endowments, foundations, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As of December 31, 2001, Alliance had approximately $455 billion in assets under management.


BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) is located at One Bank of America Plaza, Charlotte, NC 28255. BACAP and its affiliates, dedicated to providing responsible investment management and superior service, manage money for foundations, universities, corporation, institutions and individuals. As of December 31, 2001, BACAP had over $664 billion in assets under management.

DAVIS SELECTED ADVISERS, L.P. D/B/A DAVIS ADVISORS (Davis) is located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis provides advisory services to other investment companies. The Subadvisory Agreement with Davis provides that Davis may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers -- NY, Inc., a wholly-owned subsidiary; however, Davis remains ultimately responsible (subject to supervision by SAAMCo) for the assets of the Portfolios allocated to it. As of December 31, 2001, Davis had approximately $41.8 billion in assets under management.


FEDERATED INVESTMENT COUNSELING (Federated) is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated and its affiliate companies serves as investment adviser to a number of investment companies and private accounts. As of December 31, 2001, Federated had approximately $180 billion in assets under management.


GOLDMAN SACHS ASSET MANAGEMENT (GSAM), a business unit of the Investment Management Division of Goldman, Sachs & Co. (Goldman Sachs), is located at 32 Old Slip, New York, NY 10005. Goldman Sachs registered as an investment adviser in 1981. GSAM serves a wide range of clients including private and public pension funds, endowments, foundations, banks, thrifts, insurance companies, corporations, and private investors and family groups. The asset management services are divided into the following areas: institutional fixed income investment management; global currency management; institutional equity investment management; fund management; money market mutual fund management and administration; and private asset management. As of December 31, 2001, GSAM and GSAM-International had approximately $329.6 billion in assets under management.

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL (GSAM-International), an affiliate of Goldman Sachs, is located at Procession House, 55 Ludgate Hill, London EC4M7JW, England. GSAM-International has been a member of the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, since 1990 and a registered investment adviser since 1991. In performing their subadvisory services, GSAM and GSAM-International, while remaining ultimately responsible for the management of the Portfolio, are able to draw upon the research and expertise of their affiliate offices, for portfolio decisions and management with respect to certain portfolio securities. As of December 31, 2001, GSAM and GSAM-International had approximately $329.6 billion in assets under management.

MARSICO CAPITAL MANAGEMENT, LLC (Marsico) is located at 1200 17th Street, Suite 1300, Denver, CO 80202. Marsico, founded in September 1997 by Thomas F. Marsico, is a full service investment advisory firm which provides investment management services to various mutual funds and private accounts. As of December 31, 2001, Marsico had over $16 billion in assets under management.


MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS) is America's oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, MA 02116. As of December 31, 2001, MFS had approximately $137 billion in assets under management.



MORGAN STANLEY INVESTMENT MANAGEMENT INC. (MSIM) is a subsidiary of Morgan Stanley Dean Witter & Co. and conducts a worldwide portfolio management business providing a broad range of services to customers in the U.S. and abroad. MSIM is located at 1221 Avenue of the Americas, New York, NY 10020. MSIM does business in certain circumstances, including its role as a Subadviser to the Trust, using the name "VAN KAMPEN." As of December 31, 2001, MSIM together with its affiliated asset management companies had approximately $415.9 billion in assets under management with approximately $178.1 billion in institutional assets.



PUTNAM INVESTMENT MANAGEMENT, LLC (Putnam), is a Delaware limited liability company with principal offices at One Post Office Square, Boston, MA 02109. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. As of December 31, 2001, Putnam had approximately $314.6 billion in assets under management.


U.S. BANCORP ASSET MANAGEMENT (USBAM) is located at 800 Nicollet Mall, Minneapolis, MN 55402. USBAM (formerly U.S. Bancorp Piper Jaffrey Asset Management) is a successor business to First American Asset Management, a division of U.S. Bank National Association, pursuant to an internal reorganization within U.S. Bancorp. USBAM has acted as an investment adviser to First American Funds Inc. As of December 31, 2001, USBAM had approximately $121.1 billion in assets under management.

WM ADVISORS, INC. (WMA), is located at 1201 Third Avenue, 22nd Floor, Seattle, WA 98101. WMA is an investment adviser registered with the SEC under the 1940 Act and provides investment advisory services for separately managed accounts in addition to the WM Group of Funds. As of February 28, 2002, WMA had over $12 billion in assets under management.

SAAMCo compensated the various Subadvisers out of the advisory fees that it received from the respective Portfolios. SAAMCo may terminate any agreement with another Subadviser without shareholder approval.

PORTFOLIO MANAGEMENT

The primary investment manager(s) and/or management team(s) for each Portfolio is set forth in the following table.

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Cash Management Portfolio     BACAP                         - Money Market Management    N/A
                                                               Team
----------------------------------------------------------------------------------------------------------------
 Corporate Bond Portfolio      Federated                     - Joseph M. Balestrino       Mr. Balestrino joined
                                                              Senior Vice President and   Federated in 1986 as a
                                                             Portfolio Manager            Project Manager in the
                                                                                          Product Design
                                                                                          Department and became
                                                                                          an Assistant Vice
                                                                                          President and
                                                                                          Investment Analyst in
                                                                                          1991. He became a Vice
                                                                                          President and
                                                                                          portfolio manager in
                                                                                          1995 and a Senior Vice
                                                                                          President in 1998.
                                                             - Mark E. Durbiano           Mr. Durbiano joined
                                                              Senior Vice President and   Federated in 1982 as
                                                             Portfolio Manager            an Investment Analyst
                                                                                          and became a Vice
                                                                                          President and
                                                                                          portfolio manager in
                                                                                          1988. He has been a
                                                                                          Senior Vice President
                                                                                          since 1996.
                                                             - Christopher J. Smith       Mr. Smith joined
                                                              Vice President and          Federated in 1995 as a
                                                             Portfolio Manager            Portfolio Manager and
                                                                                          Vice President. Prior
                                                                                          to joining Federated,
                                                                                          he was an Assistant
                                                                                          Vice President at
                                                                                          Provident Life &
                                                                                          Accident Insurance
                                                                                          Company from 1987
                                                                                          through 1994.
----------------------------------------------------------------------------------------------------------------
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                                        61

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Global Bond Portfolio         GSAM-International            - Andrew F. Wilson           Mr. Wilson joined
                                                             Managing Director and        GSAM-International in
                                                             Senior Portfolio Manager     December 1995 as an
                                                                                          Executive Director and
                                                                                          portfolio manager.
                                                                                          Prior to his current
                                                                                          position, he spent
                                                                                          three years as an
                                                                                          Assistant Director at
                                                                                          Rothschild Asset
                                                                                          Management, where he
                                                                                          was responsible for
                                                                                          managing global and
                                                                                          international bond
                                                                                          portfolios with
                                                                                          specific focus on the
                                                                                          U.S., Canadian,
                                                                                          Australian and
                                                                                          Japanese economies.
                                                             - James Cielinski            Mr. Cielinski joined
                                                              Executive Director and      GSAM-International in
                                                             Senior Portfolio Manager     1998 as a portfolio
                                                                                          manager. Prior to his
                                                                                          current position, he
                                                                                          spent five years at
                                                                                          Utah Retirement
                                                                                          Systems, where he
                                                                                          managed the fixed
                                                                                          income group.
                                                             - Philip Moffitt             Mr. Moffitt joined
                                                              Executive Director, Senior  GSAM-International in
                                                             Currency Portfolio Manager   1999 as a portfolio
                                                             and Senior Portfolio         manager. Prior to his
                                                             Manager                      current position, he
                                                                                          worked for three years
                                                                                          as a proprietary
                                                                                          trader for Tokai Asia
                                                                                          Ltd. in Hong Kong.
                                                                                          Before that, Mr.
                                                                                          Moffitt spent ten
                                                                                          years with Bankers
                                                                                          Trust Asset Management
                                                                                          in Australia, where he
                                                                                          was a Managing
                                                                                          Director responsible
                                                                                          for all active global
                                                                                          fixed income funds as
                                                                                          well as a member of
                                                                                          the Asset Allocation
                                                                                          Committee.
----------------------------------------------------------------------------------------------------------------
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                                        62

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Global Bond Portfolio         GSAM-International            - Iain Lindsay               Mr. Lindsay joined
 (continued)                                                 Executive Director and       GSAM-International in
                                                             Portfolio Manager            2001 as an Executive
                                                                                          Director and portfolio
                                                                                          manager. Prior to
                                                                                          that, he was a
                                                                                          portfolio
                                                                                          manager/product
                                                                                          manager at JP Morgan
                                                                                          Investment Management
                                                                                          from March 2000 to
                                                                                          June 2001. Before
                                                                                          that, he headed the
                                                                                          capital market
                                                                                          strategy team at Bank
                                                                                          of Montreal in London
                                                                                          from November 1997 to
                                                                                          September 1999 and was
                                                                                          a senior fixed-income
                                                                                          strategist with Credit
                                                                                          Lyonnais in Paris from
                                                                                          May 1994 to November
                                                                                          1997.
                                                             - Paul Marson                Mr. Marson joined
                                                              Executive Director and      GSAM-International in
                                                             Senior Portfolio Manager     2000 as a senior
                                                                                          portfolio manager.
                                                                                          Prior to his current
                                                                                          position, he spent
                                                                                          five years at JP
                                                                                          Morgan as a senior
                                                                                          portfolio manager and
                                                                                          member of the Global
                                                                                          Macro Strategy Team.
                                                             - Kevin Zhao                 Mr. Zhao, an Executive
                                                              Executive Director and      Director and Portfolio
                                                             Portfolio Manager            Manager, joined GSAM-
                                                                                          International in
                                                                                          December 1994 as an
                                                                                          associate and
                                                                                          portfolio manager. He
                                                                                          became an Executive
                                                                                          Director in 1996.
----------------------------------------------------------------------------------------------------------------
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                                        63

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 High-Yield Bond Portfolio     SAAMCo                        - Jeffrey J. Gary            Mr. Gary joined SAAMCo
                                                             Portfolio Manager            in 2001 as a portfolio
                                                                                          manager. In addition
                                                                                          to his position with
                                                                                          SAAMCo, Mr. Gary is
                                                                                          currently Managing
                                                                                          Director of AIG Global
                                                                                          Investment Corp. Prior
                                                                                          to joining SAAMCo, he
                                                                                          was a Senior Vice
                                                                                          President and Public
                                                                                          High Yield Portfolio
                                                                                          Manager with American
                                                                                          General Investment
                                                                                          Management, LP from
                                                                                          April 1998 to October
                                                                                          2001. From 1996 to
                                                                                          1998, he was Managing
                                                                                          Director and Portfolio
                                                                                          Manager for Koch
                                                                                          Capital Service, Inc.
----------------------------------------------------------------------------------------------------------------
 Worldwide High Income         Van Kampen                    - Gordon W. Loery            Mr. Loery is a
 Portfolio                                                    Principal and Portfolio     Principal and
                                                             Manager                      Portfolio Manager of
                                                                                          MSIM. Mr. Loery joined
                                                                                          Morgan Stanley & Co.
                                                                                          Incorporated (Morgan
                                                                                          Stanley), a MSIM
                                                                                          affiliate in 1990 as a
                                                                                          fixed income analyst
                                                                                          and has been a
                                                                                          Portfolio Manager with
                                                                                          MSIM's affiliate
                                                                                          Miller Anderson &
                                                                                          Sherrerd, LLP (MAS)
                                                                                          since 1996.
                                                             - Stephen F. Esser           Mr. Esser is a
                                                              Managing Director and       Managing Director of
                                                             Portfolio Manager            MSIM and has been a
                                                                                          Portfolio Manager with
                                                                                          MAS since 1988.
                                                             - Deanna L. Loughnane        Ms. Loughnane joined
                                                              Principal and Portfolio     MAS in 1997 as a
                                                             Manager                      Financial Analyst.
                                                                                          Prior to that, she
                                                                                          served as a Vice
                                                                                          President and Senior
                                                                                          Corporate Bond Analyst
                                                                                          for Putnam Investments
                                                                                          from 1993 to 1997.
----------------------------------------------------------------------------------------------------------------
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                                        64

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Worldwide High Income         Van Kampen                    - Abigail McKenna            Ms. McKenna is a
 Portfolio (continued)                                       Principal and Portfolio      Principal of MSIM and
                                                             Manager                      Portfolio Manager of
                                                                                          emerging markets debt
                                                                                          portfolio. From 1995
                                                                                          to 1996, Ms. McKenna
                                                                                          was a Senior Portfolio
                                                                                          Manager at MetLife
                                                                                          Investment Management
                                                                                          Corp. Ms. McKenna
                                                                                          joined the firm in
                                                                                          1996.
                                                             - Eric Baurmeister           Mr. Baurmeister joined
                                                              Vice President              MSIM in 1997 and is a
                                                                                          portfolio manager of
                                                                                          emerging markets debt
                                                                                          portfolio. Prior to
                                                                                          joining MSIM, he was a
                                                                                          portfolio manager at
                                                                                          MIMCO from 1992 to
                                                                                          1996. He is a
                                                                                          Chartered Financial
                                                                                          Analyst.
----------------------------------------------------------------------------------------------------------------
 SunAmerica Balanced           SAAMCo                        - Francis D. Gannon          Mr. Gannon has been a
 Portfolio                                                    Senior Vice President and   portfolio manager with
                                                             Portfolio Manager            SAAMCo since 1996. He
                                                                                          joined SAAMCo in 1993
                                                                                          as an equity analyst.
----------------------------------------------------------------------------------------------------------------
 MFS Total Return Portfolio    MFS                           - David M. Calabro           Mr. Calabro joined MFS
                                                              Senior Vice President and   in 1992 as a Vice
                                                             Portfolio Manager            President and equity
                                                                                          analyst. He became a
                                                                                          portfolio manager in
                                                                                          1993 and was promoted
                                                                                          to Senior Vice
                                                                                          President in 1998.
----------------------------------------------------------------------------------------------------------------
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                                        65

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 MFS Total Return Portfolio    MFS                           - David S. Kennedy           Mr. Kennedy, the
 (continued)                                                 Senior Vice President and    manager of the
                                                             Portfolio Manager            Portfolio's fixed
                                                                                          income securities,
                                                                                          joined MFS in 2000 as
                                                                                          a Senior Vice
                                                                                          President and
                                                                                          Portfolio Manager.
                                                                                          Prior to joining MFS,
                                                                                          Mr. Kennedy was a
                                                                                          fixed income portfolio
                                                                                          manager and research
                                                                                          analyst with Harbor
                                                                                          Capital Management
                                                                                          Company from 1994 to
                                                                                          2000.
                                                             - Constantinos G. Mokas      Mr. Mokas, manager of
                                                              Senior Vice President and   the Portfolio's equity
                                                             Portfolio Manager            portion, joined MFS in
                                                                                          1990 as a research
                                                                                          analyst. He was
                                                                                          promoted to Assistant
                                                                                          Vice President in
                                                                                          1994, Vice President
                                                                                          in 1996 and portfolio
                                                                                          manager in 1998.
                                                             - Lisa B. Nurme              Ms. Nurme, a manager
                                                              Senior Vice President and   of the Portfolio's
                                                             Portfolio Manager            equity portion, became
                                                                                          a portfolio manager in
                                                                                          1995 and was promoted
                                                                                          to Senior Vice
                                                                                          President in 1998.
                                                             - Kenneth J. Enright         Mr. Enright, a manager
                                                                Senior Vice President     of the Portfolio's
                                                               and Portfolio Manager      equity portion, joined
                                                                                          MFS in 1986 as a
                                                                                          research analyst. He
                                                                                          became an Assistant
                                                                                          Vice President in
                                                                                          1987, Vice President
                                                                                          in 1988, portfolio
                                                                                          manager in 1993 and
                                                                                          Senior Vice President
                                                                                          in 1999.
----------------------------------------------------------------------------------------------------------------
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                                        66

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Asset Allocation Portfolio    WMA                           - Randall L. Yoakum          Mr. Yoakum re-joined
                                                             Chief Investment Officer     WMA in 1999 as a
                                                             and Senior Portfolio         Senior Portfolio
                                                             Manager                      Manager and Chairman
                                                                                          of the Investment
                                                                                          Policy, Asset
                                                                                          Allocation and Equity
                                                                                          Investment Teams. From
                                                                                          1997-1999, Mr. Yoakum
                                                                                          was the Chief
                                                                                          Investment Officer at
                                                                                          D.A. Davidson, and
                                                                                          from 1994-1997, he
                                                                                          served as Senior Vice
                                                                                          President and Chief
                                                                                          Equity Officer at
                                                                                          Boatmen's Trust
                                                                                          Company. Mr. Yoakum is
                                                                                          a Chartered Financial
                                                                                          Analyst.
                                                             - Gary J. Pokrzywinski       Mr. Pokrzywinski
                                                              Senior Portfolio Manager    joined WMA in 1992. He
                                                                                          has been a Senior
                                                                                          Portfolio Manager
                                                                                          since 1994, and Head
                                                                                          of the Fixed Income
                                                                                          Investment Team since
                                                                                          1999. He is a
                                                                                          Chartered Financial
                                                                                          Analyst.
                                                             - Michael D. Meighan         Mr. Meighan joined WMA
                                                              Senior Asset Allocation     in 1999 as a Senior
                                                             Analyst                      Asset Allocation
                                                                                          Analyst. From
                                                                                          1993-1999 he was a
                                                                                          Manager of Managed
                                                                                          Assets at D.A.
                                                                                          Davidson. Mr. Meighan
                                                                                          is a Chartered
                                                                                          Financial Analyst
                                                                                          Candidate.
                                                             - Charles D. Averill         Mr. Averill joined WMA
                                                              Senior Quantitative         in 1990. He was an
                                                             Analyst                      Equity Analyst from
                                                                                          1996-1999, and has
                                                                                          been a Senior
                                                                                          Quantitative Analyst
                                                                                          since 1999. He is a
                                                                                          Chartered Financial
                                                                                          Analyst.
----------------------------------------------------------------------------------------------------------------
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                                        67

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Telecom Utility Portfolio     Federated                     - John L. Nichol             Mr. Nichol joined
                                                             Vice President and           Federated in September
                                                             Portfolio Manager            2000 as an Assistant
                                                                                          Vice President/Senior
                                                                                          Investment Analyst.
                                                                                          Prior to joining
                                                                                          Federated, Mr. Nichol
                                                                                          was a portfolio
                                                                                          manager for the Public
                                                                                          Employees Retirement
                                                                                          System of Ohio from
                                                                                          1992 through August
                                                                                          2000.
----------------------------------------------------------------------------------------------------------------
 Equity Income Portfolio       USBAM                         - Cori B. Johnson            Ms. Johnson joined
                                                              Portfolio Manager           USBAM in 1991 as a
                                                                                          securities analyst.
                                                                                          She became a portfolio
                                                                                          manager in 1993. She
                                                                                          is a Chartered
                                                                                          Financial Analyst.
                                                             - Gerald C. Bren             Mr. Bren joined USBAM
                                                              Managing Director and       in 1972 as an
                                                             Senior Portfolio Manager     investment analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1987. He is
                                                                                          a Chartered Financial
                                                                                          Analyst.
                                                             - Marian E. Zentmyer         Ms. Zentmyer joined
                                                              Senior Managing Director    USBAM in 1982 as a
                                                             and Senior Portfolio         financial planning and
                                                             Manager                      research analyst. She
                                                                                          became an equity fund
                                                                                          manager in 1989. She
                                                                                          is a Chartered
                                                                                          Financial Analyst and
                                                                                          Certified Financial
                                                                                          Planner.
----------------------------------------------------------------------------------------------------------------
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                                        68

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Equity Index Portfolio        USBAM                         - Walter French              Mr. French, who joined
                                                             Director,                    USBAM in 1999, is
                                                             Quantitative                 director of the
                                                             Group and                    Quantitative group, a
                                                             Portfolio                    member of the Asset
                                                             Manager                      Allocation team and
                                                                                          equity index and
                                                                                          enhanced index
                                                                                          portfolio manager.
                                                                                          Prior to joining
                                                                                          USBAM, he was Chief
                                                                                          Investment Officer and
                                                                                          portfolio manager at
                                                                                          Berkeley Quantitative
                                                                                          Advisors, Inc., a firm
                                                                                          he co-founded in 1987.
----------------------------------------------------------------------------------------------------------------
 Growth-Income Portfolio       Alliance                      - Michael R. Baldwin         Mr. Baldwin joined the
                                                              Portfolio Manager and       company in 1989 as a
                                                             Senior Vice President        research analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1991 and
                                                                                          was promoted to Senior
                                                                                          Vice President and
                                                                                          Associate Director of
                                                                                          Research in 1996.
----------------------------------------------------------------------------------------------------------------
 Federated Value Portfolio     Federated                     - Kevin R. McCloskey         Mr. McCloskey, who
                                                              Vice President and          joined Federated in
                                                             Portfolio Manager            1999 as a portfolio
                                                                                          manager, is a Vice
                                                                                          President. From
                                                                                          September 1994 to July
                                                                                          1999, he served as a
                                                                                          portfolio manager, and
                                                                                          from January 1994 to
                                                                                          September 1994, he
                                                                                          served as an
                                                                                          investment/quantitative
                                                                                          analyst at Killian
                                                                                          Asset Management
                                                                                          Corporation. Mr.
                                                                                          McCloskey is a
                                                                                          Chartered Financial
                                                                                          Analyst.
----------------------------------------------------------------------------------------------------------------
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                                        69

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Federated Value Portfolio     Federated                     - Michael P. Donnelly        Mr. Donnelly joined
 (continued)                                                 Senior Vice President and    Federated in 1989 as
                                                             Portfolio Manager            an Investment Analyst
                                                                                          and has been a
                                                                                          Portfolio Manager
                                                                                          since 1993. He served
                                                                                          as an Assistant Vice
                                                                                          President of an
                                                                                          affiliate of Federated
                                                                                          from 1992 to 1994, a
                                                                                          Vice President from
                                                                                          1994 to 1999, and a
                                                                                          Senior Vice President
                                                                                          since 1999.
----------------------------------------------------------------------------------------------------------------
 Davis Venture Value           Davis                         - Christopher C. Davis       Mr. Davis has been
 Portfolio                                                    Portfolio Manager           employed by Davis
                                                                                          since 1989 as a
                                                                                          research analyst,
                                                                                          assistant portfolio
                                                                                          manager, co-portfolio
                                                                                          manager, and portfolio
                                                                                          manager.
                                                             - Kenneth C. Feinberg        Mr. Feinberg has been
                                                              Portfolio Manager           employed by Davis
                                                                                          since 1994 as a
                                                                                          research analyst,
                                                                                          assistant portfolio
                                                                                          manager, and portfolio
                                                                                          manager.
----------------------------------------------------------------------------------------------------------------
 "Dogs" of Wall Street         SAAMCo                        - Francis D. Gannon          Mr. Gannon has been a
 Portfolio                                                    Senior Vice President and   portfolio manager with
                                                             Portfolio Manager            SAAMCo since 1996. He
                                                                                          joined SAAMCo in 1993
                                                                                          as an equity analyst.
----------------------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio     Alliance                      - James G. Reilly            Mr. Reilly joined the
                                                              Executive Vice President    company in 1984 as a
                                                             and Portfolio Manager        research analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1993 and
                                                                                          was promoted to an
                                                                                          Executive Vice
                                                                                          President in 1999.
----------------------------------------------------------------------------------------------------------------
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                                        70

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Goldman Sachs Research        GSAM                          - Melissa Brown              Ms. Brown joined GSAM
 Portfolio                                                   Managing Director, Product   as a portfolio manager
                                                             Manager for Quantitative     in 1998. From 1984 to
                                                             Equities and Senior          1998, she was the
                                                             Portfolio Manager            director of
                                                                                          Quantitative Equity
                                                                                          Research and served on
                                                                                          the Investment Policy
                                                                                          Committee at
                                                                                          Prudential Securities.
                                                             - Robert C. Jones            Mr. Jones joined GSAM
                                                              Managing Director, Head of  as a portfolio manager
                                                             Quantitative Equities and    in 1989.
                                                             Senior Portfolio Manager
                                                             - Victor H. Pinter           Mr. Pinter joined GSAM
                                                              Vice President, Head of     as a research analyst
                                                             Portfolio Construction and   in 1989. He became a
                                                             Senior Portfolio Manager     portfolio manager in
                                                                                          1992.
----------------------------------------------------------------------------------------------------------------
 MFS Growth and Income         MFS                           - John D. Laupheimer, Jr.    Mr. Laupheimer joined
 Portfolio                                                    Senior Vice President and   MFS in 1981 as a
                                                               Portfolio Manager          research analyst. He
                                                                                          became an Investment
                                                                                          Officer in 1988,
                                                                                          Assistant Vice
                                                                                          President in 1984,
                                                                                          Vice President in
                                                                                          1986, portfolio
                                                                                          manager in 1987,
                                                                                          Senior Vice President
                                                                                          in 1995 and Director
                                                                                          of Equity Research in
                                                                                          1999.
                                                             - Mitchell D. Dynan          Mr. Dynan joined MFS
                                                              Senior Vice President and   in 1986 as a research
                                                             Portfolio Manager            analyst. He became an
                                                                                          Assistant Vice
                                                                                          President in 1987,
                                                                                          Vice President in
                                                                                          1988, portfolio
                                                                                          manager in 1995 and
                                                                                          Senior Vice President
                                                                                          in 1999.
----------------------------------------------------------------------------------------------------------------
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                                        71

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Putnam Growth Portfolio       Putnam                        - C. Beth Cotner             Ms. Cotner joined the
                                                             Managing Director and Chief  company in 1995 as
                                                             Investment Officer           Senior Vice President
                                                                                          and Senior Portfolio
                                                                                          Manager. Prior to that
                                                                                          time, she was an
                                                                                          Executive Vice
                                                                                          President of Kemper
                                                                                          Financial Services
                                                                                          from 1984 to 1995.
                                                             - Richard England            Mr. England joined the
                                                              Senior Vice President and   company in 1992 as a
                                                             Senior Portfolio Manager     Global Equity Analyst.
                                                                                          In 1994, he was
                                                                                          promoted to Associate
                                                                                          Director of Research
                                                                                          and then joined the
                                                                                          Growth Equity Team in
                                                                                          1996 as a Senior
                                                                                          Portfolio Manager.
                                                             - Manuel H. Weiss            Mr. Weiss joined the
                                                              Senior Vice President and   company in 1987 as a
                                                             Senior Portfolio Manager     portfolio manager to
                                                                                          head the quantitative
                                                                                          effort in the
                                                                                          development of the
                                                                                          Core Growth Equity
                                                                                          product.
                                                             - David J. Santos            Mr. Santos joined the
                                                              Senior Vice President and   company in 1986 as a
                                                             Portfolio Manager            Pricing Operations
                                                                                          Manager and moved to
                                                                                          the investment
                                                                                          management side in
                                                                                          1991. He became a
                                                                                          portfolio manager in
                                                                                          1992.
----------------------------------------------------------------------------------------------------------------
 Blue Chip Growth Portfolio    SAAMCo                        - Francis D. Gannon          Mr. Gannon has been a
                                                              Senior Vice President and   portfolio manager with
                                                             Portfolio Manager            SAAMCo since 1996. He
                                                                                          joined SAAMCo in 1993
                                                                                          as an equity analyst.
----------------------------------------------------------------------------------------------------------------
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

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Real Estate Portfolio         Davis                         - Andrew A. Davis            Mr. Davis has been
                                                             Portfolio Manager            employed by Davis
                                                                                          since 1994 as a
                                                                                          research analyst,
                                                                                          assistant portfolio
                                                                                          manager, co-portfolio
                                                                                          manager and portfolio
                                                                                          manager.
----------------------------------------------------------------------------------------------------------------
 Small Company Value           USBAM                         - Gerald C. Bren             Mr. Bren joined USBAM
 Portfolio                                                    Managing Director and       in 1972 as an
                                                             Senior Portfolio Manager     investment analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1987. He is
                                                                                          also a Chartered
                                                                                          Financial Analyst.
                                                             - Rob J. Nicoski             Mr. Nicoski joined
                                                              Equity Analyst              USBAM's Small Cap
                                                                                          Value team as an
                                                                                          Equity Analyst in
                                                                                          1999. Prior to joining
                                                                                          USBAM, he was a senior
                                                                                          equity research
                                                                                          analyst at Piper
                                                                                          Jaffray for six years.
                                                                                          He is a Chartered
                                                                                          Financial Analyst and
                                                                                          a Certified Public
                                                                                          Accountant.
                                                             - David F. Johnson           Mr. Johnson joined
                                                              Equity Analyst              USBAM in 1997 and the
                                                                                          Small Cap Value team
                                                                                          as an Equity Analyst
                                                                                          in 2000. Prior to
                                                                                          joining USBAM, he held
                                                                                          positions at the State
                                                                                          of Wisconsin
                                                                                          Investment Board,
                                                                                          Shawmut National Bank
                                                                                          and the Bank of New
                                                                                          England. He is a
                                                                                          Chartered Financial
                                                                                          Analyst.
----------------------------------------------------------------------------------------------------------------
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


----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 MFS Mid-Cap Growth            MFS                           - Mark Regan                 Mr. Regan joined MFS
 Portfolio                                                   Senior Vice President and    as a research analyst
                                                             Portfolio Manager            in 1989. He was named
                                                                                          investment officer in
                                                                                          1990, Assistant Vice
                                                                                          President in 1991,
                                                                                          Vice President in
                                                                                          1992, portfolio
                                                                                          manager in 1998 and
                                                                                          Senior Vice President
                                                                                          in 1999.
                                                             - David E. Sette-Ducati      Mr. Sette-Ducati
                                                              Senior Vice President and   joined MFS in 1995 as
                                                             Portfolio Manager            a research analyst. He
                                                                                          became an Investment
                                                                                          Officer in 1997, Vice
                                                                                          President in 1999,
                                                                                          portfolio manager in
                                                                                          February 2000 and
                                                                                          Senior Vice President
                                                                                          in March 2001.
----------------------------------------------------------------------------------------------------------------
 Aggressive Growth Portfolio   SAAMCo                        - Donna M. Calder            Ms. Calder joined
                                                              Senior Vice President and   SAAMCo in 1998 as a
                                                             Portfolio Manager            Vice President and
                                                                                          portfolio manager and
                                                                                          was named Senior Vice
                                                                                          President in February
                                                                                          2001. Prior to joining
                                                                                          SAAMCo, she was the
                                                                                          founder and General
                                                                                          Partner of Manhattan
                                                                                          Capital Partners, L.P.
                                                                                          from 1991 to 1995.
----------------------------------------------------------------------------------------------------------------
 Growth Opportunities          SAAMCo                        - Brian P. Clifford          Mr. Clifford joined
 Portfolio                                                    Vice President and          SAAMCo in February
                                                             Portfolio Manager            1998 as a portfolio
                                                                                          manager and was named
                                                                                          Vice President in
                                                                                          October 1999. From
                                                                                          1995 until he joined
                                                                                          SAAMCo, Mr. Clifford
                                                                                          was a portfolio
                                                                                          manager with Morgan
                                                                                          Stanley Dean Witter.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Marsico Growth Portfolio      Marsico                       - Thomas F. Marsico          Mr. Marsico formed
                                                             Chairman and Chief           Marsico in 1997. From
                                                             Executive Officer            1988 to 1997, he was
                                                                                          an Executive Vice
                                                                                          President and
                                                                                          Portfolio Manager at
                                                                                          Janus Capital
                                                                                          Corporation.
----------------------------------------------------------------------------------------------------------------
 Technology Portfolio          Van Kampen                    - Alexander L. Umansky       Mr. Umansky joined
                                                              Principal and Portfolio     MSIM as a compliance
                                                             Manager                      analyst in 1994 and
                                                                                          has been a Portfolio
                                                                                          Manager since 1998.
                                                                                          From 1996 to 1998 he
                                                                                          was a research analyst
                                                                                          in MSIM's
                                                                                          Institutional Equity
                                                                                          Group focusing
                                                                                          primarily on
                                                                                          technology.
                                                             - Dennis P. Lynch            Mr. Lynch joined MSIM
                                                              Vice President and          in 1998 as a Research
                                                             Portfolio Manager            Analyst and is
                                                                                          currently a Portfolio
                                                                                          Manager in MSIM's
                                                                                          Institutional Equity
                                                                                          Group. Prior to
                                                                                          joining MSIM, he was a
                                                                                          research analyst for
                                                                                          J.P. Morgan Securities
                                                                                          from 1994 to 1996. Mr.
                                                                                          Lynch received his MBA
                                                                                          from Columbia
                                                                                          University in 1998.
----------------------------------------------------------------------------------------------------------------
 International Growth and      Putnam                        - Colin Moore                Mr. Moore, who joined
 Income Portfolio                                             Chief Investment Officer    Putnam in 2000, is
                                                             and Managing Director        Managing Director and
                                                                                          Chief Investment
                                                                                          Officer of the Global
                                                                                          Value Equity Group. He
                                                                                          is also a member of
                                                                                          Putnam's Executive
                                                                                          Committee. Prior to
                                                                                          joining Putnam, he was
                                                                                          Chief Investment
                                                                                          Officer at Rockefeller
                                                                                          & Co., Inc. from 1993
                                                                                          to 2000.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Global Equities Portfolio     Alliance                      - Stephen Beinhacker         Mr. Beinhacker joined
                                                             Portfolio Manager, Director  the company in 1992 as
                                                             and Senior Vice President    Director of
                                                                                          International
                                                                                          Quantitative Stock
                                                                                          Analysis and portfolio
                                                                                          manager. He was
                                                                                          promoted to Senior
                                                                                          Vice President in
                                                                                          1998.
----------------------------------------------------------------------------------------------------------------
 International Diversified     Van Kampen                    - Barton Biggs               Mr. Biggs joined
 Equities Portfolio                                           Chairman, Director,         Morgan Stanley in 1975
                                                             Managing Director and        and is currently
                                                             Portfolio Manager            Chairman, a Director
                                                                                          and a Managing
                                                                                          Director of MSIM.
                                                             - Ann Thivierge              Ms. Thivierge joined
                                                              Managing Director and       MSIM in 1986 and is
                                                             Portfolio Manager            currently a Managing
                                                                                          Director.
----------------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio    Putnam                        - Thomas R. Haslett          Mr. Haslett joined
                                                              Managing Director, Chief    Putnam as Managing
                                                             Investment Officer and Co-   Director, Chief
                                                             Portfolio Manager            Investment Officer and
                                                                                          portfolio manager in
                                                                                          1996. He was a
                                                                                          Managing Director of
                                                                                          Montgomery Asset
                                                                                          Management, Ltd. from
                                                                                          1992 to 1996.
                                                             - J. Peter Grant             Mr. Grant joined
                                                              Senior Vice President and   Putnam in 1973 as a
                                                             Co-Portfolio Manager         Vice President and
                                                                                          research analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1974 and a
                                                                                          Senior Vice President
                                                                                          in 1997.
                                                             - Steve Oler                 Mr. Oler joined Putnam
                                                              Senior Vice President and   in 1997.
                                                             Senior Portfolio Manager
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio    Putnam                        - Carmel Peters              Ms. Peters joined
 (continued)                                                 Senior Vice President and    Putnam in 1997. Prior
                                                             Senior Portfolio Manager     to joining Putnam, she
                                                                                          served as the Managing
                                                                                          Director and Chief
                                                                                          Investment Officer at
                                                                                          Weelock NatWest
                                                                                          Investment Management
                                                                                          Ltd.
----------------------------------------------------------------------------------------------------------------


CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS*
--------------------------------------------------------------------------------

The following Financial Highlights tables for Class A shares of each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio Class A share. The total returns in each table represent the rate that an investor would have earned on an investment in a Class A share of the Portfolio (assuming reinvestment of all dividends and distributions). Financial Highlight information for Class B shares of each Portfolio began July 9, 2001, and is reflected below. All other financial information shown below is for Class A shares. Class B shares would have had substantially similar total returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The total returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these amounts were reflected, returns would be less than those shown below. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                   Cash Management Portfolio Class A
      11/30/98     $10.74      $0.54         $(0.02)        $ 0.52        $(0.68)        $   --      $10.58      5.05%    $223,640
      1/31/99#      10.58       0.08           0.01           0.09            --             --       10.67      0.85      277,370
      1/31/00       10.67       0.51             --           0.51         (0.24)            --       10.94      4.85      466,588
      1/31/01       10.94       0.66          (0.02)          0.64         (0.45)            --       11.13      5.95      404,005
      1/31/02       11.13       0.37           0.02           0.39         (0.45)            --       11.07      3.48      600,741
                                                   Cash Management Portfolio Class B
      7/9/01@-
      1/31/02       11.34       0.12           0.03           0.15         (0.44)            --       11.05      1.34       22,093
                                                    Corporate Bond Portfolio Class A
      11/30/98      11.54       0.77          (0.02)          0.75         (0.46)            --       11.83      6.61      143,561
      1/31/99#      11.83       0.12           0.04           0.16            --             --       11.99      1.35      158,804
      1/31/00       11.99       0.81          (1.15)         (0.34)        (0.53)            --       11.12     (2.75)     184,309
      1/31/01       11.12       0.89          (0.02)          0.87         (0.77)            --       11.22      8.11      199,334
      1/31/02       11.22       0.84          (0.26)          0.58         (0.63)            --       11.17      5.27      258,912
                                                    Corporate Bond Portfolio Class B
      7/9/01@-
      1/31/02       11.37       0.43             --           0.43         (0.63)            --       11.17      3.84       10,530
                                                     Global Bond Portfolio Class A
      11/30/98      11.51       0.49           0.78           1.27         (0.79)         (0.22)      11.77     11.75      115,428
      1/31/99#      11.77       0.07           0.11           0.18            --             --       11.95      1.53      122,306
      1/31/00       11.95       0.42          (0.66)         (0.24)        (0.47)         (0.41)      10.83     (1.86)     127,145
      1/31/01       10.83       0.45           0.63           1.08         (0.70)            --       11.21     10.35      139,528
      1/31/02       11.21       0.43           0.02           0.45         (1.03)            --       10.63      4.03      145,556
                                                     Global Bond Portfolio Class B
      7/9/01@-
      1/31/02       11.41       0.21           0.04           0.25         (1.03)            --       10.63      2.17        2,873

                   RATIO OF     RATIO OF NET
                  EXPENSES TO    INVESTMENT
                    AVERAGE      INCOME TO
        PERIOD        NET       AVERAGE NET    PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                    Cash Management Portfolio Class A
      11/30/98      0.58%          4.97%           --%
      1/31/99#       0.62+         5.02+           --
      1/31/00        0.53           4.82           --
      1/31/01        0.52           5.83           --
      1/31/02        0.52(2)        3.31(2)        --
                    Cash Management Portfolio Class B
      7/9/01@-
      1/31/02        0.68+(2)       1.75+(2)       --
                     Corporate Bond Portfolio Class A
      11/30/98       0.77           6.61           15
      1/31/99#       0.80+          6.16+           4
      1/31/00        0.71           7.05           37
      1/31/01        0.69           7.99           36
      1/31/02        0.67(2)        7.41(2)        83
                     Corporate Bond Portfolio Class B
      7/9/01@-
      1/31/02        0.82+(2)       7.05+(2)       83
                      Global Bond Portfolio Class A
      11/30/98       0.85           4.27          210
      1/31/99#       0.97+          3.65+          30
      1/31/00        0.84           3.68          189
      1/31/01        0.81(1)        4.07(1)       202
      1/31/02        0.81(2)        3.84(2)       193
                      Global Bond Portfolio Class B
      7/9/01@-
      1/31/02        0.97+(2)       3.46+(2)      193

---------------

     *  Calculated based upon average shares outstanding
    ** After fee waivers and expense reimbursements by the investment adviser
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
     @  Inception of class.
   (1)  Gross of custody credits of 0.01%.
   (2)  Gross of custody credits of less than 0.01%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                   High-Yield Bond Portfolio Class A

      11/30/98     $11.82      $1.14         $(1.24)        $(0.10)       $(0.66)        $(0.08)     $10.98     (1.26)%   $284,580
      1/31/99#      10.98       0.18          (0.02)          0.16            --             --       11.14      1.46      293,037
      1/31/00       11.14       1.09          (0.55)          0.54         (1.14)            --       10.54      5.09      310,032
      1/31/01       10.54       1.09          (1.44)         (0.35)        (1.11)            --        9.08     (3.44)     299,534
      1/31/02        9.08       0.98          (1.94)         (0.96)        (1.11)            --        7.01    (10.11)     255,845

                                                   High-Yield Bond Portfolio Class B

      7/9/01@-
      1/31/02        8.48       0.43          (0.80)         (0.37)        (1.11)            --        7.00     (3.92)       4,785

                                                Worldwide High Income Portfolio Class A

      11/30/98      13.20       1.07          (2.61)         (1.54)        (0.61)         (0.74)      10.31    (13.74)     121,290
      1/31/99#      10.31       0.16          (0.35)         (0.19)           --             --       10.12     (1.84)     116,977
      1/31/00       10.12       1.13           0.67           1.80         (1.33)            --       10.59     19.22      124,404
      1/31/01       10.59       1.12          (0.76)          0.36         (1.21)            --        9.74      3.67      117,236
      1/31/02        9.74       0.93          (1.85)         (0.92)        (1.17)            --        7.65     (8.61)      93,599

                                                Worldwide High Income Portfolio Class B

      7/9/01@-
      1/31/02        8.92       0.45          (0.55)         (0.10)        (1.17)            --        7.65     (0.25)       1,028

                                                 SunAmerica Balanced Portfolio Class A

      11/30/98      13.45       0.30           2.33           2.63         (0.11)         (0.36)      15.61     19.81      149,242
      1/31/99#      15.61       0.05           1.58           1.63            --             --       17.24     10.44      194,878
      1/31/00       17.24       0.36           1.80           2.16         (0.12)         (0.22)      19.06     12.76      509,054
      1/31/01       19.06       0.36          (1.46)         (1.10)        (0.22)         (0.10)      17.64     (5.88)     575,039
      1/31/02       17.64       0.31          (3.12)         (2.81)        (0.33)         (0.48)      14.02    (15.86)     471,194

                                                 SunAmerica Balanced Portfolio Class B

      7/9/01@-
      1/31/02       15.65       0.13          (0.96)         (0.83)        (0.33)         (0.48)      14.01     (5.26)       6,094

                                RATIO OF NET
                   RATIO OF      INVESTMENT
                  EXPENSES TO    INCOME TO
        PERIOD    AVERAGE NET   AVERAGE NET    PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                    High-Yield Bond Portfolio Class A
      11/30/98       0.69%          9.75%        128%
      1/31/99#       0.72+          9.71+          17
      1/31/00        0.67          10.00          105
      1/31/01        0.71(1)       10.98(1)       106
      1/31/02        0.71(2)       12.18(2)       148
                    High-Yield Bond Portfolio Class B
      7/9/01@-
      1/31/02        0.88+(2)      11.22+(2)      148
                  Worldwide High Income Portfolio Class
                                     A
      11/30/98       1.09(1)        8.89(1)       158
      1/31/99#       1.12+(1)       9.56+(1)       12
      1/31/00        1.14(1)       10.66(1)       116
      1/31/01        1.10          10.84          158
      1/31/02        1.11(1)       10.97(1)       139
                  Worldwide High Income Portfolio Class
                                     B
      7/9/01@-
      1/31/02        1.27+(3)      10.53+(3)      139
                  SunAmerica Balanced Portfolio Class A
      11/30/98       0.78           2.10          111
      1/31/99#       0.75+(1)       1.72+(1)       26
      1/31/00        0.66           2.01          197
      1/31/01        0.64           1.87          333
      1/31/02        0.66(2)        2.00(2)       322
                  SunAmerica Balanced Portfolio Class B
      7/9/01@-
      1/31/02        0.82+(2)       1.63+(2)      322

---------------


     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
     @  Inception of class.
   (1)  Gross of custody credits of 0.01%, 0.01%, 0.02%, 0.01%, and
        0.01% for the periods ending November 30, 1998, January 31,
        1999, January 31, 2000, January 31, 2001 and January 31,
        2002.
   (2)  Gross of custody credits of less than 0.01%.
   (3)  Gross of custody credits of 0.01%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                   MFS Total Return Portfolio Class A

      11/30/98     $14.75      $0.36         $ 1.56         $ 1.92        $(0.31)        $(1.40)     $14.96      13.54%   $131,440
      1/31/99#      14.96       0.06           0.82           0.88            --             --       15.84       5.88     145,332
      1/31/00       15.84       0.48          (0.38)          0.10         (0.29)         (1.77)      13.88       0.29     208,919
      1/31/01       13.88       0.51           2.37           2.88         (0.37)         (0.10)      16.29      20.94     303,278
      1/31/02       16.29       0.46          (0.52)         (0.06)        (0.32)         (0.52)      15.39      (0.25)    469,605

                                                   MFS Total Return Portfolio Class B

      7/9/01@-
      1/31/02       16.17       0.20          (0.16)          0.04         (0.31)         (0.52)      15.38       0.39      20,010

                                                   Asset Allocation Portfolio Class A

      11/30/98      16.21       0.48           0.08           0.56         (0.35)         (1.61)      14.81       2.85     713,045
      1/31/99#      14.81       0.07           0.15           0.22            --             --       15.03       1.49     724,516
      1/31/00       15.03       0.40           0.37           0.77         (0.48)         (0.80)      14.52       5.51     699,063
      1/31/01       14.52       0.41           0.36           0.77         (0.43)         (0.31)      14.55       5.38     653,310
      1/31/02       14.55       0.41          (1.35)         (0.94)        (0.46)         (0.31)      12.84      (6.36)    556,081

                                                   Asset Allocation Portfolio Class B

      7/9/01@-
      1/31/02       13.70       0.23          (0.34)         (0.11)        (0.45)         (0.31)      12.83      (0.67)      2,233

                                                   Telecom Utility Portfolio Class A

      11/30/98      12.91       0.42           1.62           2.04         (0.16)         (0.33)      14.46      15.98      68,049
      1/31/99#      14.46       0.08           0.03           0.11            --             --       14.57       0.76      77,323
      1/31/00       14.57       0.48           0.23           0.71         (0.24)         (0.62)      14.42       5.01     120,159
      1/31/01       14.42       0.39          (1.83)         (1.44)        (0.38)         (0.21)      12.39     (10.27)    112,682
      1/31/02       12.39       0.70          (2.70)         (2.00)        (0.38)            --       10.01     (16.46)     84,766

                                                   Telecom Utility Portfolio Class B

      7/9/01@-
      1/31/02       11.97       0.32          (1.91)         (1.59)        (0.37)            --       10.01     (13.56)      1,421

                                RATIO OF NET
                   RATIO OF      INVESTMENT
                  EXPENSES TO    INCOME TO
        PERIOD    AVERAGE NET   AVERAGE NET    PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                    MFS Total Return Portfolio Class A
      11/30/98       0.77%          2.43%        106%
      1/31/99#       0.81+          2.40+          86
      1/31/00        0.76(1)        3.17(1)       116
      1/31/01        0.74(1)        3.42(1)       111
      1/31/02        0.73(2)        2.93(2)       105
                    MFS Total Return Portfolio Class B
      7/9/01@-
      1/31/02        0.88+(2)       2.39+(2)      105
                    Asset Allocation Portfolio Class A
      11/30/98       0.64           3.15          156
      1/31/99#       0.66+          2.60+          30
      1/31/00        0.63           2.70          191
      1/31/01        0.64           2.75          172
      1/31/02        0.66(2)        3.05(2)       140
                    Asset Allocation Portfolio Class B
      7/9/01@-
      1/31/02        0.83+(2)       3.07+(2)      140
                    Telecom Utility Portfolio Class A
      11/30/98       1.01           3.04           72
      1/31/99#       0.93+          3.02+          12
      1/31/00        0.84           3.31          121
      1/31/01        0.84(1)        2.81(1)       104
      1/31/02        0.85(1)        6.09(1)       102
                    Telecom Utility Portfolio Class B
      7/9/01@-
      1/31/02        1.01+(1)       5.16+(1)      102


---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
     @  Inception of class.
   (1)  Gross of custody credits of 0.01%.
   (2)  Gross of custody credits of less than 0.01%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                    NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                  ASSETS
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                  END OF
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL       PERIOD
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***     (000S)
      -----------------------------------------------------------------------------------------------------------------------------
                                                     Equity Income Portfolio Class A

      12/14/98-
      1/31/99     $10.00      $ 0.03        $ 0.54         $ 0.57        $(0.03)        $   --      $10.54      5.70%    $    5,287
      1/31/00      10.54        0.22         (0.08)          0.14         (0.18)         (0.25)      10.25      1.29          6,670
      1/31/01      10.25        0.21          1.27           1.48         (0.02)            --       11.71     14.44          8,315
      1/31/02      11.71        0.21         (0.85)         (0.64)        (0.19)            --       10.88     (5.44)         8,060

                                                     Equity Index Portfolio Class A

      12/14/98-
      1/31/99      10.00        0.01          1.17           1.18         (0.03)            --       11.15     11.81         11,168
      1/31/00      11.15        0.12          0.67           0.79         (0.06)            --       11.88      7.05         63,487
      1/31/01      11.88        0.08         (0.24)         (0.16)           --          (0.02)      11.70     (1.29)        63,786
      1/31/02      11.70        0.08         (2.02)         (1.94)        (0.08)         (0.09)       9.59    (16.57)        51,434

                                                     Growth-Income Portfolio Class A

      11/30/98     20.82        0.17          4.33           4.50         (0.13)         (0.96)      24.23     21.91      1,019,590
      1/31/99#     24.23        0.02          3.63           3.65            --             --       27.88     15.06      1,206,113
      1/31/00      27.88        0.16          4.75           4.91         (0.15)         (1.40)      31.24     18.37      1,828,340
      1/31/01      31.24        0.19         (0.65)         (0.46)        (0.13)         (1.60)      29.05     (1.63)     1,931,070
      1/31/02      29.05        0.15         (6.00)         (5.85)        (0.19)         (1.26)      21.75    (19.96)     1,450,218

                                                     Growth-Income Portfolio Class B

      7/9/01-@
      1/31/02      25.28        0.05         (2.15)         (2.10)        (0.18)         (1.26)      21.74     (8.11)        14,959

                               RATIO OF NET
                  RATIO OF      INVESTMENT
                 EXPENSES TO    INCOME TO
       PERIOD    AVERAGE NET   AVERAGE NET    PORTFOLIO
        ENDED      ASSETS         ASSETS      TURNOVER
      ---------  --------------------------------------
                    Equity Income Portfolio Class A
      12/14/98-
      1/31/99       0.95%+(2)      1.87%+(2)    14%
      1/31/00       0.95(2)        2.05(2)       34
      1/31/01       0.95(2)        1.94(2)       59
      1/31/02       0.95(1)(2)     1.89(1)(2)    30
                     Equity Index Portfolio Class A
      12/14/98-
      1/31/99       0.55+(2)       0.75+(2)      --
      1/31/00       0.55(2)        1.02(2)        1
      1/31/01       0.55(2)        0.64(2)        4
      1/31/02       0.55(1)(2)     0.80(1)(2)     5
                    Growth-Income Portfolio Class A
      11/30/98      0.60(2)        0.78(2)       53
      1/31/99#      0.60+(2)       0.55+(2)      16
      1/31/00       0.56(2)        0.56(2)       43
      1/31/01       0.57(2)        0.60(2)       52
      1/31/02       0.58(1)(2)     0.62(1)(2)    56
                    Growth-Income Portfolio Class B
      7/9/01-@
      1/31/02       0.74+(1)(2)     0.44+(1)(2)    56


---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
     @  Inception of class
   (1)  Net of custody credits of less than 0.01%.
   (2) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:


                                                           EXPENSES                           NET INVESTMENT INCOME (LOSS)
                                           -----------------------------------------    -----------------------------------------
                                           11/98    1/99+    1/00    1/01    1/02(1)    11/98    1/99+    1/00    1/01    1/02(1)
                                           -----------------------------------------    -----------------------------------------
      Equity Income Class A............      --%    3.47%    1.56%   1.88%    1.91%       --%    (0.65)%  1.44%   1.01%    0.93%
      Equity Index Class A.............      --     1.80     0.85    0.55     0.59        --     (0.50)   0.72    0.64     0.76
      Growth-Income Class A............    0.60     0.60     0.56    0.57     0.58      0.78     0.55     0.56    0.60     0.62
      Growth-Income Class B+...........      --       --      --      --      0.74        --       --      --      --      0.44

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      -----------------------------------------------------------------------------------------------------------------
                                              Federated Value Portfolio Class A

      11/30/98     $13.90      $ 0.17        $ 2.35         $ 2.52        $(0.06)        $(0.30)     $16.06      18.22%
      1/31/99#      16.06        0.02          0.54           0.56           --             --        16.62       3.49
      1/31/00       16.62        0.20         (0.14)          0.06         (0.12)         (0.69)      15.87       0.17
      1/31/01       15.87        0.25          1.37           1.62         (0.17)         (0.60)      16.72      10.62
      1/31/02       16.72        0.16         (1.44)         (1.28)        (0.21)         (0.39)      14.84      (7.53)

                                              Federated Value Portfolio Class B

      7/9/01@-
      1/31/02       16.11        0.07         (0.75)         (0.68)        (0.20)         (0.39)      14.84      (4.07)

                                            Davis Venture Value Portfolio Class A

      11/30/98      21.47        0.20          2.23           2.43         (0.12)         (0.68)      23.10      11.36
      1/31/99#      23.10        0.03          1.25           1.28           --             --        24.38       5.54
      1/31/00       24.38        0.13          3.06           3.19         (0.20)         (0.93)      26.44      13.42
      1/31/01       26.44        0.14          3.19           3.33         (0.12)         (0.28)      29.37      12.72
      1/31/02       29.37        0.12         (4.78)         (4.66)        (0.13)         (4.00)      20.58     (15.57)

                                            Davis Venture Value Portfolio Class B

      7/9/01@-
      1/31/02       26.21        0.05         (1.57)         (1.52)        (0.12)         (4.00)      20.57      (5.48)

                                           "Dogs" of Wall Street Portfolio Class A

      4/1/98-
      11/30/98      10.00        0.11         (0.30)         (0.19)          --             --         9.81      (1.90)
      1/31/99#       9.81        0.02         (0.23)         (0.21)          --             --         9.60      (2.14)
      1/31/00        9.60        0.21         (1.12)         (0.91)        (0.05)         (0.26)       8.38     (10.02)
      1/31/01        8.38        0.23          0.73           0.96         (0.22)         (0.10)       9.02      12.05
      1/31/02        9.02        0.20          0.36           0.56         (0.20)           --         9.38       6.34

                                           "Dogs" of Wall Street Portfolio Class B

      7/9/01@-
      1/31/02        9.15        0.09          0.34           0.43         (0.20)           --         9.38       4.79

                     NET                     RATIO OF NET
                    ASSETS      RATIO OF      INVESTMENT
                    END OF     EXPENSES TO    INCOME TO
        PERIOD      PERIOD     AVERAGE NET   AVERAGE NET    PORTFOLIO
        ENDED       (000S)       ASSETS         ASSETS      TURNOVER
      ----------  ---------------------------------------------------
                           Federated Value Portfolio Class A
      11/30/98    $  145,900      0.83%          1.13%          51%
      1/31/99#       159,176     0.86+          0.75+            4
      1/31/00        208,488      0.77           1.17           34
      1/31/01        231,716      0.76           1.56           46
      1/31/02        270,692      0.76(1)        1.05(1)        33
                           Federated Value Portfolio Class B
      7/9/01@-
      1/31/02          6,864      0.91+(1)       0.92+(1)       33
                         Davis Venture Value Portfolio Class A
      11/30/98     1,725,411      0.75           0.89           25
      1/31/99#     1,840,354     0.77+          0.86+            5
      1/31/00      2,303,994      0.74           0.51           23
      1/31/01      2,808,045      0.75           0.47           26
      1/31/02      2,323,050      0.76(1)        0.49(1)        30
                         Davis Venture Value Portfolio Class B
      7/9/01@-
      1/31/02         33,826      0.92+(1)       0.43+(1)       30
                        "Dogs" of Wall Street Portfolio Class A
      4/1/98-
      11/30/98        65,283      0.85+(2)       2.04+(2)      --
      1/31/99#        78,062      0.85+(2)       0.93+(2)       58
      1/31/00         98,924      0.67(2)        2.11(2)        51
      1/31/01         92,070      0.72(2)        2.76(2)        55
      1/31/02        112,588      0.71(1)(2)     2.22(1)(2)     35
                        "Dogs" of Wall Street Portfolio Class B
      7/9/01@-
      1/31/02          3,049      0.86+(1)(2)     1.78+(1)(2)     35


---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
     @  Inception of class.
   (1)  Gross of custody credits of less than 0.01%.
   (2) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                          EXPENSES                               NET INVESTMENT INCOME
                                          -----------------------------------------    ------------------------------------------
                                          11/98    1/99+    1/00    1/01    1/02(1)    11/98    1/99+    1/00    1/01     1/02(1)
                                          -----------------------------------------    ------------------------------------------
      "Dogs" of Wall Street Class A...    0.92%+   0.85%    0.67%   0.72%    0.71%     1.97%+   0.93%    2.11%    2.76%     2.22%
      "Dogs" of Wall Street Class
       B+.............................     --       --      --      --       0.86       --       --      --        --       1.78

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                    NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                  ASSETS
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                  END OF
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL       PERIOD
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000'S)
      -----------------------------------------------------------------------------------------------------------------------------
                                                    Alliance Growth Portfolio Class A

      11/30/98    $22.56      $ 0.07        $ 7.77         $ 7.84        $(0.06)        $(2.30)     $28.04      35.92%   $1,396,140
      1/31/99#     28.04          --          7.22           7.22            --             --       35.26      25.75     1,864,924
      1/31/00      35.26       (0.04)         4.46           4.42         (0.05)         (3.05)      36.58      14.09     2,875,413
      1/31/01      36.58       (0.04)        (3.40)         (3.44)           --          (4.94)      28.20     (10.17)    2,810,098
      1/31/02      28.20        0.04         (6.61)         (6.57)           --          (2.22)      19.41     (23.05)    1,928,115

                                                    Alliance Growth Portfolio Class B

      7/9/01@
      1/31/02      22.75       (0.01)        (1.12)         (1.13)           --          (2.22)      19.40      (4.67)       20,918

                                                Goldman Sachs Research Portfolio Class A

      7/3/00-
      1/31/01      10.00       (0.03)        (0.01)         (0.04)           --          (0.04)       9.92      (0.42)       39,903
      1/31/02       9.92       (0.04)        (3.09)         (3.13)           --             --        6.79     (31.55)       28,382

                                                Goldman Sachs Research Portfolio Class B

      7/9/01@
      1/31/02       8.11       (0.03)        (1.30)         (1.33)           --             --        6.78     (16.40)        2,049

                                                 MFS Growth and Income Portfolio Class A

      11/30/98     15.62        0.02          2.61           2.63         (0.12)         (2.76)      15.37      17.82       238,298
      1/31/99#     15.37        0.01          1.60           1.61            --             --       16.98      10.47       266,069
      1/31/00      16.98        0.10          0.11           0.21         (0.03)         (3.81)      13.35       1.77       337,222
      1/31/01      13.35        0.08          0.42           0.50         (0.08)            --       13.77       3.71       369,518
      1/31/02      13.77        0.08         (2.45)         (2.37)        (0.07)         (0.54)      10.79     (17.15)      323,404

                                                 MFS Growth and Income Portfolio Class B

      7/9/01@
      1/31/02      12.10        0.02         (0.71)         (0.69)        (0.07)         (0.54)      10.80      (5.67)        5,674

                               RATIO OF NET
                  RATIO OF      INVESTMENT
                 EXPENSES TO    INCOME TO
       PERIOD    AVERAGE NET   AVERAGE NET    PORTFOLIO
        ENDED      ASSETS         ASSETS      TURNOVER
      ---------  --------------------------------------
                   Alliance Growth Portfolio Class A
      11/30/98      0.58%          0.27%         90%
      1/31/99#      0.63+         (0.01)+         11
      1/31/00       0.63          (0.11)          77
      1/31/01       0.64          (0.10)         101
      1/31/02       0.65(3)        0.17(3)        86
                   Alliance Growth Portfolio Class B
      7/9/01@
      1/31/02       0.81+(3)      (0.10)+(3)      86
                 Goldman Sachs Research Portfolio Class
                                    A
      7/3/00-
      1/31/01       1.35+(1)(4)    (0.54)+(1)(4)    115
      1/31/02       1.35(2)(4)    (0.49)(2)(4)    144
                 Goldman Sachs Research Portfolio Class
                                    B
      7/9/01@
      1/31/02       1.50+(2)(4)    (0.75)+(2)(4)    144
                 MFS Growth and Income Portfolio Class
                                    A
      11/30/98      0.70           0.17          105
      1/31/99#      0.75+          0.38+          76
      1/31/00       0.75           0.66           64
      1/31/01       0.76           0.58           81
      1/31/02       0.78(3)        0.66(3)        82
                 MFS Growth and Income Portfolio Class
                                    B
      7/9/01@
      1/31/02       0.93+(3)       0.37+(3)       82

---------------

     *  Calculated based upon average shares outstanding
    ** After fee waivers and expense reimbursements by the investment adviser
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
     @  Inception of class.
   (1) The ratios reflect an expense cap of 1.35% which is net of custody credits (0.01%) or waivers/reimbursements if applicable.
   (2)  Net of custody credits of less than 0.01%.
   (3)  Gross of custody credits of less than 0.01%.
   (4) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                         EXPENSES                            NET INVESTMENT INCOME (LOSS)
                                         -----------------------------------------    -------------------------------------------
                                         11/98    1/99+    1/00    1/01    1/02(3)    11/98    1/99+    1/00     1/01     1/02(3)
                                         -----------------------------------------    -------------------------------------------
      Goldman Sachs Research Class A...    --%      --%     --%    1.63%+   1.49%       --%      --%       --%   (0.82)%+  (0.63)%
      Goldman Sachs Research Class
       B+..............................    --       --      --      --      1.70        --       --        --       --     (0.94)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000S)
      ---------------------------------------------------------------------------------------------------------------------------
                                                    Putnam Growth Portfolio Class A

      11/30/98    $19.15      $ 0.01        $ 4.15         $ 4.16        $(0.02)        $(3.08)     $20.21      22.56%   $398,863
      1/31/99#     20.21       (0.01)         3.33           3.32           --             --        23.53      16.43     494,813
      1/31/00      23.53       (0.02)         3.76           3.74         (0.01)         (0.78)      26.48      16.51     783,896
      1/31/01      26.48       (0.03)        (3.37)         (3.40)          --           (2.23)      20.85     (13.68)    732,943
      1/31/02      20.85        0.02         (5.39)         (5.37)          --           (0.59)      14.89     (25.71)    486,747

                                                    Putnam Growth Portfolio Class B

      7/9/01@-
      1/31/02      17.41         --          (1.94)         (1.94)          --           (0.59)      14.88     (11.09)      3,960

                                                  Blue Chip Growth Portfolio Class A

      7/5/00-
      1/31/01      10.00        0.06         (1.24)         (1.18)        (0.03)           --         8.79     (11.82)     15,801
      1/31/02       8.79        0.03         (2.20)         (2.17)          --             --         6.62     (24.64)     29,342

                                                  Blue Chip Growth Portfolio Class B

      7/9/01@-
      1/31/02       7.31         --          (0.69)         (0.69)          --             --         6.62      (9.41)      2,624

                                                     Real Estate Portfolio Class A

      11/30/98     11.53        0.45         (1.93)         (1.48)        (0.16)         (0.01)       9.88     (13.04)     59,102
      1/31/99#      9.88        0.09         (0.36)         (0.27)          --             --         9.61      (2.73)     58,504
      1/31/00       9.61        0.39         (1.14)         (0.75)        (0.33)           --         8.53      (8.03)     53,766
      1/31/01       8.53        0.39          1.84           2.23         (0.36)           --        10.40      26.40      76,224
      1/31/02      10.40        0.56          0.16           0.72         (0.32)           --        10.80       7.12      85,794

                                                     Real Estate Portfolio Class B

      7/9/01@-
      1/31/02      11.04        0.37         (0.30)          0.07         (0.32)           --        10.79       0.78       1,726

                                 RATIO OF NET
                  RATIO OF        INVESTMENT
                 EXPENSES TO   INCOME (LOSS) TO
       PERIOD    AVERAGE NET     AVERAGE NET      PORTFOLIO
        ENDED      ASSETS           ASSETS        TURNOVER
      ---------  ------------------------------------------
                      Putnam Growth Portfolio Class A
      11/30/98      0.86%            0.09%            75%
      1/31/99#      0.86+           (0.19)+           10
      1/31/00       0.80            (0.09)            76
      1/31/01       0.79            (0.10)            84
      1/31/02       0.82(2)          0.11(2)          94
                      Putnam Growth Portfolio Class B
      7/9/01@-
      1/31/02       0.99+(2)        (0.05)+(2)        94
                     Blue Chip Growth Portfolio Class A
      7/5/00-
      1/31/01       0.85+(3)         1.06+(3)         81
      1/31/02       0.85(1)(3)       0.36(1)(3)      125
                     Blue Chip Growth Portfolio Class B
      7/9/01@-
      1/31/02       1.00+(1)(3)      (0.01)+(1)(3)    125
                       Real Estate Portfolio Class A
      11/30/98      0.95             4.21             26
      1/31/99#      1.01+            5.63+             6
      1/31/00       0.92             4.24             61
      1/31/01       0.96             4.05             28
      1/31/02       0.92(2)          5.32(2)          62
                       Real Estate Portfolio Class B
      7/9/01@-
      1/31/02       1.07+(2)         6.30+(2)         62


---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
     @  Inception of class
   (1)  Net of custody credits of less than 0.01%.
   (2)  Gross of custody credits of less than 0.01%.
   (3) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                         EXPENSES                            NET INVESTMENT INCOME (LOSS)
                                         -----------------------------------------    -------------------------------------------
                                         11/98    1/99+    1/00    1/01    1/02(1)    11/98    1/99+    1/00     1/01     1/02(1)
                                         -----------------------------------------    -------------------------------------------
      Blue Chip Growth Class A.........    --%      --%     --%    1.81%+   1.16%       --%      --%       --%    0.10%+    0.05%
      Blue Chip Growth Class B+........    --       --      --      --      1.25        --       --        --       --     (0.26)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
      ---------------------------------------------------------------------------------------------------------------------------
                                                 Small Company Value Portfolio Class A

      12/14/98-
      1/31/99     $10.00      $   --        $ 0.05         $ 0.05        $(0.02)        $   --      $10.03       0.49%   $  5,024
      1/31/00      10.03       (0.04)         0.58           0.54            --          (0.05)      10.52       5.37       5,226
      1/31/01      10.52       (0.05)         2.23           2.18            --          (2.26)      10.44      20.98       4,409
      1/31/02      10.44       (0.04)         0.66           0.62            --          (0.29)      10.77       6.29       6,056

                                                 MFS Mid-Cap Growth Portfolio Class A

      4/01/99-
      1/31/00      10.00       (0.01)         5.84           5.83            --          (0.23)      15.60      58.26      81,636
      1/31/01      15.60       (0.04)         3.76           3.72            --          (0.33)      18.99      23.97     367,523
      1/31/02      18.99       (0.03)        (6.58)         (6.61)           --          (2.38)      10.00     (34.93)    280,024

                                                 MFS Mid-Cap Growth Portfolio Class B

      7/9/01@
      1/31/02      15.37       (0.04)        (2.96)         (3.00)           --          (2.38)       9.99     (19.67)     11,418

                                                  Aggressive Growth Portfolio Class A

      11/30/98     11.76        0.04          0.52           0.56            --             --       12.32       4.76     133,183
      1/31/99#     12.32          --          3.20           3.20            --             --       15.52      25.97     182,313
      1/31/00      15.52          --          8.59           8.59         (0.03)         (1.36)      22.72      60.62     450,073
      1/31/01      22.72        0.05         (3.09)         (3.04)           --          (1.96)      17.72     (14.88)    495,826
      1/31/02      17.72        0.03         (5.77)         (5.74)        (0.05)         (3.09)       8.84     (31.71)    293,084

                                                  Aggressive Growth Portfolio Class B

      7/9/01@
      1/31/02      14.39       (0.02)        (2.39)         (2.41)        (0.05)         (3.09)       8.84     (15.94)      2,905

                                 RATIO OF NET
                  RATIO OF        INVESTMENT
                 EXPENSES TO   INCOME (LOSS) TO
       PERIOD    AVERAGE NET     AVERAGE NET      PORTFOLIO
        ENDED      ASSETS           ASSETS        TURNOVER
      ---------  ------------------------------------------
                   Small Company Value Portfolio Class A
      12/14/98-
      1/31/99       1.40%+(5)        0.12%+(5)         6%
      1/31/00       1.40(5)         (0.40)(5)         65
      1/31/01       1.40(1)(5)      (0.41)(1)(5)      57
      1/31/02       1.40(1)(5)      (0.37)(1)(5)      54
                    MFS Mid-Cap Growth Portfolio Class A
      4/01/99-
      1/31/00       1.15+(2)(5)      (0.13)+(2)(5)    108
      1/31/01       0.82(3)(5)      (0.20)(3)(5)     146
      1/31/02       0.82(4)(5)      (0.25)(4)(5)      96
                    MFS Mid-Cap Growth Portfolio Class B
      7/9/01@
      1/31/02       0.98+(4)        (0.61)+(4)        96
                    Aggressive Growth Portfolio Class A
      11/30/98      0.83             0.32            268
      1/31/99#      0.82+            0.13+            29
      1/31/00       0.75             0.02            131
      1/31/01       0.70             0.23            263
      1/31/02       0.75(4)          0.21(4)         229
                    Aggressive Growth Portfolio Class B
      7/9/01@
      1/31/02       0.92+(4)        (0.32)+(4)       229


---------------


     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
     @  Inception of class.
   (1) The ratios reflect an expense cap of 1.40% which is net of custody credits (0.01%) or waivers/reimbursements if applicable.
   (2) The ratios reflect an expense cap of 1.15% which is net of custody credits (0.02%) or waivers/reimbursements if applicable.
   (3)  Gross of custody credits of 0.01%
   (4)  Gross of custody credits of less than 0.01%.
   (5) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:



                                                       EXPENSES                             NET INVESTMENT INCOME (LOSS)
                                       -----------------------------------------      ----------------------------------------
                                       11/98    1/99+    1/00    1/01     1/02        11/98    1/99+    1/00    1/01     1/02
                                       -----------------------------------------      ----------------------------------------
      Small Company Value Class A....    --%    3.87%    2.25%   2.64%    2.95%(3)      --%    (2.35)%  (1.25)% (1.65)%  (1.93)%(3)
      MFS Mid-Cap Growth Class A.....    --       --     1.19+   0.82    0.82(4)        --       --     (0.17)+ (0.20)   (0.25)(4)
      MFS Mid-Cap Growth Class B+....    --       --      --      --     0.95(4)        --       --        --      --    (0.61)(4)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                 Growth Opportunities Portfolio Class A
      7/5/00-
      1/31/01      $10.00      $ 0.07        $(1.10)        $(1.03)       $(0.04)        $   --      $ 8.93     (10.30)%  $ 28,836
      1/31/02        8.93       (0.02)        (3.06)         (3.08)           --             --        5.85     (34.48)     33,797
                                                 Growth Opportunities Portfolio Class B
      7/9/01@-
      1/13/02        6.32       (0.02)        (0.46)         (0.48)           --             --        5.84      (7.58)      1,463
                                                    Marsico Growth Portfolio Class A
      12/29/00-
      1/31/01       10.00        0.01          0.53           0.54            --             --       10.54       5.40       5,596
      1/31/02       10.54        0.01         (1.74)         (1.73)           --          (0.02)       8.79     (16.35)     14,810
                                                    Marsico Growth Portfolio Class B
      7/9/01@-
      1/31/02        8.90       (0.02)        (0.07)         (0.09)           --          (0.02)       8.79      (0.97)      4,019
                                           International Growth and Income Portfolio Class A
      11/30/98      10.41        0.13          0.86           0.99         (0.03)         (0.06)      11.31       9.58     128,344
      1/31/99#      11.31          --          0.40           0.40         (0.02)         (0.19)      11.50       3.56     142,497
      1/31/00       11.50        0.15          1.97           2.12         (0.45)         (0.89)      12.28      17.99     253,962
      1/31/01       12.28        0.12          0.36           0.48         (0.12)         (0.13)      12.51       3.95     342,114
      1/31/02       12.51        0.09         (3.05)         (2.96)        (0.03)         (0.45)       9.07     (23.67)    289,084
                                           International Growth and Income Portfolio Class B
      7/9/01@-
      1/31/02       10.48       (0.02)        (0.88)         (0.90)        (0.03)         (0.45)       9.10      (8.63)      4,964
                                                   Global Equities Portfolio Class A
      11/30/98      15.98        0.07          2.40           2.47         (0.19)         (1.36)      16.90      15.34     420,358
      1/31/99#      16.90          --          1.71           1.71            --             --       18.61      10.12     463,138
      1/31/00       18.61        0.06          4.00           4.06         (0.21)         (1.37)      21.09      23.67     632,495
      1/31/01       21.09       (0.03)        (1.91)         (1.94)        (0.03)         (1.59)      17.53      (9.29)    650,067
      1/31/02       17.53        0.02         (4.90)         (4.88)        (0.01)         (2.15)      10.49     (27.72)    409,626
                                                   Global Equities Portfolio Class B
      7/9/01@-
      1/31/02       13.81       (0.02)        (1.15)         (1.17)        (0.01)         (2.15)      10.48      (8.38)      3,562

                                RATIO OF NET
                   RATIO OF      INVESTMENT
                  EXPENSES TO    INCOME TO
        PERIOD    AVERAGE NET   AVERAGE NET    PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                  Growth Opportunities Portfolio Class A
      7/5/00-
      1/31/01        1.00%+(5)      1.16%+(5)      86%
      1/31/02        1.00(3)(5)    (0.26)(3)(5)    339
                  Growth Opportunities Portfolio Class B
      7/9/01@-
      1/13/02        1.15+(3)(5)    (0.50)+(3)(5)    339
                     Marsico Growth Portfolio Class A
      12/29/00-
      1/31/01        1.00+(1)(5)     0.73+(1)(5)     10
      1/31/02        1.00(2)(5)     0.12(2)(5)    128
                     Marsico Growth Portfolio Class B
      7/9/01@-
      1/31/02        1.15+(2)(5)    (0.37)+(2)(5)    128
                     International Growth and Income
                             Portfolio Class A
      11/30/98       1.46(5)        1.12(5)        51
      1/31/99#       1.46+(5)      (0.10)+(5)      10
      1/31/00        1.21(5)        1.16(5)        75
      1/31/01        1.18(5)        0.95(5)        80
      1/31/02        1.20(3)(5)     0.84(3)(5)    148
                     International Growth and Income
                             Portfolio Class B
      7/9/01@-
      1/31/02        1.37+(3)(5)    (0.45)+(3)(5)    148
                    Global Equities Portfolio Class A
      11/30/98       0.88           0.46           92
      1/31/99#       0.86+         (0.04)+         12
      1/31/00        0.84           0.30           94
      1/31/01        0.84          (0.15)          93
      1/31/02        0.87(4)        0.14(4)        75
                    Global Equities Portfolio Class B
      7/9/01@-
      1/31/02        1.05+(4)      (0.33)+(4)      75


---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
     @  Inception of class.
   (1) The ratios reflect an expense cap of 1.00% which is net of custody credits (0.44%) or waivers/reimbursements if applicable.
   (2) The ratios reflect an expense cap of 1.00% and 1.15% for Class A and Class B, respectively, which are net of custody credits (0.01%) or waiver/reimbursements if applicable.
   (3)  Net of custody credits of less than 0.01%.
   (4)  Gross of custody credits of less than 0.01%.
   (5) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                         EXPENSES                            NET INVESTMENT INCOME (LOSS)
                                          --------------------------------------      -------------------------------------------
                                          11/98    1/99+    1/00    1/01    1/02      11/98    1/99+    1/00    1/01       1/02
                                          --------------------------------------      -------------------------------------------
      Growth Opportunities Class A......    --%      --%     --%    1.26%+  1.19%(4)    --%      --%     --%     0.90%+   (0.44)%(4)
      Growth Opportunities Class B+.....    --       --      --      --     1.31(4)     --       --      --        --    (0.66)(4)
      Marsico Growth Class A............    --       --      --     4.73+   1.86(2)     --       --      --     (3.00)+  (0.73)(6)
      Marsico Growth Class B+...........    --       --      --      --     1.73(2)     --       --      --        --    (0.96)(6)
      International Growth and Income
       Class A..........................  1.46     1.46     1.21    1.18    1.20(4)   1.12     (0.10)   1.16    (0.95)     0.84(4)
      International Growth and Income
       Class B+.........................    --       --      --      --     1.34(4)     --       --      --        --     (0.45)(4)

     (6)  Gross of custody credits of 0.01%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000S)
      ---------------------------------------------------------------------------------------------------------------------------
                                         International Diversified Equities Portfolio Class A

      11/30/98    $11.33      $0.15         $ 1.93         $ 2.08        $(0.40)        $(0.15)     $12.86      18.33%   $354,174
      1/31/99#     12.86      (0.01)          0.22           0.21            --             --       13.07       1.63     373,785
      1/31/00      13.07       0.13           1.91           2.04         (0.21)         (0.08)      14.82      15.85     464,988
      1/31/01      14.82       0.11          (1.91)         (1.80)        (0.12)         (2.14)      10.76     (12.71)    442,009
      1/31/02      10.76       0.07          (2.94)         (2.87)           --          (0.65)       7.24     (27.07)    309,703

                                         International Diversified Equities Portfolio Class B

      7/9/01(@)-
      1/31/02       8.97      (0.02)         (1.08)         (1.10)           --          (0.65)       7.22     (12.87)      5,381

                                                  Emerging Markets Portfolio Class A

      11/30/98      8.03       0.04          (1.78)         (1.74)        (0.07)            --        6.22     (21.86)     31,685
      1/31/99#      6.22       0.01             --           0.01         (0.01)            --        6.22       0.20      32,708
      1/31/00       6.22      (0.03)          4.81           4.78            --             --       11.00      76.86     102,740
      1/31/01      11.00      (0.02)         (2.95)         (2.97)        (0.06)         (0.16)       7.81     (26.87)     96,507
      1/31/02       7.81       0.03          (0.95)         (0.92)        (0.02)         (0.08)       6.79     (11.49)     82,624

                                                  Emerging Markets Portfolio Class B

      7/9/01@-
      1/31/02       6.62      (0.02)          0.29           0.27         (0.02)         (0.08)       6.79       4.38         717

                                                     Technology Portfolio Class A

      7/3/00-
      1/31/01      10.00      (0.04)         (2.80)         (2.84)           --             --        7.16     (28.40)     56,323
      1/31/02       7.16      (0.05)         (3.69)         (3.74)                                    3.42     (52.23)     40,156

                                                     Technology Portfolio Class B

      7/9/01@-
      1/31/02       4.04      (0.03)         (0.59)         (0.62)           --             --        3.42     (15.35)      2,312

                                       RATIO OF NET
                  RATIO OF              INVESTMENT
                 EXPENSES TO         INCOME (LOSS) TO
       PERIOD    AVERAGE NET           AVERAGE NET            PORTFOLIO
        ENDED      ASSETS                 ASSETS              TURNOVER
      ---------  ------------------------------------------------------
                  International Diversified Equities Portfolio Class A
      11/30/98            1.26%             1.18%                 40%
      1/31/99#            1.26+            (0.43)+                 7
      1/31/00             1.22              0.95                  65
      1/31/01             1.21              0.89                  72
      1/31/02             1.23(2)           0.84(2)               29
                  International Diversified Equities Portfolio Class B
      7/9/01(@)
      1/31/02             1.42+(2)         (0.58)+(2)             29
                           Emerging Markets Portfolio Class A
      11/30/98            1.90(3)           0.61(3)               96
      1/31/99#            1.90+(3)          0.60+(3)              22
      1/31/00             1.90(1)(3)       (0.41)(1)(3)          145
      1/31/01             1.57(3)          (0.22)(3)             125
      1/31/02             1.53(2)(3)        0.51(2)(3)           113
                           Emerging Markets Portfolio Class B
      7/9/01@-
      1/31/02             1.70+(2)         (0.56)+(2)            113
                              Technology Portfolio Class A
      7/3/00-
      1/31/01             1.49+            (0.93)+                98
      1/31/02             1.45(2)          (1.23)(2)             109
                              Technology Portfolio Class B
      7/9/01@-
      1/31/02             1.60+(2)         (1.46)+(2)            109


---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
     @  Inception of class.
   (1) The ratios reflect an expense cap of 1.90% which is net of custody credits (0.01%) or waiver/reimbursements if applicable.
   (2)  Gross of custody credits of less than 0.01%.
   (3) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                         EXPENSES                                NET INVESTMENT INCOME
                                         -----------------------------------------    -------------------------------------------
                                         11/98    1/99+    1/00    1/01    1/02(2)    11/98    1/99+    1/00     1/01     1/02(2)
                                         -----------------------------------------    -------------------------------------------
       Emerging Markets Class A......    2.01%    2.29%    1.91%   1.57%     1.53%    0.50%    0.21%    (0.42)%  (0.22)%    0.51%
       Emerging Markets Class B+.....      --       --      --      --       1.70       --       --        --       --     (0.56)

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-7238

                       STATEMENT OF ADDITIONAL INFORMATION

                             SUNAMERICA SERIES TRUST




This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current Prospectuses (Class A shares and/or Class B shares) of SunAmerica Series Trust ("Trust") dated May 1, 2002. This Statement of Additional Information ("SAI") incorporates the Prospectuses by reference. The Trust's audited financial statements with respect to the fiscal year ended January 31, 2002 are incorporated into this Statement of Additional Information by reference to its 2002 annual report to shareholders. You may request a copy of the Prospectuses and/or annual report at no charge by calling (800) 445-SUN2 or writing the Trust at the address below. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectuses.




                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299
                                 (800) 445-SUN2




                                   May 1, 2002

                                TABLE OF CONTENTS



                                                                                                                   Page
                                                                                                                   ----
TABLE OF CONTENTS................................................................................................     2
THE TRUST .......................................................................................................     3
INVESTMENT OBJECTIVES AND POLICIES...............................................................................     9
           SUPPLEMENTAL INVESTMENT/RISK CHARTS...................................................................    11
           Fixed Income Portfolios...............................................................................    11
           Balanced Or Asset Allocation Portfolios...............................................................    12
           Equity Portfolios.....................................................................................    13
           SUPPLEMENTAL GLOSSARY.................................................................................    51
           SUPPLEMENTAL INFORMATION ABOUT DERIVATIVES AND THEIR USE..............................................    81
           SUPPLEMENTAL INFORMATION CONCERNING HIGH-YIELD, HIGH-RISK BONDS AND SECURITIES RATINGS................    83
           SUPPLEMENTAL INFORMATION CONCERNING UTILITY COMPANIES.................................................    87
INVESTMENT RESTRICTIONS..........................................................................................    89
INVESTMENT RESTRICTIONS OF THE CASH MANAGEMENT PORTFOLIO ........................................................    89
TRUST OFFICERS AND TRUSTEES......................................................................................    53
INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT.....................................................................    61
           ADVISORY FEES.........................................................................................    66
           PERSONAL SECURITIES TRADING...........................................................................    67
SUBADVISORY AGREEMENTS...........................................................................................    68
           SUBADVISORY FEES......................................................................................    72
RULE 12b-1 PLAN..................................................................................................    73
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES.......................................................................    73
SHARES OF THE TRUST..............................................................................................    75
PRICE OF SHARES..................................................................................................    76
EXECUTION OF PORTFOLIO TRANSACTIONS..............................................................................    77
           2002 BROKERAGE COMMISSIONS............................................................................    79
           2001 BROKERAGE COMMISSIONS............................................................................    79
           2000 BROKERAGE COMMISSIONS............................................................................    80
FINANCIAL STATEMENTS.............................................................................................    82
GENERAL INFORMATION..............................................................................................    82
APPENDIX CORPORATE BOND AND COMMERCIAL PAPER RATINGS.............................................................    84

                                    THE TRUST



                     The Trust, organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. The Trust is composed of 31 separate portfolios (each, a "Portfolio"). Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts, and may be sold to fund variable life contracts in the future.



                     Shares of the Trust are held by separate accounts of Anchor National Life Insurance Company, an Arizona corporation, First SunAmerica Life Insurance Company, a New York corporation, AIG Life Insurance Company, a Delaware corporation, American International Life Assurance Company of New York, a New York corporation and American General Life Insurance Company, a Texas Corporation. Anchor National Life Insurance Company and First SunAmerica Life Insurance Company are wholly-owned subsidiaries of SunAmerica Life Insurance Company, an Arizona corporation, which is a wholly-owned subsidiary of SunAmerica Inc., a Delaware corporation, which in turn is a wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation. AIG Life Insurance Company, American International Life Assurance Company of New York and American General Life Insurance Company are also wholly-owned subsidiaries of AIG. (see "Account Information" in the Prospectuses). The life insurance companies listed above are collectively referred to as the "Life Companies."



                     The Trust commenced operations on February 9, 1993 with the Cash Management, High-Yield Bond, Growth-Income, Alliance Growth, Growth/Phoenix Investment Counsel, Provident Growth and the Global Equities Portfolios. The Fixed Income, Global Bond and Asset Allocation Portfolios commenced operations on July 1, 1993. The Trustees subsequently approved the addition of the following Portfolios: (a) Balanced/Phoenix Investment Counsel, International Diversified Equities, Worldwide High Income, and Venture Value Portfolios which commenced operations on October 21, 1994; (b) SunAmerica Balanced, Aggressive Growth, Federated Value, and Federated Utility Portfolios which commenced operations on June 1, 1996; (c) Emerging Markets, International Growth and Income, and Real Estate Portfolios which commenced operations on April 7, 1997;
(d) "Dogs" of Wall Street Portfolio which commenced operations on February 1, 1998; (e) Equity Income, Equity Index, and Small Company Value Portfolios which commenced operations on September 1, 1998; (f) the MFS Mid-Cap Growth Portfolio which commenced operations on April 1, 1999; (g) Goldman Sachs Research, Blue Chip Growth, Growth Opportunities and Technology Portfolios which commenced operations on July 5, 2000; and (h) Marsico Growth Portfolio which commenced operations on December 29, 2000. Effective January 12, 1999, the Trust's fiscal year end changed from November 30 to January 31.



                     The Trustees approved the renaming of the following
Portfolios: (a) Fixed Income Portfolio to Corporate Bond Portfolio effective June 1, 1996; (b) Federated Utility Portfolio to Utility Portfolio effective June 3, 1996; (c) Provident Growth Portfolio to Putnam Growth Portfolio effective April 7, 1997; (d) the Growth/Phoenix Investment Counsel Portfolio and Balanced/Phoenix Investment Counsel Portfolio to MFS Growth and Income Portfolio and MFS Total Return Portfolio, respectively effective January 1, 1999; (e) Venture Value Portfolio to Davis Venture Value Portfolio, effective April 10, 2000; and (f) Utility Portfolio to Telecom Utility Portfolio effective July 5, 2000.

                     SunAmerica Asset Management Corp. ("SAAMCo" or the "Adviser") serves as investment adviser and manager for the Trust. As described in the Prospectuses, SAAMCo retains Alliance Capital Management L.P. ("Alliance"), Banc of America Capital Management, LLC ("BACAP"), Davis Selected Advisers L.P. d/b/a Davis Advisors ("Davis"), Federated Investment Counseling ("Federated"), Goldman Sachs Asset Management ("GSAM"), Goldman Sachs Asset Management International ("GSAM-International"), Marsico Capital Management, LLC ("Marsico"), Massachusetts Financial Services Company ("MFS"), Morgan Stanley Investment Management Inc. d/b/a Van Kampen ("Van Kampen"), Putnam Investment Management Inc. ("Putnam"), U.S. Bancorp Asset Management ("USBAM") and WM Advisors, Inc. ("WMA"), (each a "Subadviser," and collectively, the "Subadvisers") to act as Subadvisers to certain of the Trust's Portfolios pursuant to various Subadvisory Agreements with SAAMCo.



                     On May 22, 2001, the Board of Trustees approved the creation of Class B shares and the renaming of all issued and outstanding shares as Class A shares. Class A shares of each Portfolio are offered only in connection with certain variable contracts. Class B shares of a given Portfolio are identical in all respects to Class A shares of the same Portfolio, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class B shares are subject to services fees, while Class A shares are not; and (iii) Class B shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class B shares. The Board of Trustees may establish additional portfolios or classes in the future.



                       INVESTMENT OBJECTIVES AND POLICIES



                     The investment goal and principal investment strategy for each of the Portfolios, along with certain types of investments the Portfolios make under normal market conditions and for efficient portfolio management, are described under "Trust Highlights" and "More Information About the Portfolios - Investment Strategies" in the Prospectuses. The following charts and information supplements the information contained in the Prospectuses and also provides information concerning investments the Portfolios make on a periodic basis which includes infrequent investments or investments in which the Portfolios reserve the right to invest. We have also included a supplemental glossary to define investment and risk terminology used in the charts below that does not otherwise appear in the Prospectuses under the section entitled "Glossary." In addition, the supplemental glossary also provides additional and/or more detailed information about certain investment and risk terminology that appears in the Prospectuses under the section entitled "Glossary." Unless otherwise indicated, investment restrictions, including percentage limitations are based on the net assets of each Portfolio and apply at the time of purchase. We will notify shareholders at least 60 days prior to any change to a Portfolio's investment objective or 80% investment policy, if applicable. "Net assets" will take into account borrowing for investment purposes.

                       SUPPLEMENTAL INVESTMENT/RISK CHARTS



                             FIXED INCOME PORTFOLIOS



                                                     CORPORATE                               HIGH-YIELD        WORLDWIDE HIGH
                             CASH MANAGEMENT           BOND           GLOBAL BOND             BOND               INCOME
In what other types      -   Borrowing for       -   Hybrid                 N/A       -    Options and      - U.S. government
of investment may the        temporary or            instruments                           futures            securities
Portfolio                    emergency purposes  -   Warrants                         -    Hybrid           - Loan participations
periodically invest?         (up to 5%)              (up to 10%)                           securities       - ADRs, EDRs and GDRs
                         -    Illiquid           -   Rights                                                 - Preferred stocks
                              securities             (up to 10%)                                            - Rights and warrants
                              (up to 10%)        -   Dollar rolls                                           - Registered investment
                         -    Registered         -   Firm                                                     companies
                              investment             commitment                                             - Reverse repurchase
                              companies for          agreements                                               agreements
                              temporary purposes -   Interest rate                                          - Short-term investments
                                                     swaps, caps,                                           - Convertible securities
                                                     floors and                                             - Pass-through
                                                     collars                                                  securities
                                                 -   Registered                                             - Junk bonds
                                                     investment                                               (up to 100%)
                                                     companies
                                                 -   REITs
                                                 -   Currency
                                                     transactions
                                                 -   Junk
                                                     bonds
                                                     (up to 35%)


What other types         -   Credit quality      -   Derivatives      -  Emerging     -   Currency          - Prepayment
of risks may                                     -   Foreign             markets          volatility        - Credit quality
potentially or                                       exposure         -  Illiquidity  -   Foreign exposure
periodically affect                              -   Hedging          -  Illiquidity
the Portfolio?                                   -   Active trading   -  Prepayment   -   Active
                                                 -   Illiquidity                          trading
                                                 -   Prepayment                       -   Emerging
                                                 -   Emerging                             markets
                                                     markets
                                                 -   Currency
                                                     volatility
                                                 -   Real
                                                     estate
                                                     industry
                                                 -   Credit
                                                     quality

                     BALANCED OR ASSET ALLOCATION PORTFOLIOS



                           SUNAMERICA BALANCED       MFS TOTAL RETURN                      ASSET ALLOCATION
In what other types of           N/A             -   Defensive investments            -  Borrowing for temporary or
investment may the                               -   Borrowing for                       emergency purposes
Portfolio periodically                               temporary or emergency              (up to 33 1/3%)
invest?                                              purposes
                                                     (up to 33 1/3%)
                                                 -   Illiquid securities
                                                     (up to 15%)

What other types         - Emerging markets      -   Illiquidity                      -   Prepayment
of risks may                                     -   Currency  volatility             -   Emerging markets
potentially or                                   -   Emerging markets                 -   Illiquidity
periodically affect
the Portfolio?

                               EQUITY PORTFOLIOS



                                                                         EQUITY
                                 TELECOM UTILITY                         INCOME             EQUITY INDEX
In what other          -      U.S. government                      -  Junk bonds                 N/A
types of                      securities                              (up to 25%)
investment may         -      Junk Bonds
the Portfolio          -      Warrants
periodically           -      Rights
invest?                -      Foreign securities
                       -      Zero coupon bonds
                       -      Deferred interest bonds
                       -      Pay-in-kind bonds
                       -      Firm commitment agreements
                       -      When-issued and delayed delivery
                              transactions
                       -      Illiquid securities (up to 15%)
                       -      Registered investment companies


What other types       -      Securities selection                 -  Foreign exposure        - Foreign exposure
of risks may           -      Derivatives                          -  Currency volatility     - Currency volatility
potentially or         -      Foreign exposure                     -  Emerging markets        - Emerging markets
periodically           -      Hedging                              -  Credit quality
affect the             -      Active trading
Portfolio?             -      Credit quality
                       -      Interest rate
                              fluctuations
                       -      Illiquidity
                       -      Real estate industry
                       -      Small and medium sized companies
                       -      Emerging markets
                       -      Value investing
                       -      Currency volatility




                                 GROWTH-INCOME                 FEDERATED VALUE                       DAVIS VENTURE VALUE

In what other          -     Short sales                 -      U.S. government              -      Equity securities
types of               -     Convertible securities             securities                   -      Small cap stocks
investment may         -     Warrants                    -      Corporate bonds              -      Fixed income securities
the Portfolio          -     Preferred stocks            -      Investment grade fixed       -      investment
periodically           -     Illiquid securities                income securities                   grade
invest?                      (up to 15%)                 -      Preferred stocks                    corporate bonds
                       -     Currency transactions       -      Small-cap stocks             -      Options
                                                         -      Warrants                     -      Illiquid securities
                                                         -      Illiquid securities                 (up to 15%)
                                                                (up to 15%)                  -      Registered investment
                                                         -      Registered investment               companies
                                                                companies                           (up to 10%)
                                                         -      Firm commitment              -      Currency transactions
                                                                agreements                   -      Borrowing for temporary or
                                                         -      When-issued and delayed             emergency purposes (up to 33
                                                                delivery transactions               1/3%)
                                                         -      REITs
                                                         -      Zero coupon bonds
                                                         -      Convertible securities
                                                         -      Deferred interest bonds




What other types       -     Small companies             -      Securities selection         -      Foreign exposure
of risks may           -     Foreign exposure            -      Derivatives                  -      Hedging
potentially or         -     urrency volatility          -      Foreign exposure             -      Illiquidity
periodically           -     merging markets             -      Hedging                      -      Interest rate
affect the                                               -      Active trading                      fluctuations
Portfolio?                                               -      Credit quality               -      Currency volatility
                                                         -      Illiquidity                  -      Emerging markets
                                                         -      Emerging markets
                                                         -      Small and medium sized
                                                                companies
                                                         -      Real estate industry
                                                         -      Value investing
                                                         -      Sector risk
                                                         -      Currency
                                                                Volatility

                                EQUITY PORTFOLIOS



                                            "DOGS" OF WALL STREET                         ALLIANCE GROWTH

In what other                         -     Illiquid securities             -     Short sales
types of                                    (up to 15%)                     -     Convertible securities
investments may                                                             -     Illiquid securities
the Portfolio                                                                     (up to 15%)
periodically                                                                -     Forward commitments
invest?                                                                     -     Currency transactions
                                                                            -     Junk bonds

What other types                                     N/A                    -     Foreign exposure
of risks may                                                                -     Currency volatility
potentially or                                                              -     Emerging markets
periodically affect                                                         -     Small companies
the Portfolio?                                                              -     Credit quality




                         GOLDMAN SACHS RESEARCH         MFS GROWTH AND INCOME                           MARSICO GROWTH

In what other      -  Short-term investments      -      Illiquid securities (up to 15%)      -      Securities lending
types of           -  Defensive investments       -      Defensive investments                       (up to 33 1/3%)
investments may    -  Illiquid securities         -      Borrowing for temporary or           -      REITS
the Portfolio         (up to 15%)                        emergency purposes (up to 33 1/3%)   -      Registered investment companies
periodically
invest?

What other types           N/A                    -      Illiquidity                          -      Derivatives
of risks may                                      -      Foreign exposure                     -      Currency volatility
potentially or                                    -      Currency volatility                  -      Emerging markets
periodically affect                               -      Emerging markets                     -      Illiquidity
the Portfolio?

                                EQUITY PORTFOLIOS



                                      PUTNAM GROWTH                      BLUE CHIP GROWTH                         REAL ESTATE
In what other types of         -      Illiquid securities        -     Illiquid securities            -  Fixed income securities:
investment may the                    (up to 15%)                      (up to 15%)                    -  investment grade
Portfolio periodically         -      Convertible securities     -     Fixed income                      corporate bonds
invest?                        -      Junk bonds                       securities                     -  Options
                                                                                                      -  Registered investment
                                                                                                         companies
                                                                                                      -  Securities lending
                                                                                                      -  Illiquid securities
                                                                                                         (up to 15%)
                                                                                                      -  Currency transactions
                                                                                                      -  Borrowing for temporary or
                                                                                                         emergency purposes
                                                                                                         (up to 33 1/3%)


What other types                -       Small companies           -   Interest rate                  -  Foreign exposure
of risks may potentially or     -       Foreign exposure              fluctuations                   -  Hedging
periodically affect the         -       Currency volatility       -   Small sized                    -  Illiquidity
Portfolio?                      -       Emerging markets              companies                      -  Interest rate
                                -       Credit quality            -   Illiquidity                       fluctuations
                                -       Illiquidity               -   Foreign exposure               -  Credit quality
                                                                  -   Currency                       -  Currency volatility
                                                                      volatility                     -  Emerging markets
                                                                  -   Derivatives                    -  Utility companies
                                                                  -   Hedging
                                                                  -   Emerging
                                                                      markets
                                                                  -   Utility companies
















                                                SMALL COMPANY VALUE

In what other types of                     -       Junk bonds
investment may the                                 (up to 5%)
Portfolio periodically
invest?


What other types                           -       Small companies
of risks may potentially or                -       Foreign exposure
periodically affect the                    -       Currency volatility
Portfolio?                                 -       Emerging markets
                                           -       Credit quality
                                           -       Illiquidity




                                EQUITY PORTFOLIOS


                                                  MFS MID-CAP GROWTH                        AGGRESSIVE GROWTH
In what other types of investment may       -     Illiquid securities             -     U.S. government securities
the Portfolio periodically invest?                (up to 15%)                     -     Corporate debt instruments
                                            -     Defensive investments           -     Preferred stocks
                                            -     Borrowing for temporary or      -     Rights
                                                  emergency purposes              -     Defensive investments
                                                  (up to 33 1/3%)                 -     Foreign securities
                                            -     Junk bonds                      -     Forward commitments
                                                  (up to 20%)                     -     Currency transactions
                                                                                  -     Securities lending
                                                                                        (up to 33 13%)
                                                                                  -     REITs
                                                                                  -     Registered investment
                                                                                        companies
                                                                                  -     Firm commitment agreements
                                                                                  -     When-issued and delayed
                                                                                        delivery transactions
                                                                                  -     Options and futures

What other types                            -     Credit quality                  -     Market volatility
of risks may potentially                    -     Currency volatility             -     Illiquidity
or periodically affect the                  -     Illiquidity                     -     Interest rate fluctuations
Portfolio?                                                                        -     Derivatives
                                                                                  -     Hedging
                                                                                  -     Foreign exposure
                                                                                  -     Currency volatility



                                                       GROWTH OPPORTUNITIES                               TECHNOLOGY
In what other types of investment may       -     Borrowing for temporary or emergency     -      Fixed income securities
the Portfolio periodically invest?                purposes                                         -      U.S. government securities
                                                  (up to 33 1/3%)                                  -      corporate debt instruments
                                            -     Illiquid securities                      -      Currency transactions
                                                  (up to 15%)                              -      Forward commitments
                                            -     Foreign securities                       -      Borrowing for temporary or
                                                                                                  emergency purposes
                                                                                                  (up to 33 1/3%)
                                                                                           -      Short-term investments
                                                                                           -      Defensive investments
                                                                                           -      Registered investment companies

What other types                            -     Foreign exposure                          -     Interest rate fluctuations
of risks may potentially                    -     Currency volatility                       -     Illiquidity
or periodically affect the                  -     Emerging Markets                          -     Currency volatility
Portfolio?                                  -     Illiquidity                               -     Derivatives
                                                                                            -     Hedging
                                                                                            -     Emerging markets

                                EQUITY PORTFOLIOS



                                             INTERNATIONAL                   GLOBAL EQUITIES                   INTERNATIONAL
                                           GROWTH AND INCOME                                               DIVERSIFIED EQUITIES

In what other types of           -   Equity securities:               -   Short sales                  -    Borrowing for temporary
investment may the                   -   convertible                  -   Convertible securities            or emergency purposes
Portfolio periodically invest?           securities                   -   Illiquid securities (up to        (up to 33 1/3%)
                                     -   warrants                         15%)
                                 -   Fixed income securities:
                                     -   investment grade
                                         securities
                                 -   Hybrid instruments
                                 -   Illiquid securities
                                     (up to 15%)
                                 -   Forward commitments
                                 -   Junk bonds

What other types                 -   Derivatives                      -   Illiquidity                  -    Credit quality
of risks may potentially         -   Growth stocks                    -   Emerging markets             -    Illiquidity
or periodically affect the       -   Illiquidity                                                       -    Derivatives
Portfolio?                       -   Small and medium sized                                            -    Hedging
                                     companies                                                         -    Securities selection
                                 -   Emerging markets
                                 -   Credit quality


                                                     EMERGING MARKETS

In what other types of                      -      Hybrid instruments
investment may the                          -      Structured notes
Portfolio periodically invest?              -      Swaps
                                            -      Illiquid securities
                                                   (up to 15%)
                                            -      Borrowing for temporary or
                                                   emergency purposes
                                                   (up to 33 1/3%)
                                            -      Currency transactions
                                            -      Forward commitment
                                            -      Junk bonds

What other types                            -      Derivatives
of risks may potentially                    -      Growth stocks
or periodically affect the Portfolio?       -      Illiquidity
                                            -      Small and medium sized
                                                   companies
                                            -      Credit quality

                             SUPPLEMENTAL GLOSSARY

         SHORT-TERM INVESTMENTS, including both U.S. and non-U.S. dollar denominated money market instruments, are invested in for reasons that may include (a) for liquidity purposes (to meet redemptions and expenses); (b) to generate a return on idle cash held by a Portfolio during periods when an Adviser/Subadviser is unable to locate favorable investment opportunities; or
(c) for temporary defensive purposes. The CASH MANAGEMENT PORTFOLIO invests principally in short-term investments. Common short-term investments include, but are not limited to:

                  Money Market Securities - Money Market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers' acceptances, time deposits and certificates of deposit.

                  Commercial Bank Obligations - Certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks. The CASH MANAGEMENT PORTFOLIO may also invest in obligations issued by commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by the CASH MANAGEMENT PORTFOLIO is fully insured by the Federal Deposit Insurance Corporation ("FDIC").

                  Savings Association Obligations - Certificates of deposit (interest-bearing time deposits) issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the FDIC. The CASH MANAGEMENT PORTFOLIO may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the CASH MANAGEMENT PORTFOLIO is fully insured by the FDIC.

                  Commercial Paper - Short-term notes (up to 12 months) issued by corporations or governmental bodies, including variable amount master demand notes. The CASH MANAGEMENT PORTFOLIO may purchase commercial paper only if judged by the Adviser to be of suitable investment quality. This includes commercial paper that is (a) rated in one of the two highest categories by any two or more nationally recognized statistical rating organizations ("NRSRO") or one NRSRO if only one NRSRO has rated the security, or (b) other commercial paper deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the CASH MANAGEMENT PORTFOLIO. (No more than 5% of the CASH MANAGEMENT PORTFOLIO'S assets may be invested in commercial paper in the second highest rating category; no more than the greater of 1% of the CASH MANAGEMENT PORTFOLIO'S assets or $1 million may be invested in such securities of any one issuer.) See "Appendix - Corporate Bond and Commercial Paper Ratings" for a description of the ratings. The CASH MANAGEMENT PORTFOLIO will not purchase commercial paper described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase.

                  Extendable Commercial Notes ("ECNs") - ECNs are very similar to commercial paper except that with ECNs the issuer has the option to extend maturity to 390 days. ECNs are issued at a discount rate with an initial redemption of not more than 90 days from the date of issue. The issuer of an ECN has the option to extend maturity to 390 days. If ECNs are not redeemed by the issuer on the initial redemption date the issuer will pay a premium (step-up) rate based on the ECNs' credit rating at the time. The CASH MANAGEMENT PORTFOLIO may purchase ECNs only if judged by the Adviser to be of suitable investment quality. This includes ECNs that are (a) rated in the two highest categories by Standard & Poor's Rating Service, a Division of the McGraw-Hill Companies, Inc. ("Standard & Poor's" or "S&P") and by Moody's Investor Service, Inc. ("Moody's"), or (b) other ECNs deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the CASH MANAGEMENT PORTFOLIO. (No more than 5% of the CASH MANAGEMENT PORTFOLIO'S assets may be invested in ECNs in the second highest rating category; no more than the greater of 1% of the CASH MANAGEMENT PORTFOLIO'S assets or $1 million may be invested in such securities of any one issuer.) See "Appendix - Corporate Bond and Commercial Paper Ratings" for a description of the ratings. The CASH MANAGEMENT PORTFOLIO will not purchase ECNs described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase.

                  Variable Amount Master Demand Notes permit a Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. The CASH MANAGEMENT PORTFOLIO'S investments in these instruments are limited to those that have a demand feature enabling the CASH MANAGEMENT PORTFOLIO unconditionally to receive the amount invested from the issuer upon seven or fewer days' notice. Generally, the CASH MANAGEMENT PORTFOLIO attempts to invest in instruments having a one-day notice provision. In connection with master demand note arrangements, the Adviser/Subadviser, subject to the direction of the Trustees, monitors on an ongoing basis, the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser/Subadviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's and a Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which a Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser/Subadviser has reason to believe that the borrower could not make timely repayment upon demand.

                  Corporate Bonds and Notes - A Portfolio may purchase corporate obligations that mature or that may be redeemed in 397 days or less. These obligations originally may have been issued with maturities in excess of such period. The CASH MANAGEMENT PORTFOLIO may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by Standard & Poor's and Moody's. See "Appendix - Corporate Bond and Commercial

         Paper Ratings" for description of investment-grade ratings by Standard & Poor's and Moody's.

                  Government Securities - Debt securities maturing within one year of the date of purchase include adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at lease annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities.

                  Repurchase Agreements. A Portfolio will enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser/Subadviser, subject to the guidance of the Board of Trustees. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio's money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains appropriate collateral. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. The Trustees have established guidelines to be used by the Adviser/Subadviser in connection with transactions in repurchase agreements and will regularly monitor each Portfolio's use of repurchase agreements. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% (10% with respect to the CASH MANAGEMENT PORTFOLIO) of the value of its total assets. However, repurchase agreements having a maturity of seven days or less for temporary defensive purposes are not subject to the limits on illiquid securities.

                  Money Market Funds. The CASH MANAGEMENT PORTFOLIO is permitted to invest in other registered Money Market Funds for temporary purposes and to the extent permitted under the 1940 Act, provided that the yield on such investment, net of fund fees and expenses, is greater than the yield available on other overnight investments.

                  MORTGAGE-BACKED SECURITIES include investments in mortgage-related securities, including certain U.S. government securities such as GNMA, FNMA or FHLMC certificates (as defined below), and private mortgage-related securities, which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

                  The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.

                  Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Portfolio may purchase mortgage-backed securities at a premium or at a discount.

                  The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

                  GNMA Certificates. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

                  GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the FMHA, or guaranteed by the Veterans Administration. The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

                  The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market.

                  FHLMC Certificates. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

                  GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

                  FNMA Certificates. The FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

Other types of mortgage-backed securities include:

                  Conventional Mortgage Pass-Through Securities represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or Real Estate Mortgage Investment Conduits ("REMICs") and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

                  The mortgage pools underlying Conventional Mortgage Pass-Throughs consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.

                  Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.

                  Collateralized Mortgage Obligations ("CMOs") are fully collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.

                  Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

                  Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those that are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

                  A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay CMOs which generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the "PAC Certificates"), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

                  Stripped Mortgage-Backed Securities ("SMBS") are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS have greater market volatility than other types of U.S. government securities in which a Portfolio invests. A common type of SMBS has one class receiving some of the interest and all or most of the principal (the "principal only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest only" class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio's yield. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Portfolio's net asset value per share. Only government interest-only and principal-only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Trustees may be considered liquid securities not subject to a Portfolio's limitation on investments in illiquid securities.

                  ASSET-BACKED SECURITIES, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

                  Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories:
(i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

                  MUNICIPAL BONDS. Fixed income securities include, among other things, municipal bonds which are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. A Portfolio may invest in municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

                  U.S. TREASURY INFLATION PROTECTION SECURITIES are issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U"). The value of the principal is adjusted for inflation, and pays interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance. The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date. Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

                  The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month. Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

                  Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. STRIPS components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.

                  LOAN PARTICIPATIONS AND ASSIGNMENTS include investments in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions ("Lenders"). Investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of Participations, the Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Adviser/Subadviser to be creditworthy. When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio and calculating its net asset value.

                  The MFS TOTAL RETURN PORTFOLIO may also purchase or trade other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments that obligate the Portfolio to pay additional cash on a certain date or on demand.

                  The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and there may be no liquid market for such securities, as described above.

                  SHORT SALES are effected by selling a security that a Portfolio does not own. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. A short sale against the box of an "appreciated financial position" (e.g., appreciated stock) generally is treated as a sale by the Portfolio for federal income tax purposes. A Portfolio generally will recognize any gain (but not loss) for federal income tax purposes at the time that it makes a short sale against the box. A Portfolio may not enter into a short sale against the box, if, as a result, more than 25% of its total assets would be subject to such short sales. When a Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. To deliver the securities to the buyer, a Portfolio will need to arrange through a broker to borrow the securities and, in so doing, a Portfolio will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. A Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. A Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral in the form of segregated cash or liquid securities. In addition, such Portfolio will place in a segregated account an amount of cash or liquid securities equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). In the event that the value of the collateral deposited with the broker, plus the value of the assets in the segregated amount should fall below the value of the securities sold short, additional amounts to cover the difference will be placed in the segregated accounts. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

                  INVERSE FLOATERS are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

                  ILLIQUID SECURITIES. Each of the Portfolios may invest no more than 15% (10% in the case of the CASH MANAGEMENT PORTFOLIO) of its net assets, determined as of the date of purchase, in illiquid securities including repurchase agreements that have a maturity of longer than seven days or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There generally will be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, the Portfolios will seek to obtain the right of registration at the expense of the issuer (except in the case of "Rule 144A securities," as described below).

                  In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

                  Restricted securities eligible for resale pursuant to Rule 144A, under the Securities Act for which there is a readily available market will not be deemed to be illiquid. The Adviser or Subadviser, as the case may be, will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees of the Trust. In reaching liquidity decisions, the Adviser, or Subadviser, as the case may be, will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

                  Commercial paper issues in which a Portfolio may invest include securities issue by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by
Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. The CASH MANAGEMENT PORTFOLIO'S 10% limitation on investments in illiquid securities includes
Section 4(2) paper that the Adviser has not determined to be liquid pursuant to guidelines established by the Trustees. The Portfolio's Board of Trustees delegated to the Adviser the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.

                  CURRENCY VOLATILITY. The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

                  DERIVATIVES. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

                  REITS pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of credit extended. Equity and Mortgage REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from registration under the Investment Company Act of 1940 (the "1940 Act"). Changes in interest rates may also affect the value of the debt securities in the Portfolio's portfolio. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his proportionate share of the expense of the Portfolio, but also, indirectly, similar expenses of the REITs, including compensation of management.

                  FLOATING RATE OBLIGATIONS. These securities have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies, may have a maturity in excess of one year. In some cases, the coupon rate may vary with changes in the yield on Treasury bills or notes or with changes in LIBOR (London Interbank Offering Rate). The Adviser considers floating rate obligations to be liquid investments because a number of U.S. and foreign securities dealers make active markets in these securities.

                  WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. When-issued or delayed-delivery transactions call for the purchase or sale of securities at an agreed-upon price on a specified future date. Although a Portfolio will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Portfolio and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Portfolio will maintain a segregated account with its custodian, consisting of cash or liquid securities at least equal to the value of purchase commitments until payment is made. A Portfolio will likewise segregate liquid assets in respect of securities sold on a delayed delivery basis.

                  A Portfolio will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Portfolio losing the opportunity to obtain a price and yield considered to be advantageous. If a Portfolio chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a firm commitment, it may incur a gain or loss. (At the time a Portfolio makes a commitment to purchase or sell a security on a when-issued or firm commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

                  To the extent a Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Portfolio enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and firm commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser/Subadviser before settlement of a purchase will affect the value of such securities and may cause a loss to a Portfolio.

                  When-issued transactions and firm commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Portfolio might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. An example of a when-issued or delayed delivery security is a "to be announced" or "TBA" mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security is purchased or sold with the specific pools to be announced on a future settlement date, with no definitive maturity date. The actual principal amount and maturity date will be determined upon settlement date.

                  HYBRID INSTRUMENTS, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

                  Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

                  The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

                  Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

                  Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

                  Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodity Futures Trading Commission (the "CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission (the "SEC"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

                  The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, a Portfolio that so invests will limit its investments in Hybrid Instruments to 10% of its total assets.

                  Hybrid Instruments include:

                  Structured investments which are organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to

                  Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in Structured Securities are generally of a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

                  Other Investment Companies. Certain Portfolios may invest in securities of other Investment companies (including exchange-traded funds such as SPDRs and iShares(SM), as defined below) subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on any Portfolio acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Portfolio's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Exchange-traded funds such as SPDRs and iShares(SM) are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ(R) National Market System.


                  iShares(SM) (formerly called World Equity Benchmark Shares or
                  WEBS). iShares(SM) are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices or various countries and regions. iShares(SM) are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares(SM) are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares(SM) on the AMEX. To date, iShares(SM) have traded at relatively modest discounts and premiums to their net asset values. However, iShares(SM) have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares(SM) for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares(SM) will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares(SM) should occur in the future, the liquidity and value of a Portfolio's shares could also be substantially and adversely affected. If such disruptions were to occur, a Portfolio could be required to reconsider the use of iShares(SM) as part of its investment strategy.

                  SPDRs. Standard & Poor's Depositary Receipts ("SPDRs") are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust established to accumulate and hold a portfolio of common stocks intended to track the price performance and dividend yield of the S&P 500. SPDRs may be used for several reasons, including but not limited to facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk, as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.

                  INTEREST-RATE SWAPS, MORTGAGE SWAPS, CAPS, FLOORS AND COLLARS. Entering into interest-rate swaps or mortgage swaps or purchasing interest-rate caps, floors or collars is often done to protect against interest rate fluctuations and hedge against fluctuations in the fixed income market. A Portfolio will generally enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest-rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed-rate payments. Since interest-rate swaps are individually negotiated, the Portfolios expect to achieve an acceptable degree of correlation between their respective portfolio investments and their interest-rate positions. Portfolios will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest-rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive, if any. The use of interest-rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

                  Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

                  The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest-rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

                  Portfolios will not enter into any mortgage swap, interest-rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims paying ability of the other party thereto is rated either AA or A-1 or better by Standard & Poor's or Aa or P-1 or better by Moody's, or is determined to be of equivalent quality by the applicable Subadviser.

                  EQUITY SWAPS are typically entered into for the purpose of investing in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Portfolio will agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Portfolio on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount.

                  A Portfolio will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio's risk of loss consists of the net amount of payment that the Portfolio is contractually entitled to receive, if any. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Portfolio's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets, as permitted by applicable law, the Portfolio believes that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions.

                  SECURITIES LENDING. Consistent with applicable regulatory requirements, each Portfolio except the CASH MANAGEMENT PORTFOLIO may lend portfolio securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Portfolio receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in high-quality short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser/Subadviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Portfolio; and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. Each such Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

                  Since voting or consent rights accompany loaned securities pass to the borrower, each such Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities that are the subject of the loan.

                  BORROWING. All of the Portfolios (except the CASH MANAGEMENT PORTFOLIO) are authorized to borrow money to the extent permitted by applicable law. The 1940 Act permits each Portfolio to borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. In seeking to enhance performance, a Portfolio may borrow for investment purposes and may pledge assets to secure such borrowings. The CASH MANAGEMENT PORTFOLIO may not borrow money except for temporary emergency purposes, and then in an amount not in excess of 5% of the value of the Portfolio's total assets. In the event that asset coverage for a Portfolio's borrowings falls below 300%, the Portfolio will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.

                  To the extent a Portfolio borrows for investment purposes, borrowing creates leverage which is a speculative characteristic. Although a Portfolio is authorized to borrow, it will do so only when the Adviser/Subadviser believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by a Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leveraging results from borrowing and will magnify declines as well as increases in a Portfolio's net asset value per share and net yield. The Portfolios expect that all of their borrowing will be made on a secured basis. The Portfolios will maintain a segregated account of cash or other liquid assets securing the borrowing for the benefit of the lenders. If assets used to secure a borrowing decrease in value, a Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

                  REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements may be entered into with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser/Subadviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's repurchase obligation, and the Portfolio's use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See "Investment Restrictions."

                  ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the Roll Securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase

(often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. A Portfolio will enter only into covered rolls. Because "roll" transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

                  Roll transactions involve certain risks, including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Portfolio is required to repurchase may be worth less than an instrument that the Portfolio originally held. Successful use of roll transactions will depend upon the Adviser/Subadviser's ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

                  SECTOR RISK. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

                  STANDBY COMMITMENTS. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser/Subadviser may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolios; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

                  VALUE INVESTING. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an "up" market.

                  WARRANTS give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments can generally provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Although the Portfolios may not invest directly in warrants, such Portfolios may invest in securities that are acquired as part of a unit consisting of a combination of fixed income and equity securities or securities to which warrants are attached.

                  NON-DIVERSIFIED STATUS. The GLOBAL BOND, WORLDWIDE HIGH INCOME, "DOGS" OF WALL STREET, MFS MID-CAP GROWTH, MARSICO GROWTH and INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIOS have registered as "non-diversified" investment companies. As a result, under the 1940 Act, the Portfolios are limited only by their own investment restrictions as to the percentage of their assets that may be invested in the securities of any one issuer. However, in spite of the flexibility under the 1940 Act, the Portfolios would still have to meet quarterly diversification requirements under the Code in order for the Portfolios to qualify as a regulated investment company. As a result of the Code's diversification requirements, the Portfolios may not have the latitude to take full advantage of the relative absence of 1940 Act diversification requirements.

                  ADRS, GDRS, AND EDRS. Foreign securities include, among other things, American Depositary Receipts ("ADRs") and other depositary receipts, including Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and others (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as "Depositary Receipts"), to the extent that such Depositary Receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing the unsponsored Depositary Receipt. The depositary of unsponsored Depositary Receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. A Portfolio may invest in sponsored and unsponsored Depositary Receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

                  BRADY BONDS. Foreign securities include, among other things, Brady Bonds which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components; the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

                  OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within in a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Options and Futures (defined below) are generally used for either hedging or income enhancement purposes.

                  Options can be either purchased or written (i.e., sold). A call option written by a Portfolio obligates a Portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. After any such sales up to 25% of a Portfolio's total assets may be subject to calls. All call options written by a Portfolio must be "covered," which means that a Portfolio will own the securities subject to the option as long as the option is outstanding. The purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forego the opportunity to profit from an increase in the market price of the underlying security.

                  A put option written by a Portfolio obligates a Portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Portfolio must be "covered," which means that the Portfolio will deposit cash, U.S. government securities or other high-grade debt securities (i.e., securities rated in one of the top three categories by Moody's or Standard & Poor's, or, if unrated, deemed by the Adviser or Subadviser to be of comparable credit quality) with a value at least equal to the exercise price of the put option in a segregated account. The purpose of writing such options is to generate additional income for a Portfolio. However, in return for the option premium, a Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

                  The following is more detailed information concerning options, futures and options on futures:

                  Options on Securities. When a Portfolio writes (i.e., sells) a call option ("call") on a security it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Portfolio has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

                  To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the underlying security and the premium received. If a Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

                  When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.

                  A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

                  A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

                  When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

                  Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

                  When writing put options on securities, to secure its obligation to pay for the underlying security, a Portfolio will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Portfolio therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

                  The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.

                  Options on Foreign Currencies. Puts and calls are also written and purchased on foreign currencies. A call written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A put option is "covered" if the Portfolio deposits with its custodian cash or liquid securities with a value at least equal to the exercise price of the put option. A call written by a Portfolio on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by maintaining in a segregated account with the Trust's custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

                  As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

                  Options on Securities Indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio's exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

                  Yield curve options. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent not anticipated. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are traded over-the-counter, the SEC has taken the position that yield curve options are illiquid and, therefore, cannot exceed the SEC illiquidity ceiling. Portfolio that may enter into yield curve options transactions will cover such transactions as described above.

                  Reset Options are options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date for, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Series is pad at termination, the Series assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Series purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

                  Futures. Interest rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts, including futures on U.S. government securities (together, "Futures") are used primarily for hedging purposes and from time to time for income enhancement. Upon entering into a Futures transaction, a Portfolio will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Futures are also often used to adjust exposure to various equity or fixed income markets or as a substitute for investments in underlying cash markets. The initial margin will be deposited with the Trust's custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

                  Interest rate futures contracts are purchased or sold generally for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

                  Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

                  Foreign currency futures contracts are generally entered into for hedging or income enhancement purposes to attempt to protect a Portfolio's current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. For example, a Portfolio may sell futures contracts on a foreign currency when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

                  Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

                  Options on Futures include options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts.

                  The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium that provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, a Portfolio's losses from exercised options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

                  A Portfolio may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.

                  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS ("Forward Contracts") involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract. Portfolios may use Forward Contracts to reduce certain risks of their respective investments and/or to attempt to enhance return.

                  Forward Contracts are generally used to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

                  Forward Contracts may also be entered into with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in (or affected by fluctuations in, in the case of ADRs) a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

                  Forward Contracts are also used to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Portfolio believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Portfolio may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedged"). A Portfolio may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated ("proxy hedging").

                  The Portfolios will cover outstanding forward currency contracts by maintaining either liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged, or by owning a corresponding opposite forward position (long or short position, as the case may be) in the same underlying currency with the same maturity date ("Covering/Closing Forwards"). To the extent that a Portfolio is not able to cover its forward currency positions with either underlying portfolio securities or with Covering/Closing Forwards, or to the extent to any portion of a position is either not covered by a corresponding opposite position or is "out of the money" in the case where settlement prices are different on the short and long positions, the Trust's custodian will place cash or liquid securities in a separate account of the Portfolio having a value equal to the aggregate amount of the Portfolio's commitments under Forward Contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

                  The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transactions costs.

                  At or before the maturity of a Forward Contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

                  The cost to a Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

                  Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

                  NEWLY DEVELOPED SECURITIES. In addition, each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectuses and SAI as appropriate, will be amended or supplemented as appropriate to discuss any such new investments.

SUPPLEMENTAL INFORMATION ABOUT DERIVATIVES AND THEIR USE

                  The Trust's custodian, or a securities depository acting for the custodian, will act as the Portfolio's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Portfolio has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio's entering into a closing transaction.

                  An option position may be closed out only on a market that provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will result in the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio's control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying investments.

                  In the future, each Portfolio may employ derivatives and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio's investment objectives, legally permissible and adequately disclosed.

                  Regulatory Aspects of Derivatives. Each Portfolio that utilizes such instruments must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the CFTC under the Commodity Exchange Act (the "CEA"), which excludes the Portfolio from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Portfolio may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Portfolio's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided that the Portfolio may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

                  Transactions in options by a Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Portfolio purchases a Future, the Portfolio will maintain, in a segregated account or accounts with its custodian bank, cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

                  Possible Risk Factors in Derivatives. Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Adviser/Subadviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions, which could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

                  If a Portfolio establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser/Subadviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss that is not offset by a reduction in the price of the debt securities purchased.

SUPPLEMENTAL INFORMATION CONCERNING HIGH-YIELD, HIGH-RISK BONDS AND SECURITIES RATINGS.

                  HIGH-YIELD, HIGH-RISK BONDS may present certain risks, which are discussed below:

                  Sensitivity to Interest Rate and Economic Changes - High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

                  Payment Expectations - High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

                  Liquidity and Valuation - There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investments, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

                  SunAmerica Asset Management Corp. ("SAAMCo" or the "Adviser") or Subadviser attempts to reduce these risks through diversification of the applicable Portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a high-yield bond previously acquired by a Portfolio is downgraded, the Adviser or Subadviser, as appropriate, will evaluate the security and determine whether to retain or dispose of it.

                  The following are additional restrictions and/or requirements concerning the ratings of securities:

         - The CASH MANAGEMENT PORTFOLIO invests only in securities determined, in accordance with procedures established by the Trust's Board of Trustees, to present minimal credit risks. It is the current policy to invest only in instruments rated in the highest rating category by Moody's and Standard & Poor's (for example, commercial paper rated P-1 and A-1 by Moody's and Standard & Poor's, respectively) or in instruments that are issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities, as to the payment of principal and interest, or in other instruments rated in the highest two categories by either Moody's or Standard & Poor's, provided the issuer has commercial paper rated in the highest rating category by Moody's and Standard & Poor's.

         - The CORPORATE BOND PORTFOLIO will generally invest in debt securities and preferred stocks rated below investment grade only to the extent that the Subadviser believes that lower credit quality of such securities is offset by more attractive yields, and only up to 35% of net assets. There is no limit with respect to the rating categories for securities in which the Portfolio may invest.

         - A11 securities purchased by the GLOBAL BOND PORTFOLIO will be rated, at the time of investment, at least BBB by Standard & Poor's or Baa by Moody's. However, the Portfolio generally intends to invest at least 50% of its total assets in securities having the highest applicable credit quality rating. Unrated securities will be determined by the Subadvisers to be of comparable quality. The debt securities in which the Portfolio will invest may have fixed, variable or floating interest rates. If a security satisfies the Portfolio's minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Portfolio will not be required to dispose of such security. This is so even if the downgrade causes the average credit quality of the Portfolio to be lower than that stated in the Prospectuses. Furthermore, during this period, the subadviser will only buy securities at or above the Portfolio's average rating requirement.

         - The HIGH-YIELD BOND PORTFOLIO may invest without limitation in bonds rated as low as Ca by Moody's or C by Standard & Poor's (or unrated but considered by the Subadviser of equivalent quality). In addition, the Portfolio may invest up to 10% of its total assets in bonds rated C by Moody's or D by Standard & Poor's.

         - From time to time, a portion of the WORLDWIDE HIGH INCOME PORTFOLIO'S investments, which may be up to 100% of its investments, may be considered to have credit quality below investment grade as determined by internationally recognized credit rating agency organizations, such as Moody's and Standard & Poor's ("junk bonds").

         - The SUNAMERICA BALANCED PORTFOLIO may invest up to 10% of the value of its total assets (measured at the time of investment) in securities rated as low as BBB by Standard & Poor's or Baa by Moody's.

         - The MFS TOTAL RETURN PORTFOLIO may invest in fixed income securities rated Baa by Moody's or BBB by Standard & Poor's or Fitch, IBCA Duff & Phelps ("Fitch") and comparable unrated securities. The Portfolio may also invest up to 20% in securities rated Baa or lower by Moody's or BB or lower by Standard & Poor's or Fitch and comparable unrated securities ("junk bonds").

         - The ASSET ALLOCATION PORTFOLIO'S fixed income investments will consist primarily of "investment grade" bonds; that is, bonds that are rated BBB or better by Standard & Poor's or Baa or better by Moody's. Up to 25% of the Portfolio's fixed income assets may be invested in securities that are below investment grade as defined above, including securities rated as low as CC by Standard & Poor's or Ca by Moody's. Securities rated BBB or below by Standard & Poor's or Baa or below by Moody's are considered to have speculative characteristics.

         - The EQUITY INCOME PORTFOLIO may invest up to 25% of its assets in convertible debt obligations rated as low as CCC by Standard & Poor's or Caa by Moody's or that have been assigned an equivalent rating by another nationally recognized statistical rating organization.

         - The FEDERATED VALUE PORTFOLIO may invest in convertible securities without regard to their rating. The non-convertible fixed income securities in which the FEDERATED VALUE PORTFOLIO may invest must be rated, at the time of purchase, BBB or better by Standard & Poor's, Baa by Moody's or BBB by Fitch. If a security loses its rating or has its rating reduced after the Portfolio has purchased it, the Portfolio is not required to sell the security, but will consider doing so.

                  rated BBB or better by Standard & Poor's or Baa or better by Moody's. Up to 25% of the Portfolio's fixed income assets may be invested in securities that are below investment grade as defined above, including securities rated as low as CC by Standard & Poor's or Ca by Moody's. Securities rated BBB or below by Standard & Poor's or Baa or below by Moody's are considered to have speculative characteristics.

            - The EQUITY INCOME PORTFOLIO may invest up to 25% of its assets in convertible debt obligations rated as low as CCC by Standard & Poor's or Caa by Moody's or that have been assigned an equivalent rating by another nationally recognized statistical rating organization.

            - The FEDERATED VALUE PORTFOLIO may invest in convertible securities without regard to their rating. The non-convertible fixed income securities in which the FEDERATED VALUE PORTFOLIO may invest must be rated, at the time of purchase, BBB or better by Standard & Poor's, Baa by Moody's or BBB by Fitch. If a security loses its rating or has its rating reduced after the Portfolio has purchased it, the Portfolio is not required to sell the security, but will consider doing so.

            - The ALLIANCE GROWTH and PUTNAM GROWTH PORTFOLIOS may invest in convertible securities rated below BBB by Standard & Poor's or Baa by Moody's or be determined by the Subadviser to be of comparable quality (i.e., junk bonds).

            - The REAL ESTATE PORTFOLIO will not invest more than 5% of its assets in junk bonds.

            - The SMALL COMPANY VALUE PORTFOLIO may invest up to 5% of its net assets in less than investment grade debt obligations.

            - The MFS MID-CAP GROWTH PORTFOLIO may invest up to 20% of its net assets in non-convertible fixed income securities rated Baa or lower by Moody's or BB or lower by Standard & Poor's or Fitch and comparable unrated securities.

            - The INTERNATIONAL GROWTH AND INCOME PORTFOLIO may invest up to 20% of its assets in bonds rated as low as C by Moody's or Standard & Poor's.

            - The EMERGING MARKETS PORTFOLIO may invest in both higher-rated and lower- rated fixed income securities and is not subject to any restrictions based on credit rating.

            - The EQUITY INDEX, GROWTH-INCOME, DAVIS VENTURE VALUE, "DOGS" OF WALL STREET, MFS GROWTH AND INCOME, AGGRESSIVE GROWTH, INTERNATIONAL DIVERSIFIED EQUITIES, TECHNOLOGY AND GLOBAL EQUITIES PORTFOLIOS may not invest in junk bonds.

            U.S. CORPORATE HIGH-YIELD FIXED INCOME SECURITIES offer a yield above that generally available on U.S. corporate debt securities in the four highest rating categories of the recognized rating services, including debt obligations (e.g., bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the U.S. government or any of its political subdivisions, agencies or instrumentalities) and preferred stock. These fixed income securities may have equity features, such as conversion rights or warrants, and Portfolios may invest up to 10% of their total assets in equity features, such as conversion rights or warrants, subject to the following:

            - The CORPORATE BOND, HIGH-YIELD BOND and WORLDWIDE HIGH INCOME PORTFOLIOS may invest up to 10% of their total assets in equity securities other than preferred stock (e.g., common stock, warrants and rights and limited partnership interests).

            - The CASH MANAGEMENT, GLOBAL BOND, EQUITY INCOME, EQUITY INDEX, DAVIS VENTURE VALUE, "DOGS" OF WALL STREET, GLOBAL EQUITY and EMERGING MARKETS PORTFOLIOS may not invest in warrants.

            - The CASH MANAGEMENT, GLOBAL BOND, TELECOM UTILITY, EQUITY INCOME, EQUITY INDEX, GROWTH-INCOME, FEDERATED VALUE, DAVIS VENTURE VALUE, "DOGS" OF WALL STREET and ALLIANCE GROWTH PORTFOLIOS will not invest in rights.

Portfolios may not invest more than 5% of their total assets at the time of acquisition in either of (1) equipment lease certificates, equipment trust certificates, equipment trust certificates and conditional sales contracts or
(2) limited partnership interests.

SUPPLEMENTAL INFORMATION CONCERNING UTILITY COMPANIES

            CERTAIN RISK FACTORS AFFECTING UTILITY COMPANIES. The Telecom Utility and Real Estate Portfolios may invest in equity and debt securities of utility companies. There are certain risks and considerations affecting utility companies, and the holders of utility company securities, that an investor should take into account when investing in those securities. Factors that may adversely affect utility companies include: difficulty in financing large construction programs during inflationary periods; technological innovations that may cause existing plants, equipment, or products to become less competitive or obsolete; the impact of natural or man-made disaster (especially on regional utilities); increased costs or reductions in production due to the unavailability of appropriate types of fuels; seasonally or occasionally reduced availability or higher cost of natural gas; and reduced demand due to energy conservation among consumers. These revenues of domestic and foreign utility companies generally reflect the economic growth and developments in the geographic areas in which they do business. Furthermore, utility securities tend to be interest rate sensitive.

            In addition, most utility companies in the United States and in foreign countries are subject to government regulation. Generally, the purpose of such regulation is to ensure desirable levels of service and adequate capacity to meet public demand. To this end, prices are often regulated to enable consumers to obtain service at what is perceived to be a fair price, while attempting to provide utility companies with a rate of return sufficient to attract capital investment necessary for continued operation and necessary growth. Utility regulators permit utilities to diversify outside of their original geographic regions and their traditional lines of business. While the Subadviser of the relevant Portfolio believes that these opportunities will permit certain utility companies to earn more than their traditional regulated rates of return, other companies may be forced to defend their core business and may be less profitable. Of course, there can be no assurance that the regulatory policies described in this paragraph will continue in the future.

            In addition to the effects of regulation described in the previous paragraph, utility companies may also be adversely affected by the following regulatory considerations: (i) the development and implementation of a national energy policy; (ii) the differences between regulatory policies of different jurisdictions (or different regulators that have concurrent jurisdiction); (iii) shifts in regulatory policies; (iv) adequacy of rate increases; (v) future regulatory legislation; and (vi) the potential effects of a deregulated environment.

            Foreign utility companies may encounter different risks and opportunities than those located in the United States. Foreign utility companies may be more heavily regulated than their United States counterparts. Many foreign utility companies currently use fuels that cause more pollution than fuels used by United States utilities. In the future, it may be necessary for such foreign utility companies to invest heavily in pollution control equipment or otherwise meet pollution restrictions. Rapid growth in certain foreign economies may encourage the growth of utility industries in those countries.

            In addition to the foregoing considerations, which affect most utility companies, there are specific considerations that affect specific utility industries:

            - Electric. The electric utility industry is composed of companies engaged in the generation, transmission, and sale of electric energy. Electric utility companies may be affected either favorably or unfavorably, depending upon the circumstances, by the following: fuel costs; financing costs; size of the region in which sales are made; operating costs; environmental and safety regulations; changes in the regulatory environment; and the length of time needed to complete major construction projects.

                  In the United States, the construction and operation of nuclear power facilities is subject to a high degree of regulatory oversight by the Nuclear Regulatory Commission and state agencies with concurrent jurisdiction. In addition, the design, construction, licensing, and operation of nuclear power facilities are often subject to lengthy delays and unanticipated costs due to changes in regulatory policy, regional political actions, and lawsuits. Furthermore, during rate authorizations, utility regulators may disallow the inclusion in electric rates of the higher operating costs and expenditures resulting from these delays and unanticipated costs, including the costs of a nuclear facility that a utility company may never be able to use.

                  Telecommunications. The telephone industry is large and highly concentrated. The greatest portion of this segment is comprised of companies that distribute telephone services and provide access to the telephone networks. While many telephone companies have diversified into other businesses in recent years, the profitability of telephone utility companies could be adversely affected by increasing competition, technological innovations, and other structural changes in the industry.

                  Cable television companies are typically local monopolies, subject to scrutiny by both utility regulators and municipal governments. Emerging technologies and legislation encouraging local competition are combining to threaten these monopolies and may slow future growth rates of these companies. The radio telecommunications segment of this industry, including cellular telephone, is in its early developmental phase and is characterized by emerging, rapidly growing companies.

                  Gas. Gas transmission and distribution companies are undergoing significant changes. In the United States, the Federal Energy Regulatory Commission is reducing its regulation of interstate transmission of gas. While gas utility companies have in the recent past been adversely affected by disruptions in the oil industry, increased concentration, and increased competition, the Subadviser believes that environmental considerations should benefit the gas industry in the future.

                  Water. Water utility companies purify, distribute, and sell water. This industry is highly fragmented because most of the water supplies are owned by local authorities. Water utility companies are generally mature and are experiencing little or no per capita volume growth. The Subadviser believes that favorable investment opportunities may result if anticipated consolidation and foreign participation in this industry occurs.

                             INVESTMENT RESTRICTIONS

            The Trust has adopted the following investment restrictions for each Portfolio that cannot be changed without approval by a majority of its outstanding voting securities. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio. A change in policy affecting only one Portfolio may be effected with approval of a majority of the outstanding shares of such Portfolio. All percentage limitation expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

            INVESTMENT RESTRICTIONS OF THE CASH MANAGEMENT PORTFOLIO

            The Cash Management Portfolio has adopted the following restrictions that are fundamental policies. These fundamental policies cannot be changed without approval by a majority of its outstanding voting securities. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. The Cash Management Portfolio may not:

            1. Invest more than 5% of the value of its total assets in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the Portfolio's total assets, and, provided further, that the limitation shall not apply to obligations of the government of the U.S. or of any corporation organized as an instrumentality of the U.S. under a general act of Congress.

            2. As to 75% of its total assets, purchase more than 10% of the outstanding voting class of securities of an issuer.

            3. Invest more than 25% of the Portfolio's total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, the Portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

            4. Make loans to others except: (a) for the purchase of the debt securities listed above under its Investment Policies; or (b) as otherwise permitted by exemptive order of the SEC.

            5. Borrow money, except for temporary purposes, and then in an amount not in excess of 5% of the value of the Portfolio's total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, the Portfolio will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.

            6. Sell securities short except to the extent that the Portfolio contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.

            7. Act as underwriter of securities issued by others, engage in distribution of securities for others, or make investments in other companies for the purpose of exercising control or management.

            In addition to the foregoing, the Cash Management Portfolio has adopted the following non-fundamental policies (which may be changed by the Trustees without shareholder approval). Under these restrictions, the Cash Management Portfolio may not:

            a. Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 10% of the Portfolio's total assets would be so invested.

            b. Pledge or hypothecate its assets.

            c. Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectus and Statement of Additional Information, as amended from time to time.

            d. Invest in securities of other investment companies except to the extent permitted by applicable law and the Prospectus and Statement of Additional Information, as amended from time to time.

            e. Invest more than 5% of its assets (measured at the time of purchase) in the securities of any one issuer (other than the U.S. government); provided however, that the Cash Management Portfolio may invest, as to 25% of its assets, more than 5% of its assets in certain high quality securities (in accordance with Rule 2a-7 under the 1940 Act) of a single issuer for a period of up to three business days. Notwithstanding fundamental investment restriction Number 1 above, in order to comply with Rule 2a-7 under the 1940 Act, the Cash Management Portfolio has adopted this more restrictive policy. The purchase by the Cash Management Portfolio of securities that have "put" or "stand-by" commitment features are not considered "puts" for purposes of non-fundamental investment restriction C above.

It is the investment management policy of the Cash Management Portfolio not to issue senior securities and not to invest in real estate, commodities or commodities contracts.

            INVESTMENT RESTRICTIONS OF THE CORPORATE BOND, GLOBAL BOND, HIGH-YIELD BOND, WORLDWIDE HIGH INCOME, SUNAMERICA BALANCED, MFS TOTAL RETURN, ASSET ALLOCATION, TELECOM UTILITY, EQUITY INCOME, EQUITY INDEX, GROWTH-INCOME, FEDERATED VALUE, DAVIS VENTURE VALUE, "DOGS" OF WALL STREET, ALLIANCE GROWTH, GOLDMAN SACHS RESEARCH, MFS GROWTH AND INCOME, PUTNAM GROWTH, BLUE CHIP GROWTH, REAL ESTATE, SMALL COMPANY VALUE, MFS MID-CAP GROWTH, AGGRESSIVE GROWTH, GROWTH OPPORTUNITIES, MARSICO GROWTH, INTERNATIONAL GROWTH AND INCOME, GLOBAL EQUITIES, INTERNATIONAL DIVERSIFIED EQUITIES, EMERGING MARKETS AND TECHNOLOGY PORTFOLIOS

The Corporate Bond, Global Bond, High-Yield Bond, Worldwide High Income, SunAmerica Balanced, MFS Total Return, Asset Allocation, Telecom Utility, Equity Income, Equity Index, Growth-Income, Federated Value, Davis Venture Value, "Dogs" of Wall Street, Alliance Growth, Goldman Sachs Research, MFS Growth and Income, Putnam Growth, Blue Chip Growth, Real Estate, Small Company Value, MFS Mid-Cap Growth, Aggressive Growth, Growth Opportunities, Marsico Growth, International Growth and Income, Global Equities, International Diversified Equities, Emerging Markets and Technology Portfolios have each adopted the following investment restrictions that are fundamental policies. These fundamental policies cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the respective Portfolio. A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of such Portfolio. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. These Portfolios may not:

            1. Other than the Global Bond, Worldwide High Income, "Dogs" of Wall Street, MFS Mid-Cap Growth, Marsico Growth and International Diversified Equities Portfolios, invest more than 5% of the value of the total assets of a Portfolio in the securities of any one issuer, provided that this Limitation shall apply only to 75% of the value of the Portfolio's total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the government of the United States or of any of its agencies or instrumentalities.

            2. As to 75% of its total assets, purchase more than 10% of any class of the outstanding voting securities of an issuer. This restriction does not apply to the Global Bond,

Worldwide High Income, "Dogs" of Wall Street, MFS Mid-Cap Growth, Marsico Growth and International Diversified Equities Portfolios.

            3. Invest more than 25% of the Portfolio's total assets in the securities of issuers in the same industry, except that the Telecom Utility Portfolio will invest at least 25% of its total assets in the securities of utility companies, the Real Estate Portfolio will invest at least 25% of its total assets in the securities of real estate companies, the Technology Portfolio will invest at least 25% of its assets in the securities of issuers in the technology industry and the "Dogs" of Wall Street Portfolio may invest more than 25% of its assets in the securities of issuers in the same industry to the extent such investments would be selected according to stock selection criteria. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration. The Portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks. With respect to all Portfolios other than the Telecom Utility Portfolio, as to utility companies, the gas, electric, water and telephone businesses will be considered separate industries.

            4. Invest in real estate (including in the case of all Portfolios except the Equity Income, Equity Index, Real Estate and Small Company Value Portfolios limited partnership interests, but excluding in the case of all Portfolios securities of companies, such as real estate investment trusts, which deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities. This limitation shall not prevent a Portfolio from investing in securities secured by real estate or interests therein.

            5. Purchase commodities or commodity contracts; except that any Portfolio may engage in transactions in put and call options on securities, indices and currencies, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest-rate, mortgage and currency swaps and interest-rate floors and caps.

            6. Borrow money, except to the extent permitted by applicable law or regulatory approval.

            7. Purchase securities or evidences of interest therein on margin, except that the Portfolios may obtain such short-term credit as may be necessary for the clearance of any transaction.

            8. Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the lending of its portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.

            In addition to the foregoing, the Corporate Bond, Global Bond, High-Yield Bond, Worldwide High Income, SunAmerica Balanced, MFS Total Return, Asset Allocation, Telecom Utility, Equity Income, Equity Index, Growth-Income, Federated Value, Davis Venture Value, "Dogs" of Wall Street, Alliance Growth, Goldman Sachs Research, MFS Growth and Income, Putnam Growth, Blue Chip Growth, Real Estate, Small Company Value, MFS Mid-Cap Growth, Aggressive Growth, Growth Opportunities, Marsico Growth, International Growth and Income, Global Equities, International Diversified Equities, Emerging Markets and Technology Portfolios have each adopted the following non-fundamental policies (which may be changed by the Trustees without shareholder approval). Under these restrictions, such Portfolios may not:

            a. Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio's total assets would be so invested.

            b. Invest in securities of other investment companies, except to the extent permitted by applicable law and the Prospectus and Statement of Additional Information, as amended from time to time.

            c. Other than the Emerging Markets Portfolio, pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts. In addition, the Corporate Bond, High-Yield Bond, Worldwide High Income, SunAmerica Balanced, Telecom Utility, Federated Value and Aggressive Growth Portfolios may pledge assets in reverse repurchase agreements.

            d. Invest in companies for the purpose of exercising control or management.

            e. Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase and resale of portfolio securities.

            f. Sell securities short except to the extent permitted by applicable law.

            g. Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectus and Statement of Additional Information, as amended from time to time.

            h. Issue any senior securities except as permitted by the 1940 Act, other than, with respect to Equity Income, Equity Index and Small Company Value Portfolios, as set forth in investment restriction number 6 and except to the extent that issuing options or purchasing securities on a when-issued basis may be deemed to constitute issuing a senior security.

                           TRUST OFFICERS AND TRUSTEES

The Trustees and executive officers of the Trust, their ages and principal occupations for the past five years are set below. Each Trustee also serves as a trustee of the Anchor Pathway Fund and Seasons Series Trust. Unless otherwise noted, the address of each executive officer and trustee is 1 SunAmerica Center, Los Angeles, California 90067-6022.

                                                             NUMBER
                                                             OF
                                                             PORTFOLIOS
                                                             IN FUND
                     POSITIONS     LENGTH    PRINCIPAL       COMPLEX         OTHER
NAME, ADDRESS        HELD          OF        OCCUPATION(S)   OVERSEEN        DIRECTORSHIPS
AND                  WITH          TIME      DURING PAST     BY              HELD
DATE OF BIRTH        TRUST         SERVED    5 YEARS         TRUSTEE(1)      BY TRUSTEE
-------------        -----         ------    -------         ----------      ----------
INDEPENDENT
TRUSTEES

CARL D. COVITZ       Trustee       1 year    Owner and       57              Director, Kayne
DOB:  March 31,                              President,                      Anderson Mutual
1939                                         Landmark                        Funds (since
                                             Capital,                        1995); Director,
                                             Inc. (since                     Century Housing
                                             1973)                           Corporation
                                                                             (since 1995)

MONICA C. LOZANO     Trustee       3 years   President       57              Trustee,
DOB:  July 21,                               and Chief                       University of
1956                                         Operating                       Southern
                                             Officer                         California (since
                                             (since 2000)                    1991); Director,
                                             La Opinion                      California
                                             (newspaper                      Healthcare
                                             publishing                      Foundation (since
                                             concern);                       1998); Director,
                                             Associate                       The Walt Disney
                                             Publisher                       Company (since
                                             (1991-1999)                     2000); Director,
                                             and                             Union Bank of
                                             Executive                       California (since
                                             Editor                          2001)
                                             (1995-1999)
                                             thereof

GILBERT T. RAY       Trustee       1 year    Retired         57              Director,
DOB:  September                              Partner,                        Marriott Services
18, 1944                                     O'Melveny &                     Corporation
                                             Myers LLP                       (since 1995);
                                             (since                          Director,
                                             2000); and                      Automobile Club
                                             Attorney                        of Southern
                                             (1972-2000)                     California (since
                                             thereof                         1998); Director
                                                                             and chairman of
                                                                             the Board, Sierra
                                                                             Monolithics, Inc.
                                                                             (since 1999);
                                                                             Director, Watts,
                                                                             Wyatt & Company
                                                                             (since 2000);
                                                                             Director, Ashland
                                                                             University
                                                                             (1996-2000)

ALLAN L. SHER        Trustee       4 years   Retired,        57              Director, Board
DOB:  October                                Brokerage                       of Governors,
19, 1931                                     Executive                       American Stock
                                             (since 1992)                    Exchange
                                                                             (1991-1994)

BRUCE G. WILLISON    Trustee       1 year    Dean,           57              Director,
DOB:  October                                Anderson                        Nordstrom, Inc.
16, 1948                                     School at                       (since 1998);
                                             UCLA (since                     Director, H&CB
                                             1999)                           (Housing and
                                                                             Commercial Bank),
                                                                             Seoul, Korea
                                                                             (since 1999);
                                                                             President and
                                                                             Chief Operating
                                                                             Officer, H.F.
                                                                             Ahmanson and Co.
                                                                             (parent
                                                                             company of Home
                                                                             Savings of
                                                                             America)
                                                                             (1996-1999)

----------
(1) The "Fund Complex" consists of all registered investment companies for which the Adviser serves as investment adviser and includes SunAmerica Series Trust (the "Trust"). In addition to the Trust (31 portfolios), each Trustee also serves as a Trustee of the Anchor Pathway Fund (7 portfolios) and Seasons Series Trust (19 portfolios).

                                                             NUMBER
                                                             OF
                                                             PORTFOLIOS
                                                             IN FUND
                     POSITIONS     LENGTH    PRINCIPAL       COMPLEX         OTHER
NAME, ADDRESS        HELD          OF        OCCUPATION(S)   OVERSEEN        DIRECTORSHIPS
AND                  WITH          TIME      DURING PAST     BY              HELD
DATE OF BIRTH        TRUST         SERVED    5 YEARS         TRUSTEE(1)      BY TRUSTEE
-------------        -----         ------    -------         ----------      ----------
INTERESTED
TRUSTEE
                     Trustee,      1 year    President,      57              Director,
JANA W. GREER(2)     Chairman                SunAmerica                      National
DOB:  December       and                     Retirement                      Association for
30, 1951             President               Markets,                        Variable
                                             Inc. (since                     Annuities (since
                                             1996), and                      1999)
                                             Executive
                                             Vice
                                             President
                                             thereof
                                             (1994-1996);
                                             Senior Vice
                                             President
                                             and
                                             Director,
                                             SunAmerica,
                                             Inc. (since
                                             1991)
OFFICERS

NORI L. GABERT       Vice          6 months  Vice            N/A             N/A
SunAmerica Asset     President               President
Management Corp.     and                     and
2929 Allen           Assistant               Assistant
Parkway              Secretary               Secretary,
Houston, TX                                  Anchor
77019-2155                                   Pathway Fund
DOB:  August 15,                             ("APF") and
1953                                         Seasons
                                             Series Trust
                                             ("Seasons")
                                             (since
                                             November
                                             2001); Vice
                                             President
                                             SunAmerica
                                             Senior
                                             Floating
                                             Rate Fund,
                                             Inc. ("SFR")
                                             (since
                                             November
                                             2001); Vice
                                             President,
                                             VALIC Company
                                             I and VALIC
                                             Company II
                                             (since 1998);
                                             Secretary,
                                             VALIC Company
                                             I and VALIC
                                             Company II
                                             (since 2000);
                                             Assistant
                                             Secretary,
                                             VALIC Company
                                             I and VALIC
                                             Company II
                                             (1998-2000);
                                             Attorney,
                                             American
                                             General
                                             Investment
                                             Management
                                             (since 1997);
                                             Attorney,
                                             Winstead
                                             Sechrest &
                                             Minick, PC (1997)


----------
(1) The "Fund Complex" consists of all registered investment companies for which the Adviser serves as investment adviser and includes SunAmerica Series Trust (the "Trust"). In addition to the Trust (31 portfolios), each Trustee also serves as a Trustee of the Anchor Pathway Fund (7 portfolios) and Seasons Series Trust (19 portfolios).

(2) Ms. Greer is considered to be an Interested Trustee, as defined in the 1940 Act, because she serves as an officer of the Trust.

                                                                  NUMBER
                                                                  OF
                                                                  PORTFOLIOS
                                                                  IN FUND
                     POSITIONS     LENGTH     PRINCIPAL           COMPLEX         OTHER
NAME, ADDRESS        HELD          OF         OCCUPATION(S)       OVERSEEN        DIRECTORSHIPS
AND                  WITH          TIME       DURING PAST         BY              HELD
DATE OF BIRTH        TRUST         SERVED     5 YEARS             TRUSTEE(1)      BY TRUSTEE
-------------        -----         ------     -------             ----------      ----------
DONNA M. HANDEL      Vice          Vice       Vice                N/A             N/A
SunAmerica Asset     President     President  President
Management Corp.     and           2 years    (since
733 Third Avenue     Assistant                November
New York, NY         Treasurer     Assistant  2000),
10017-3204                         Treasurer  Seasons and
DOB:  June 25,                     3 years    APF;
1966                                          Assistant
                                              Treasurer,
                                              Seasons and APF
                                              (since October
                                              1999); Vice
                                              President and
                                              Assistant
                                              Treasurer (since
                                              October 2001)
                                              VALIC Company I and
                                              VALIC Company II;
                                              Vice President and
                                              Assistant
                                              Treasurer , SFR
                                              (since November
                                              2001); Vice
                                              President,
                                              SAAMCo (since
                                              August 1996);
                                              Vice President
                                              (since 2000) and
                                              Assistant
                                              Treasurer (since
                                              1996),
                                              SunAmerica
                                              Equity Funds,
                                              SunAmerica
                                              Income Funds and
                                              SunAmerica Money
                                              Market Funds,
                                              Inc., Anchor
                                              Series Trust
                                              ("AST") and
                                              SunAmerica Style
                                              Select Series,
                                              Inc. ("Style
                                              Select"); Vice
                                              President (since
                                              2000) and
                                              Assistant
                                              Treasurer (since
                                              1999),
                                              SunAmerica
                                              Strategic
                                              Investment
                                              Series, Inc.


----------
(1) The "Fund Complex" consists of all registered investment companies for which the Adviser serves as investment adviser and includes SunAmerica Series Trust (the "Trust"). In addition to the Trust (31 portfolios), each Trustee also serves as a Trustee of the Anchor Pathway Fund (7 portfolios) and Seasons Series Trust (19 portfolios).

                                                                 NUMBER
                                                                 OF
                                                                 PORTFOLIOS
                                                                 IN FUND
                     POSITIONS         LENGTH    PRINCIPAL       COMPLEX         OTHER
NAME, ADDRESS        HELD              OF        OCCUPATION(S)   OVERSEEN        DIRECTORSHIPS
AND                  WITH              TIME      DURING PAST     BY              HELD
DATE OF BIRTH        TRUST             SERVED    5 YEARS         TRUSTEE(1)      BY TRUSTEE
-------------        -----             ------    -------         ----------      ----------
GREGORY R.           Vice              6         Vice            N/A             N/A
KINGSTON             President         months    President
SunAmerica Asset     and                         and
Management Corp.     Assistant                   Assistant
2919 Allen           Treasurer                   Treasurer,
Parkway                                          APF and
Houston, TX                                      Seasons
77019-2155                                       (since
DOB:  January                                    November
18, 1966                                         2001);
                                                 Treasurer,
                                                 VALIC
                                                 Company I
                                                 and VALIC
                                                 Company II
                                                 (since
                                                 October
                                                 2000);
                                                 Assistant
                                                 Treasurer,
                                                 SFR (since
                                                 November
                                                 2001);  Vice
                                                 President,
                                                 American
                                                 General
                                                 Investment
                                                 Management
                                                 (since
                                                 October
                                                 1999);
                                                 Assistant
                                                 Treasurer,
                                                 First
                                                 Investors
                                                 Management
                                                 Co.
                                                 (1994-1999)

MALLARY L. REZNIK    Secretary         2 years   Secretary,
DOB:  May 2, 1968                                Seasons and     N/A           N/A
                                                 APF (since
                                                 May 2000);
                                                 Associate
                                                 Counsel,
                                                 SunAmerica
                                                 Inc. (since
                                                 January
                                                 1998); Staff
                                                 Attorney,
                                                 Transamerica
                                                 Life
                                                 Companies
                                                 (1995-1998)

----------
(1) The "Fund Complex" consists of all registered investment companies for which the Adviser serves as investment adviser and includes SunAmerica Series Trust (the "Trust"). In addition to the Trust (31 portfolios), each Trustee also serves as a Trustee of the Anchor Pathway Fund (7 portfolios) and Seasons Series Trust (19 portfolios).

                                                                         NUMBER
                                                                         OF
                                                                         PORTFOLIOS
                                                                         IN FUND
                     POSITIONS         LENGTH         PRINCIPAL          COMPLEX         OTHER
NAME, ADDRESS        HELD              OF             OCCUPATION(S)      OVERSEEN        DIRECTORSHIPS
AND                  WITH              TIME           DURING PAST        BY              HELD
DATE OF BIRTH        TRUST             SERVED         5 YEARS            TRUSTEE(1)      BY TRUSTEE
-------------        -----             ------         -------            ----------      ----------
PETER C. SUTTON      Vice              Vice           Chief              N/A             N/A
DOB: August 22,      President,        President-     Operating
1964                 Treasurer         7 years        Officer ,
                     and                              SAAMCo (since
                     Controller        Treasurer      March 2002);
                                       and            Senior Vice
                                       Controller     President,
                                       - 2 years      SAAMCo (since
                                                      April 1997) and
                                                      Vice President
                                                      thereof
                                                      (1994-1997);
                                                      Treasurer, SFR
                                                      (since November
                                                      2001); Treasurer
                                                      (since February
                                                      1996),
                                                      SunAmerica
                                                      Equity Funds,
                                                      SunAmerica
                                                      Income Funds and
                                                      SunAmerica Money
                                                      Market Funds,
                                                      Inc., AST and
                                                      Style Select
                                                      (since 1996) and
                                                      SunAmerica
                                                      Strategic
                                                      Investment
                                                      Series, Inc.
                                                      (since 1999);
                                                      Vice President
                                                      and Assistant
                                                      Treasurer,
                                                      Brazos Mutual
                                                      Funds (since May
                                                      1999); Vice
                                                      President,
                                                      Treasurer and
                                                      Controller, APF
                                                      and Seasons
                                                      (since February
                                                      2000; joined
                                                      SAAMCo in 1990

----------
(1) The "Fund Complex" consists of all registered investment companies for which the Adviser serves as investment adviser and includes SunAmerica Series Trust (the "Trust"). In addition to the Trust (31 portfolios), each Trustee also serves as a Trustee of the Anchor Pathway Fund (7 portfolios) and Seasons Series Trust (19 portfolios).

                                                                         NUMBER
                                                                         OF
                                                                         PORTFOLIOS
                                                                         IN FUND
                     POSITIONS              LENGTH    PRINCIPAL          COMPLEX         OTHER
NAME, ADDRESS        HELD                   OF        OCCUPATION(S)      OVERSEEN        DIRECTORSHIPS
AND                  WITH                   TIME      DURING PAST        BY              HELD
DATE OF BIRTH        TRUST                  SERVED    5 YEARS            TRUSTEE(1)      BY TRUSTEE
-------------        -----                  ------    -------            ----------      ----------


ROBERT M. ZAKEM      Vice                   8 years   Senior Vice        N/A             N/A
DOB: January 26,     President                        President
1958                 and                              and General
                     Assistant                        Counsel,
                     Secretary                        SAAMCo
                                                      (since April
                                                      1993); Executive
                                                      Vice President,
                                                      General Counsel
                                                      and Director,
                                                      SunAmerica
                                                      Capital
                                                      Services, Inc.
                                                      (since February
                                                      1993); Vice
                                                      President,
                                                      General Counsel
                                                      and Assistant
                                                      Secretary,
                                                      SunAmerica Fund
                                                      Services, Inc.
                                                      (since January
                                                      1994);
                                                      Secretary, SFR
                                                      (since November
                                                      2001); Secretary
                                                      and Chief
                                                      Compliance
                                                      Officer, SAMF
                                                      and AST (since
                                                      1993), Style
                                                      Select (since
                                                      1996) and
                                                      SunAmerica
                                                      Strategic
                                                      Investment
                                                      Series, Inc.
                                                      (since 1999);
                                                      Vice President
                                                      and Assistant
                                                      Secretary, APF
                                                      (since September
                                                      1993) and
                                                      Seasons (since
                                                      April 1997)

----------
(1) The "Fund Complex" consists of all registered investment companies for which the Adviser serves as investment adviser and includes SunAmerica Series Trust (the "Trust"). In addition to the Trust (31 portfolios), each Trustee also serves as a Trustee of the Anchor Pathway Fund (7 portfolios) and Seasons Series Trust (19 portfolios).

            The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and each Portfolio and perform various duties imposed on directors/trustees of investment companies by the 1940 Act and under the Trust's Declaration of Trust. The Trust pays no salaries or compensation to any of its officers, all of whom are officers or employees of Anchor National Life Insurance Company or its affiliates. An annual fee of $10,000, plus $5,000 for each regularly scheduled meeting attended, and expenses are paid to each Trustee who is not an officer or employee of Anchor National Life Insurance Company or its affiliates for attendance at meetings of the Board of Trustees. These expenses are allocated on the basis of the relative net assets of each Portfolio. All other Trustees receive no remuneration from the Trust.

            In addition, each non-affiliated Trustee also serves on the Audit Committee and the Nominating and Administration Committee of the Board of Trustees. The Trust's Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audits and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review, the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year. Members of the Audit Committee serve without compensation. For the fiscal year ended January 31, 2002, the Audit Committee held two meetings.

            The Trust's Nominating and Administration Committee is responsible for the selection and nomination of candidates for appointment or election to serve as trustees. Members of the Nominating and Administration Committee serve without compensation. For the fiscal year ended January 31, 2002 the Nominating and Administration Committee held one meeting.

            As of April 1, 2002, the Trustees and officers of the Trust owned in the aggregate, less than 1% of the total outstanding shares of each Portfolio of the Trust.

                        TRUSTEE OWNERSHIP OF FUND SHARES

The following table shows the dollar range of shares beneficially owned by each Trustee.

INDEPENDENT TRUSTEES

                                                           AGGREGATE DOLLAR RANGE
                                                           OF EQUITY SECURITIES IN
                                                           ALL REGISTERED
                                                           INVESTMENT COMPANIES
                            DOLLAR RANGE OF EQUITY         OVERSEEN BY TRUSTEE IN
NAME OF TRUSTEE             SECURITIES IN THE TRUST(1)     FAMILY(2)
---------------             --------------------------     ---------------------
Carl D. Covitz                          0                              0
Monica C. Lozano                        0                              0
Gilbert T. Ray                          0                              0
Allan L. Sher                           0                              0
Bruce G. Willison                       0                              0

INTERESTED TRUSTEES

----------
(1) Includes the value of shares beneficially owned by each Trustee in each Trust as of December 31, 2001. Where a Trust is not listed with respect to a Trustee, the Trustee held no shares of the Trust.

(2) Includes the Trust (31 portfolios), Anchor Pathway Fund (7 series) and Seasons Series Trust (19 series)

                                                          AGGREGATE DOLLAR RANGE
                                                          OF EQUITY SECURITIES IN
                                                               ALL REGISTERED
                             DOLLAR RANGE OF EQUITY         INVESTMENT COMPANIES
      NAME OF TRUSTEE        SECURITIES IN THE TRUST   OVERSEEN BY TRUSTEE IN FAMILY
      ---------------        -----------------------   -----------------------------
Jana Greer                              0                         0

            As of December 31, 2001, no Independent Trustees nor any of their immediate family members owned beneficially or of record any securities in the Advisor or Distributor or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.

            The following table sets forth information summarizing the compensation of each of the Independent Trustees for his/her services as Trustee for the fiscal year ended January 31, 2002. Interested Trustees do not receive any compensation from the Trust.

                               COMPENSATION TABLE


                                         PENSION OR
                                         RETIREMENT          TOTAL COMPENSATION
                     AGGREGATE           BENEFITS ACCRUED    FROM TRUST AND
                     COMPENSATION FROM   AS PART OF TRUST    FUND COMPLEX PAID
TRUSTEE              TRUST               EXPENSES            TO TRUSTEES*
Carl D. Covitz         $24,124                    -              $30,000
Monica C. Lozano       $19,558                    -              $24,250
Gilbert T. Ray         $24,124                    -              $30,000
Allan L. Sher          $24,124                    -              $30,000
Bruce G. Willison      $19,498                    -              $24,250


----------
* Complex includes SunAmerica Series Trust, Seasons Series Trust and Anchor Pathway Fund.



                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

            The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the "Investment Advisory and Management Agreement") with SAAMCo to handle the management of the Trust and its day to day affairs. The Adviser is a wholly-owned subsidiary of American International Group, Inc. ("AIG"), the leading U.S.-based international insurance organization.

            AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other significant activities include financial services, retirement savings and asset management.

            The Investment Advisory and Management Agreement provides that the Adviser shall act as investment adviser to the Trust, manage the Trust's investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of the Adviser's officers or employees to serve without compensation as Trustees or officers of the Trust if duly elected to such positions. Under the Agreement, the Trust agrees to assume and pay certain charges and expenses of its operations, including: direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent legal counsel and independent accountants, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and distributing prospectuses and statements of additional information, expenses of annual and special shareholders' meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the Investment Company Institute or any similar organization, all taxes and fees to federal, state or other governmental agencies, insurance premiums and extraordinary expenses such as litigation expenses.

            Each Portfolio pays its actual expenses for custodian services and a portion of the Custodian's costs determined by the ratio of portfolio assets to the total assets of the Trust, brokerage commissions or transaction costs, and registration fees. Subject to supervision of the Board of Trustees, fees for independent accountants, legal counsel, costs of reports of notices to shareholders will be allocated based on the relative net assets of each Portfolio. With respect to audit or legal fees clearly attributable to one Portfolio, they will be assessed, subject to review by the Board of Trustees, against that Portfolio.

            The Investment Advisory and Management Agreement, after initial approval with respect to each Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and thereafter may be renewed from year to year as to each Portfolio for so long as such renewal is specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the Agreement. The Agreement also provides for automatic termination upon assignment.

            Under the terms of the Advisory Agreement, the Adviser is not liable to the Trust, or to any other person, for any act or omission by it or for any losses sustained by the Trust or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

            In approving the Advisory Agreement, the Board, including the disinterested Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the Adviser or its affiliates in connection with providing services to the Portfolios, compared the fees charged by the Adviser to those paid by similar funds for comparable services, and analyzed the expenses incurred by the Adviser with respect to each Portfolio. The Board also considered each Portfolio's performance relative to a selected peer group and to other benchmarks, the expense ratio of each Portfolio in comparison to other funds of comparable size, the history, reputation and qualifications and background of the management personnel and its financial condition, and other factors. Additionally, the Board considered that although the Subadvisory Agreement gives the Subadviser the authority to make investment decisions for each Portfolio, the Adviser monitors the performance of the Subadviser and retains the responsibility for the overall management of each Portfolio. Specifically, the Board noted information received at regular meetings throughout the year related to Portfolio performance and the Adviser's services, and benefits potentially accruing to the Adviser and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the Adviser, if any, as well as research services received by the Adviser from brokers-dealers who execute transactions on behalf of the Portfolios. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Advisory Agreement was in the best interests of each Portfolio and its shareholders. The Independent Trustees were advised by separate independent legal counsel throughout the process.

         As compensation for its services, the Adviser receives from the Trust a fee, accrued daily and payable monthly, based on the net assets of each Portfolio at the following annual rates:

PORTFOLIO                                                          FEE RATE
---------                                                          --------
Cash Management Portfolio                                   .55% to $100 million
                                                            .50% next $200 million
                                                            .45% over $300 million

Corporate Bond Portfolio                                    .70% to $50 million
                                                            .60% next $100 million
                                                            .55% next $100 million
                                                            .50% over $250 million

Global Bond Portfolio                                       .75% to $50 million
                                                            .65% next $100 million
                                                            .60% next $100 million
                                                            .55% over $250 million

High-Yield Bond Portfolio                                   .70% to $50 million
                                                            .65% next $100 million
                                                            .60% next $100 million
                                                            .55% over $250 million

Worldwide High Income Portfolio                             1.00% of Net Assets

SunAmerica Balanced Portfolio                               .70% to $50 million
                                                            .65% next $100 million
                                                            .60% next $150 million
                                                            .55% next $200 million
                                                            .50% over $500 million

MFS Total Return Portfolio                                  .70% to $50 million
                                                            .65% over $50 million

Asset Allocation Portfolio                                  .75% to $50 million
                                                            .65% next $100 million
                                                            .60% next $100 million
                                                            .55% over $250 million

Telecom Utility Portfolio                                   .75% to $150 million
                                                            .60% next $350 million
                                                            .50% over $500 million

Equity Income Portfolio                                     .65% of Net Assets

Equity Index Portfolio                                      .40% of Net Assets

Growth-Income Portfolio                                     .70% to $50 million
                                                            .65% next $100 million
                                                            .60% next $150 million
                                                            .55% next $200 million
                                                            .50% over $500 million

Federated Value Portfolio                                   .75% to $150 million
                                                            .60% next $350 million
                                                            .50% over $500 million

PORTFOLIO                                                          FEE RATE
---------                                                          --------
Davis Venture Value Portfolio                               .80% to $100 million
                                                            .75% next $400 million
                                                            .70% over $500 million

"Dogs" of Wall Street Portfolio                             .60% of Net Assets

Alliance Growth Portfolio                                   .70% to $50 million
                                                            .65% next $100 million
                                                            .60% over $150 million

Goldman Sachs Research Portfolio                            1.20% of Net Assets

MFS Growth and Income Portfolio                             .70% to $600 million
                                                            .65% next $900 million
                                                            .60% over $1.5 billion

Putnam Growth Portfolio                                     .85% to $150 million
                                                            .80% next $150 million
                                                            .70% over $300 million

Blue Chip Growth Portfolio                                  .70% to $250 million
                                                            .65% next $250 million
                                                            .60% over $500 million

Real Estate Portfolio                                       .80% to $100 million
                                                            .75% next $400 million
                                                            .70% over $500 million

Small Company Value Portfolio                               1.00% of Net Assets

MFS Mid-Cap Growth Portfolio                                .75% to $600 million
                                                            .70% next $900 million
                                                            .65% over 1.5 billion

Aggressive Growth Portfolio                                 .75% to $100 million
                                                            .675% next $150 million
                                                            .625% next $250 million
                                                            .600% over $500 million

Growth Opportunities Portfolio                              .75% to $250 million
                                                            .70% next $250 million
                                                            .65% over $500 million

Marsico Growth Portfolio                                    .85% of Net Assets

International Growth and Income Portfolio                   1.00% to $150 million
                                                            .90% next $150 million
                                                            .80% over $300 million

Global Equities Portfolio                                   .90% to $50 million
                                                            .80% next $100 million
                                                            .70% next $150 million
                                                            .65% over $300 million

International Diversified Equities Portfolio                1.00% of Net Assets

Emerging Markets Portfolio                                  1.25% of Net Assets

PORTFOLIO                                                          FEE RATE
---------                                                          --------
Technology Portfolio                                        1.20% of Net Assets


         The following table sets forth the total advisory fees received by the Adviser from each Portfolio pursuant to the Investment Advisory and Management Agreement for the fiscal years ended January 31, 2000, 2001 and 2002.

                                  ADVISORY FEES


Portfolio                                        2002               2001               2000
---------                                        ----               ----               ----
Cash Management                           $ 3,306,094        $ 2,441,251        $ 2,237,779
Corporate Bond                            $ 1,446,120        $ 1,146,600        $ 1,095,735
Global Bond                               $   995,617        $   895,950        $   871,938
High-Yield Bond                           $ 1,711,477        $ 1,840,227        $ 1,927,896
Worldwide High Income                     $ 1,021,909        $ 1,191,444        $ 1,192,526
SunAmerica Balanced                       $ 3,032,612        $ 3,350,392        $ 2,096,493
MFS Total Return                          $ 2,563,021        $ 1,598,544        $ 1,224,166
Asset Allocation                          $ 3,492,386        $ 4,007,145        $ 4,180,150
Telecom Utility                           $   765,897        $   885,908        $   763,860
Equity Income                             $    51,941        $    48,160        $    38,116
Equity Index                              $   216,372        $   265,430        $   123,376
Growth-Income                             $ 8,472,847        $10,418,887        $ 7,933,020
Federated Value                           $ 1,746,493        $ 1,535,529        $ 1,400,196
Davis Venture Value                       $17,704,612        $18,339,994        $14,964,215
"Dogs" of Wall Street                     $   621,906        $   518,473        $   626,409
Alliance Growth                           $12,989,017        $18,137,380        $13,621,029
Goldman Sachs Research                    $   436,898        $   168,434**      $        --
MFS Growth and Income                     $ 2,369,953        $ 2,545,123        $ 2,126,722
Putnam Growth                             $ 4,356,397        $ 6,111,907        $ 4,697,170
Blue Chip Growth                          $   156,892        $    36,815**      $        --
Real Estate                               $   652,796        $   535,571        $   470,856
Small Company Value                       $    52,078        $    55,852        $    51,037
MFS Mid-Cap Growth                        $ 2,353,810        $ 1,775,861        $   140,877****
Aggressive Growth                         $ 2,367,707        $ 3,835,607        $ 1,689,376
Growth Opportunities                      $   178,098        $    86,954**               --
Marsico Growth                            $    84,629        $     4,175***              --
International Growth and Income           $ 2,797,985        $ 2,862,380        $ 1,192,526
Global Equities                           $ 3,488,128        $ 4,664,885        $ 2,096,493
International Diversified Equities        $ 3,327,038        $ 4,356,790        $ 1,224,166
Emerging Markets                          $   955,954        $ 1,289,052        $ 4,180,150
Technology                                $   486,524        $   251,412**               --


----------
**       For the period 7/05/00 (commencement of operations) through 1/31/01.

***      For the period 12/29/00 (commencement of operations) through 1/31/01.

****     For the period 4/1/99 (commencement of operations) through 1/31/00.

         For certain Portfolios, the Adviser has agreed to reimburse expenses, if necessary, to keep annual operating expense at or below the following percentage of each of the following percentage of each of the following Portfolio's average net assets: Equity Income Portfolio 0.95% for Class A shares. Equity Index Portfolio 0.55% for Class A shares. Goldman Sachs Research Portfolio 1.35% and 1.50% for Class A shares and Class B shares, respectively. Blue Chip Growth Portfolio 0.85% and 1.00% for Class A shares and Class B shares, respectively. Small Company Value Portfolio 1.40% for Class A shares. Growth Opportunities Portfolio 1.00% and 1.15% for Class A shares and Class B shares respectively. Marsico Growth Portfolio 1.00% and 1.15% for Class A shares and Class B shares respectively. Technology Portfolio 1.55% and 1.70% for Class A shares and Class B shares, respectively. The Adviser may voluntarily reimburse additional amounts to increase return to a Portfolio's investors. The Adviser may terminate all such waivers and or/reimbursements at any time. Waivers or reimbursements made by the Adviser with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and maintain the foregoing expense limitations.


         For the fiscal year ended January 31, 2002, the Adviser voluntarily waived fees or reimbursed expenses, which are not included as part of the table as follows: Equity Income Portfolio - $76,607; Equity Index Portfolio - $23,144; Goldman Sachs Research Portfolio - $50,561; Blue Chip Growth Portfolio - $69,401; Small Company Value Portfolio - $80,485; Growth Opportunities Portfolio
- $44,285; and Marsico Growth Portfolio - $83,124. Certain Portfolios had recoupments for the fiscal year ended January 31, 2002, and such recoupments, which are not included as part of the advisory fee table, were as follows:
Equity Index Portfolio - $5,402; Goldman Sachs Research Portfolio - $461; Growth Opportunities Portfolio - $84 and Technology Portfolio - $1,817.


                           PERSONAL SECURITIES TRADING

         The Trust and the Adviser have adopted a written Code of Ethics (the "SunAmerica Code"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the SunAmerica Code is (1) any trustee, director, officer, general partner or advisory person of the Trust or the Adviser; and (2) any other persons designated by the Review Officer as having access to current trading information. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by the Adviser, (ii) Initial Public Offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits and (vi) services as a director. Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Portfolios. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. The Adviser reports to the Board of Trustees on a quarterly basis, as to whether there were any violations of the SunAmerica Code by Access Persons of the Trust or any Subadviser during the quarter.

         The Subadvisers have each adopted a written Code of Ethics, the provisions of which are materially similar to those in the SunAmerica Code, and have, with the exception of Putnam Investment Management, Inc. and Davis Advisors, undertaken to comply with the provisions of the SunAmerica Code to the extent such provisions are more restrictive. Further, the Subadvisers report to the Adviser on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Trust. In turn, the Adviser reports to the Board of Trustees as to whether there were any violations of the SunAmerica Code by Access Persons of the Trust or any Subadviser.

                             SUBADVISORY AGREEMENTS

         Alliance Capital Management L.P. ("Alliance"), Banc of America Capital Management, LLC ("BACAP"), Davis Selected Advisers L.P. d/b/a Davis Advisors ("Davis"), Federated Investment Counseling ("Federated"), Goldman Sachs Asset Management ("GSAM"), Goldman Sachs Asset Management International ("GSAM-International"), Marsico Capital Management, LLC ("Marsico"), Massachusetts Financial Services Company ("MFS"), Morgan Stanley Investment Management Inc. d/b/a Van Kampen ("Van Kampen"), Putnam Investment Management Inc. ("Putnam"), U.S. Bancorp Asset Management ("USBAM"), and WM Advisors, Inc. ("WMA") act as Subadvisers to certain of the Trust's Portfolios pursuant to various Subadvisory Agreements with SAAMCo. Under the Subadvisory Agreements, the Subadvisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the Subadvisers is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo, which pays the Subadvisers' fees.

         Alliance is an indirect majority-owned subsidiary of AXA Financial, Inc. BACAP is a wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation. Federated is a wholly owned subsidiary of Federated Investors, Inc. As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman, Sachs & Co., GSAM is a unit of IMD. GSAM International is an affiliate of Goldman, Sachs & Co. Van Kampen is a subsidiary of Morgan Stanley Dean Witter & Co. USBAM, formerly U.S Bancorp Piper Jaffrey Asset Management, is a successor business to First American Asset Management, a division of U.S. Bank National Association, which was formed pursuant to an internal reorganization within U.S. Bancorp. USBAM is a subsidiary of U.S. Bank National Association, which is a subsidiary of U.S. Bancorp. WMA is a wholly-owned subsidiary of New America Capital, Inc., a holding company which in turn is a wholly-owned subsidiary of Washington Mutual, Inc.

         Marsico is a wholly-owned, indirect subsidiary of Bank of America Corporation. Tom Marsico founded Marsico in September 1997. In February 1999, Bank of America exercised an option to purchase a 50% non-controlling interest in Marsico. In June 2000, Marsico announced that Bank of America would acquire the remaining 50% of the firm that it did not already own; the transaction was completed January 2, 2001.

         The Subadvisory Agreement, after initial approval with respect to a Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and may thereafter be renewed from year to year as to a Portfolio for so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreement may be terminated at any time, without penalty, by the Trustees, by the holders of a majority of the respective Portfolio's outstanding voting securities, by SAAMCo or not less than 30 nor more than 60 days written notice to the Subadviser, or by the Subadviser on 90 days written notice to SAAMCo and the Trust. Under the terms of the Subadvisory Agreement, the Subadviser is not liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties.

         In approving the Subadvisory Agreement, the Board, including the disinterested Trustees, considered the reasonableness of the fee paid to the Subadviser by the Adviser in light of the extent and quality of the advisory services provided and any additional benefits received by the Subadviser or its affiliates in connection with providing services to the Portfolios and compared the fees charged by the Subadviser to those paid by similar funds for comparable services. The Board also considered each Portfolio's performance relative to a selected peer group and to other benchmarks, the expense ratio of each Portfolio in comparison to other funds of comparable size, the history, reputation and qualifications and background of the management personnel and its financial condition, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to Portfolio performance and the Subadviser's services, and benefits potentially accruing to the Subadviser and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the Subadviser, if any, as well as research services received by the Subadviser from brokers-dealers who execute transactions on behalf of the Portfolios. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Subadvisory Agreement was in the best interests of each Portfolio and its shareholders. The Independent Trustees were advised by separate independent legal counsel throughout the process.

         The Adviser pays each Subadviser a monthly fee with respect to each Portfolio for which the Subadviser performs services, computed on average daily net assets, at the following annual rates:

SUBADVISER                  PORTFOLIO                                     FEE
----------                  ---------                                     ---
Alliance                    Alliance Growth Portfolio                     .35% on the first $50 million
                                                                          .30% on the next $100 million
                                                                          .25% thereafter

                            Growth-Income Portfolio                       .35% on the first $50 million
                                                                          .30% on the next $100 million
                                                                          .25% on the next $150 million
                                                                          .20% on the next $200 million
                                                                          .15% thereafter

                            Global Equities Portfolio                     .50% on the first $50 million
                                                                          .40% on the next $100 million
                                                                          .30% on the next $150 million
                                                                          .25% thereafter

BACAP                       Cash Management Portfolio                     .15% on the first $750 million
                                                                          .10% thereafter

Davis                       Davis Venture Value Portfolio                 .45% on the first $100 million
                            Real Estate Portfolio                         .40% on the next $400 million
                                                                          .35% thereafter

Federated                   Corporate Bond Portfolio                      .30% on the first $25 million
                                                                          .25% on the next $25 million
                                                                          .20% on the next $100 million
                                                                          .15% thereafter

                            Federated Value Portfolio                     .55% on the first $20 million
                            Telecom Utility Portfolio                     .35% on the next $30 million
                                                                          .25% on the next $100 million
                                                                          .20% on the next $350 million
                                                                          .15% thereafter

GSAM                        Goldman Sachs Research                        .80% on the first $500 million
                                                                          .70% thereafter

GSAM-International          Global Bond Portfolio                         .40% on the first $50 million
                                                                          .30% on the next $100 million
                                                                          .25% on the next $100 million
                                                                          .20% thereafter

Marsico                     Marsico Growth Portfolio                      .45% of Net Assets

MFS                         MFS Growth and Income Portfolio               .40% on the first $300 million
                                                                          .375% on the next $300 million
                                                                          .35% on the next $300 million
                                                                          .325% on the next $600 million
                                                                          .25% thereafter

                            MFS Total Return Portfolio                    .375% of Net Assets

SUBADVISER                  PORTFOLIO                                     FEE
----------                  ---------                                     ---
MFS                         MFS Mid-Cap Growth Portfolio                  .40% on the first $300 million
                                                                          .375% on the next $300 million
                                                                          .35% on the next $300 million
                                                                          .325% on the next $600 million
                                                                          .25% thereafter

Van Kampen                  International Diversified Equities            .65% on the first $350 million
                            Portfolio                                     .60% thereafter
                            Worldwide High Income Portfolio

                            Technology                                    .70% on the first $250 million
                                                                          .65% on the next $250 million
                                                                          .60% thereafter

Putnam                      Putnam Growth Portfolio                       .50% on the first $150 million
                                                                          .45% on the next $150 million
                                                                          .35% thereafter

                            Emerging Markets Portfolio                    1.00% on the first $150 million
                                                                          .95% on the next $150 million
                                                                          .85% thereafter

                            International Growth and Income Portfolio     .65% on the first $150 million
                                                                          .55% on the next $150 million
                                                                          .45% thereafter

USBAM (formerly USBPJAM)    Equity Income Portfolio                       .30% of Net Assets
                            Small Company Value Portfolio                 .80% of Net Assets
                            Equity Index Portfolio                        .125% of Net Assets

WMA*                        Asset Allocation Portfolio                    .40% on the first $50 million
                                                                          .30% on the next $100 million
                                                                          .25% on the next $100 million
                                                                          .20% thereafter

----------
* On July 2, 2001, WMA replaced GSAM as subadvisor to the Asset Allocation Portfolio.

The following table sets forth the fees paid to the Subadvisers, for the fiscal years ended January 31, 2000, 2001 and 2002.

                                SUBADVISORY FEES


SUBADVISER             PORTFOLIO                            2002           2001             2000
----------             ---------                            ----           ----             ----
Alliance               Alliance Growth                   $5,470,423      $7,615,575       $5,733,762
                       Growth-Income                     $2,891,854      $3,475,666       $2,729,906
                       Global Equities                   $1,556,980      $2,009,602       $1,605,346

BACAP                  Cash Management                   $1,026,984      $   62,289+++            --

Davis                  Davis Venture Value               $9,002,306      $9,319,997       $7,632,106
                       Real Estate                       $  367,183      $  301,258       $  264,856

Federated              Corporate Bond                    $  473,919      $  391,118       $  377,246
                       Federated Value                   $  672,165      $  601,843       $  556,732
                       Telecom Utility                   $  345,299      $  385,303       $  344,620

GSAM+                  Asset Allocation                  $  604,884      $1,616,235       $1,679,145
                       Goldman Sachs Research            $  291,265      $  112,289***            --

GSAM- International    Global Bond                       $  486,617      $  440,438       $  429,356

Marsico                Marsico Growth                    $   44,804      $    2,210***            --

MFS                    MFS Growth and Income             $1,344,574      $1,438,459       $1,212,464
                       MFS Total Return                  $1,464,243      $  907,814       $  691,827
                       MFS Mid-Cap Growth                $1,248,597      $  945,209       $   75,134****

Van Kampen             Worldwide High Income             $  664,241      $  774,438
                       International Diversified
                       Equities                          $2,154,795      $2,789,074       $2,590,115
                       Technology                        $  283,806      $  146,657**

Putnam                 International Growth and
                       Income                            $1,764,790      $1,803,494       $1,238,806
                       Emerging Markets                  $  764,763      $1,031,241       $  588,068
                       Putnam Growth                     $2,365,699      $3,243,453       $2,536,085

USBAM (formerly        Equity Income                     $   23,973      $   22,227       $   17,592
USBPJAM)               Equity Index                      $   67,616      $   82,947       $   38,555
                       Small Company Value               $   41,662      $   44,682       $   40,830

WMA+                   Asset Allocation                  $  824,166              --               --


----------
+++ For the period 12/29/00 (date management of Portfolio was transferred from SAAMCo to BACAP) through 1/31/01.


+ GSAM was the Subadviser, for the Asset Allocation Portfolio until July 2, 2001, when WMA became Subadviser for that portfolio.

**       For the period 7/5/00 (commencement of operations) through 1/31/01.

***      For the period 12/29/00 (commencement of operations) through 1/31/01.

****     For the period 4/1/99 (commencement of operations) through 1/31/00.

         The Subadvisory Agreements, after initial approval with respect to a Portfolio, continue in effect for a period of two years, in accordance with their terms, unless terminated, and may thereafter be renewed from year to year as to a Portfolio for so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreements provide that they will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the Advisory Agreement. The Subadvisory Agreements may be terminated by the Trust, the Adviser or the respective Subadviser upon the specified written notice contained in the Agreement.

                                 RULE 12b-1 PLAN


         The Board of Trustees has adopted a Rule 12b-1 Plan for Class B shares (the "Class B Plan") pursuant to Rule 12b-1 under the 1940 Act. There is no Rule 12b-1 Plan in effect for Class A shares. Reference is made to "Account Information - Service Fees" in the Prospectus for certain information with respect to the Class B Plan. The Class B Plan provides for service fees payable at the annual rate of 0.15% of the average daily net assets of such Class B shares. The service fees will be used to compensate the Life Companies for costs associated with the servicing of Class B shares, including the cost of reimbursing the Life Companies for expenditures made to financial intermediaries for providing services to contract holders who are the indirect beneficial owners of the Portfolios' Class B shares. It is possible that in any given year, the amount paid to certain financial intermediaries for such services could exceed the financial intermediaries' costs as described above.


         Continuance of the Class B Plan with respect to each Portfolio is subject to annual approval by vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust (collectively, the "Disinterested Trustees") who have no direct or indirect financial interest in the operation of the Class B Plan or in any agreements related to the Class B Plan (the "Independent Trustees"). The Class B Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to Class B shares of a Portfolio, without approval of the shareholders of the Class B shares of the Portfolio. In addition, all material amendments to the Class B Plan most be approved by the Trustees in the manner described above. The Class B Plan may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Class B shares of the Portfolio. So long as the Class B Plan is in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the Independent Trustees. In the Trustees' quarterly review of the Class B Plan, they will consider the continued appropriateness of, and the level of, compensation provided in the Class B Plan. In their consideration of the Class B Plan with respect to a Portfolio, the Trustees must consider all factors they deem relevant, including information as to the benefits for the Portfolio for the shareholders of Class B of the Portfolio.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES


         Under the Code, each Portfolio is treated as a separate regulated investment company providing qualification requirements are met. To qualify as a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. government securities, and other securities limited in respect of any one issuer to not greater than 5% of the value of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies of any one issuer).



         So long as a Portfolio qualifies as a regulated investment company, such Portfolio will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividend or capital gain dividends. It is the policy of each Portfolio to distribute to its shareholders substantially all of its ordinary income and net capital gains realized during each fiscal year. All distributions are reinvested in shares (of the same class) of the Portfolio at net asset value unless the transfer agent is instructed otherwise.



         Each Portfolio of the Trust is also subject to variable contract asset diversification regulations prescribed by the U.S. Treasury Department under the Code. These regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the value of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but each U.S. agency or instrumentality is treated as a separate issuer. If a Portfolio fails to comply with these regulations, the contracts invested in that Portfolio will not be treated as annuity, endowment or life insurance contracts for federal income tax purposes and the income allocable to the contracts will be subject to federal income tax as ordinary income.



        A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over the issue price thereof ("original issue discount") each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, to generate cash in order to satisfy its distribution requirements.



        Options, forward contracts, futures contracts and foreign currency transactions entered into by a Portfolio will be subject to special tax rules. These rules may accelerate income to a Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by a Portfolio.



        The Real Estate Portfolio may invest in REITs that hold residual interests in REMICs. Under regulations to be prescribed by Treasury (which, if and when issued, could apply retroactively), the Real Estate Portfolio may have income from a REIT that is attributable to the REIT's residual interest in a REMIC and that is treated as an "excess inclusion". Under certain circumstances, the shareholders of the Real Estate Portfolio may have income constituting an "excess inclusion" (in proportion to the dividends received by such shareholders from the Real Estate Portfolio) with the same federal income tax consequences as if such shareholders held the related REMIC residual interest directly.




         A "passive foreign investment company" ("PFIC") is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, the "PFIC income"), plus certain interest charge, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Portfolio may make a "mark-to-market" election with respect to any stock it holds of a PFIC, if such stock is "marketable" (as defined by the Code for purposes of such election). If the election is in effect, at the end of the Portfolio's taxable year, the Portfolio will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of gains recognized in prior years.

Alternatively, a Portfolio may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in its income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio described above. In order to make this election, a Portfolio would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.



         Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of the Portfolio assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes.


         For the fiscal year ended January 31, 2002:


                      PORTFOLIO                        LOSS CARRY-FORWARDS
                      ---------                        -------------------
Cash Management......................................  $    832,223
Corporate Bond.......................................  $  9,333,522
Global Bond..........................................  $ 83,551,819
High Yield Bond......................................  $ 83,903,011
Worldwide High Income................................  $ 29,718,793
SunAmerica Balanced..................................  $ 48,443,426
Asset Allocation.....................................  $ 22,610,456
Telecom Utility......................................  $ 22,866,062
Equity Income........................................  $    155,171
Equity Index.........................................  $    131,483
Growth-Income........................................  $115,415,508
Federated Value......................................  $ 11,638,887
Davis Venture Value..................................  $ 42,105,519
"Dogs" of Wall Street................................  $  4,858,436
Alliance Growth......................................  $531,004,958
Goldman Sachs Research...............................  $  9,928,712
MFS Growth and Income................................  $ 39,612,082
Putnam Growth........................................  $125,260,896
Blue Chip Growth.....................................  $  4,306,287
Real Estate..........................................  $ 10,265,945
MFS Mid-Cap Growth...................................  $ 42,546,241
Aggressive Growth....................................  $188,222,538
Growth Opportunities.................................  $ 14,827,525
Marsico Growth.......................................  $  1,677,582
International Growth and Income......................  $ 50,807,088
Global Equities......................................  $ 83,551,819
International Diversified Equities...................  $ 18,310,629
Emerging Markets.....................................  $ 22,757,501
Technology...........................................  $ 33,063,697



         To the extent not yet utilized, such losses will be available to each of the Portfolios to offset future gains through 2004 and 2010. The utilization of such losses will be subject to annual limitations under the Code.


                               SHARES OF THE TRUST

         The Trust consists of thirty-one separate Portfolios, each of which offers Class A and B shares. All shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of the shareholders. Shareholders' meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders' meetings for the purpose of electing Trustees unless and until such time as fewer than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders' meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust. A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees, provided that immediately after the appointment of any successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except that amendments to conform the Declaration of Trust to the requirements of applicable federal laws or regulations or the regulated investment company provisions of the Code may be made by the Trustees without the vote or consent of shareholders. If not terminated by the vote or written consent of a majority of its outstanding shares, the Trust will continue indefinitely.

         In matters affecting only a particular Portfolio, the matter shall have been effectively acted upon by a majority vote of that Portfolio even though:
(1) the matter has not been approved by a majority vote of any other Portfolio; or (2) the matter has not been approved by a majority vote of the Trust.

         The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class B shares are subject to services fees; and
(iii) Class B shares have voting rights on matters that pertain to the Rule 12b-1 Plan adopted with respect to Class B shares.

         Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

                                 PRICE OF SHARES

         Shares of the Trust are currently offered only to the separate accounts of the Life Companies ("Variable Separate Accounts"). The Trust is open for business on any day the NYSE is open for business. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). Each Portfolio calculates the net asset value of each class of its shares separately by dividing the total value of its net assets of each class by the number of such class shares outstanding. The net asset value of each class of a Portfolio's shares will also be computed on each other day in which there is a sufficient degree of trading in such portfolio's securities that the net asset value of its shares might be materially affected by changes in the values of the portfolio securities; provided, however, that on such day the Trust receives a request to purchase or redeem such Portfolio's shares. The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.

         Stocks and convertible bonds and debentures traded on the NYSE are valued at the last sale price on such exchange on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. Non-convertible bonds and debentures and other long-term debt securities normally are valued at prices obtained for the day of valuation from a bond pricing service, when such prices are available. In circumstances where the Adviser or Subadviser deems it appropriate to do so, an over-the-counter or exchange quotation (at the mean of representative quoted bid or asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type) may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. U.S. Treasury bills, and other obligations issued by the U.S. government, its agencies or instrumentalities, certificates of deposit issued by banks, corporate short-term notes and other short-term investments with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options on currencies purchased by a Portfolio are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. Futures contracts involving foreign currencies traded on exchanges are valued at their last sale or settlement price as of the close of such exchanges or if no sales are reported, at the mean between the last reported bid and asked prices. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser or Subadviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Trustees. The fair value of all other assets is added to the value of securities to arrive at the respective Portfolio's total assets.

         A Portfolio's liabilities, including proper accruals of expense items, are deducted from total assets. The net asset value of a class of shares of the respective Portfolio is divided by the total number of shares outstanding in that class to arrive at the net asset value per share.

                       EXECUTION OF PORTFOLIO TRANSACTIONS

         It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution at the most favorable prices. The determination of what may constitute best execution involves a number of considerations, including the economic result to the Trust (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions and the financial strength and stability of the broker. Such considerations are judgmental and are considered in determining the overall reasonableness of brokerage commissions paid.

         A factor in the selection of brokers is the receipt of research services -- analyses and reports concerning issuers, industries, securities, economic factors and trends -- and other statistical and factual information. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by the Adviser or Subadviser.

         The Adviser or Subadviser may cause a Portfolio to pay broker-dealers commissions that exceed what other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. The extent to which commissions may reflect the value of research services cannot be presently determined. To the extent that research services of value are provided by broker-dealers with or through whom the Adviser or Subadviser places the

Trust's portfolio transactions, the Adviser or Subadviser may be relieved of expenses it might otherwise bear. Research services furnished by broker-dealers may be used by the Adviser or Subadviser in connection with the Trust and could be useful and of value to the Adviser or Subadviser in serving other clients as well as the Trust. Research services obtained by the Adviser or Subadviser as a result of the placement of portfolio brokerage of other clients could also be useful and of value in serving the Trust.

         Consistent with NASD Conduct Rules and policies established by the Board of Trustees, the Adviser or Subadvisers may consider sales of the Trust's Portfolios as a factor in the selection of brokers or dealers to execute portfolio transactions for the Portfolios, subject to best execution. In that regard, certain of the Trust's brokerage may be directed to Merrill Lynch/Broadcort Capital Group and Lynch, Jones & Ryan, each of which has agreed to pay a portion of its commissions to brokers identified by the Adviser that have sold shares of the Trust's Portfolios.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Trust has obtained exemptive orders from the SEC, permitting the Trust in certain circumstances to deal with securities dealers (that may be deemed to be affiliated persons of affiliated persons of the Trust solely because of a subadvisory relationship with one or more Portfolios) as a principal in purchases and sales of certain securities, and to pay commissions, fees or other remuneration to such securities dealers in connection with the sale of securities to or by any of the Portfolios on a securities exchange without complying with certain of the requirements of Rule 17e-1 under the 1940 Act.

         Subject to the above considerations, the Adviser or a Subadviser may use broker-dealer affiliates of the Adviser or a Subadviser, as a broker for any Portfolio. In order for such broker-dealer to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by the broker-dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow such broker-dealer to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees of the Trust, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to such broker-dealers are consistent with the foregoing standard. These types of brokerage transactions are also subject to such fiduciary standards as may be imposed upon the broker-dealers by applicable law.

         The following tables set forth the brokerage commissions paid by the Portfolios and the amounts of the brokerage commissions paid to affiliated broker-dealers of such Portfolios for the fiscal years ended January 31, 2000, 2001 and 2002.

                           2002 BROKERAGE COMMISSIONS


                                                                                                     PERCENTAGE OF
                                                                                                       AMOUNT OF
                                                                                                     TRANSACTIONS
                                                                               PERCENTAGE OF       INVOLVING PAYMENT
                                         AGGREGATE        AMOUNT PAID TO    COMMISSIONS PAID TO     OF COMMISSIONS
                                         BROKERAGE          AFFILIATED           AFFILIATED       THROUGH AFFILIATED
PORTFOLIO                               COMMISSIONS      BROKER-DEALERS*       BROKER-DEALERS       BROKER-DEALERS
Equity Income                                 $8,228                  -                   -                 -
Equity Index                                  $1,722                  -                   -                 -
Small Company Value                           $7,265                  -                   -                 -
MFS Mid-Cap Growth                          $446,121                  -                   -                 -
Goldman Sachs Research                       $66,578            $39,214                  58.90%            57.23%
Blue Chip Growth                             $75,068                  -                   -                 -
Growth Opportunities                        $130,999                  -                   -                 -
Technology                                   $81,339             $2,972                   3.65%             4.35%
Marsico Growth                               $29,278                  -                   -                 -
Cash Management                                    -                  -                   -                 -
Corporate Bond                                     -                  -                   -                 -
Global Bond                                        -                  -                   -                 -
High-Yield Bond                                    -                  -                   -                 -
Asset Allocation                            $532,894               $846                   0.16%             0.07%
Growth-Income                             $2,204,898             $2,500                   0.11%             0.21%
Global Equities                           $1,096,423             $6,050                   0.55%             0.73%
Alliance Growth                           $3,829,199             $3,925                   0.10%             0.12%
MFS Growth and Income                       $608,045                  -                   -                 -
Putnam Growth                             $1,138,773                  -                   -                 -
International Diversified Equities          $102,832               $243                   0.24%             0.06%
Davis Venture Value                       $1,812,900                  -                   -                 -
MFS Total Return                            $457,968                  -                   -                 -
Worldwide High Income                              -                  -                   -                 -
Telecom Utility                             $217,273                  -                   -                 -
SunAmerica Balanced                         $838,886                  -                   -                 -
Federated Value                             $304,463                  -                   -                 -
Aggressive Growth                         $1,131,265                  -                   -                 -
International Growth and Income           $1,372,315                  -                   -                 -
Emerging Markets                            $543,738                  -                   -                 -
Real Estate Portfolio                       $169,516                  -                   -                 -
"Dogs" of Wall Street                       $100,812                  -                   -                 -


                           2001 BROKERAGE COMMISSIONS

                                                                                                     PERCENTAGE OF
                                                                                                       AMOUNT OF
                                                                                                     TRANSACTIONS
                                                                               PERCENTAGE OF       INVOLVING PAYMENT
                                       AGGREGATE         AMOUNT PAID TO     COMMISSIONS PAID TO     OF COMMISSIONS
                                       BROKERAGE           AFFILIATED            AFFILIATED       THROUGH AFFILIATED
            PORTFOLIO                 COMMISSIONS       BROKER-DEALERS*        BROKER-DEALERS       BROKER-DEALERS
MFS Mid-Cap Growth                        $420,694
Cash Management                                  -                  -                     -                 -
Corporate Bond                              $4,313                  -                     -                 -
Global Bond                                   $292               $292                   100%              100%

                           2001 BROKERAGE COMMISSIONS

                                                                                                     PERCENTAGE OF
                                                                                                       AMOUNT OF
                                                                                                     TRANSACTIONS
                                                                               PERCENTAGE OF       INVOLVING PAYMENT
                                       AGGREGATE         AMOUNT PAID TO     COMMISSIONS PAID TO     OF COMMISSIONS
                                       BROKERAGE           AFFILIATED            AFFILIATED       THROUGH AFFILIATED
            PORTFOLIO                 COMMISSIONS       BROKER-DEALERS*        BROKER-DEALERS       BROKER-DEALERS
High-Yield Bond                             $1,211                  -                     -                 -
Worldwide High Income                         $178                  -                     -                 -
SunAmerica Balanced                       $479,332                  -                     -                 -
MFS Total Return Portfolio
(formerly Balanced/Phoenix
Investment Counsel)                       $271,028                  -                     -                 -
Asset Allocation                          $464,994            $42,205                     9.08%            25.77%
Telecom Utility                           $196,599                  -                     -                 -
Equity Income                              $12,840                  -                     -                 -
Equity Index                                $2,660                  -                     -                 -
Growth-Income                           $1,948,664                  -                     -                 -
Federated Value                           $241,644                  -                     -                 -
Davis Venture Value                     $1,327,181             $5,560                     0.42%             0.75%
"Dogs of Wall Street"                      $24,286                  -                     -                 -
Alliance Growth                         $4,318,171             $1,740**                   0.04%             0.09%
Goldman Sachs Research                     $55,191            $24,385                    44.18%            24.06%
MFS Growth and Income Portfolio
(formerly Growth/Phoenix
Investment Counsel)                       $498,581                  -                     -                 -
Putnam Growth (formerly
Provident Growth)                         $918,929                  -                     -                 -
Blue Chip Growth                           $20,231                  -                     -                 -
Real Estate                               $102,209                  -                     -                 -
Small Company Value                         $7,995                  -                     -                 -
Aggressive Growth                       $1,315,037                  -                     -                 -
Growth Opportunities                       $36,209                  -                     -                 -
Marisco Growth                              $4,270                  -                     -                 -
International Growth and Income         $1,073,911                  -                     -                 -
Global Equities                         $1,598,684             $2,900                     0.18%             0.09%
International Diversified                                           -                     -                 -
Equities                                  $341,675                  -                     -                 -
Emerging Markets                          $883,103                  -                     -                 -
Technology                                 $37,748                  -                     -                 -

----------
* The affiliated broker-dealer that effected transactions with the indicated portfolios included Goldman Sachs & Co, Shelby Cullom Davis and Donaldson, Lufkin & Jenrette.

** Alliance's affiliated broker-dealers are AXA Advisors, LLC, Equitable Distributors, Inc., Alliance Fund Distributors, Inc. and Sanford C. Bernstein & Co., LLC

                           2000 BROKERAGE COMMISSIONS

                                                                                                     PERCENTAGE OF
                                                                                                       AMOUNT OF
                                                                                                     TRANSACTIONS
                                                                               PERCENTAGE OF       INVOLVING PAYMENT
                                       AGGREGATE         AMOUNT PAID TO     COMMISSIONS PAID TO     OF COMMISSIONS
                                       BROKERAGE           AFFILIATED            AFFILIATED       THROUGH AFFILIATED
            PORTFOLIO                 COMMISSIONS       BROKER-DEALERS*        BROKER-DEALERS       BROKER-DEALERS
Cash Management                                  -                  -                     -                 -
Corporate Bond                                $351                  -                     -                 -
Global Bond                                      -                  -                     -                 -
High-Yield Bond                               $770                  -                     -                 -
Worldwide High Income                         $518                  -                     -                 -
SunAmerica Balanced                       $244,959                  -                     -                 -
MFS Total Return Portfolio
(formerly Balanced/Phoenix
Investment Counsel)                       $184,004                  -                     -                 -
Asset Allocation                        $2,692,225            $77,357                     2.87%             2.08%
Equity Income                               $6,474                  -                     -                 -
Telecom Utility                           $358,061                  -                     -                 -
Equity Index                               $21,660                  -                     -                 -
Growth-Income                           $1,568,820                  -                     -                 -
Federated Value                           $192,687                  -                     -                 -
Davis Venture Value                     $1,251,727             $9,603                     0.77%             0.69%
Alliance Growth                         $2,831,086                  -                     -                 -
MFS Growth and Income Portfolio
(formerly Growth/Phoenix
Investment Counsel)                       $456,832
Putnam Growth (formerly
Provident Growth)                         $631,393                  -                     -                 -
Real Estate                               $187,761                  -                     -                 -
Small Company Value                        $10,281                  -                     -                 -
Aggressive Growth                         $333,636                  -                     -                 -
International Growth and Income           $773,397                  -                     -                 -
Global Equities                         $1,588,213                  -                     -                 -
International Diversified
Equities                                  $365,969                  -                     -                 -
Emerging Markets                          $714,722                  -                     -                 -
"Dogs" of Wall Street                     $188,595                  -                     -                 -
MFS Mid-Cap Growth                        $101,342                  -                     -                 -
Cash Management                                  -                  -                     -                 -
Corporate Bond                                   -                  -                     -                 -
Global Bond                                      -                  -                     -                 -
High-Yield Bond                                  -                  -                     -                 -
Worldwide High Income                            -                  -                     -                 -
SunAmerica Balanced                        $20,508                  -                     -                 -

----------
* The affiliated broker-dealers that effected transactions with the indicated portfolios included Goldman Sachs & Co. and Shelby Cullom & Davis.

         The policy of the Trust with respect to brokerage is reviewed by the Board of Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

         The Adviser and the Subadvisers and their respective affiliates may manage, or have proprietary interests in, accounts with similar or dissimilar or the same investment objectives as one or more Portfolios of the Trust. Such account may or may not be in competition with a Portfolio for investments. Investment decisions for such accounts are based on criteria relevant to such accounts; Portfolio decisions and results of the Portfolio's investments may differ from those of such other accounts. There is no obligation to make available for use in managing the Portfolio any information or strategies used or developed in managing such accounts. In addition, when two or more accounts seek to purchase or sell the same assets, the assets actually purchased or sold may be allocated among accounts on a good faith equitable basis at the discretion of the account's adviser. In some cases, this system may adversely affect the price or size of the position obtainable for a Portfolio.

         If determined by the Adviser or Subadviser to be beneficial to the interests of the Trust, partners and/or employees of the Adviser or Subadvisers may serve on investment advisory committees, which will consult with the Adviser regarding investment objectives and strategies for the Trust. In connection with serving on such a committee, such persons may receive information regarding a Portfolio's proposed investment activities which is not generally available to unaffiliated market participants, and there will be no obligation on the part of such persons to make available for use in managing the Portfolio any information or strategies known to them or developed in connection with their other activities.

         It is possible that a Portfolio's holdings may include securities of entities for which a Subadviser or its affiliate performs investment banking services as well as securities of entities in which a Subadviser or its affiliate makes a market. From time to time, such activities may limit a Portfolio's flexibility in purchases and sales of securities. When a subadviser or its affiliate is engaged in an underwriting or other distribution of securities of an entity, the Subadviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Portfolio.

                              FINANCIAL STATEMENTS

         The Trust's audited financial statements with respect to the fiscal year ended January 31, 2002 are incorporated into this Statement of Additional Information by reference to its 2002 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 445-7862 or writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

                               GENERAL INFORMATION

         Custodian - State Street Bank Corporation ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's custodian. In this capacity, State Street maintains the portfolio securities held by the Trust, administers the purchase and sale of portfolio securities and performs certain other duties. State Street also serves as transfer agent and dividend disbursing agent for the Trust.

         Independent Accountants and Legal Counsel - PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, is the Trust's independent accountants. PricewaterhouseCoopers LLP, performs an annual audit of the Trust's financial statements and provides tax advisory services, tax return preparation and accounting services relating to filings with the SEC. The firm of Shearman & Sterling, 599 Lexington Avenue, New York, NY 10022 has been selected as legal counsel to the Trust.


         Reports to Shareholders - Persons having a beneficial interest in the Trust are provided at least semi-annually with reports showing the investments of the Portfolios, financial statements and other information.

         Shareholder and Trustee Responsibility - Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

         Under the Declaration of Trust, the trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Trust provides indemnification to its trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder.

         Registration Statement - A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, and the 1940 Act. The Prospectuses and this Statement of Additional Information do not contain all information set forth in the registration statement, its amendments and exhibits thereto, that the Trust has filed with the SEC, Washington, D.C., to all of which reference is hereby made.

                                    APPENDIX

                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF MOODY'S CORPORATE RATINGS

         Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities. A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.


         A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.


         Baa Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

         The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

         -        Leading market positions in well established industries

         -        High rates of return on funds employed

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation

         - Well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

         If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

         Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS

         A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

         The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

         A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

                  Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

         CI The rating CI is reserved for income bonds on which no interest is being paid.

         D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

         Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

         L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

         * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

         NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

         A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

         A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

         B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

         C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

         The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

DESCRIPTION OF FITCH, IBCA, ("Fitch") CORPORATE DEBT RATINGS



         Fitch rates long-term debt specifically to credit quality, i.e., the likelihood of timely payment for principal and interest. AAA is considered the highest credit quality. AA is considered very high credit quality. A is regarded as high credit quality. BBB is considered to be good credit quality. BB is regarded as speculative and B is regarded as highly speculative. CCC, CC and C are considered high default risk. DDD, DD and D are considered default. Ratings in the long-term debt categories may include a plus (+) or minus (-) designation, which indicates where within the respective category the issue is placed.



DESCRIPTION OF FITCH'S COMMERCIAL PAPER RATINGS



         Fitch commercial paper ratings are consistent with the short-term rating criteria utilized by money market participants. Fitch commercial paper ratings refine the traditional 1 category. The majority of commercial issuers carry the higher short-term rating yet significant quality differences within that tier do exist. As a consequence, Fitch has incorporated gradations of 1+ and 1- to assist investors in recognizing those differences.



         F1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature. F2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings. F3 - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B - Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions. C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. D - Default. Denotes actual or imminent payment default.


DESCRIPTION OF THOMSON BANKWATCH, INC.'S CORPORATE DEBT RATINGS

         BankWatch rates the long-term debt securities issued by various entities either AAA or AA. AAA is the highest category, which indicates the ability to repay principal and interest on a timely basis is very high. AA is the second highest category, which indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. Ratings in the long-term debt categories may include a plus (+) or minus (-) designation, which indicates where within the respective category the issue is placed.

DESCRIPTION OF THOMSON BANKWATCH, INC.'S COMMERCIAL PAPER RATINGS

         Thomson BankWatch, Inc. ("BankWatch") short-term ratings apply only to unsecured instruments that have a maturity of one year or less. These short-term ratings specifically assess the likelihood of an untimely payment of principal and interest. TBW-1 is the highest category, which indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. TBW-2 is the second highest category and, while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

DESCRIPTION OF FITCH IBCA, INC.'S ("FITCH") INVESTMENT GRADE BOND RATINGS

         Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and of any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

         Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

         AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA." categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-L."

         A Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


         BBB Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


                           PLUS (+) OR MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

         NR Indicates that Fitch does not rate the specific issue.



         WITHDRAWN         A rating will be withdrawn when an issue matures or
                           is called or refinanced and, at Fitch's discretion, WHEN AN ISSUER FAILS TO FURNISH PROPER AND TIMELY
                           INFORMATION.


         RATING WATCH      Ratings are placed on Rating Watch to notify
                           investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive" indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.



         Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

DESCRIPTION OF FITCH SPECULATIVE GRADE BOND RATINGS

         Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

         BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

         B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

         CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

         C Bonds are in imminent default in payment of interest or principal.

         DDD Bonds are in default on interest and/or principal payments. Such bonds are extremely

         DD speculative and should be valued on the basis of their ultimate recovery value in liquidation

         D or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

         PLUS (+) OR MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below "CCC."


DESCRIPTION OF FITCH INVESTMENT GRADE SHORT-TERM RATINGS

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

FITCH SHORT-TERM RATINGS ARE AS FOLLOWS:




         F-1 Highest Credit Quality. Issues assigned this rating reflect strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.


         F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1 ratings.

         F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.


         B Speculative. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.



         C High Default Risk. Issues assigned this rating are in real possibility of default.


         D Default. Issues assigned this rating are in actual or imminent payment default.

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits.

Exhibits.


     (a)   (i)     Declaration of Trust. Incorporated herein by reference to
                   Exhibit 1 of Post-Effective Amendment No. 6 to the
                   Registrant's Registration Statement on Form N-1A (File No.
                   811-7238) filed on February 29, 1996.



           (ii) Amendment to Declaration of Trust. Incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (file No. 811-7238) filed on February 29, 1996.



           (iii) Amendment to Declaration of Trust. Incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (file No. 811-7238) filed on February 29, 1996.



     (b) By-Laws. Incorporated herein by reference to Exhibit 2 of Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on February 29, 1996.

     (c)  Inapplicable.


     (d)   (i)     Investment Advisory and Management Agreement between
                   Registrant and SunAmerica Asset Management Corp. ("SAAMCo").
                   Incorporated herein by reference to Post-Effective Amendment
                   No. 20 to the Registrant's Registration Statement on Form
                   N-1A filed on March 31, 1999.



           (ii) Form of Subadvisory Agreement between SAAMCo and Alliance Capital Management L.P. Incorporated herein by reference to identically numbered exhibit to Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed on Form N-1A on March 31, 1999.



           (iii) Form of Subadvisory Agreement between SAAMCo and Davis Selected Advisers, L.P. Incorporated herein by reference to identically numbered exhibit to Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A filed on March 31, 1999.



           (iv)    Form of Subadvisory Agreement between SAAMCo and
                   Federated Investment Counseling. Incorporated herein by reference to identically numbered exhibit to Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A filed on March 31, 1999.



           (v)     Form of Subadvisory Agreement between SAAMCo and
                   First American Asset Management. Incorporated herein by reference to identically numbered exhibit to Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A filed on March 31, 1999.



           (vi)    Form of Subadvisory Agreement between SAAMCo and
                   Goldman Sachs Asset Management. Incorporated herein by reference to identically numbered exhibit to Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A filed on March 31, 1999.



           (vii) Form of Subadvisory Agreement between SAAMCo and Goldman Sachs Asset Management International. Incorporated herein by reference to identically numbered exhibit to Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A filed on March 31, 1999.



           (viii) Form of Subadvisory Agreement between SAAMCo and Massachusetts Financial Services Company. Incorporated herein by reference to identically numbered exhibit to Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A filed on March 31, 1999.



           (ix) Form of Subadvisory Agreement between SAAMCo and Morgan Stanley Dean Witter Investment Management. Incorporated herein by reference to identically numbered exhibit to Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed on Form N-1A on March 31, 1999.



           (x) Subadvisory Agreement between SAAMCo and Banc of America Capital Management, Inc. Incorporated herein by reference to exhibit d(iii) to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A filed on December 15, 2000.



           (xi) Subadvisory Agreement between SAAMCo and Marsico Capital Management, LLC. Incorporated herein by reference to exhibit d(iv) to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A filed on December 15, 2000.



           (xii)   Subadvisory Agreement between SAAMCo and Putnam
                   Investment Management, LLC. Incorporated herein by reference to exhibit d(x) to Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A filed on March 31, 1999.




           (xiii) Form of Subadvisory Agreement between SAAMCo and WM Advisors, Inc. Incorporated herein by reference to exhibit d(xiii) to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on July 5, 2001.

     (e)  Inapplicable.

     (f)  Inapplicable.


     (g) Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated herein by reference to Exhibit 8 of Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on February 28, 1997.



     (h) (i) Form of Addendum to Fund Participation Agreement. Incorporated herein by reference to Exhibit (h)(i) of Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on July 5, 2001.



          (ii) Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company. Incorporated herein by reference to Exhibit 9(a) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on May 7, 1997.



     (i)  Opinion and Consent of Counsel.*



     (j)  Consent of Independent Accountants.*


     (k)  Inapplicable.

     (l)  Inapplicable.

     (m) Form of Service Plan Pursuant to Rule 12b-1. Incorporated herein by reference to Exhibit (m) of Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on July 5, 2001.



     (n) (i) Power of Attorney. Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A filed on April 24, 2001.

          (ii) Plan Pursuant to 18f-3. Incorporated herein by reference to Exhibit (n)(ii) of Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on July 5, 2001.




     (o)  Inapplicable.



* Filed herewith




     (p)  (i)    Code of Ethics of SunAmerica Asset Management Corp.*



          (ii) Code of Ethics of Alliance Capital Management, LP. Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A filed on April 24, 2001.



          (iii) Code of Ethics of Banc of America Capital Management, Inc. Incorporated herein by reference to Post-Effective Amendment No. 6 to Nations Annuity Trust's Registration Statement on Form N-1A (File no. 811-08481) filed October 11, 2000.



          (iv) Code of Ethics of Davis Selected Advisers, L.P. Incorporated herein by reference to Post-Effective Amendment No. 60 to Davis New York Venture Fund, Inc.'s Registration Statement on Form N-1A (File No. 811-1701) filed October 3, 2000.


          (v) Code of Ethics of Federated Investment Counseling. Incorporated herein by reference to Post-Effective Amendment No. 39 to Money Market Obligations Trust's Registration Statement on Form N-1A (File No. 811-5950) filed on February 25, 2000.

          (vi) Code of Ethics of First American Asset Management. Incorporated herein by reference to Post-Effective Amendment No. 33 to First American Funds Inc.'s Registration Statement on Form N-1A (File No. 811-03313) filed on November 29, 2000.


          (vii) Code of Ethics of Goldman Sachs Asset Management and Goldman Sachs Asset Management International. Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A filed on December 15, 2000.



          (viii) Code of Ethics of Marsico Capital Management, LLC.*



          (ix) Code of Ethics of Massachusetts Financial Services Company. Incorporated by reference to MFS Series Trust IX (File No. 811-2464) to Post-Effective Amendment No. 40 filed with the SEC August 28, 2000.



          (x) Code of Ethics of Morgan Stanley Dean Witter Investment Management. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Morgan Stanley Dean Witter Institutional Fund, Inc.'s Registration Statement on Form N-1A (File No. 811-05624) filed May 1, 2000.


          (xi) Code of Ethics of Putnam Investment Management, Inc. Incorporated herein by reference to Post-Effective Amendment No. 81 to Putnam Investors Fund's Registration Statement on Form N-1A (File No. 811-00159) filed November 28, 2000.


          (xii) Code of Ethics of WM Advisors, Inc. Incorporated herein by reference to Exhibit (p)(xii) of Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on July 5, 2001.


* filed herewith


Item 24. Persons Controlled by or Under Common Control with the Registrant.


         The following entities are under common control with the Registrant, SunAmerica Series Trust:


     1)   Anchor Pathway Fund;
     2)   Anchor Series Trust; and
     3)   Seasons Series Trust.

     Each of the above referenced entities, including SunAmerica Series Trust, is organized under the laws of the State of Massachusetts as a Massachusetts business trust.

Item 25. Indemnification.

         Article VI of the Registrant's By-Laws relating to the indemnification of officers and trustees is quoted below:

                                   ARTICLE VI
                                 INDEMNIFICATION

                    The Trust shall provide any indemnification required by
               applicable law and shall indemnify trustees, officers, agents and employees as follows:


               (a) The Trust shall indemnify any Trustee or officer of the Trust who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than action by or in the right of the Trust) by reason of the fact that such Person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, Trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Person in connection with such action, suit or proceeding, provided such Person acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such Person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Person did not reasonably believe his or her actions to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such Person's conduct was unlawful.


               (b) The Trust shall indemnify any Trustee or officer of the Trust who was or is a part or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such Person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, Trust or other enterprise, against expenses (including attorneys' fees), actually and reasonably incurred by such Person in connection with the defense or settlement of such action or suit if such Person acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Trust, except that no indemnification shall be made in respect of any claim, issue or matter as to which such Person shall have been adjudged to be liable for negligence or misconduct in the performance of such Person's duty to the Trust unless and only to the extent that the court in which such action or suit was brought, or any other court having jurisdiction in the premises, shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such Person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

               (c) To the extent that a Trustee or officer of the Trust has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subparagraphs (a) or (b) above or in defense of any claim, issue or matter therein, such Person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such Person in connection therewith, without the necessity for the determination as to the standard of conduct as provided in subparagraph (d).

               (d) Any indemnification under subparagraph (a) or (b) (unless ordered by a court) shall be made by the Trust only as authorized in the specific case upon a determination that indemnification of the Trustee or officer is proper in view of the standard of conduct set forth in subparagraph (a) or
                    (b). Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of Trustees who were disinterested and not parties to such action, suit or proceedings, or (ii) if such a quorum of disinterested Trustees so directs, by independent legal counsel in a written opinion, and any determination so made shall be conclusive and binding upon all parties.

               (e) Expenses incurred in defending a civil or criminal action, writ or proceeding may be paid by the Trust in advance of the final disposition of such action, suit or proceeding, as authorized in the particular case, upon receipt of an undertaking by or on behalf of the Trustee or officer to repay such amount unless it shall ultimately be determined that such Person is entitled to be indemnified by the Trust as authorized herein. Such determination must be made by disinterested Trustees or independent legal counsel. Prior to any payment being made pursuant to this paragraph, a majority of quorum of disinterested, non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

               (f) Agents and employees of the Trust who are not Trustees or officers of the Trust may be indemnified under the same standards and procedures set forth above, in the discretion of the Board.

               (g) Any indemnification pursuant to this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled and shall continue as to a Person who has ceased to be a Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a Person.

               (h) Nothing in the Declaration or in these By-Laws shall be deemed to protect any Trustee or officer of the Trust against any liability to the Trust or to its Shareholders to which such Person would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Person's office.

               (i) The Trust shall have power to purchase and maintain insurance on behalf of any Person against any liability asserted against or incurred by such Person, whether or not the Trust would have the power to indemnify such Person against such liability under the provisions of this Article. Nevertheless, insurance will not be purchased or maintained by the Trust if the purchase or maintenance of such insurance would result in the indemnification of any Person in contravention of any rule or regulation and/or interpretation of the Securities and Exchange Commission.

                           * * * * * * * * * * * * * *

                    The Investment Advisory and Management Agreement provides
               that in absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office on the part of the Investment Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Investment Adviser to perform or assist in the performance of its obligations under each Agreement) the Investment Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services, including without limitation, any error of judgment or mistake or law or for any loss suffered by any of them in connection with the matters to which each Agreement relates, except to the extent specified in Section 36(b) of the Investment Company Act of 1940 concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Certain of the Subadvisory Agreements provide for similar indemnification of the Subadviser by the Investment Adviser.


                    SunAmerica Inc., the parent of Anchor National Life
               Insurance Company, provides, without cost to the Fund, indemnification of individual trustees. By individual letter agreement, SunAmerica Inc. indemnifies each trustee to the fullest extent permitted by law against expenses and liabilities (including damages, judgments, settlements, costs, attorney's fees, charges and expenses) actually and reasonably incurred in connection with any action which is the subject of any threatened, asserted, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise and whether formal or informal to which any trustee was, is or is threatened to be made a party by reason of facts which include his being or having been a trustee, but only to the extent such expenses and liabilities are not covered by insurance.


                    Insofar as indemnification for liabilities arising under the
               Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "Commission") such indemnification is against public policy as expressed in the Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26. Business and Other Connections of the Investment Adviser.


                    SunAmerica Asset Management Corp. ("SAAMCo"), the Investment
               Adviser of the Trust, is primarily in the business of providing investment management, advisory and administrative services. Reference is made to the most recent Form ADV and schedules thereto of SAAMCo on file with the Commission (File No. 801-19813) for a description of the names and employment of the directors and officers of SAAMCo and other required information.



Alliance Capital Management L.P., Banc of America Capital Management, LLC., Davis Selected Advisers, L.P., Federated Investment Counseling, Goldman Sachs Asset Management, Goldman Sachs Asset Management International, Marsico Capital Management, LLC, Massachusetts Financial Services Company, Morgan Stanley Investment Management Inc., Putnam Investment Management, LLC, U.S. Bancorp Asset Management and WM Advisors, Inc. and the Subadvisers of certain of the Portfolios of the Trust, are primarily engaged in the business of rendering investment advisory services. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of Alliance Capital Management L.P., Banc of America Capital Management, LLC., Davis Selected Advisers, L.P., Federated Investment Counseling, Goldman Sachs Asset Management, Goldman Sachs Asset Management International, Marsico Capital Management, LLC, Massachusetts Financial Services

                  Company, Morgan Stanley Investment Management Inc., Putnam Investment Management, LLC, U.S. Bancorp Asset Management, WM Advisors, Inc. and other required information:



                                                                       File No.
                                                                       --------
                  Alliance Capital Management L.P.                   801-32361
                  Banc of America Capital Management, LLC            801-50372
                  Davis Selected Advisers, L.P.                      801-31648
                  Federated Investment Counseling                    801-34611
                  U.S. Bancorp Asset Management                      801-24113
                  Goldman Sachs & Co.                                801-16048
                  Goldman Sachs Asset Management International       801-38157
                  Marsico Capital Management, LLC                    801-54914
                  Massachusetts Financial Services Company           801-17352
                  Morgan Stanley Investment Management Inc.          801-15757
                  Putnam Investment Management, LLC                  801-7974
                  SunAmerica Asset Management Corp.                  811-07238
                  WM Advisors, Inc.                                  801-4855



Item 27. Principal Underwriters.

                  There is no Principal Underwriter for the Registrant.

Item 28. Location of Accounts and Records.

                           State Street Bank and Trust Company, 225 Franklin
                  Street, Boston, Massachusetts 02110, acts as custodian, transfer agent and dividend paying agent. It maintains books, records and accounts pursuant to the instructions of the Trust.


                  SunAmerica Asset Management Corp. is located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. Alliance Capital Management L.P. is located at 1345 Avenue of the Americas, New York, New York 10105. Banc of America Capital Management, LLC. is located at One Bank of America Plaza, Charlotte, North Carolina 28255. Davis Selected Advisers, L.P. is located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Federated Investment Counseling is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. U.S. Bancorp Asset Management is located at 800 Nicollet Mall, Minneapolis, Minnesota 55402. Goldman Sachs Asset Management is located at 32 Old Slip, New York, New York 10005. Goldman Sachs Asset Management International is located at Procession House, 55 Ludgate Hill, London EC4M7JW, England. Marsico Capital Management, LLC is located at 1200 17th Street, Suite 1300, Denver, Colorado 80202. Massachusetts Financial Services Company is located at 500 Boylston Street, Boston, Massachusetts 02116. Morgan Stanley Investment Management
                  Inc. is located at 1221 Avenue of the Americas, New York, New York 10020. WM Advisors, Inc. is located at 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101. Putnam Investment Management, LLC., is located at One Post Office Square, Boston, Massachusetts 02109. Each of the Investment Adviser and Subadvisers maintain the books, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

Item 29. Management Services.

                  Inapplicable.

Item 30. Undertakings.

                  Inapplicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 28 to the Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused the Post-Effective Amendment No. 28 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 30th day of April, 2002.



                                       SUNAMERICA SERIES TRUST



                                       By:    /s/ ROBERT M. ZAKEM
                                              --------------------------
                                              Robert M. Zakem
                                              Vice President and
                                              Assistant Secretary



         Pursuant to the requirements of the Securities Act of 1933, as amended, the Post-Effective Amendment No. 28 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:





         *                                   Trustee, Chairman and
------------------                           President
Jana W. Greer                                (Principal Executive Officer)



         *                                   Vice President,                          April 30, 2002
------------------                           Treasurer and Controller
Peter C. Sutton                              (Principal Financial and Accounting
                                             Officer)


         *                                   Trustee                                  April 30, 2002
-----------------
Monica C. Lozano




         *                                   Trustee                                  April 30, 2002
----------------
Allan L. Sher


         *                                   Trustee                                  April 30, 2002
----------------
Bruce G. Willison


         *                                   Trustee                                  April 30, 2002
----------------
Carl D. Covitz


         *                                   Trustee                                  April 30, 2002
----------------
Gilbert T. Ray


*By: /s/ROBERT M. ZAKEM                                                               April 30, 2002
     ---------------------
     Robert M. Zakem
     Attorney-in-Fact

                            SUNAMERICA SERIES TRUST
                                 EXHIBIT INDEX


Exhibit No.                                                   Exhibit
-----------                                                   --------










(i) Opinion and Consent of Counsel
(j) Consent of Independent Accountants
(p)(i) Code of Ethics of SunAmerica Asset Management Corp.
(p)(viii) Code of Ethics of Marsico Capital Management, LLC